UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

         Investment Company Act file number    811-04416
                                            ---------------------------

                                 Allegiant Funds
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 760 Moore Road
                            King of Prussia, PA 19406
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Audrey Talley, Esq.
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
         --------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-622-3863
                                                           -------------

                         Date of fiscal year end: May 31
                                                 -------

                     Date of reporting period: May 31, 2005
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                  ANNUAL REPORT
                                   MAY 31, 2005

                                    [GRAPHIC]

                                       EQUITY FUNDS
                             ASSET ALLOCATION FUNDS

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)

                                                    THE DISCIPLINE OF INVESTING,
                                                         A COMMITMENT TO RESULTS

ALLEGIANT FUNDS
ANNUAL REPORT

(FORMERLY ARMADA FUNDS)

EQUITY FUNDS
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

                                TABLE OF CONTENTS

Chairman's and President's Message ..................................    1

Message from the Investment Adviser .................................    2

Economic and Market Overview ........................................    3

Explanation of Expense Tables .......................................    6

Fund Overviews ......................................................    8

Trustees and Officers of the Trust ..................................   36

Report of Independent Registered Public Accounting Firm .............   38

Financial Highlights ................................................   39

Statements of Net Assets ............................................   48

Statements of Operations ............................................   84

Statements of Changes in Net Assets .................................   87

Notes to Financial Statements .......................................   94

Notice to Shareholders ..............................................  107

This material must be preceded or accompanied by a Prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Equity and Asset Allocation Funds ("the Funds") carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional or calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

------------------------------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

Allegiant Asset Management Company ("AAM") serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor LLC ("PFD"), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

                                     ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
                                              CHAIRMAN'S AND PRESIDENT'S MESSAGE

JULY 2005

Dear Shareholder:

This first annual report under our new name, Allegiant Funds, contains important information about your investments, the financial markets, and the events shaping global markets. During the year ended May 31, 2005, total assets of the Allegiant Funds decreased by $2.7 billion or 19.5% to $11.5 billion, primarily as a result of net shareholder redemptions from the Allegiant Money Market Funds, which amounted to $2.2 billion.

We also are pleased to present a message from your investment adviser, Allegiant Asset Management Company, which underlines the firm's ongoing commitment to provide you with superior fund offerings by adding new talent to its portfolio management teams and strengthening all facets of the Allegiant Asset Management Company organization to meet your current and emerging investment needs.

The Board of Trustees is committed to ensuring that shareholders' interests are paramount in all aspects of the Allegiant Funds' management. During the past year, we have added resources to strengthen our compliance program and will continue to enhance this program to meet evolving industry challenges.

More information about the Allegiant Funds is available on our new website at www.allegiantfunds.com. You also can speak with your investment professional or call an Allegiant Funds representative at 1-800-622-FUND (3863). We encourage you to review the audited financial information to stay informed about your investments.

Thank you for making the Allegiant Funds part of your investment portfolio. We look forward to helping you achieve your financial goals in the year ahead.

Sincerely,

/s/ ROBERT D. NEARY                      /s/ HERBERT R. MARTENS

Robert D. Neary                          Herbert R. Martens, Jr.
Chairman                                 President

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
MESSAGE FROM THE INVESTMENT ADVISER

JULY 2005

Dear Investor:

I am excited as I reflect on this past year. Our new name -- Allegiant -- is a visible symbol of our commitment to be an industry leader and your fund family of choice. Allegiant represents the attributes we value -- strength, unity, quality, talent and leadership. We are focused on delivering competitive investment performance and a quality service which exceeds investors' expectations each and every day.

Allegiant looks at every opportunity to build shareholder value while offering you the best investment solutions in the marketplace. Over the past year, we took many steps to realign and improve our investment styles. We have built a formidable investment management team by retaining the organization's most talented managers and attracting investment professionals who bring strong industry experience and competitive track records. We will continue to invest in resources to enable our portfolio managers to focus on what they do best -- manage money.

Allegiant Asset Management Company recognizes that you have placed your trust in us as your provider of choice and is committed to delivering the best investment choices to you. We have several exciting initiatives underway and look forward to keeping you informed of our progress in the year ahead.

Thank you for your business and continued confidence in us.

Sincerely,

/s/ TED M. PARKER

Ted M. Parker
Chairman
Allegiant Asset Management Company

[LOGO]
ALLEGIANT(SM)

                                     ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
                                                    ECONOMIC AND MARKET OVERVIEW

JULY 2005

Despite high oil prices, geopolitical unrest, and a number of other headwinds, the U.S. economy continued to show its resilience during the reporting period. Real gross domestic product (GDP) rose an annualized 3.8% during the fourth quarter of 2004 as well as the first quarter of 2005. The rate of corporate profit growth in the first half of 2005 couldn't match the heady 20% gain witnessed in 2004, but the S&P 500(R) put up respectable numbers all the same. Earnings grew at a rate of 7.1% during the first quarter of 2005, with Thomson/First Call forecasting a 6.8% increase for the second quarter.

After reducing the federal funds rate to a 45-year low of 1% in June 2003, the Federal Reserve (the "Fed") reversed course in June 2004 with the first of nine quarter-point hikes. These hikes moved the Fed from the accommodative position that helped revive the economy toward a neutral position. Inflation appeared to remain under control during the period. The Consumer Price Index fell 0.1% in May 2005, while the core rate (excluding volatile food and energy prices) rose only 0.1%. Meanwhile, the Producer Price Index fell 0.6% in May 2005, the largest drop in two years, with the core rate rising a mere 0.1%.

On the employment front, the U.S. economy created an average of 165,000 jobs monthly over the past 12 months. Although this figure does not capture the self-employed, household workers, reservists, or contract employees, we still expected to see higher numbers in the wake of strong overall economic growth. It is becoming increasingly clear that a new employment paradigm is taking hold in the United States. Given ongoing corporate productivity gains, the rise of global outsourcing, and other fundamental shifts in our economy, it may no longer be realistic to expect job creation to exceed current levels even in a recovery.

EQUITIES ENJOY A SECOND STRAIGHT YEAR OF SOLID RETURNS

Equity investors spent the period leading up to November's Presidential election largely on the sidelines. With the race decided, prices soared during the fourth quarter of 2004 and helped lift the broad indices to solid returns. A Bush reelection coupled with a Republican-controlled Congress allayed fears for many that tax rates on dividends and capital gains would return to higher levels.

For the 12 months ended May 31, 2005 the Russell 1000(R) Index of large-cap companies returned 9.42%, while the Russell 2000(R) Index (a leading small cap indicator) returned 9.82%. Energy-related sectors led all others with returns in excess of 30%. Rising domestic and Asian demand, coupled with fear of a long-term secular decline in worldwide production, pushed the price of light sweet crude past $50 a barrel for much of the period. (Oil would subsequently hit the $60 mark on June 23, 2005.)

"EQUITY INVESTORS SPENT THE PERIOD LEADING UP TO NOVEMBER'S PRESIDENTIAL ELECTION LARGELY ON THE SIDELINES."

COMMENTARY PROVIDED BY ALLEGIANT ASSET MANAGEMENT COMPANY

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
ECONOMIC AND MARKET OVERVIEW

"GLOBAL PENSION FUND REFORM, DEMOGRAPHICS, AND HEAVY BUYING BY FOREIGN CENTRAL BANKS ARE JUST THREE FACTORS DRIVING THE DEMAND FOR LONG-DATED BONDS."

Early cycle and value-oriented sectors such as industrials and materials were also among the top performers during the reporting period and helped value indices soundly outperform their growth counterparts. For example, the Russell 1000(R) Value Index returned 15.49% versus only 3.33% for the Russell 1000(R) Growth Index for the 12 months ended May 31, 2005. This disparity was mirrored in both the small cap and mid cap universes. Although financials fell far short of double-digit returns, this sector showed surprising durability. Banking stocks benefited in part from the persistence of low long-term rates, which prolonged a mortgage refinancing cycle that had already appeared long in the tooth. Meanwhile, rising real estate prices supported the rich valuations of real estate investment trusts, commonly known as REITs.

For international equity investors, the past year proved even more rewarding. As the reporting period got underway, investor concerns over a potential slowing in China's economic expansion began to recede. China's GDP continued to grow at a 9% clip, and it showed few signs of quenching a deep thirst for oil and the other building blocks of infrastructure. Despite the mild recession that plagued Japan, it benefited from its position as the largest exporter to China.

The euro zone's own anemic 1% growth rate notwithstanding, the combination of attractive valuations and strong corporate profit growth fueled a market rally that gathered steam in the fall. As a result, the Morgan Stanley MSCI EAFE(R) (Europe, Australasia, Far East) Index returned 17.6% in U.S. dollars for the 12 months ended May 31, 2005. A weak dollar certainly contributed to its strong performance, but the EAFE Index still managed a 13.9% return in local terms.

U.S. FIXED INCOME MARKET SHOWS SURPRISING RESILIENCE

Given the general strength of the economy and the Fed's tightening campaign, most observers anticipated a challenging fixed-income market over the past 12 months. Instead, the Lehman U.S. Aggregate Bond Index (a broad measure of the bond market) returned a healthy 6.82% for the 12 months ended May 31, 2005. An expected sustained rise in interest rates (with an attendant drop in bond prices) simply never materialized beyond short-dated securities. Indeed, the yield on the U.S. 10-year Treasury note actually finished the reporting period at a lower level than when it began. From 4.65% on May 31, 2004, the benchmark fell to 3.98% 12 months later. Similarly, yields on the 30-year bond dropped from 5.35% to 4.32%. Fed Chairman Greenspan has called this scenario a "conundrum," although in hindsight the persistence of low yields is perhaps not all that surprising. Global pension fund reform, demographics, and heavy buying by foreign central banks are just three factors driving the demand for long-dated bonds.

According to the U.S. Pension Benefit Guaranty Corporation, the underfunding of U.S. corporate pension plans ballooned to a record $450 billion in 2004. A similar crisis has been unfolding across Western Europe. Pension fund managers have begun to respond to this problem by increasing the fixed-income allocations in their portfolios. In their pursuit of ultra-safe

"...THIS GENERATION BORN IMMEDIATELY AFTER WORLD WAR II (BABY BOOMERS) CONTINUES TO MOVE MORE OF ITS ASSETS INTO FIXED INCOME, TAKING ADVANTAGE OF ITS LOWER RELATIVE VOLATILITY COMPARED TO STOCKS."

Treasuries, pension funds appear to be trading the potential for higher returns from equities for the ability to match liabilities to assets more accurately. Indeed, the demand for securities that offer a guaranteed--albeit low--rate of return over several decades led both the French and U.K. treasuries to begin offering investors 50-year bonds recently. As for demographics, the first wave of baby boomers now edges closer to retirement. In preparation, this generation born immediately after World War II (Baby Boomers) continues to move more of its assets into fixed income, taking advantage of its lower relative volatility compared to stocks.

Meanwhile, net foreign purchases of U.S. Treasury securities rose to $75.5 billion during the first quarter of 2005, a nearly fivefold increase over the preceding quarter. With the U.S. current account deficit climbing to $195.1 billion for the first three months of 2005, several large trading partners are recycling at least part of their surplus into the perceived safety of U.S. Treasuries. China, which accounts for more than 20% of the U.S. trade deficit on its own, has become perhaps the most visible buyer. However, Saudi Arabia and other OPEC members awash with dollars have been active as well.

ALL EYES REMAIN ON CHINA

As we look to the latter half of 2005, some signs point to moderating growth for the U.S. economy. In May, the Conference Board's closely watched composite index of leading economic indicators fell 0.5%, while the Institute for Supply Management's business index declined. Still, the rate of corporate profit growth should remain steady, with any relief in oil prices providing an extra lift to the bottom line.

The outlook for corporate profits, combined with low bond yields and strong corporate balance sheets, augurs well for U.S. equity prices in the coming year. Low long-term rates tend to support high price-to-earnings ratios, and extra cash should lead to a rise in share repurchases, dividend increases, and other shareholder-friendly actions.

Richard Fisher, president of the Federal Reserve Bank of Dallas, recently noted that the Fed is "in the eighth inning" of its current cycle of fed funds rate increases. Although he didn't rule out extra innings, the Fed is approaching the end of the tightening campaign. We see no threat of rising labor costs, the single-largest driver of inflation. Global outsourcing gives the U.S. economy a ready pool of educated, inexpensive workers for many jobs in a labor shortage, and that should keep costs under control.

Along with the United States, all eyes remain fixed on China to provide a continued boost to the global economy. The euro zone's prospects remain muted; in fact, many observers are waiting to see whether the European Central Bank follows a surprise move by Sweden and cuts its own short-term interest rate. As for Japan, we remain cautiously optimistic. Its economy appears to have turned a corner as wages have stabilized and consumer spending has finally begun to rise.

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
EXPLANATION OF EXPENSE TABLES

THE EXPENSES SHOWN IN THE EXPENSE TABLES ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), (INCLUDING CONTINGENT DEFERRED SALES CHARGES), AND REDEMPTION FEES FOR CERTAIN CLASSES OF CERTAIN FUNDS, ALL OF WHICH IS DESCRIBED IN THE PROSPECTUS. THEREFORE, THE INFORMATION IN THE SECTION LABELED "HYPOTHETICAL" IS USEFUL IN COMPARING ONGOING COST ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING OTHER FUNDS. IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. THE "ANNUALIZED EXPENSE RATIO" REFLECTS THE ACTUAL EXPENSES FOR THE PERIOD (DECEMBER 1, 2004 TO MAY 31, 2005), AND MAY BE DIFFERENT FROM THE EXPENSE RATIO IN THE FINANCIAL HIGHLIGHTS WHICH IS FOR THE YEAR ENDED MAY 31, 2005.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2004 to May 31, 2005).

The Expense Table that appears in your Fund's overview illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -- because the return used is not your Fund's actual return -- the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.


6
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                       THIS PAGE INTENTIONALLY LEFT BLANK

ALLEGIANT EQUITY FUNDS
INTERNATIONAL EQUITY FUND OVERVIEW
MAY 31, 2005

    Martin C. Schulz
Director, International
   Equity Investment

        [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant International Equity Fund posted a total return of 4.85% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 10.99% for Class I investors. The Fund's benchmark, the Morgan Stanley MSCI EAFE(R) (Europe, Australasia, Far East) Index*, returned 14.76% over the same period.

FACTORS AFFECTING PERFORMANCE

As the reporting period got underway, investor concerns over a potential slowing in China's economic growth began to recede. China's--and India's--ongoing demand for a broad range of commodities and infrastructure drove earnings that far exceeded diminished expectations in the basic materials, industrials, and energy sectors. That, in turn, helped fuel a market rally that picked up steam in the fall.

The management team correctly overweighted the portfolio in the energy and materials sectors, although an underweight in industrials detracted from results. Country allocation contributed to performance, particularly overweights in Norway, Hong Kong, and Singapore and underweights in Japan and Switzerland. Among the portfolio's individual holdings, Australia's BHP Billiton (BHP) saw its shares rise 49% as it brought new oil production online. Hong Kong's COSCO Pacific (CSPKF), which leases shipping containers in Chinese ports, rose 45.9% as the pace of goods flowing in and out of the country remained brisk. The Fund held stakes in both companies for the entire 12-month period. The shipbuilding boom benefited Finland's Wartsila (WRTBV FH), which manufactures diesel engines for large vessels. Its shares rose 31.3% from the time it was added to the portfolio in February through the end of the reporting period.

The Fund further benefited from the U.S. dollar's poor showing during the latter half of 2004. Although the dollar recovered some ground in 2005, the benchmark's 13.9% return in local terms for the 12-month period is nearly four percentage points less than its return in dollars. Underperformance versus the EAFE Index can be attributed mainly to the portfolio's conservative large cap orientation. The smaller stocks in the benchmark, as measured by the MSCI EAFE(R) Small Cap Index, returned 23.3%.

CURRENT POSITIONING

Entering the month of June, the Fund maintained an overweight in Asia, excluding Japan. On a relative basis, the region offers attractive valuations, higher dividend yields, and stronger expected growth than Europe. The management team is particularly sanguine about the prospects for developing markets. Countries such as Taiwan and Malaysia include a number of companies that are well positioned to benefit from continued strength in commodity prices.

Although underweighted in the euro zone, the Fund's exposure to Denmark, Finland, Norway, and Sweden exceeds the benchmark's. The Scandinavian countries are home to a number of industrial companies leveraged to global economic growth. Additionally, these countries offer more policy flexibility and lower current account deficits than the rest of Europe.

INTERNATIONAL INVESTMENTS ARE SUBJECT TO SPECIAL RISKS NOT ORDINARILY ASSOCIATED WITH DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL CHANGE AND DIFFERING ACCOUNTING STANDARDS THAT MAY ADVERSELY AFFECT PORTFOLIO SECURITIES.

* THE MORGAN STANLEY MSCI EAFE(R) INDEX OF MORE THAN 1,000 EQUITY SECURITIES OF FOREIGN COMPANIES IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             PORTFOLIO HOLDINGS
             ------------------

United Kingdom                        19.1%
Japan                                 15.5
Foreign Futures                       10.2
Germany                                5.5
Switzerland                            5.5
France                                 4.7
Netherlands                            4.6
Hong Kong                              3.8
Belgium                                3.7
Affiliated Money Market Fund           3.5
Other Countries-Europe                14.9
Other Countries-Far East               5.1
Other Countries-Emerging Markets       1.7
Other Countries                        2.2
                                     -----
                                     100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Morgan Stanley
                  Shares            Shares           MSCI EAFE(R) Index*
8/1/97           $ 10000            $ 10000              $ 10000
5/31/98            10876              10800                10340
5/31/99            10980              10812                10789
5/31/00            15251              14878                12629
5/31/01            11782              11387                10452
5/31/02            10594              10143                 9449
5/31/03             8779               8331                 8287
5/31/04            11281              10606                10980
5/31/05            12521              11650                12601

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
--------------------------------------------------------------------------------------------------------------
                DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
--------------------------------------------------------------------------------------------------------------
Class I Shares      08/01/97        10.99%    5.73%    (3.87)%        2.91%               N/A            N/A
--------------------------------------------------------------------------------------------------------------
Class A Shares      08/01/97         4.51%    3.42%    (5.23)%        1.87%              5.50%           N/A
--------------------------------------------------------------------------------------------------------------
Class B Shares      01/06/98         4.85%    3.50%    (5.13)%        1.97%               N/A           5.00%
--------------------------------------------------------------------------------------------------------------
Class C Shares      01/05/00         9.01%    4.77%    (4.75)%        1.95%               N/A           1.00%
--------------------------------------------------------------------------------------------------------------
Class R Shares      07/31/03         9.69%    5.13%    (4.41)%        2.34%               N/A           0.75%
--------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                   EXPENSE TABLE
--------------------------------------------------------------------------------------------------------------
                             BEGINNING               ENDING
                           ACCOUNT VALUE          ACCOUNT VALUE             ANNUALIZED            EXPENSES PAID
 ACTUAL                       12/1/04                5/31/05               EXPENSE RATIO          DURING PERIOD+
--------------------------------------------------------------------------------------------------------------
Class I                     $ 1,000.00             $   996.40                1.32%                 $  6.57
--------------------------------------------------------------------------------------------------------------
Class A                       1,000.00                 994.80                1.57%                 $  7.81
--------------------------------------------------------------------------------------------------------------
Class B                       1,000.00                 991.30                2.25%                 $ 11.17
--------------------------------------------------------------------------------------------------------------
Class C                       1,000.00                 991.60                2.25%                 $ 11.17
--------------------------------------------------------------------------------------------------------------
Class R                       1,000.00                 993.50                1.85%                 $  9.19
--------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------------------------------------
Class I                       1,000.00               1,018.42                1.32%                 $  6.64
--------------------------------------------------------------------------------------------------------------
Class A                       1,000.00               1,017.17                1.57%                 $  7.90
--------------------------------------------------------------------------------------------------------------
Class B                       1,000.00               1,013.78                2.25%                 $ 11.30
--------------------------------------------------------------------------------------------------------------
Class C                       1,000.00               1,013.78                2.25%                 $ 11.30
--------------------------------------------------------------------------------------------------------------
Class R                       1,000.00               1,015.78                1.85%                 $  9.30
--------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
LARGE CAP CORE EQUITY FUND OVERVIEW
MAY 31, 2005

   Christopher A. Wiles, CFA
   Managing Senior Director,
Large Cap Core/Growth Investment

           [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Large Cap Core Equity Fund posted a total return of 1.90% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 7.95% for Class I investors. The Fund's benchmark, the S&P 500(R) Index*, returned 8.24% over the same period.

FACTORS AFFECTING PERFORMANCE

Solid growth in corporate earnings and nine successive quarter-point hikes in the federal funds rate underscored the strength in the U.S. economy over the trailing 12 months. Cyclical stocks led the benchmark, with the energy sector returning 32% and outperforming all others. The Fund maintained a market weighting in this and all sectors as part of its permanent strategy, only overweighting or underweighting specific industries and securities to add value to the portfolio. Within energy, an emphasis on oilfield services stocks proved beneficial as light sweet crude remained above $40 per barrel for nearly the entire period. During the period, holdings in TransOcean (RIG) and Weatherford
(WFT) performed well for the Fund due to increased demand driving the pace of oil exploration and production.

Despite the telecom sector's poor overall performance, Fund management correctly avoided the Baby Bells and other land-line carriers for a significant stake in NII Holdings (NIHD), parent of wireless carrier Nextel International, during the entire period. Attractively valued, with strong growth prospects in Central and South America, it was the portfolio's top performer with a 66.3% return. Similarly, a handful of quality names in the otherwise disappointing technology sector contributed to performance.

An underweight in large cap pharmaceutical stocks proved beneficial throughout most of the period. Merck (MRK), which we did not own, and Pfizer (PFE) have suffered from issues surrounding their withdrawals of Cox-2 inhibitors Vioxx and Bextra, respectively. Moreover, investors questioned the ability of the industry to replace blockbuster drugs that are coming off patent. Instead, the management team favored the medical device industry and biotech company Amgen (AMGN). The latter has been a solid performer and boasts an outstanding cash flow profile.

Among the Fund's disappointments, the portfolio gave back some of its energy gains as the market pulled back during the final two months of the period. An underweight in banking also detracted from performance as long-term Treasury yields remained low and continued to fuel the mortgage refinancing cycle.

CURRENT POSITIONING

Fund management continues to seek out companies and industries with long-term prospects for taking market share. For example, within the consumer discretionary sector, holdings such as Yahoo (YHOO), Electronic Arts (ERTS), and International Game Technology (IGT) stand to benefit as traditional entertainment media lose share to competition from the Internet, casinos, and video gaming.

* THE S&P 500(R) INDEX, A WIDELY-USED, UNMANAGED INDEX OF 500 COMMON STOCKS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

          PORTFOLIO HOLDINGS
          ------------------

Financials                       19.6%
Information Technology           15.3
Healthcare                       13.2
Industrials                      11.4
Consumer Discretionary           11.2
Consumer Staples                 10.2
Energy                            8.4
Utilities                         3.3
Affliated Money Market Fund       0.7
Other                             6.7
                                -----
                                100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I           Class B          S&P 500(R)
                  Shares            Shares           Index*
8/1/97            $ 10000           $ 10000          $ 10000
5/31/98             11403             11324            11588
5/31/99             14377             14173            14025
5/31/00             16147             15776            15493
5/31/01             15237             14752            13859
5/31/02             13867             13297            11941
5/31/03             12356             11729            10978
5/31/04             14174             13336            12989
5/31/05             15300             14257            14058

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                     AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
---------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
---------------------------------------------------------------------------------------------------------------
Class I Shares       08/01/97         7.95%    3.33%    (1.07)%         5.58%              N/A            N/A
---------------------------------------------------------------------------------------------------------------
Class A Shares       08/01/97         1.61%    1.11%    (2.44)%         4.55%             5.50%           N/A
---------------------------------------------------------------------------------------------------------------
Class B Shares       01/06/98         1.90%    1.06%    (2.34)%         4.63%              N/A           5.00%
---------------------------------------------------------------------------------------------------------------
Class C Shares       01/20/00         5.82%    2.34%    (2.03)%         4.58%              N/A           1.00%
---------------------------------------------------------------------------------------------------------------
Class R Shares       07/31/03         6.57%    2.69%    (1.66)%         4.97%              N/A           0.75%
---------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                   EXPENSE TABLE
---------------------------------------------------------------------------------------------------------------
                              BEGINNING               ENDING
                            ACCOUNT VALUE          ACCOUNT VALUE            ANNUALIZED           EXPENSES PAID
 ACTUAL                       12/1/04                 5/31/05             EXPENSE RATIO          DURING PERIOD+
---------------------------------------------------------------------------------------------------------------
Class I                      $ 1,000.00             $ 1,023.00                0.99%                  $ 4.99
---------------------------------------------------------------------------------------------------------------
Class A                        1,000.00               1,020.70                1.24%                  $ 6.25
---------------------------------------------------------------------------------------------------------------
Class B                        1,000.00               1,018.60                1.92%                  $ 9.66
---------------------------------------------------------------------------------------------------------------
Class C                        1,000.00               1,017.70                1.92%                  $ 9.66
---------------------------------------------------------------------------------------------------------------
Class R                        1,000.00               1,020.10                1.52%                  $ 7.66
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
---------------------------------------------------------------------------------------------------------------
Class I                        1,000.00               1,020.06                0.99%                  $ 4.99
---------------------------------------------------------------------------------------------------------------
Class A                        1,000.00               1,018.82                1.24%                  $ 6.24
---------------------------------------------------------------------------------------------------------------
Class B                        1,000.00               1,015.43                1.92%                  $ 9.65
---------------------------------------------------------------------------------------------------------------
Class C                        1,000.00               1,015.43                1.92%                  $ 9.65
---------------------------------------------------------------------------------------------------------------
Class R                        1,000.00               1,017.42                1.52%                  $ 7.65
---------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
LARGE CAP GROWTH FUND OVERVIEW
MAY 31, 2005

   Christopher A. Wiles, CFA
   Managing Senior Director,
Large Cap Core/Growth Investment

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Large Cap Growth Fund posted a total return of (2.80)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 3.22% for Class I investors. The Fund's benchmark, the Russell 1000(R) Growth Index*, returned 3.33% over the same period.

FACTORS AFFECTING PERFORMANCE

Despite the strength of the economic recovery and solid corporate earnings, the large cap growth market found itself in a relatively tight trading range over the past 12 months. Investors displayed a modest appetite for risk as the Federal Reserve began raising short-term rates, uncertainty in the Middle East continued, and the U.S Presidential election approached. Meanwhile, accelerating domestic and Asian demand kept oil above $40 per barrel for nearly the entire period.

The energy and utility sectors led the benchmark over the past 12 months, returning 35% and 22%, respectively. The Fund maintained a market weighting in these and all sectors as part of its permanent strategy, overweighting or underweighting specific industries and securities to add value to the portfolio. Within energy, an emphasis on oilfield services stocks proved beneficial. Weatherford (WFT), one such holding, performed well as increased demand drove the pace of exploration and production.

In the telecom sector, Fund management eschewed the Baby Bells and other land-line carriers for a significant stake in wireless carrier NII Holdings
(NIHD). Attractively valued, with strong growth prospects in Central and South America, it was one of the portfolio's top performers during the period. Similarly, a stake in Wynn Resorts (WYNN) taken at its initial public offering helped the portfolio's consumer discretionary performance outdistance the benchmark's before exiting that position.

Within healthcare, an underweight in large cap pharmaceutical stocks contributed to performance throughout most of the period. Merck (MRK), which we did not own, and Pfizer (PFE) have suffered from issues surrounding their withdrawals of Cox-2 inhibitors Vioxx and Bextra, respectively. Moreover, investors questioned the ability of the industry to replace blockbuster drugs that are coming off patent. Instead, the management team favored the medical device industry and biotech company Genentech (DNA). The latter has been a solid performer, benefiting in part from the success of its Avastin treatment for colon cancer.

CURRENT POSITIONING

The Fund remains focused on companies and industries with long-term prospects for taking market share. For example, within the consumer discretionary sector, holdings such as Yahoo! (YHOO), Electronic Arts (ERTS), International Game Technology (IGT), and MGM (MGM) stand to benefit as traditional entertainment media lose share to competition from the Internet, casinos, and video gaming. Moreover, P/E contraction presents a unique opportunity to increase our stake in selected blue chip holdings, such as Microsoft (MSFT), which currently offer high-single-digit to low-double-digital earnings growth at value stock prices.

* THE RUSSELL 1000(R) GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 LARGEST U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

           PORTFOLIO HOLDINGS
           ------------------

Healthcare                        24.7%
Technology                        22.4
Consumer Discretionary            21.0
Finance                           10.2
Consumer Staples                   9.0
Industrials                        7.2
Energy                             1.7
Materials and Processing           1.6
Affiliated Money Market Fund       0.4
Other                              1.8
                                 -----
                                 100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Russell 1000(R)
                  Shares            Shares           Growth Index*
12/20/89          $ 10000           $ 10000            $  10000
5/31/90             10847             10801               10492
5/31/91             12806             12632               12239
5/31/92             13943             13624               13593
5/31/93             14943             14464               14572
5/31/94             15155             14531               14835
5/31/95             16766             15924               18087
5/31/96             20894             19658               23977
5/31/97             27072             25233               30320
5/31/98             34828             32122               39042
5/31/99             41850             38297               49278
5/31/00             49587             45069               61595
5/31/01             43507             39165               43296
5/31/02             35226             31423               34260
5/31/03             30989             27363               31570
5/31/04             33975             29734               37261
5/31/05             35069             30387               38503

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                              AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
--------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   10 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
--------------------------------------------------------------------------------------------------------------------------
Class I Shares        12/20/89        3.22%   (0.15)%   (6.69)%     7.66%         8.46%              N/A             N/A
--------------------------------------------------------------------------------------------------------------------------
Class A Shares        04/15/91       (2.75)%  (2.29)%   (7.99)%     6.78%         7.79%             5.50%            N/A
--------------------------------------------------------------------------------------------------------------------------
Class B Shares        01/06/98       (2.80)%  (2.43)%   (7.93)%     6.68%         7.46%              N/A            5.00%
--------------------------------------------------------------------------------------------------------------------------
Class C Shares        01/27/00        1.20%   (1.10)%   (7.57)%     6.65%         7.44%              N/A            1.00%
--------------------------------------------------------------------------------------------------------------------------
Class R Shares        07/31/03        1.92%   (0.67)%   (7.19)%     7.08%         7.88%              N/A            0.75%
--------------------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                               EXPENSE TABLE
--------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING               ENDING
                                         ACCOUNT VALUE         ACCOUNT VALUE            ANNUALIZED          EXPENSES PAID
 ACTUAL                                    12/1/04                5/31/05             EXPENSE RATIO         DURING PERIOD+
--------------------------------------------------------------------------------------------------------------------------
Class I                                    $ 1,000.00            $ 1,021.40               1.00%                 $ 5.04
--------------------------------------------------------------------------------------------------------------------------
Class A                                      1,000.00              1,020.70               1.25%                 $ 6.30
--------------------------------------------------------------------------------------------------------------------------
Class B                                      1,000.00              1,017.00               1.93%                 $ 9.71
--------------------------------------------------------------------------------------------------------------------------
Class C                                      1,000.00              1,016.40               1.93%                 $ 9.71
--------------------------------------------------------------------------------------------------------------------------
Class R                                      1,000.00              1,019.10               1.53%                 $ 7.70
--------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
Class I                                      1,000.00              1,020.01               1.00%                 $ 5.04
--------------------------------------------------------------------------------------------------------------------------
Class A                                      1,000.00              1,018.77               1.25%                 $ 6.29
--------------------------------------------------------------------------------------------------------------------------
Class B                                      1,000.00              1,015.38               1.93%                 $ 9.70
--------------------------------------------------------------------------------------------------------------------------
Class C                                      1,000.00              1,015.38               1.93%                 $ 9.70
--------------------------------------------------------------------------------------------------------------------------
Class R                                      1,000.00              1,017.37               1.53%                 $ 7.70
--------------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
LARGE CAP VALUE FUND OVERVIEW
MAY 31, 2005

   Michael J. Chren, CFA
     Senior Director,
Large Cap Value Investment

         [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Large Cap Value Fund posted a total return of 6.73% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 12.74% for Class I investors. The Fund's benchmark, the Russell 1000(R) Value Index*, returned 15.49% over the same period. Despite the under-performance versus its benchmark, the Fund performed well within its peer group.

FACTORS AFFECTING PERFORMANCE

Large cap value stocks showed continued strength over the trailing 12 months, benefiting primarily from the performance of energy-related, industrial and basic materials sectors. At the same time, small and mid cap value stocks once again out-performed. The Fund maintained an overweight in energy relative to the benchmark throughout the period. Accelerating domestic and Asian demand, coupled with fear of a long-term secular decline in worldwide production, kept oil above $40 per barrel for nearly the entire period.

Leveraged to rising commodity prices, exploration & production, holding company Canadian Natural Resources (CNQ) returned 126.30% during the reporting period. Moreover, the company benefited from positive operating trends at its Horizon Oil Sands project in Alberta. A stake in TransOcean (RIG) paid off handsomely as well. The offshore driller returned 86.34% during the period as rig rental day rates and deepwater drilling activity surged. Other strong performers in the portfolio included Texas utility holding company TXU (TXU), railway Burlington Northern Santa Fe (BNI), and nuclear power provider Exelon (EXC).

The Russell 1000(R) Value Index is comprised of large and mid-cap value stocks. Some of the relative under-performance versus the benchmark can be traced in part to the out-performance of mid cap stocks versus large cap stocks during the year. Holdings such as Clear Channel Communications (CCU), American International Group (AIG), International Business Machines (IBM), Merck (MRK), and Pfizer (PFE) also detracted from performance. The latter two have suffered largely from issues surrounding their withdrawals of Cox-2 inhibitors Vioxx and Bextra, respectively.

CURRENT POSITIONING

The Fund maintains its energy overweight as well as overweights in consumer staples and pharmaceuticals. In consumer staples, the management team has identified a number of opportunities including Coca-Cola (KO), Kraft Foods
(KFT), and Unilever (UN). Coca-Cola, for one, has a focused cost-cutter in new CEO Neville Isdell and should benefit from renewed dollar weakness as well as an easing in soft drink pricing wars. Moreover, the stock is severely under-owned by the Fund's large cap peers.

Among the portfolio's pharmaceutical holdings, the management team remains optimistic about Merck's long-term prospects. The stock trades at an attractive valuation, and its drug pipeline offers a number of potential blockbusters. Furthermore, the industry appears ripe for a round of M&A activity.

* THE RUSSELL 1000(R) VALUE INDEX, AN UNMANAGED INDEX OF 1,000 COMPANIES THAT HAVE LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         PORTFOLIO HOLDINGS
         ------------------

Financial Services                28.0%
Utilities                         12.0
Consumer Discretionary             9.7
Integrated Oils                    7.9
Consumer Staples                   7.8
Healthcare                         7.6
Other Energy                       5.5
Technology                         5.3
Materials and Processing           4.8
Producer Durables                  4.1
Autos and Transportation           3.3
Affiliated Money Market Fund       0.9
Other                              3.1
                                 -----
                                 100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Russell 1000(R)
                  Shares            Shares           Value Index*
7/1/94            $ 10000           $ 10000             10000
5/31/95             11309             11212             11886
5/31/96             13540             13298             15002
5/31/97             16873             16415             19174
5/31/98             21209             20526             25437
5/31/99             23461             22402             29133
5/31/00             21595             20437             28613
5/31/01             24332             22826             30811
5/31/02             23397             21727             29101
5/31/03             21183             19457             26815
5/31/04             25106             22856             32129
5/31/05             28304             25536             37105

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                              AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
--------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   10 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
--------------------------------------------------------------------------------------------------------------------------
Class I Shares       07/01/94        12.74%    6.55%     5.56%     9.61%          10.00%             N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
Class A Shares       08/22/94         6.34%    4.29%     4.10%     8.71%           9.14%            5.50%           N/A
--------------------------------------------------------------------------------------------------------------------------
Class B Shares       01/06/98         6.73%    4.32%     4.22%     8.58%           8.97%             N/A           5.00%
--------------------------------------------------------------------------------------------------------------------------
Class C Shares       01/27/00        10.72%    5.51%     4.55%     8.57%           8.96%             N/A           1.00%
--------------------------------------------------------------------------------------------------------------------------
Class R Shares       07/31/03        11.39%    5.99%     5.00%     9.02%           9.41%             N/A           0.75%
--------------------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                              EXPENSE TABLE
--------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING              ENDING
                                        ACCOUNT VALUE         ACCOUNT VALUE            ANNUALIZED            EXPENSES PAID
 ACTUAL                                    12/1/04               5/31/05             EXPENSE RATIO          DURING PERIOD+
--------------------------------------------------------------------------------------------------------------------------
Class I                                   $ 1,000.00           $ 1,026.10                1.00%                  $ 5.05
--------------------------------------------------------------------------------------------------------------------------
Class A                                     1,000.00             1,024.90                1.25%                  $ 6.31
--------------------------------------------------------------------------------------------------------------------------
Class B                                     1,000.00             1,021.50                1.93%                  $ 9.73
--------------------------------------------------------------------------------------------------------------------------
Class C                                     1,000.00             1,021.30                1.93%                  $ 9.73
--------------------------------------------------------------------------------------------------------------------------
Class R                                     1,000.00             1,023.50                1.53%                  $ 7.72
--------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------------------------------------------------
Class I                                     1,000.00             1,020.01                1.00%                  $ 5.04
--------------------------------------------------------------------------------------------------------------------------
Class A                                     1,000.00             1,018.77                1.25%                  $ 6.29
--------------------------------------------------------------------------------------------------------------------------
Class B                                     1,000.00             1,015.38                1.93%                  $ 9.70
--------------------------------------------------------------------------------------------------------------------------
Class C                                     1,000.00             1,015.38                1.93%                  $ 9.70
--------------------------------------------------------------------------------------------------------------------------
Class R                                     1,000.00             1,017.37                1.53%                  $ 7.70
--------------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
MID CAP GROWTH FUND OVERVIEW
MAY 31, 2005

 Hitesh Patel, Ph.D.
Director, Structured
  Equity Strategies

      [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Mid Cap Growth Fund posted a total return of (0.76)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 5.01% for Class I investors. The Fund's benchmark, the Russell Midcap(R) Growth Index*, returned 10.57% over the same period. On April 15, 2005, a new management team assumed day-to-day responsibility for the portfolio.

FACTORS AFFECTING PERFORMANCE

The mid cap growth market traded in a very narrow range in the early months of the reporting period as solid economic and profit growth competed with Fed tightening, worries over Iraq, and uncertainty surrounding the Presidential election. Investors appeared to shake off those concerns during the fourth quarter, which accounted for the majority of the benchmark's--and the Fund's--performance.

An overweight in the energy sector relative to the benchmark, as well as stock selection within the sector, proved to be the single-largest contributors to performance. Accelerating domestic and Asian demand kept oil above $40 per barrel for nearly the entire period, pushing it past $50 for several months. Oilfield services stock TransOcean (RIG) was among the portfolio's top performers. Held for the entire period, its shares returned 86.34% as rig rental day rates and deepwater drilling activity surged. A stake in Patterson-UTI Energy (PTEN) proved beneficial as well, with the contract driller returning 71%.

Despite the technology sector's lackluster performance, security selection made this sector a net positive for the Fund. SigmaTel (SGTL), designer of the microchip that powers the hugely successful Apple iPod line of music players, as well as Marvell Technology (MRVL) and NVIDIA (NVDA), all enjoyed healthy gains while held by the Fund. The Fund's underperformance versus the benchmark can be traced largely to security selection within the telecommunications/information technology and financial sectors.

Since assuming responsibility for the Fund, the current management team has implemented a rigorous, bottom-up stock selection philosophy. Among its criteria, the Fund looks for companies with improving fundamentals, increasing investor interest, and reasonable pricing based primarily on free cash flow to enterprise value. Holding AES (AES) is an example of this approach. One of the world's largest independent power companies, AES has been a consistent generator of cash flow and earnings growth. Trading at an attractive six times cash flow, its current valuation and remaining expansion opportunity leave room for plenty of upside potential.

CURRENT POSITIONING

Moving into June, the Fund maintained overweights in the consumer staples, utilities, and consumer discretionary sectors. Although spending on large capital goods is likely to come under pressure in an environment of rising interest rates, the management team believes that this will have little impact on retailers, restaurants, and entertainment purveyors. With the pace of economic growth likely to slow, the Fund has moved to an underweight in the technology and industrial sectors.

INVESTMENTS IN MID-SIZED COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES.

* THE RUSSELL MIDCAP(R) GROWTH INDEX, AN UNMANAGED INDEX OF MEDIUM-SIZED GROWTH STOCKS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

           PORTFOLIO HOLDINGS
           ------------------

Consumer Discretionary             28.0%
Information Technology             19.2
Healthcare                         17.0
Industrials                         7.7
Financials                          7.2
Energy                              7.1
Consumer Staples                    5.8
Materials                           2.4
Affiliated Money Market Fund        2.6
Other                               3.0
                                 ------
                                  100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                 Class I           Class B       Russell Midcap(R)
                 Shares            Shares         Growth Index*
10/31/88          10000             10000            10000
5/31/89           11848             11783            11979
5/31/90           13702             13498            13770
5/31/91           14479             14130            16181
5/31/92           16652             16098            17689
5/31/93           19089             18280            20450
5/31/94           20275             19204            21724
5/31/95           22010             20649            25139
5/31/96           31693             29453            33495
5/31/97           31224             28844            37169
5/31/98           37941             34803            46067
5/31/99           41052             37307            53273
5/31/00           62359             56110            76563
5/31/01           47461             42256            57971
5/31/02           38122             33717            48026
5/31/03           33481             29516            45221
5/31/04           38714             34041            57486
5/31/05           40653             35710            63563

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
-------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION  1 YEAR  3 YEARS  5 YEARS  10 YEARS  SINCE INCEPTION  MAX SALES CHARGE  MAX CDSC
-------------------------------------------------------------------------------------------------------------------
Class I Shares        10/31/88        5.01%    2.17%   (8.20)%  6.33%        8.83%              N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Class A Shares        10/31/88       (0.90)%   0.05%   (9.45)%  5.54%        8.32%             5.50%          N/A
-------------------------------------------------------------------------------------------------------------------
Class B Shares        02/04/94       (0.76)%  (0.05)%  (9.29)%  5.53%        7.98%              N/A          5.00 %
-------------------------------------------------------------------------------------------------------------------
Class C Shares        06/15/00        2.99%    1.18%   (8.91)%  5.42%        7.86%              N/A          1.00 %
-------------------------------------------------------------------------------------------------------------------

(2) PERFORMANCE INFORMATION BEFORE JUNE 9, 2000 REPRESENTS PERFORMANCE OF THE PARKSTONE MID CAPITALIZATION FUND, WHICH WAS REORGANIZED INTO THE ALLEGIANT MID CAP GROWTH FUND ON THAT DATE. TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER.PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                                    EXPENSE TABLE#
-------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING        ENDING
                                                    ACCOUNT VALUE   ACCOUNT VALUE     ANNUALIZED     EXPENSES PAID
ACTUAL                                                  12/1/04        5/31/05      EXPENSE RATIO    DURING PERIOD+
-------------------------------------------------------------------------------------------------------------------
Class I                                               $1,000.00       $1,014.70         1.00%             $5.02
-------------------------------------------------------------------------------------------------------------------
Class A                                                1,000.00        1,013.80         1.25%             $6.28
-------------------------------------------------------------------------------------------------------------------
Class B                                                1,000.00        1,011.20         1.93%             $9.68
-------------------------------------------------------------------------------------------------------------------
Class C                                                1,000.00        1,009.20         1.93%             $9.68
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
-------------------------------------------------------------------------------------------------------------------
Class I                                                1,000.00        1,020.01         1.00%             $5.04
-------------------------------------------------------------------------------------------------------------------
Class A                                                1,000.00        1,018.77         1.25%             $6.29
-------------------------------------------------------------------------------------------------------------------
Class B                                                1,000.00        1,015.38         1.93%             $9.70
-------------------------------------------------------------------------------------------------------------------
Class C                                                1,000.00        1,015.36         1.93%             $9.70
-------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
MID CAP GROWTH FUND OVERVIEW
MAY 31, 2005

                                                                     EXPENSE TABLE#
-------------------------------------------------------------------------------------------------------------------
                                                       BEGINNING        ENDING
                                                     ACCOUNT VALUE   ACCOUNT VALUE     ANNUALIZED    EXPENSES PAID
ACTUAL                                                 12/1/04          5/31/05      EXPENSE RATIO   DURING PERIOD+
-------------------------------------------------------------------------------------------------------------------
Class I                                                $1,000.00       $1,016.20         0.85%           $4.27
-------------------------------------------------------------------------------------------------------------------
Class A                                                 1,000.00        1,015.30         1.10%           $5.53
-------------------------------------------------------------------------------------------------------------------
Class B                                                 1,000.00        1,012.70         1.78%           $8.93
-------------------------------------------------------------------------------------------------------------------
Class C                                                 1,000.00        1,010.70         1.78%           $8.91
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
-------------------------------------------------------------------------------------------------------------------
Class I                                                 1,000.00        1,020.76         0.85%           $4.28
-------------------------------------------------------------------------------------------------------------------
Class A                                                 1,000.00        1,019.52         1.10%           $5.54
-------------------------------------------------------------------------------------------------------------------
Class B                                                 1,000.00        1,016.12         1.78%           $8.95
-------------------------------------------------------------------------------------------------------------------
Class C                                                 1,000.00        1,016.12         1.78%           $8.95
-------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

# THE INFORMATION PRESENTED IN THE EXPENSE TABLE ON PAGE 17 REFLECTS THE CHANGE IN THE WAIVER OF INVESTMENT ADVISORY FEES FROM 0.25% TO 0.55% OF AVERAGE DAILY NET ASSETS FROM 03/01/05 TO 05/31/05. HAD THE WAIVER OF INVESTMENT ADVISORY FEES BEEN IN EFFECT FOR THE PERIOD 12/01/04 TO 05/31/05, THE INFORMATION WOULD HAVE BEEN AS PRESENTED IN THE EXPENSE TABLE ABOVE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ALLEGIANT EQUITY FUNDS
MID CAP VALUE FUND OVERVIEW
MAY 31, 2005

Michael Santelli, CFA, CPA
 Senior Director, Mid Cap
     Value Investment

         [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Mid Cap Value Fund posted a total return of 12.06% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 18.13% for Class I investors. The Fund's benchmark, the Russell Midcap(R) Value Index*, returned 22.15% over the same period.

FACTORS AFFECTING PERFORMANCE

Over the past 12 months, solid corporate earnings and a continued economic recovery squared off against high energy prices, a rising federal funds rate, and continued geopolitical unrest. Mid Cap value stocks emerged from this scenario outperforming virtually all other equity classes, with energy, basic materials, and other cyclical sectors leading the way. The Fund invests in companies that trade at a discount to intrinsic value, factoring in a margin of safety to reduce risk. Its "good value and good news" philosophy means that holdings must be focused on value creation and offer a catalyst to close the valuation gap.

The Fund maintained an energy overweight relative to the benchmark throughout the period. Accelerating domestic and Asian demand, coupled with supply constraints, kept oil above $40 per barrel for nearly the entire period. Leveraged to rising commodity prices, exploration & production company Canadian Natural Resources (CNQ) returned 126% during the reporting period. With its Horizon Oil Sands project in Alberta scheduled to begin producing in 2008, the company offers additional upside potential. A stake in TransOcean (RIG) paid off handsomely as well. Before the Fund exited its position, the offshore driller returned 76% as rig rental day rates and deepwater drilling activity surged.

The portfolio's above-benchmark exposure to the healthcare and transportation sectors also proved beneficial. Pacificare Health Systems (PHS) returned 70% during the period. In transportation, Burlington Northern Santa Fe (BNI) gained 52%. Attractively priced based on its book value and earnings power, the railway has benefited from stronger pricing discipline and increasing volumes as a result of the economic recovery.

The Fund's relative underperformance versus the benchmark can be traced largely to an underweight in the financial sector. Fund management underweighted real estate investment trusts (REITs) largely on valuation concerns, and they continued to outperform in a frothy real estate market. Moreover, mortgage refinancing activity remained stronger than expected.

CURRENT POSITIONING

With oil and natural gas prices expected to remain stronger for longer, the portfolio remains overweighted in the energy sector. OPEC is running at near capacity, while U.S. and emerging market demand remains brisk. Property and casualty insurers appear very attractive on a valuation basis, and holdings include reinsurance companies such as Endurance Specialty (ENH) and Everest Re Group (RE). Fund management is less confident about consumer cyclicals. Such stocks face headwinds in the form of higher energy prices and an expected slowdown in the mortgage refinancing that fueled so much recent discretionary spending.

INVESTMENTS IN MID-SIZED COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES.

* THE RUSSELL MIDCAP(R) VALUE INDEX, AN UNMANAGED INDEX COMPRISED OF SECURITIES WHICH HAVE LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

           PORTFOLIO HOLDINGS
           ------------------

Financials                         21.9%
Utilities                          14.7
Basic Materials                    10.0
Energy                              8.7
Consumer Cyclicals                  6.6
Healthcare                          6.5
Consumer Services                   6.3
Transportation                      5.2
Real Estate Investment Trusts       5.1
Technology                          5.0
Consumer Non-Cyclicals              4.0
Affiliated Money Market Fund        3.3
Other                               2.7
                                 ------
                                  100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I       Class B      Russell Midcap(R)
                  Shares        Shares        Value Index*
7/1/02             10000         10000           10000
5/31/03            10138          9957            9867
5/31/04            12899         12520           12550
5/31/05            15238         14246           15330

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                          AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
-------------------------------------------------------------------------------------------------------------------
                                             DATE OF INCEPTION  1 YEAR  SINCE INCEPTION  MAX SALES CHARGE  MAX CDSC
-------------------------------------------------------------------------------------------------------------------
Class I Shares                                    07/01/02       18.13%      15.54%             N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Class A Shares                                    07/01/02       11.41%      12.87%            5.50%          N/A
-------------------------------------------------------------------------------------------------------------------
Class B Shares                                    06/02/03       12.06%      12.91%             N/A          5.00%
-------------------------------------------------------------------------------------------------------------------
Class C Shares                                    06/02/03       15.92%      14.06%             N/A          1.00%
-------------------------------------------------------------------------------------------------------------------
Class R Shares                                    07/31/03       16.77%      14.44%             N/A          0.75%
-------------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                         EXPENSE TABLE
-------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING       ENDING
                                                        ACCOUNT VALUE  ACCOUNT VALUE    ANNUALIZED    EXPENSES PAID
ACTUAL                                                     12/1/04        5/31/05     EXPENSE RATIO  DURING PERIOD+
-------------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000.00      $1,054.40         1.04%         $ 5.33
-------------------------------------------------------------------------------------------------------------------
Class A                                                    1,000.00       1,053.30         1.29%         $ 6.60
-------------------------------------------------------------------------------------------------------------------
Class B                                                    1,000.00       1,049.30         1.97%         $10.07
-------------------------------------------------------------------------------------------------------------------
Class C                                                    1,000.00       1,049.10         1.97%         $10.07
-------------------------------------------------------------------------------------------------------------------
Class R                                                    1,000.00       1,051.50         1.57%         $ 8.03
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
-------------------------------------------------------------------------------------------------------------------
Class I                                                    1,000.00       1,019.81         1.04%         $ 5.24
-------------------------------------------------------------------------------------------------------------------
Class A                                                    1,000.00       1,018.57         1.29%         $ 6.49
-------------------------------------------------------------------------------------------------------------------
Class B                                                    1,000.00       1,015.18         1.97%         $ 9.90
-------------------------------------------------------------------------------------------------------------------
Class C                                                    1,000.00       1,015.18         1.97%         $ 9.90
-------------------------------------------------------------------------------------------------------------------
Class R                                                    1,000.00       1,017.17         1.57%         $ 7.90
-------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
S&P 500 INDEX FUND OVERVIEW
MAY 31, 2005

 Hitesh Patel, Ph.D.
Director, Structured
  Equity Strategies

      [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant S&P 500(R) Index Fund posted a total return of 2.00% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 7.95% for Class I investors. The Fund attempts to track the performance of the S&P 500(R) Index*, which returned 8.24% over the same period.

FACTORS AFFECTING PERFORMANCE

Solid economic news and double-digit gains in corporate profits helped lead the S&P 500(R) Index to its second consecutive year of positive returns. Equities actually traded in a relatively narrow range throughout the period, with most of the large cap benchmark's gains occurring in the fourth quarter of 2004. A tight presidential race decided, emboldened investors faced down monetary tightening by the Federal Reserve, geopolitical uncertainty, and other headwinds to lift stocks to a 9.24% return during the quarter.

All 10 sectors finished the reporting period in positive territory, with energy and utilities far eclipsing all others. Both posted returns in excess of 30%. Energy's stellar results can be traced largely to accelerating domestic and Asian demand for oil and natural gas, coupled with fear of a long-term secular decline in worldwide production. Light sweet crude traded above $40 per barrel for nearly the entire period, with its price exceeding $50 for much of the first half of 2005.

Of course, the S&P 500(R) Index is market-weighted. As a result, sectors with the largest market capitalizations tend to have the greatest impact on performance. Despite its strong showing, the utilities sector actually contributed less than a single percentage point to total return. That's because it has the smallest weighting in the Index. In contrast, financials, the largest sector by weight, made a modestly higher contribution even though it returned only 4.87% for the period.

Among individual stocks, ExxonMobil (XOM), General Electric (GE), Altria Group
(MO), Johnson & Johnson (JNJ), and Microsoft (MSFT) were the five largest contributors to performance. Combined, they added 2.63% to total return. Not surprisingly, the Index's multinational companies benefited from the U.S. dollar's weakness versus the euro. Seen in greatest relief during the latter half of 2004, it helped boost foreign revenues in dollar terms while making U.S. companies more competitive at home and abroad.

OUTLOOK

Federal Reserve Chairman Alan Greenspan has characterized the U.S. economy as being on "reasonably firm footing." With analysts forecasting high-single-digit earnings growth for the S&P 500, that could mean good news for stocks. A continued low-yield environment in fixed income should also support higher equity valuations. At the same time, corporate margins are unlikely to rise from current highs, especially if energy prices remain at current levels. Moreover, the euro's recent drop could have a negative impact on the competitive advantage of some U.S. companies.

* THE S&P 500(R) INDEX, A WIDELY-USED, UNMANAGED INDEX OF 500 COMMON STOCKS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               PORTFOLIO HOLDINGS
               ------------------

Financials                                  20.0%
Information Technology                      15.1
Healthcare                                  13.1
Industrials                                 11.3
Consumer Discretionary                      11.1
Consumer Staples                            10.2
Energy                                       8.0
Utilities                                    3.2
Telecommunications                           3.1
Affiliated Money Market Fund                 0.8
Other                                        4.1
                                           -----
                                           100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

Growth of a $10,000 Investment(1)

                  Class I           Class B          S&P 500(R)
                  Shares            Shares           Index*
7/10/98           $10000            $10000           $10000
5/31/99            11416             11314            11631
5/31/00            12548             12315            12849
5/31/01            11213             10902            11493
5/31/02             9631              9250             9903
5/31/03             8808              8380             9104
5/31/04            10391              9769            10772
5/31/05            11217             10452            11659

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
----------------------------------------------------------------------------------------------------------------
                  DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
----------------------------------------------------------------------------------------------------------------
Class I Shares        07/10/98         7.95%    5.21%    (2.22)%        1.68%              N/A             N/A
----------------------------------------------------------------------------------------------------------------
Class A Shares        10/15/98         5.00%    4.08%    (2.95)%        1.03%             2.50%            N/A
----------------------------------------------------------------------------------------------------------------
Class B Shares        01/04/00         2.00%    2.92%    (3.61)%        0.64%              N/A            5.00%
----------------------------------------------------------------------------------------------------------------
Class C Shares        01/17/00         5.87%    4.15%    (3.22)%        0.63%              N/A            1.00%
----------------------------------------------------------------------------------------------------------------
Class R Shares        07/31/03         6.55%    4.57%    (2.82)%        1.06%              N/A            0.75%
----------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                  EXPENSE TABLE
----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING        ENDING
                                                  ACCOUNT VALUE   ACCOUNT VALUE     ANNUALIZED    EXPENSES PAID
ACTUAL                                               12/1/04          5/31/05      EXPENSE RATIO  DURING PERIOD+
----------------------------------------------------------------------------------------------------------------
Class I                                             $1,000.00       $1,022.70          0.37%           $1.87
----------------------------------------------------------------------------------------------------------------
Class A                                              1,000.00        1,020.50          0.62%           $3.12
----------------------------------------------------------------------------------------------------------------
Class B                                              1,000.00        1,017.00          1.37%           $6.89
----------------------------------------------------------------------------------------------------------------
Class C                                              1,000.00        1,017.10          1.37%           $6.89
----------------------------------------------------------------------------------------------------------------
Class R                                              1,000.00        1,019.20          0.97%           $4.88
----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
----------------------------------------------------------------------------------------------------------------
Class I                                              1,000.00        1,023.16          0.37%           $1.87
----------------------------------------------------------------------------------------------------------------
Class A                                              1,000.00        1,021.91          0.62%           $3.13
----------------------------------------------------------------------------------------------------------------
Class B                                              1,000.00        1,018.17          1.37%           $6.89
----------------------------------------------------------------------------------------------------------------
Class C                                              1,000.00        1,018.17          1.37%           $6.89
----------------------------------------------------------------------------------------------------------------
Class R                                              1,000.00        1,020.16          0.97%           $4.89
----------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
SMALL CAP CORE FUND OVERVIEW
MAY 31, 2005

           Gordon A. Johnson
President and Chief Investment Officer,
 Allegiant Investment Counselors, Inc.

               [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Small Cap Core Fund posted a total return of 9.96% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 16.11% for Class I investors. The Fund's benchmark, the Russell 2000(R) Index*, returned 9.82% over the same period.

FACTORS AFFECTING PERFORMANCE

Small cap stocks continued to enjoy solid profit growth over the past 12 months, benefiting from the strength of the U.S. economic recovery and the return of pricing power to several sectors. At the same time, the Fed's decision to begin raising interest rates and uncertainty surrounding the outcome of the Presidential election left many investors wary. Indeed, virtually all of the benchmark's positive performance occurred in the fourth quarter following Bush's re-election. The Fund's focus on undervalued companies with improving cash flow led to outperformance versus the benchmark for virtually the entire period.

Stock selections in health care, technology, and industrials were among the most important drivers of performance. For example, Trimble Navigation (TRMB), one of the portfolio's largest holdings, returned 47.1% over the trailing 12 months. This manufacturer of GPS navigation systems has done an excellent job expanding the customer base for its technology. Moreover, it has seen margins expand and return on investment double over the past five years.

Cerner (CERN) and Toro (TTC) were two of the portfolio's other top performers. A provider of IT systems for the healthcare industry, Cerner's recent product introductions were well received by an industry that continues to look for ways to control costs. That helped its shares rise 52.8%. Toro, a name nearly synonymous with lawn mowers, enjoyed improving international sales and saw its shares return 34.1%. All of the individual securities mentioned above were held in the portfolio for the entire reporting period.

CURRENT POSITIONING

Moving into June, Fund management continues to monitor job growth, the Fed's ability to control inflation, and other factors that will influence the strength and durability of the current recovery. By adding to stakes in Cerner (CERN) and Mentor (MNT), a developer, manufacturer, and marketer of a range of products for aesthetic and general surgery, the portfolio now has a significant overweight in healthcare relative to the benchmark.

The Fund maintains an underweight in financials, avoiding real estate investment trusts (REITs) altogether. Within the sector, management prefers the insurance and investment management industries. Holdings in the former include United Fire & Casualty (UFCS), while holdings in the latter include Affiliated Managers Group (AMG), an owner of investment management firms. Management continues to look for companies that offer not only good value but are also improving their cash flow return on investment.

INVESTMENTS IN SMALL CAPITALIZATION COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES.

* THE RUSSELL 2000(R) INDEX, AN UNMANAGED INDEX OF COMPANIES WIDELY REPRESENTATIVE OF SMALL CAPITALIZATION COMPANIES BASED ON MARKET CAPITALIZATION, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               PORTFOLIO HOLDINGS
               ------------------

Financials                                 21.4%
Industrials                                17.0
Information Technology                     14.8
Healthcare                                 14.4
Consumer Discretionary                     14.3
Energy                                      7.3
Affiliated Money Market Fund                5.1
Materials                                   2.5
Consumer Staples                            1.7
Other                                       1.5
                                          -----
                                          100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Russell 2000
                  Shares            Shares              Index*
4/2/04            $10000            $10000             $10000
5/31/04             9500              9490               9641
5/31/05            11030             10410              10588

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                      AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
----------------------------------------------------------------------------------------------------------------
                                      DATE OF INCEPTION   1 YEAR   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
----------------------------------------------------------------------------------------------------------------
Class I Shares                            04/02/04        16.11%        8.81%               N/A           N/A
----------------------------------------------------------------------------------------------------------------
Class A Shares                            04/02/04         9.35%        3.33%              5.50%          N/A
----------------------------------------------------------------------------------------------------------------
Class B Shares                            04/02/04         9.96%        3.52%               N/A          5.00%
----------------------------------------------------------------------------------------------------------------
Class C Shares                            04/02/04        13.95%        7.02%               N/A          1.00%
----------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGES (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                  EXPENSE TABLE
----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING        ENDING
                                                  ACCOUNT VALUE   ACCOUNT VALUE    ANNUALIZED      EXPENSES PAID
ACTUAL                                              12/1/04          5/31/05      EXPENSE RATIO    DURING PERIOD+
----------------------------------------------------------------------------------------------------------------
Class I                                             $1,000.00       $1,035.70         1.24%           $ 6.29
----------------------------------------------------------------------------------------------------------------
Class A                                              1,000.00        1,032.90         1.49%           $ 7.55
----------------------------------------------------------------------------------------------------------------
Class B                                              1,000.00        1,030.20         2.18%           $11.03
----------------------------------------------------------------------------------------------------------------
Class C                                              1,000.00        1,030.20         2.18%           $11.03
----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
----------------------------------------------------------------------------------------------------------------
Class I                                              1,000.00        1,018.82         1.24%           $ 6.24
----------------------------------------------------------------------------------------------------------------
Class A                                              1,000.00        1,017.57         1.49%           $ 7.49
----------------------------------------------------------------------------------------------------------------
Class B                                              1,000.00        1,014.13         2.18%           $10.95
----------------------------------------------------------------------------------------------------------------
Class C                                              1,000.00        1,014.13         2.18%           $10.95
----------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
SMALL CAP GROWTH FUND OVERVIEW
MAY 31, 2005

 Hitesh Patel, Ph.D.
Director, Structured
  Equity Strategies

      [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Small Cap Growth Fund posted a total return of (10.56)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and (5.06)% for Class I investors. The Fund's benchmark, the Russell 2000(R) Growth Index*, returned 4.38% over the same period. On April 15, 2005, a new management team assumed day-to-day responsibility for the portfolio.

FACTORS AFFECTING PERFORMANCE

Solid economic and profit growth, tempered by valuation concerns and Fed tightening, kept the small cap growth market in a relatively tight trading range throughout the period. The Fund's overweight in the energy sector relative to the benchmark, as well as stock selection within the sector, proved to be the single-largest contributors to performance. Accelerating domestic and Asian demand kept oil above $40 per barrel for nearly the entire period, pushing it past $50 for several months.

Lone Star Technologies (LSS) was among the Fund's top performers, returning 103% during the reporting period. A manufacturer of pipes used in oil and natural gas wells, it benefited from a marked increase in exploration & production. A stake in Stolt Offshore (SOSA) paid off handsomely as well. Leveraged to the increase in deepwater E&P activity, this provider of offshore drilling infrastructure gained 37%.

The Fund's underperformance versus the benchmark can be traced largely to a significant overweight in the information technology sector during the first 10 months of the reporting period. An expected jump in corporate tech spending failed to materialize, and the sector finished the period in negative territory. A focus on semiconductor and semiconductor equipment companies further detracted from results.

Since assuming responsibility for the Fund, the current management team has implemented a rigorous, bottom-up stock selection philosophy. Among its criteria, the Fund looks for companies with improving fundamentals, increasing investor interest, and reasonable pricing based primarily on free cash flow to enterprise value. Holding Wolverine World Wide (WWW) is an example of this approach. A manufacturer of footwear under several brands, including Caterpillar
(CAT) and Harley-Davidson (HDI), it has averaged 8.6% annual sales growth over the past five years along with rising net margins. Moreover, recent earnings revisions have been positive, and the stock trades at 14 times cash flow.

CURRENT POSITIONING

Moving into June, the Fund maintained overweights in the consumer staples, utilities, and consumer discretionary sectors. Although spending on large capital goods is likely to come under pressure in an environment of rising interest rates, the management team believes that this will have little impact on retailers, restaurants, and entertainment purveyors. Although the portfolio's technology overweight has been pared significantly, the management team continues to look for innovators with the potential to thrive even in a slowing economy.

INVESTMENTS IN SMALL CAPITALIZATION COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES.

* THE RUSSELL 2000(R) GROWTH INDEX, AN UNMANAGED INDEX OF 2000 SMALL COMPANY STOCKS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               PORTFOLIO HOLDINGS
               ------------------

Information Technology                     27.5%
Consumer Discretionary                     23.4
Healthcare                                 19.7
Industrials                                11.2
Financials                                  5.6
Energy                                      5.1
Materials                                   2.9
Consumer Staples                            2.1
Affiliated Money Market Fund                0.4
Other                                       2.1
                                          -----
                                          100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Russell 2000(R)
                  Shares            Shares           Growth Index*
8/1/97            $10000            $10000              $10000
5/31/98            11735             11657               10659
5/31/99            10285             10112               11077
5/31/00            15123             14728               13259
5/31/01            12897             12431               11172
5/31/02            10242              9791                9405
5/31/03             8591              8132                8503
5/31/04            10141              9513               11034
5/31/05             9628              8956               11517

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                      AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
----------------------------------------------------------------------------------------------------------------------------
                  DATE OF INCEPTION   1 YEAR       3 YEARS     5 YEARS     SINCE INCEPTION     MAX SALES CHARGE     MAX CDSC
----------------------------------------------------------------------------------------------------------------------------
Class I Shares        08/01/97         (5.06)%     (2.04)%     (8.63)%          (0.48)%              N/A              N/A
----------------------------------------------------------------------------------------------------------------------------
Class A Shares        08/01/97        (10.47)%     (4.09)%     (9.86)%          (1.43)%             5.50%             N/A
----------------------------------------------------------------------------------------------------------------------------
Class B Shares        01/06/98        (10.56)%     (4.24)%     (9.80)%          (1.40)%              N/A             5.00%
----------------------------------------------------------------------------------------------------------------------------
Class C Shares        01/20/00         (6.78)%     (2.92)%     (9.42)%          (1.37)%              N/A             1.00%
----------------------------------------------------------------------------------------------------------------------------
Class R Shares        07/31/03         (6.20)%     (2.53)%     (9.11)%          (1.01)%              N/A             0.75%
----------------------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                               EXPENSE TABLE(#)
----------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING             ENDING
                                                ACCOUNT VALUE       ACCOUNT VALUE          ANNUALIZED          EXPENSES PAID
 ACTUAL                                            12/1/04             5/31/05            EXPENSE RATIO        DURING PERIOD+
----------------------------------------------------------------------------------------------------------------------------
Class I                                           $1,000.00           $  918.10               1.25%                $ 5.98
----------------------------------------------------------------------------------------------------------------------------
Class A                                            1,000.00              917.70               1.50%                $ 7.17
----------------------------------------------------------------------------------------------------------------------------
Class B                                            1,000.00              914.70               2.18%                $10.41
----------------------------------------------------------------------------------------------------------------------------
Class C                                            1,000.00              914.90               2.18%                $10.41
----------------------------------------------------------------------------------------------------------------------------
Class R                                            1,000.00              916.30               1.78%                $ 8.50
----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
----------------------------------------------------------------------------------------------------------------------------
Class I                                            1,000.00            1,018.77               1.25%                $ 6.29
----------------------------------------------------------------------------------------------------------------------------
Class A                                            1,000.00            1,017.52               1.50%                $ 7.54
----------------------------------------------------------------------------------------------------------------------------
Class B                                            1,000.00            1,014.13               2.18%                $10.95
----------------------------------------------------------------------------------------------------------------------------
Class C                                            1,000.00            1,014.13               2.18%                $10.95
----------------------------------------------------------------------------------------------------------------------------
Class R                                            1,000.00            1,016.12               1.78%                $ 8.95
----------------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY FUNDS
SMALL CAP GROWTH FUND OVERVIEW
MAY 31, 2005

                                               EXPENSE TABLE(#)
----------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING             ENDING
                                                ACCOUNT VALUE       ACCOUNT VALUE          ANNUALIZED          EXPENSES PAID
ACTUAL                                             12/1/04             5/31/05            EXPENSE RATIO        DURING PERIOD+
----------------------------------------------------------------------------------------------------------------------------
Class I                                          $1,000.00           $  920.90                1.02%               $4.88
----------------------------------------------------------------------------------------------------------------------------
Class A                                           1,000.00              920.50                1.27%               $6.08
----------------------------------------------------------------------------------------------------------------------------
Class B                                           1,000.00              917.50                1.96%               $9.37
----------------------------------------------------------------------------------------------------------------------------
Class C                                           1,000.00              917.70                1.96%               $9.37
----------------------------------------------------------------------------------------------------------------------------
Class R                                           1,000.00              919.10                1.56%               $7.46
----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
----------------------------------------------------------------------------------------------------------------------------
Class I                                           1,000.00            1,019.91                1.02%               $5.14
----------------------------------------------------------------------------------------------------------------------------
Class A                                           1,000.00            1,018.67                1.27%               $6.39
----------------------------------------------------------------------------------------------------------------------------
Class B                                           1,000.00            1,015.23                1.96%               $9.85
----------------------------------------------------------------------------------------------------------------------------
Class C                                           1,000.00            1,015.23                1.96%               $9.85
----------------------------------------------------------------------------------------------------------------------------
Class R                                           1,000.00            1,017.22                1.56%               $7.85
----------------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

# THE INFORMATION PRESENTED IN THE EXPENSE TABLE ON PAGE 27 REFLECTS THE WAIVER OF INVESTMENT ADVISORY FEES OF 0.45% OF AVERAGE DAILY NET ASSETS FROM 03/01/05 TO 05/31/05. HAD THE WAIVER OF INVESTMENT ADVISORY FEES BEEN IN EFFECT FOR THE PERIOD 12/01/04 TO 05/31/05, THE INFORMATION WOULD HAVE BEEN AS PRESENTED IN THE EXPENSE TABLE ABOVE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ALLEGIANT EQUITY FUNDS
SMALL CAP VALUE FUND OVERVIEW
MAY 31, 2005

    John P. Micklitsch
 Senior Portfolio Manager,
Small Cap Value Investment

         [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Small Cap Value Fund posted a total return of 5.99% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 11.61% for Class I investors. The Fund's benchmark, the Russell 2000(R) Value Index*, returned 15.11% over the same period.

FACTORS AFFECTING PERFORMANCE

The investment period was characterized by rising short-term interest rates and strong global commodity prices. Armed with these two potentially suffocating data points and an increasingly shorter-term investment horizon, pundits and so-called experts seemed eager to call an end to the current market recovery. This trading mentality proved misguided for investors as early-cycle and value-oriented sectors such as energy, basic materials, transportation, and industrials continued their strong performance.

The management team looks for businesses that 1) generate growing amounts of free cash due to sustainable competitive advantages, and 2) have the opportunity and management skill to reinvest the cash at high rates of return. Moreover, such companies must trade at fair prices to be considered for the portfolio. On an absolute basis, this strategy helped guide the Fund to solid returns during the trailing 12 months.

Among our holdings, RC2 Corp (RCRC) offers the kind of consistent financial productivity the Fund targets. It was not the Fund's top performer, but it returned a healthy 29.9% since being added in October 2004 following an investor pullback. After getting its start selling NASCAR replica collectibles, the company has steadily grown its free cash flow. Moreover, a disciplined reinvestment strategy has significantly diversified its revenue stream. The company's licensed products now include popular children's brands such as Bob the Builder(R) and Thomas the Tank Engine and Friends(R).

The Fund's relative underperformance can be attributed largely to an underweight in the basic materials sector. The management team underestimated the duration and strength of demand in the global commodities markets. The pure commodities plays that performed so well do not, by nature, fit the Fund's philosophy of investing in companies with sustainable competitive advantages. Management did, however, seek to profit from the strong commodity environment by investing in steel mill services, mining equipment, and dry bulk shipping firms. The Fund's healthcare holdings and its energy sector overweight proved beneficial during the period.

CURRENT POSITIONING

The Fund continues to identify companies that generate large and growing amounts of free cash flow in relation to their equity capital, have great opportunities for reinvestment, and trade at attractive valuations. With that philosophy in mind, recent additions to the portfolio have included Albemarle (ALB), CLARCOR
(CLC), Eagle Materials (EXP), Headwaters (HW), Waste Connections (WCN), Matthews International (MATW), Haemonetics (HAE), and Nordson (NDSN), to name a few.

INVESTMENTS IN SMALL CAPITALIZATION COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES.

* THE RUSSELL 2000(R) VALUE INDEX, AN UNMANAGED INDEX OF COMPANIES THAT HAVE LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES, IS NOT
AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               PORTFOLIO HOLDINGS
               ------------------

Financials                                  18.4%
Industrials                                 13.9
Technology                                   8.5
Energy                                       8.4
Real Estate Investment Trusts                8.2
Transportation                               6.9
Healthcare                                   5.4
Basic Materials                              5.0
Consumer Cyclicals                           5.0
Consumer Services                            4.8
Telecommunications                           4.1
Commercial Services                          4.0
Affiliated Money Market Fund                 2.5
Other                                        4.9
                                           -----
                                           100.0%

THE TABLE ON THE LEFT PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Growth of a $10,000 Investment(1)

                  Class I           Class B          Russell 2000(R)
                  Shares            Shares           Value Index*
7/26/94           $10000            $10000              $10000
5/31/95            11463             11371               10885
5/31/96            14058             13815               13798
5/31/97            17377             16917               16643
5/31/98            20821             20055               21081
5/31/99            20058             19027               19073
5/31/00            22640             21286               19023
5/31/01            29633             27591               24619
5/31/02            35444             32691               28414
5/31/03            32010             29240               26283
5/31/04            41404             37455               34382
5/31/05            46211             41408               39577

(1) THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

                                     AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)
--------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   10 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
--------------------------------------------------------------------------------------------------------------------------
Class I Shares       07/26/94        11.61%    9.24%     15.34%    14.96%         15.16%             N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
Class A Shares       08/15/94         5.20%    6.93%     13.75%    13.95%         14.19%            5.50%           N/A
--------------------------------------------------------------------------------------------------------------------------
Class B Shares       01/06/98         5.99%    7.09%     14.00%    13.80%         14.00%             N/A           5.00%
--------------------------------------------------------------------------------------------------------------------------
Class C Shares       01/27/00         9.66%    8.24%     14.25%    13.88%         14.07%             N/A           1.00%
--------------------------------------------------------------------------------------------------------------------------

(2) TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                            EXPENSE TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING        ENDING
                                                            ACCOUNT VALUE   ACCOUNT VALUE    ANNUALIZED      EXPENSES PAID
 ACTUAL                                                        12/1/04         5/31/05      EXPENSE RATIO   DURING PERIOD+
--------------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000.00       $  966.60         1.24%            $ 6.09
--------------------------------------------------------------------------------------------------------------------------
Class A                                                       1,000.00          965.10         1.49%            $ 7.30
--------------------------------------------------------------------------------------------------------------------------
Class B                                                       1,000.00          961.90         2.17%            $10.61
--------------------------------------------------------------------------------------------------------------------------
Class C                                                       1,000.00          962.30         2.17%            $10.62
--------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------------------------------------------------
Class I                                                       1,000.00        1,018.80         1.24%            $ 6.26
--------------------------------------------------------------------------------------------------------------------------
Class A                                                       1,000.00        1,017.57         1.49%            $ 7.49
--------------------------------------------------------------------------------------------------------------------------
Class B                                                       1,000.00        1,014.18         2.17%            $10.90
--------------------------------------------------------------------------------------------------------------------------
Class C                                                       1,000.00        1,014.18         2.17%            $10.90
--------------------------------------------------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT ASSET ALLOCATION FUNDS
ASSET ALLOCATION FUNDS OVERVIEW
MAY 31, 2005

Michael Santelli, CFA, CPA,
 Senior Portfolio Manager

         [PHOTO]

PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Aggressive Allocation Fund posted a total return of 1.12% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period)* and 7.00% for Class I investors. Its benchmark, a hybrid comprised of the S&P 500(R) Index (75%) and the Lehman U.S. Aggregate Bond Index (25%), returned 7.89% over the same period. The Allegiant Balanced Allocation Fund posted a total return of 1.99% for Class B investors* and 8.01% for Class I investors. Its benchmark, a hybrid comprised of the S&P 500(R) Index (60%) and the Lehman U.S. Aggregate Bond Index (40%), returned 7.67% over the same period. The Allegiant Conservative Allocation Fund posted a total return of (0.30)% for Class B investors* and 5.72% for Class I investors. Its benchmark, a hybrid comprised of the S&P 500(R) Index (35%) and the Lehman Intermediate U.S. Government/Credit Bond Index (65%), returned 7.43%.

FACTORS AFFECTING PERFORMANCE

During the reporting period, solid corporate earnings and a continued economic recovery squared off against Federal Reserve tightening, high energy prices, and continued geopolitical unrest. Equity investors shook off any headwinds to lead the broad equity indices--large and small alike--to high-single-digit returns. The S&P 500(R) Index, a leading large cap benchmark, returned 8.24% while the Russell 2000(R) Index, a popular small cap benchmark, returned 9.82%. Meanwhile, the fixed income universe proved surprisingly resilient, with the Lehman U.S. Aggregate Bond Index returning 6.83%.

For all three Funds, an overweight in equities throughout the first half of the reporting period proved beneficial. In what Fed Chairman Alan Greenspan termed a "conundrum," yields remained low (and prices high) even as the Fed instituted eight separate quarter-point hikes in the federal funds rate. Indeed, the U.S. 10-year Treasury note began the reporting period yielding 4.65% and finished at 3.98%. A number of factors likely contributed to this anomaly, including heavy buying by foreign central banks. Strong credit quality and demand kept the spread between corporate bonds and Treasuries narrow throughout the period.

CURRENT POSITIONING

Fund management expects continued moderate economic expansion to support higher earnings growth in the coming quarters, albeit at a slower pace than witnessed in the 2004 calendar year. Moreover, strong balance sheets are likely to result in share buybacks, dividend increases, and other shareholder-friendly actions. With that in mind, the management team moved the equity exposure of all three Funds from market neutral to an overweight as the reporting period came to a close. The Funds have no bias in favor of growth or value at present.

Given today's near rock-bottom yields, fixed income allocations remain below benchmark weightings. Within fixed income, management has underweighted corporates in favor of mortgage-backed securities. The former appear priced for perfection, while the latter tend to perform well in stable rate environments.

ASSET ALLOCATION CANNOT GUARANTEE A PROFIT OR PREVENT A LOSS. AN INVESTMENT IN ONE OF THE FUNDS IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. INTERNATIONAL INVESTMENTS ARE SUBJECT TO SPECIAL RISKS NOT ORDINARILY ASSOCIATED WITH DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL CHANGE AND DIFFERING ACCOUNTING STANDARDS THAT MAY ADVERSELY AFFECT PORTFOLIO SECURITIES. INVESTMENTS IN SMALL AND MID CAPITALIZATION COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGE COMPANIES. THE FUNDS' ADVISOR MAY BE SUBJECT TO CONFLICTS OF INTEREST IN ALLOCATING FUND ASSETS AMONG THE VARIOUS UNDERLYING ALLEGIANT FUNDS. ALTHOUGH ALLEGIANT SEEKS TO PRESERVE THE VALUE OF THE MONEY MARKET FUND AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

                               PORTFOLIO HOLDINGS

-----------------------------------------------------------------
                                   AGGRESSIVE      CONSERVATIVE
                                ALLOCATION FUND   ALLOCATION FUND
-----------------------------------------------------------------
Affiliated Equity Funds              77.1%            37.0%
Affiliated Fixed Income Funds        10.8             51.3%
Affiliated Money Market Fund         12.1             11.7%
                                    -----            -----
                                    100.0%           100.0%

THIS TABLE PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS BEFORE COLLATERAL FOR LOANED SECURITIES AS OF MAY 31, 2005.

------------------------------------------
  BALANCED
ALLOCATION FUND
------------------------------------------
Common Stocks                       43.4%
Affiliated Money Market Fund        10.3
U.S. Government Agency
   Mortgage-Backed Obligations       9.6
Foreign Stocks                       9.1
U.S. Government Agency
   Obligations                       6.0
Mutual Funds                         5.0
U.S. Treasury Obligations            4.7
Corporate Bonds                      4.2
Commercial Paper                     2.8
Other                                4.9
                                    -----
                                    100.0%

 [THE FOLLOWING TABLES WERE REPRESENTED BY LINE GRAPHS IN THE PRINTED MATERIAL.]

AGGRESSIVE ALLOCATION FUND
Growth of a $10,000 Investment(1)

                                            Lehman
          Class I   Class B   S&P 500(R) U.S. Aggregate   Aggressive Allocation
           Shares    Shares   Index(a)    Bond Index(b)      Hybrid Index(d)
3/6/01    $10000    $10000     $10000       $10000               $10000
5/31/01     9964      9948      10162        10069                10139
5/31/02     9240      9140       8756        10885                 9288
5/31/03     8450      8288       8050        12145                 9073
5/31/04     9546      9277       9524        12091                10166
5/31/05    10215      9653      10308        12916                10960


BALANCED ALLOCATION FUND
Growth of a $10,000 Investment(1)

                                            Lehman
          Class I   Class B   S&P 500(R) U.S. Aggregate   Balance Allocation
           Shares    Shares   Index(a)    Bond Index(b)     Hybrid Index(e)
7/10/98   $10000    $10000     $10000       $10000            $10000
5/31/99    10457     10406      11631        10348             11118
5/31/00    12101     11945      12849        10566             11936
5/31/01    11897     11626      11493        11951             11677
5/31/02    11270     10921       9903        12920             11110
5/31/03    10755     10323       9104        14415             11229
5/31/04    12038     11437      10772        14352             12204
5/31/05    13002     12236      11659        15331             13128


CONSERVATIVE ALLOCATION FUND
Growth of a $10,000 Investment(1)

                                           Lehman
                                       Intermediate US
          Class I  Class B S&P 500(R) Government/Credit  Conservative Allocation
           Shares   Shares  Index(a)    Bond Index(c)         Hybrid Index(f)
3/6/01    $10000   $10000   $10000         $10000                $10000
5/31/01    10094    10071    10162          10028                 10075
5/31/02     9996     9885     8756          10815                 10094
5/31/03    10112     9911     8050          12391                 10871
5/31/04    10732    10442     9524          12202                 11265
5/31/05    11346    10733    10308          13056                 12094

(1) THE GRAPHS PRESENTED HERE PROVIDE HYPOTHETICAL $10,000 INVESTMENTS IN THE FUNDS SINCE THEIR RESPECTIVE DATES OF INCEPTION. THE GRAPHS SHOW PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND CLASS C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPHS BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

(a)   THE S&P 500(R) INDEX IS A WIDELY-USED, UNMANAGED INDEX OF 500 COMMON
      STOCKS.

(b) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED MARKET VALUE WEIGHTED INDEX OF FIXED INCOME SECURITIES.

(c) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF INTERMEDIATE TERM SECURITIES.

(d) THE AGGRESSIVE ALLOCATION HYBRID INDEX IS A BLEND OF 75% OF THE S&P 500(R) INDEX AND 25% OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

(e) THE BALANCED ALLOCATION HYBRID INDEX IS A BLEND OF 60% OF THE S&P 500(R) INDEX AND 40% OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

(f) THE CONSERVATIVE ALLOCATION HYBRID INDEX IS A BLEND OF 65% OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX AND 35% OF THE S&P 500(R) INDEX, AS CALCULATED BY THE ADVISER.

UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. AN INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

ALLEGIANT ASSET ALLOCATION FUNDS
ASSET ALLOCATION FUNDS OVERVIEW
MAY 31, 2005

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05(2)

                                          AGGRESSIVE ALLOCATION FUND(3)
---------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
----------------------------------------------------------------------------------------------------------------
Class I Shares        03/06/01        7.00%    3.40%      N/A           0.50%             N/A             N/A
---------------------------------------------------------------------------------------------------------------
Class A Shares        03/06/01        1.77%    1.50%      N/A          (0.89)%           4.75%            N/A
---------------------------------------------------------------------------------------------------------------
Class B Shares        05/08/01        1.12%    1.22%      N/A          (0.83)%            N/A            5.00%
---------------------------------------------------------------------------------------------------------------
Class C Shares        06/28/01        5.22%    2.56%      N/A          (0.32)%            N/A            1.00%
---------------------------------------------------------------------------------------------------------------

                                            BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
---------------------------------------------------------------------------------------------------------------
Class I Shares        07/10/98        8.01%    4.88%     1.45%          3.88%             N/A             N/A
---------------------------------------------------------------------------------------------------------------
Class A Shares        07/31/98        2.59%    2.94%     0.24%          2.94%            4.75%            N/A
---------------------------------------------------------------------------------------------------------------
Class B Shares        11/11/98        1.99%    2.61%     0.15%          2.97%             N/A            5.00%
---------------------------------------------------------------------------------------------------------------
Class C Shares        04/20/00        5.85%    3.82%     0.43%          2.86%             N/A            1.00%
---------------------------------------------------------------------------------------------------------------

                                        CONSERVATIVE ALLOCATION FUND(3)
---------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION   1 YEAR   3 YEARS   5 YEARS   SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
---------------------------------------------------------------------------------------------------------------
Class I Shares        03/06/01        5.72%    4.31%      N/A           3.03%             N/A             N/A
---------------------------------------------------------------------------------------------------------------
Class A Shares        03/06/01        0.39%    2.38%      N/A           1.60%            4.75%            N/A
---------------------------------------------------------------------------------------------------------------
Class B Shares        07/13/01       (0.30)%   2.15%      N/A           1.68%             N/A            5.00%
---------------------------------------------------------------------------------------------------------------
Class C Shares        05/23/01        3.68%    3.42%      N/A           2.15%             N/A            1.00%
---------------------------------------------------------------------------------------------------------------

(2)   TOTAL  RETURNS  REFLECT  REINVESTMENT  OF  DIVIDENDS  AND  CAPITAL  GAINS,
      DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

(3) THESE FUNDS INVEST ONLY IN OTHER ALLEGIANT MUTUAL FUNDS ("UNDERLYING FUNDS"). AS A RESULT, EACH FUND'S PERFORMANCE IS DIRECTLY AFFECTED BY THE PERFORMANCE OF THE UNDERLYING FUNDS. SEE THE OVERVIEWS FOR THE UNDERLYING FUNDS FOR DISCUSSIONS OF THE FACTORS THAT AFFECTED THEIR PERFORMANCE DURING THE LAST FISCAL YEAR. THE UNDERLYING FUNDS FOR THE AGGRESSIVE ALLOCATION FUND ARE LARGE CAP GROWTH, LARGE CAP VALUE, BOND AND MONEY MARKET. THE UNDERLYING FUNDS FOR THE CONSERVATIVE ALLOCATION FUND ARE LARGE CAP GROWTH, LARGE CAP VALUE, INTERMEDIATE BOND AND MONEY MARKET.

                               EXPENSE TABLES
--------------------------------------------------------------------------------
                          AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------
                    BEGINNING        ENDING
                  ACCOUNT VALUE   ACCOUNT VALUE    ANNUALIZED      EXPENSES PAID
 ACTUAL               12/1/04         5/31/05     EXPENSE RATIO   DURING PERIOD+
--------------------------------------------------------------------------------
Class I Shares      $1,000.00       $1,022.20         0.31%           $1.56
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,020.70         0.56%           $2.82
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,017.60         1.16%           $5.84
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,018.60         1.16%           $5.84
--------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------
Class I Shares       1,000.00        1,023.45         0.31%           $1.56
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,022.21         0.56%           $2.82
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,019.22         1.16%           $5.84
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,019.22         1.16%           $5.84
--------------------------------------------------------------------------------

                            BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------
                    BEGINNING        ENDING
                  ACCOUNT VALUE   ACCOUNT VALUE    ANNUALIZED      EXPENSES PAID
ACTUAL               12/1/04         5/31/05      EXPENSE RATIO   DURING PERIOD+
--------------------------------------------------------------------------------
Class I Shares      $1,000.00       $1,019.10         1.08%          $ 5.44
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,017.90         1.33%          $ 6.69
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,014.30         2.03%          $10.19
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,013.80         2.03%          $10.19
--------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------
Class I Shares       1,000.00        1,019.61         1.08%          $ 5.44
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,018.37         1.33%          $ 6.69
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,014.88         2.03%          $10.20
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,014.88         2.03%          $10.20
--------------------------------------------------------------------------------

                          CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------
                   BEGINNING         ENDING
                  ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED      EXPENSES PAID
ACTUAL               12/1/04         5/31/05      EXPENSE RATIO   DURING PERIOD+
--------------------------------------------------------------------------------
Class I Shares      $1,000.00       $1,020.40         0.28%           $1.41
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,019.60         0.53%           $2.67
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,015.80         1.13%           $5.68
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,015.70         1.13%           $5.68
--------------------------------------------------------------------------------
HYPOTHETICAL++
--------------------------------------------------------------------------------
Class I Shares       1,000.00        1,023.60         0.28%           $1.41
--------------------------------------------------------------------------------
Class A Shares       1,000.00        1,022.36         0.53%           $2.67
--------------------------------------------------------------------------------
Class B Shares       1,000.00        1,019.37         1.13%           $5.69
--------------------------------------------------------------------------------
Class C Shares       1,000.00        1,019.37         1.13%           $5.69
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++    ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
TRUSTEES AND OFFICERS OF THE TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL                            NUMBER OF
                                                                               OCCUPATION(S)                     PORTFOLIOS IN THE
                                  POSITION(S)      LENGTH                   DURING PAST 5 YEARS/                    FUND COMPLEX
NAME, ADDRESS(1)                HELD WITH THE      OF TIME                OTHER DIRECTORSHIPS(3)                     OVERSEEN
AGE                                 TRUST         SERVED(2)                 HELD BY BOARD MEMBER                   BY TRUSTEE(4)
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary               Chairman of the       Since     Retired; Co-Chairman of Ernst & Young, April              30
71                               Board and         February   1984 to September 1993; Director, Strategic
                                  Trustee            1996     Distribution, Inc., since January 1999; Director,
                                                              Commercial Metals Company since March 2001.
----------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                   Trustee           Since     President and CEO, Kittle's Home Furnishings              30
61                                                 November   Center, Inc., since January 2002; President and
                                                    1993      Chief Operating Officer, Kittle's Home
                                                              Furnishings Center, Inc., from January 1982
                                                              through January 2002; Partner, Kittle's
                                                              Bloomington Properties LLC, from January 1981
                                                              through 2003; partner, KK&D LLC, from January
                                                              1989 through 2003; partner, KK&D II LLC, from
                                                              February 1998 through 2003 (affiliated real
                                                              estate companies of Kittle's Home Furnishings
                                                              Center, Inc.).
----------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                 Trustee           Since     Retired; Chairman, President and CEO, Centerior           30
68                                                 November   Energy (electricutility), March 1992 to October
                                                    1997      1997.
----------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                  Trustee           Since     Dean Emeritus, Gatton College of Business and             30
66                                                June 1990   Economics, University of Kentucky, since June
                                                              2003; Garvice D. Kincaid Professor of Finance,
                                                              since 1981; Dean, Gatton College of Business and
                                                              Economics, University of Kentucky, 1981-2003.
----------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                Trustee           Since     Retired; Executive Vice-President and General             30
67                                                 July 1997  Counsel, Eaton Corporation (global
                                                              manufacturing), 1991 to  March 2000.
----------------------------------------------------------------------------------------------------------------------------------
Dale C. LaPorte                   Trustee           Since     Partner, Calfee, Halter & Griswold LLP (law               30
63                                                April 2005  firm), since January 1974; Chairman of Executive
                                                              Committee of Calfee, Halter & Griswold LLP, from
                                                              January 2000 through December 2004.
----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                 Trustee           Since     Chairman and CEO, Edward Howard & Co. (public             30
46                                                  August    relations agency), since 2001; CEO, Edward
                                                    2002      Howard & Co., 2000-2001; Vice President/Senior
                                                              Vice President, Edward Howard & Co., 1992-2000.
----------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                 Trustee           Since     Retired; President and CEO, Whayne Supply Co.             30
66                                                 May 1993   (engine and heavy equipment distribution),
                                                              1986 to February 2005.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL                          NUMBER OF
                                                                                 OCCUPATION(S)                   PORTFOLIOS IN THE
                                  POSITION(S)      LENGTH                     DURING PAST 5 YEARS/                  FUND COMPLEX
NAME, ADDRESS(1)                HELD WITH THE      OF TIME                  OTHER DIRECTORSHIPS(3)                   OVERSEEN
AGE                                 TRUST         SERVED(2)                  HELD BY BOARD MEMBER                 BY TRUSTEE(4)
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
John G. Breen(5)                  Trustee           Since     Retired; Chairman and CEO, The Sherwin Williams           30
71                                                  August    Co., until May 2000; Director, Goodyear Tire &
                                                     2002     Rubber Co.; Director, The Stanley Works.
----------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.(5)    President, Chief      Since     Executive Vice President, National City                   30
52                            Legal Officer and    November   Corporation (bank holding company), since July
                                   Trustee          1997      1997; Chairman, NatCity Investments, Inc.
                                                              (investment banking), since July 1995; President
                                                              and CEO, National City Bank, Florida, since
                                                              September, 2004.
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr(6)             Senior Vice         Since     Senior Vice President (formerly Vice President)          N/A
200 Public Square, 5th Floor  President, Chief     February   National City Bank, and Managing Director,
Cleveland, OH 44114           Administrative         2003     Allegiant Asset Management Group (formerly,
50                            Officer and Chief               Armada Funds Group), since June 1999; Managing
                                Compliance                    Director, Allegiant Asset Management Company
                                  Officer                     (formerly, National City Investment Management
                                                              Company), since May 1996.
----------------------------------------------------------------------------------------------------------------------------------
Audrey C. Talley(6)               Secretary         Since     Partner, Drinker Biddle & Reath LLP, Philadelphia,       N/A
One Logan Square                                   February   Pennsylvania (law firm).
18th and Cherry Streets                             2005
Philadelphia, PA 19103-6996
51
----------------------------------------------------------------------------------------------------------------------------------
Dennis J. Westley(6)             Treasurer          Since     Senior Vice President and Managing Director,             N/A
103 Bellevue Parkway                               May 2003   Accounting and Administration, PFPC Inc., since
Wilmington, DE 19809                                          July 2001; Vice President and Accounting
46                                                            Director, PFPC Inc., 1997 to 2001.
----------------------------------------------------------------------------------------------------------------------------------
John Kernan(6)                   Assistant          Since     Vice President, National City Bank, and Managing         N/A
200 Public Square, 5th Floor     Treasurer         February   Director of Fund Administration, Allegiant Asset
Cleveland, OH 44114                                 2005      Management Group (formerly, Armada Funds Group),
39                                                            since July 2004; Vice President and Senior
                                                              Director of Fund Administration, State Street
                                                              Bank and Trust Company, 1998 to 2004.
----------------------------------------------------------------------------------------------------------------------------------

(1)   Each Trustee can be contacted by writing to Allegiant Funds, c/o John
      Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(3) Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

(4) The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its affiliates serves as investment adviser including Allegiant Funds
      ("Allegiant") and Allegiant Advantage Fund ("Advantage"). In addition to
      Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the Trustees includes 29 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The
      Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

(5) Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National
      City Corporation ("NCC"), the indirect parent company of the Adviser. Mr.
      Martens is considered to be an "interested person" of Allegiant because
      (1) he is Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, (3) he is the Chairman of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser, and (4) he is the President and CEO of National City Bank, Florida, an affiliate of the Advisor.

(6)   Ms. Barr, Ms. Talley, Mr. Westley and Mr. Kernan also serve as Officers of
      Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from
      August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ALLEGIANT FUNDS

We have audited the accompanying statements of net assets of Allegiant International Equity Fund, Allegiant Large Cap Core Equity Fund, Allegiant Large Cap Growth Fund, Allegiant Large Cap Value Fund, Allegiant Mid Cap Growth Fund, Allegiant Mid Cap Value Fund, Allegiant S&P 500 Index Fund, Allegiant Small Cap Core Fund, Allegiant Small Cap Growth Fund, Allegiant Small Cap Value Fund,
Allegiant Aggressive Allocation Fund, Allegiant Balanced Allocation Fund and Allegiant Conservative Allocation Fund (the "Funds") (each a portfolio of
Allegiant  Funds,  formerly  Armada  Funds)  and the  statements  of assets  and liabilities of Allegiant Aggressive Allocation Fund, Allegiant Balanced Allocation Fund and Allegiant Conservative Allocation Fund as of May 31, 2005, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2005, the results of their operations for the year then ended, and changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania

July 22, 2005

ALLEGIANT EQUITY FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $10.18       $ 0.13          $ 0.99         $(0.16)        $(0.00)        $11.14      10.99%
2004          8.05         0.08            2.21          (0.16)         (0.00)         10.18      28.50
2003          9.75         0.08           (1.75)         (0.03)         (0.00)          8.05     (17.13)
2002         10.89         0.06           (1.16)         (0.04)         (0.00)          9.75     (10.09)
2001         15.05         0.03           (3.19)         (0.00)         (1.00)         10.89     (22.74)

CLASS A
2005        $10.09       $ 0.13          $ 0.95         $(0.14)        $(0.00)        $11.03      10.62%
2004          7.97         0.07            2.17          (0.12)         (0.00)         10.09      28.19
2003          9.68         0.10           (1.79)         (0.02)         (0.00)          7.97     (17.49)
2002         10.81         0.04           (1.16)         (0.01)         (0.00)          9.68     (10.35)
2001         14.97        (0.01)          (3.15)         (0.00)         (1.00)         10.81     (22.88)

CLASS B
2005        $ 9.81       $ 0.04          $ 0.93         $(0.05)        $(0.00)        $10.73       9.85%
2004          7.77        (0.02)           2.14          (0.08)         (0.00)          9.81      27.31
2003          9.46         0.01           (1.70)         (0.00)         (0.00)          7.77     (17.87)
2002         10.62        (0.04)          (1.12)         (0.00)         (0.00)          9.46     (10.92)
2001         14.83        (0.10)          (3.11)         (0.00)         (1.00)         10.62     (23.47)

CLASS C
2005        $ 9.78       $ 0.05          $ 0.93         $(0.08)        $(0.00)        $10.68      10.01%
2004          7.77        (0.00)           2.12          (0.11)         (0.00)          9.78      27.27
2003          9.46         0.01           (1.70)         (0.00)         (0.00)          7.77     (17.87)
2002         10.63        (0.03)          (1.14)         (0.00)         (0.00)          9.46     (11.01)
2001         14.83        (0.10)          (3.10)         (0.00)         (1.00)         10.63     (23.40)

CLASS R
2005        $ 9.94       $ 0.07          $ 0.97         $(0.10)        $(0.00)        $10.88      10.44%
2004(2)       8.21        (0.02)           1.91          (0.16)         (0.00)          9.94      23.03

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $209,121        1.36%         1.27%           1.46%            1.17%            225%
2004         280,040        1.41          0.74            1.41             0.74             117
2003         322,284        1.38          1.06            1.38             1.06              90
2002         517,829        1.34          0.63            1.34             0.63              63
2001         607,113        1.45          0.21            1.50             0.16             161

CLASS A
2005        $ 11,333        1.61%         1.02%           1.71%            0.92%            225%
2004          11,693        1.66          0.49            1.66             0.49             117
2003          32,345        1.63          0.81            1.63             0.81              90
2002          12,143        1.59          0.38            1.59             0.38              63
2001          15,390        1.70         (0.04)           1.75            (0.09)            161

CLASS B
2005        $  1,369        2.30%         0.33%           2.40%            0.23%            225%
2004           1,834        2.36         (0.21)           2.36            (0.21)            117
2003           1,944        2.34          0.10            2.34             0.10              90
2002           3,209        2.30         (0.33)           2.30            (0.33)             63
2001           5,317        2.41         (0.75)           2.46            (0.80)            161

CLASS C
2005        $  1,277        2.30%         0.33%           2.40%            0.23%            225%
2004           1,209        2.36         (0.21)           2.36            (0.21)            117
2003             413        2.34          0.10            2.34             0.10              90
2002             565        2.30         (0.33)           2.30            (0.33)             63
2001             364        2.41         (0.75)           2.46            (0.80)            161

CLASS R
2005        $    361        1.90%         0.73%           2.00%            0.63%            225%
2004(2)          281        1.98          0.44            1.98             0.44             117

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INTERNATIONAL EQUITY FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT EQUITY FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.91       $ 0.08(1)         $ 0.79         $(0.08)       $(0.16)        $11.54       7.95%
2004         9.58         0.09(1)           1.33          (0.09)        (0.00)         10.91      14.72
2003        10.87         0.10(1)          (1.30)         (0.09)        (0.00)          9.58     (10.90)
2002        12.27         0.05(1)          (1.15)         (0.04)        (0.26)         10.87      (8.99)
2001        14.88         0.02             (0.71)         (0.00)        (1.92)         12.27      (5.63)

CLASS A
2005       $10.81       $ 0.05(1)         $ 0.77         $(0.06)       $(0.16)        $11.41       7.53%
2004         9.49         0.06(1)           1.33          (0.07)        (0.00)         10.81      14.62
2003        10.77         0.08(1)          (1.29)         (0.07)        (0.00)          9.49     (11.22)
2002        12.16         0.02(1)          (1.13)         (0.02)        (0.26)         10.77      (9.19)
2001        14.80        (0.02)            (0.70)         (0.00)        (1.92)         12.16      (5.91)

CLASS B
2005       $10.49       $(0.03)(1)        $ 0.76         $(0.03)       $(0.16)        $11.03       6.90%
2004         9.22        (0.02)(1)          1.29          (0.00)        (0.00)         10.49      13.70
2003        10.48         0.01(1)          (1.26)         (0.01)        (0.00)          9.22     (11.79)
2002        11.91        (0.05)(1)         (1.12)         (0.00)        (0.26)         10.48      (9.87)
2001        14.62        (0.06)            (0.73)         (0.00)        (1.92)         11.91      (6.49)

CLASS C
2005       $10.49       $(0.03)(1)        $ 0.75         $(0.03)       $(0.16)        $11.02       6.82%
2004         9.23        (0.02)(1)          1.29          (0.01)        (0.00)         10.49      13.63
2003        10.48         0.01(1)          (1.25)         (0.01)        (0.00)          9.23     (11.68)
2002        11.92        (0.04)(1)         (1.14)         (0.00)        (0.26)         10.48      (9.94)
2001        14.63        (0.06)            (0.73)         (0.00)        (1.92)         11.92      (6.48)

CLASS R
2005       $10.75       $ 0.01(1)         $ 0.78         $(0.04)       $(0.16)        $11.34       7.32%
2004(2)      9.74         0.03(1)           1.02          (0.04)        (0.00)         10.75      10.84

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $211,478        0.98%          0.66%         0.98%             0.66%             69%
2004         209,690        0.94           0.81          0.94              0.81             124
2003         152,055        0.96           1.08          0.96              1.08              68
2002         141,177        0.97           0.47          0.97              0.47             112
2001         126,203        0.99           0.08          1.04              0.03              34

CLASS A
2005        $  7,881        1.23%          0.41%         1.23%             0.41%             69%
2004           8,648        1.19           0.56          1.19              0.56             124
2003           4,703        1.21           0.83          1.21              0.83              68
2002           3,313        1.22           0.22          1.22              0.22             112
2001           3,987        1.24          (0.17)         1.29             (0.22)             34

CLASS B
2005        $  3,545        1.92%         (0.27)%        1.92%            (0.27)%            69%
2004           3,527        1.89          (0.14)         1.89             (0.14)            124
2003           1,699        1.92           0.12          1.92              0.12              68
2002           2,013        1.93          (0.49)         1.93             (0.49)            112
2001           2,052        1.94          (0.87)         1.94             (0.87)             34

CLASS C
2005        $    731        1.92%         (0.27)%        1.92%            (0.27)%            69%
2004             676        1.89          (0.14)         1.89             (0.14)            124
2003             516        1.92           0.12          1.92              0.12              68
2002             499        1.93          (0.49)         1.93             (0.49)            112
2001              50        1.94          (0.87)         1.94             (0.87)             34

CLASS R
2005        $    756        1.52%          0.13%         1.52%             0.13%             69%
2004(2)          420        1.49           0.26          1.49              0.26             124

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) LARGE CAP CORE EQUITY FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) LARGE CAP GROWTH FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------
          NET ASSET                     REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET           UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD  INCOME/(LOSS)(1)  ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $18.71       $ 0.08            $ 0.51         $(0.00)       $(0.24)        $19.06       3.22%
2004         17.13         0.02              1.63          (0.07)        (0.00)         18.71       9.64
2003         19.54         0.06             (2.41)         (0.06)        (0.00)         17.13     (12.03)
2002         24.36         0.01             (4.62)         (0.00)        (0.21)         19.54     (19.03)
2001         28.89        (0.01)            (3.40)         (0.00)        (1.12)         24.36     (12.26)

CLASS A
2005        $18.49       $ 0.03            $ 0.50         $(0.00)       $(0.24)        $18.78       2.93%
2004         16.95        (0.03)             1.61          (0.04)        (0.00)         18.49       9.34
2003         19.34         0.02             (2.39)         (0.02)        (0.00)         16.95     (12.26)
2002         24.17        (0.04)            (4.58)         (0.00)        (0.21)         19.34     (19.23)
2001         28.76        (0.07)            (3.40)         (0.00)        (1.12)         24.17     (12.53)

CLASS B
2005        $17.78       $(0.10)           $ 0.48         $(0.00)       $(0.24)        $17.92       2.20%
2004         16.38        (0.15)             1.57          (0.02)        (0.00)         17.78       8.66
2003         18.81        (0.09)            (2.34)         (0.00)        (0.00)         16.38     (12.92)
2002         23.67        (0.19)            (4.46)         (0.00)        (0.21)         18.81     (19.77)
2001         28.37        (0.26)            (3.32)         (0.00)        (1.12)         23.67     (13.10)

CLASS C
2005        $17.80       $(0.10)           $ 0.48         $(0.00)       $(0.24)        $17.94       2.20%
2004         16.40        (0.15)             1.57          (0.02)        (0.00)         17.80       8.70
2003         18.82        (0.09)            (2.33)         (0.00)        (0.00)         16.40     (12.91)
2002         23.69        (0.19)            (4.47)         (0.00)        (0.21)         18.82     (19.79)
2001         28.38        (0.26)            (3.31)         (0.00)        (1.12)         23.69     (13.06)

CLASS R
2005        $18.45       $(0.02)           $ 0.50         $(0.00)       $(0.24)        $18.69       2.67%
2004(3)      17.38        (0.13)             1.24          (0.04)        (0.00)         18.45       6.41

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $482,538        0.98%         0.38%          0.98%            0.38%              78%
2004         581,512        0.93          0.09           0.93             0.09              144
2003         542,371        0.92          0.35           0.92             0.35               65
2002         699,863        0.92          0.05           0.92             0.05               52
2001         965,165        0.93         (0.03)          0.98            (0.08)              18

CLASS A
2005        $129,193        1.23%         0.13%          1.23%            0.13%              78%
2004         142,015        1.18         (0.16)          1.18            (0.16)             144
2003         136,358        1.17          0.10           1.17             0.10               65
2002         103,258        1.17         (0.20)          1.17            (0.20)              52
2001         139,717        1.18         (0.28)          1.23            (0.33)              18

CLASS B
2005        $  9,265        1.92%        (0.56)%         1.92%           (0.56)%             78%
2004           9,673        1.88         (0.86)          1.88            (0.86)             144
2003           3,363        1.88         (0.61)          1.88            (0.61)              65
2002           2,972        1.88         (0.91)          1.88            (0.91)              52
2001           3,770        1.88         (0.98)          1.88            (0.98)              18

CLASS C
2005        $  1,239        1.92%        (0.56)%         1.92%           (0.56)%             78%
2004           1,146        1.88         (0.86)          1.88            (0.86)             144
2003             576        1.88         (0.61)          1.88            (0.61)              65
2002             654        1.88         (0.91)          1.88            (0.91)              52
2001             436        1.88         (0.98)          1.88            (0.98)              18

CLASS R
2005        $    522        1.52%        (0.16)%         1.52%           (0.16)%             78%
2004(3)          301        1.49         (0.59)          1.49            (0.59)             144

ALLEGIANT EQUITY FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END   TOTAL
          OF PERIOD       INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD   RETURN+
-----------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $16.44      $ 0.26(1)         $ 1.81         $(0.25)       $(0.68)        $17.58     12.74%
2004         14.07        0.21(1)           2.38          (0.22)        (0.00)         16.44     18.52
2003         15.83        0.21(1)          (1.73)         (0.21)        (0.03)         14.07     (9.46)
2002         17.39        0.19(1)          (0.88)         (0.19)        (0.68)         15.83     (3.84)
2001         16.03        0.25              1.71          (0.28)        (0.32)         17.39     12.67

CLASS A
2005        $16.39      $ 0.21(1)         $ 1.82         $(0.21)       $(0.68)        $17.53     12.50%
2004         14.03        0.18(1)           2.37          (0.19)        (0.00)         16.39     18.24
2003         15.80        0.19(1)          (1.75)         (0.18)        (0.03)         14.03     (9.78)
2002         17.36        0.15(1)          (0.88)         (0.15)        (0.68)         15.80     (4.10)
2001         16.00        0.21              1.71          (0.24)        (0.32)         17.36     12.42

CLASS B
2005        $16.30      $ 0.09(1)         $ 1.81         $(0.09)       $(0.68)        $17.43     11.73%
2004         13.97        0.06(1)           2.38          (0.11)        (0.00)         16.30     17.47
2003         15.73        0.09(1)          (1.74)         (0.08)        (0.03)         13.97    (10.45)
2002         17.29        0.03(1)          (0.88)         (0.03)        (0.68)         15.73     (4.81)
2001         15.93        0.09              1.72          (0.13)        (0.32)         17.29     11.69

CLASS C
2005        $16.24      $ 0.09(1)         $ 1.80         $(0.09)       $(0.68)        $17.36     11.72%
2004         13.94        0.02(1)           2.40          (0.12)        (0.00)         16.24     17.36
2003         15.70        0.10(1)          (1.74)         (0.09)        (0.03)         13.94    (10.42)
2002         17.27        0.04(1)          (0.88)         (0.05)        (0.68)         15.70     (4.77)
2001         15.93        0.09              1.72          (0.15)        (0.32)         17.27     11.67

CLASS R
2005        $16.37      $ 0.16(1)         $ 1.81         $(0.16)       $(0.68)        $17.50     12.14%
2004(2)      14.54        0.11(1)           1.85          (0.13)        (0.00)         16.37     13.49

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                          RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
           NET ASSETS     EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $548,937        0.98%         1.47%          0.98%            1.47%             37%
2004         526,031        0.94          1.38           0.94             1.38              47
2003         505,108        0.93          1.62           0.93             1.62              34
2002         743,804        0.92          1.15           0.92             1.15              39
2001         700,811        0.97          1.54           1.02             1.49              67

CLASS A
2005        $ 48,306        1.23%         1.22%          1.23%            1.22%             37%
2004          41,023        1.19          1.13           1.19             1.13              47
2003          34,207        1.18          1.37           1.18             1.37              34
2002          39,511        1.17          0.90           1.17             0.90              39
2001          43,511        1.22          1.29           1.27             1.24              67

CLASS B
2005        $  9,783        1.92%         0.53%          1.92%            0.53%             37%
2004          10,499        1.89          0.43           1.89             0.43              47
2003           7,022        1.89          0.66           1.89             0.66              34
2002           9,521        1.88          0.19           1.88             0.19              39
2001          12,458        1.92          0.59           1.92             0.59              67

CLASS C
2005        $    776        1.92%         0.53%          1.92%            0.53%             37%
2004             697        1.89          0.43           1.89             0.43              47
2003             305        1.89          0.66           1.89             0.66              34
2002             341        1.88          0.19           1.88             0.19              39
2001             187        1.93          0.59           1.93             0.59              67

CLASS R
2005        $    630        1.52%         0.93%          1.52%            0.93%             37%
2004(2)          491        1.48          0.73           1.48             0.73              47

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) LARGE CAP VALUE FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) MID CAP VALUE FUND CLASS I AND CLASS A COMMENCED OPERATIONS ON JULY 1, 2002; CLASS B AND CLASS C COMMENCED OPERATIONS ON JUNE 2, 2003; AND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------
          NET ASSET                     REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET           UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END   TOTAL
          OF PERIOD  INCOME/(LOSS)(1)  ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD   RETURN+
-----------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 6.59       $(0.04)           $ 0.37         $(0.00)       $(0.00)        $ 6.92      5.01%
2004          5.70        (0.04)             0.93          (0.00)        (0.00)          6.59     15.63
2003          6.49        (0.05)            (0.74)         (0.00)        (0.00)          5.70    (12.17)
2002          8.08        (0.06)            (1.53)         (0.00)        (0.00)          6.49    (19.68)
2001         15.84        (0.08)            (3.14)         (0.00)        (4.54)          8.08    (23.89)

CLASS A
2005        $ 6.32       $(0.05)           $ 0.36         $(0.00)       $(0.00)        $ 6.63      4.91%
2004          5.48        (0.06)             0.90          (0.00)        (0.00)          6.32     15.33
2003          6.26        (0.06)            (0.72)         (0.00)        (0.00)          5.48    (12.46)
2002          7.80        (0.08)            (1.46)         (0.00)        (0.00)          6.26    (19.74)
2001         15.53        (0.10)            (3.09)         (0.00)        (4.54)          7.80    (24.23)

CLASS B
2005        $ 5.19       $(0.08)           $ 0.30         $(0.00)       $(0.00)        $ 5.41      4.24%
2004          4.53        (0.08)             0.74          (0.00)        (0.00)          5.19     14.57
2003          5.21        (0.08)            (0.60)         (0.00)        (0.00)          4.53    (13.05)
2002          6.55        (0.11)            (1.23)         (0.00)        (0.00)          5.21    (20.46)
2001         13.95        (0.16)            (2.70)         (0.00)        (4.54)          6.55    (24.69)

CLASS C
2005        $ 5.27       $(0.08)           $ 0.29         $(0.00)       $(0.00)        $ 5.48      3.99%
2004          4.59        (0.08)             0.76          (0.00)        (0.00)          5.27     14.82
2003          5.29        (0.08)            (0.62)         (0.00)        (0.00)          4.59    (13.23)
2002          6.64        (0.11)            (1.24)         (0.00)        (0.00)          5.29    (20.33)
2001(3)      15.11        (0.12)            (3.81)         (0.00)        (4.54)          6.64    (29.86)
-----------------------------------------------------------------------------------------------------------
 MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $12.54       $ 0.10            $ 2.12         $(0.04)       $(2.25)        $12.47     18.13%
2004         10.11         0.04              2.69          (0.07)        (0.23)         12.54     27.24
2003(4)      10.00         0.07              0.07          (0.03)        (0.00)         10.11      1.38

CLASS A
2005        $12.44       $ 0.07            $ 2.10         $(0.01)       $(2.25)        $12.35     17.86%
2004         10.05         0.00              2.68          (0.06)        (0.23)         12.44     26.85
2003(4)      10.00         0.06              0.01          (0.02)        (0.00)         10.05      0.71

CLASS B
2005        $12.37       $(0.02)           $ 2.08         $(0.00)       $(2.25)        $12.18     16.98%
2004(4)      10.14        (0.08)             2.56          (0.02)        (0.23)         12.37     24.64

CLASS C
2005        $12.42       $(0.02)           $ 2.08         $(0.00)       $(2.25)        $12.23     16.91%
2004(4)      10.14        (0.08)             2.60          (0.01)        (0.23)         12.42     24.96

CLASS R
2005        $12.42       $ 0.04            $ 2.09         $(0.00)       $(2.25)        $12.30     17.52%
2004(4)      10.55        (0.05)             2.20          (0.05)        (0.23)         12.42     20.59

-----------------------------------------------------------------------------------------------------
                                                         RATIO         RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 13,248        1.07%        (0.62)%         1.40%           (0.95)%            219%
2004          67,969        1.13         (0.69)          1.26            (0.82)             228
2003          74,852        1.30         (0.92)          1.30            (0.92)              66
2002         143,328        1.27         (0.92)          1.27            (0.92)              68
2001         195,291        1.26         (0.64)          1.31            (0.69)             191

CLASS A
2005        $ 17,836        1.32%        (0.87)%         1.65%           (1.20)%            219%
2004          19,092        1.38         (0.94)          1.51            (1.07)             228
2003          16,476        1.55         (1.17)          1.55            (1.17)              66
2002          19,943        1.52         (1.17)          1.52            (1.17)              68
2001          28,107        1.50         (0.88)          1.55            (0.93)             191

CLASS B
2005        $  2,011        2.01%        (1.56)%         2.32%           (1.89)%            219%
2004           3,429        2.08         (1.64)          2.21            (1.77)             228
2003           4,157        2.26         (1.88)          2.26            (1.88)              66
2002           6,899        2.23         (1.88)          2.23            (1.88)              68
2001          11,339        2.21         (1.59)          2.21            (1.59)             191

CLASS C
2005        $    307        2.01%        (1.56)%         2.32%           (1.89)%            219%
2004             366        2.08         (1.64)          2.21            (1.77)             228
2003             220        2.26         (1.88)          2.26            (1.88)              66
2002             240        2.23         (1.88)          2.23            (1.88)              68
2001(3)          142        2.21         (1.59)          2.21            (1.59)             191
-----------------------------------------------------------------------------------------------------
 MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 45,863        1.02%         0.75%          1.27%            0.50%              75%
2004          52,453        1.07          0.36           1.20             0.23               87
2003(4)       36,319        0.93          0.89           1.24             0.58               76

CLASS A
2005        $  6,042        1.27%         0.50%          1.52%            0.25%              75%
2004           5,313        1.32          0.11           1.45            (0.02)              87
2003(4)        1,299        1.18          0.64           1.49             0.33               76

CLASS B
2005        $  4,058        1.96%        (0.19)%         2.21%           (0.44)%             75%
2004(4)        3,472        2.05         (0.62)          2.18            (0.75)              87

CLASS C
2005        $    951        1.96%        (0.19)%         2.21%           (0.44)%             75%
2004(4)          858        2.05         (0.62)          2.18            (0.75)              87

CLASS R
2005        $    560        1.56%         0.21%          1.81%           (0.04)%             75%
2004(4)          261        1.58         (0.35)          1.80            (0.57)              87

ALLEGIANT EQUITY FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.67      $ 0.17(1)         $ 0.59         $(0.17)       $(0.00)        $10.26       7.95%
2004          8.30        0.12(1)           1.36          (0.11)        (0.00)          9.67      17.98
2003          9.21        0.11(1)          (0.91)         (0.11)        (0.00)          8.30      (8.55)
2002         10.84        0.11(1)          (1.63)         (0.11)        (0.00)          9.21     (14.11)
2001         12.25        0.11             (1.41)         (0.11)        (0.00)         10.84     (10.64)

CLASS A
2005        $ 9.64      $ 0.14(1)         $ 0.60         $(0.15)       $(0.00)        $10.23       7.72%
2004          8.29        0.10(1)           1.34          (0.09)        (0.00)          9.64      17.47
2003          9.18        0.09(1)          (0.89)         (0.09)        (0.00)          8.29      (8.57)
2002         10.82        0.08(1)          (1.64)         (0.08)        (0.00)          9.18     (14.44)
2001         12.22        0.08             (1.40)         (0.08)        (0.00)         10.82     (10.82)

CLASS B
2005        $ 9.57      $ 0.07(1)         $ 0.60         $(0.08)       $(0.00)        $10.16       7.00%
2004          8.24        0.03(1)           1.33          (0.03)        (0.00)          9.57      16.57
2003          9.14        0.04(1)          (0.90)         (0.04)        (0.00)          8.24      (9.40)
2002         10.79        0.01(1)          (1.64)         (0.02)        (0.00)          9.14     (15.16)
2001         12.20        0.01             (1.41)         (0.01)        (0.00)         10.79     (11.47)

CLASS C
2005        $ 9.59      $ 0.07(1)         $ 0.59         $(0.08)       $(0.00)        $10.17       6.87%
2004          8.25        0.03(1)           1.35          (0.04)        (0.00)          9.59      16.70
2003          9.15        0.03(1)          (0.89)         (0.04)        (0.00)          8.25      (9.41)
2002         10.79        0.01(1)          (1.64)         (0.01)        (0.00)          9.15     (15.08)
2001         12.20        0.00             (1.40)         (0.01)        (0.00)         10.79     (11.51)

CLASS R
2005        $ 9.63      $ 0.11(1)         $ 0.59         $(0.11)       $(0.00)        $10.22       7.30%
2004(2)       8.51        0.06(1)           1.12          (0.06)        (0.00)          9.63      13.84
-----------------------------------------------------------------------------------------------------------
 SMALL CAP CORE FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.50      $(0.06)(1)        $ 1.59         $(0.00)       $(0.00)        $11.03      16.11%
2004(3)      10.00       (0.01)(1)         (0.49)         (0.00)        (0.00)          9.50      (5.00)

CLASS A
2005        $ 9.50      $(0.09)(1)        $ 1.58         $(0.00)       $(0.00)        $10.99      15.68%
2004(3)      10.00       (0.01)(1)         (0.49)         (0.00)        (0.00)          9.50      (5.00)

CLASS B
2005        $ 9.49      $(0.16)(1)        $ 1.58         $(0.00)       $(0.00)        $10.91      14.96%
2004(3)      10.00       (0.02)(1)         (0.49)         (0.00)        (0.00)          9.49      (5.10)

CLASS C
2005        $ 9.50      $(0.16)(1)        $ 1.58         $(0.00)       $(0.00)        $10.92      14.95%
2004(3)      10.00       (0.02)(1)         (0.48)         (0.00)        (0.00)          9.50      (5.00)

-----------------------------------------------------------------------------------------------------
                                                         RATIO         RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 S&P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $339,817        0.36%         1.73%          0.51%            1.58%              30%
2004         387,699        0.34          1.32           0.49             1.17                1
2003         281,426        0.35          1.43           0.50             1.28                7
2002         311,120        0.33          1.09           0.48             0.94                4
2001         332,015        0.36          0.94           0.61             0.69               15

CLASS A
2005        $ 22,176        0.61%         1.48%          0.76%            1.33%              30%
2004          16,111        0.59          1.07           0.74             0.92                1
2003          12,571        0.60          1.18           0.75             1.03                7
2002           7,889        0.58          0.84           0.73             0.69                4
2001           7,777        0.61          0.69           0.86             0.44               15

CLASS B
2005        $  4,182        1.36%         0.73%          1.51%            0.58%              30%
2004           3,120        1.34          0.32           1.49             0.17                1
2003           1,914        1.35          0.43           1.50             0.28                7
2002           1,470        1.33          0.09           1.48            (0.06)               4
2001           1,080        1.36         (0.06)          1.51            (0.21)              15

CLASS C
2005        $  2,195        1.36%         0.73%          1.51%            0.58%              30%
2004           1,698        1.34          0.32           1.49             0.17                1
2003             881        1.35          0.43           1.50             0.28                7
2002             885        1.33          0.09           1.48            (0.06)               4
2001             649        1.36         (0.06)          1.51            (0.21)              15

CLASS R
2005        $  1,180        0.96%         1.13%          1.11%            0.98%              30%
2004(2)        1,424        0.93          0.73           1.08             0.58                1
-----------------------------------------------------------------------------------------------------
 SMALL CAP CORE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $151,633        1.23%        (0.61)%         1.23%           (0.61)%             54%
2004(3)       28,986        1.31         (0.67)          1.31            (0.67)               4

CLASS A
2005        $  2,533        1.48%        (0.86)%         1.48%           (0.86)%             54%
2004(3)          241        1.56         (0.92)          1.56            (0.92)               4

CLASS B
2005        $    257        2.17%        (1.55)%         2.17%           (1.55)%             54%
2004(3)           24        2.26         (1.62)          2.26            (1.62)               4

CLASS C
2005        $    700        2.17%        (1.55)%         2.17%           (1.55)%             54%
2004(3)          300        2.26         (1.62)          2.26            (1.62)               4

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) S&P 500 INDEX FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) SMALL CAP CORE FUND COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) SMALL CAP GROWTH FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) AND $(0.01) FOR CLASS I AND CLASS A, RESPECTIVELY, FOR SMALL CAP VALUE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.09      $(0.07)(1)        $(0.39)      $(0.00)         $(0.00)        $ 8.63      (5.06)%
2004          7.70       (0.09)(1)          1.48        (0.00)          (0.00)          9.09      18.05
2003          9.18       (0.06)(1)         (1.42)       (0.00)          (0.00)          7.70     (16.12)
2002         11.56       (0.09)(1)         (2.29)       (0.00)          (0.00)          9.18     (20.59)
2001         14.91       (0.06)(1)         (1.93)       (0.00)          (1.36)         11.56     (14.72)

CLASS A
2005        $ 8.94      $(0.07)(1)        $(0.40)      $(0.00)         $(0.00)        $ 8.47      (5.26)%
2004          7.59       (0.11)(1)          1.46        (0.00)          (0.00)          8.94      17.79
2003          9.07       (0.08)(1)         (1.40)       (0.00)          (0.00)          7.59     (16.32)
2002         11.44       (0.12)(1)         (2.25)       (0.00)          (0.00)          9.07     (20.72)
2001         14.81       (0.09)(1)         (1.92)       (0.00)          (1.36)         11.44     (14.97)

CLASS B
2005        $ 8.54      $(0.13)(1)        $(0.37)      $(0.00)         $(0.00)        $ 8.04      (5.86)%
2004          7.30       (0.17)(1)          1.41        (0.00)          (0.00)          8.54      16.99
2003          8.79       (0.12)(1)         (1.37)       (0.00)          (0.00)          7.30     (16.95)
2002         11.16       (0.18)(1)         (2.19)       (0.00)          (0.00)          8.79     (21.24)
2001         14.58       (0.18)(1)         (1.88)       (0.00)          (1.36)         11.16     (15.59)

CLASS C
2005        $ 8.56      $(0.13)(1)        $(0.37)      $(0.00)         $(0.00)        $ 8.06      (5.84)%
2004          7.32       (0.17)(1)          1.41        (0.00)          (0.00)          8.56      16.94
2003          8.81       (0.12)(1)         (1.37)       (0.00)          (0.00)          7.32     (16.91)
2002         11.19       (0.18)(1)         (2.20)       (0.00)          (0.00)          8.81     (21.27)
2001         14.57       (0.18)(1)         (1.84)       (0.00)          (1.36)         11.19     (15.32)

CLASS R
2005        $ 8.92      $(0.10)(1)        $(0.39)      $(0.00)         $(0.00)        $ 8.43      (5.49)%
2004(4)       8.13       (0.11)(1)          0.90        (0.00)          (0.00)          8.92       9.72
-----------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $22.18      $(0.02)(1)        $ 2.83       $(0.00)         $(4.25)        $20.74      11.61%
2004         17.61        0.02(1)           5.13        (0.06)          (0.52)         22.18      29.35
2003         20.64        0.08(1)          (2.18)       (0.09)(5)       (0.84)         17.61      (9.69)
2002         19.07        0.10(1)           3.38        (0.15)          (1.76)         20.64      19.61
2001         15.15        0.22              4.36        (0.25)          (0.41)         19.07      30.89

CLASS A
2005        $21.42      $(0.07)(1)        $ 2.74       $(0.00)         $(4.25)        $19.84      11.34%
2004         17.04       (0.04)(1)          4.96        (0.02)          (0.52)         21.42      28.96
2003         20.03        0.03(1)          (2.11)       (0.07)(5)       (0.84)         17.04      (9.88)
2002         18.57        0.04(1)           3.29        (0.11)          (1.76)         20.03      19.31
2001         14.77        0.19              4.23        (0.21)          (0.41)         18.57      30.55

CLASS B
2005        $20.82      $(0.21)(1)        $ 2.66       $(0.00)         $(4.25)        $19.02      10.56%
2004         16.67       (0.18)(1)          4.85        (0.00)          (0.52)         20.82      28.10
2003         19.68       (0.08)(1)         (2.09)       (0.00)          (0.84)         16.67     (10.56)
2002         18.34       (0.09)(1)          3.24        (0.05)          (1.76)         19.68      18.48
2001         14.62        0.09              4.16        (0.12)          (0.41)         18.34      29.62

CLASS C
2005        $20.79      $(0.21)(1)        $ 2.66       $(0.00)         $(4.25)        $18.99      10.58%
2004         16.65       (0.18)(1)          4.84        (0.00)          (0.52)         20.79      28.15
2003         19.65       (0.08)(1)         (2.08)       (0.00)          (0.84)         16.65     (10.52)
2002         18.34       (0.12)(1)          3.27        (0.08)          (1.76)         19.65      18.46
2001         14.62        0.11              4.14        (0.12)          (0.41)         18.34      29.62

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 28,035        1.32%        (0.82)%         1.43%           (0.93)%            280%
2004         134,244        1.23         (1.02)          1.23            (1.02)             340
2003         156,646        1.29         (0.92)          1.29            (0.92)             119
2002         268,485        1.24         (0.88)          1.24            (0.88)             122
2001         304,754        1.27         (0.44)          1.32            (0.49)             174

CLASS A
2005        $ 18,412        1.57%        (1.07)%         1.68%           (1.18)%            280%
2004          22,493        1.48         (1.27)          1.48            (1.27)             340
2003          18,814        1.54         (1.17)          1.54            (1.17)             119
2002          21,941        1.49         (1.13)          1.49            (1.13)             122
2001          31,327        1.52         (0.69)          1.57            (0.74)             174

CLASS B
2005        $  2,630        2.26%        (1.76)%         2.37%           (1.87)%            280%
2004           5,186        2.18         (1.97)          2.18            (1.97)             340
2003           5,141        2.25         (1.88)          2.25            (1.88)             119
2002           8,055        2.20         (1.84)          2.20            (1.84)             122
2001          13,010        2.22         (1.39)          2.27            (1.44)             174

CLASS C
2005        $    653        2.26%        (1.76)%         2.37%           (1.87)%            280%
2004             719        2.18         (1.97)          2.18            (1.97)             340
2003             390        2.25         (1.88)          2.25            (1.88)             119
2002             476        2.20         (1.84)          2.20            (1.84)             122
2001             374        2.22         (1.39)          2.27            (1.44)             174

CLASS R
2005        $    131        1.86%        (1.36)%         1.97%           (1.47)%            280%
2004(4)          168        1.70         (1.62)          1.70            (1.62)             340
-----------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $767,302        1.22%        (0.08)%         1.22%           (0.08)%            103%
2004         831,470        1.18          0.07           1.18             0.07              116
2003         773,213        1.20          0.48           1.20             0.48              127
2002         932,705        1.16          0.54           1.16             0.54              106
2001         549,218        1.20          1.35           1.25             1.30              128

CLASS A
2005        $233,391        1.47%        (0.33)%         1.47%           (0.33)%            103%
2004         202,755        1.43         (0.19)          1.43            (0.19)             116
2003         147,501        1.45          0.23           1.45             0.23              127
2002          43,052        1.41          0.29           1.41             0.29              106
2001          12,315        1.45          1.10           1.50             1.05              128

CLASS B
2005        $ 17,972        2.16%        (1.02)%         2.16%           (1.02)%            103%
2004          15,844        2.13         (0.90)          2.13            (0.90)             116
2003          10,944        2.16         (0.48)          2.16            (0.48)             127
2002           7,465        2.12         (0.42)          2.12            (0.42)             106
2001           1,483        2.15          0.40           2.15             0.35              128

CLASS C
2005        $ 26,923        2.16%        (1.02)%         2.16%           (1.02)%            103%
2004          20,622        2.13         (0.90)          2.13            (0.90)             116
2003          11,799        2.16         (0.48)          2.16            (0.48)             127
2002           5,100        2.12         (0.42)          2.12            (0.42)             106
2001             361        2.15          0.40           2.15             0.35              128

ALLEGIANT ASSET ALLOCATION FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.26      $ 0.08(1)         $ 0.57       $(0.07)         $(0.00)        $ 9.84       7.00%
2004          8.23        0.07(1)           1.00        (0.04)          (0.00)          9.26      12.98
2003          9.08        0.02(1)          (0.80)       (0.07)(4)       (0.00)          8.23      (8.56)
2002          9.95        0.10(1)          (0.82)       (0.15)(3)       (0.00)          9.08      (7.26)
2001(2)      10.00        0.02             (0.06)       (0.01)          (0.00)          9.95      (0.36)

CLASS A
2005        $ 9.21      $ 0.06(1)         $ 0.57       $(0.05)         $(0.00)        $ 9.79       6.85%
2004          8.21        0.03(1)           1.00        (0.03)          (0.00)          9.21      12.54
2003          9.07        0.00(1)          (0.80)       (0.06)(4)       (0.00)          8.21      (8.73)
2002          9.95        0.08(1)          (0.83)       (0.13)(3)       (0.00)          9.07      (7.54)
2001(2)      10.00        0.02             (0.06)       (0.01)          (0.00)          9.95      (0.38)

CLASS B
2005        $ 9.08      $(0.00)(1)        $ 0.56       $(0.03)         $(0.00)        $ 9.61       6.12%
2004          8.13       (0.02)(1)          0.99        (0.02)          (0.00)          9.08      11.93
2003          9.03       (0.05)(1)         (0.80)       (0.05)(4)       (0.00)          8.13      (9.32)
2002          9.95        0.03(1)          (0.83)       (0.12)(3)       (0.00)          9.03      (8.12)
2001(2)       9.98        0.00             (0.03)       (0.00)          (0.00)          9.95      (0.30)

CLASS C
2005        $ 9.10      $(0.00)(1)        $ 0.57       $(0.03)         $(0.00)        $ 9.64       6.22%
2004          8.14       (0.00)(1)          0.98        (0.02)          (0.00)          9.10      12.01
2003          9.04       (0.05)(1)         (0.80)       (0.05)(4)       (0.00)          8.14      (9.34)
2002(2)       9.89        0.03(1)          (0.77)       (0.11)(3)       (0.00)          9.04      (8.37)

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
                          RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
           NET ASSETS     EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)  NET ASSETS++   NET ASSETS++    WAIVERS)++       WAIVERS)++         RATE
-----------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $  6,687        0.30%         0.87%          0.55%            0.62%              18%
2004           6,592        0.30          0.61           0.55             0.36               42
2003           2,361        0.88          0.23           1.13            (0.02)              78
2002           2,854        1.12          1.15           1.37             0.90               40
2001(2)        2,492        0.38          1.10           0.76             0.72                5

CLASS A
2005        $  3,965        0.55%         0.62%          0.80%            0.37%              18%
2004           3,519        0.55          0.36           0.80             0.11               42
2003           2,744        1.13         (0.02)          1.38            (0.27)              78
2002           2,744        1.37          0.90           1.62             0.65               40
2001(2)        2,500        0.63          0.85           1.01             0.47                5

CLASS B
2005        $  1,625        1.15%         0.02%          1.40%           (0.23)%             18%
2004           1,431        1.15         (0.24)          1.40            (0.49)              42
2003             610        1.74         (0.63)          1.99            (0.88)              78
2002             137        1.98          0.29           2.23             0.04               40
2001(2)            7        1.23          0.25           1.56             0.08                5

CLASS C
2005        $  1,096        1.15%         0.02%          1.40%           (0.23)%             18%
2004           1,021        1.15         (0.24)          1.40            (0.49)              42
2003             241        1.74         (0.63)          1.99            (0.88)              78
2002(2)          223        1.98          0.29           2.23             0.04               40

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DOES NOT INCLUDE INCOME OR EXPENSES OF THE INVESTMENT COMPANIES IN WHICH AGGRESSIVE ALLOCATION FUND AND CONSERVATIVE ALLOCATION FUND INVESTS.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AGGRESSIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, MAY 8, 2001 AND JUNE 28, 2001, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3)   INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04), $(0.04) AND $(0.04)
      FOR CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(4)   INCLUDES A TAX RETURN OF CAPITAL OF $(0.07), $(0.06), $(0.05) AND $(0.05)
      FOR CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(6) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(7) CONSERVATIVE ALLOCATION FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001, JULY 13, 2001 AND MAY 23, 2001, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(8)   INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.03), $(0.02) AND $(0.02)
      FOR CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE CONSERVATIVE ALLOCATION FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND    DIVIDENDS    DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET      FROM NET      NET ASSET
          BEGINNING     INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
          OF PERIOD       INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS   OF PERIOD    RETURN+
-----------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.35      $ 0.14(1)         $ 0.61       $(0.15)         $(0.00)        $ 9.95       8.01%
2004          8.44        0.11(1)           0.89        (0.09)          (0.00)          9.35      11.93
2003          9.01        0.13(1)          (0.55)       (0.15)          (0.00)          8.44      (4.58)
2002(5)       9.72        0.20(1)          (0.71)       (0.20)          (0.00)          9.01      (5.27)
2001         11.68        0.28             (0.42)       (0.27)          (1.55)          9.72      (1.68)

CLASS A
2005        $ 9.36      $ 0.12(1)         $ 0.60       $(0.12)         $(0.00)        $ 9.96       7.74%
2004          8.45        0.08(1)           0.90        (0.07)          (0.00)          9.36      11.67
2003          9.02        0.11(1)          (0.55)       (0.13)          (0.00)          8.45      (4.80)
2002(5)       9.72        0.17(1)          (0.69)       (0.18)          (0.00)          9.02      (5.41)
2001         11.68        0.29             (0.46)       (0.24)          (1.55)          9.72      (1.92)

CLASS B
2005        $ 9.36      $ 0.05(1)         $ 0.60       $(0.05)         $(0.00)        $ 9.96       6.99%
2004          8.46        0.02(1)           0.89        (0.01)          (0.00)          9.36      10.80
2003          9.03        0.05(1)          (0.55)       (0.07)          (0.00)          8.46      (5.48)
2002(5)       9.73        0.11(1)          (0.70)       (0.11)          (0.00)          9.03      (6.06)
2001         11.70        0.21             (0.46)       (0.17)          (1.55)          9.73      (2.67)

CLASS C
2005        $ 9.33      $ 0.04(1)         $ 0.60       $(0.06)         $(0.00)        $ 9.91       6.85%
2004          8.43        0.03(1)           0.88        (0.01)          (0.00)          9.33      10.83
2003          9.00        0.05(1)          (0.55)       (0.07)          (0.00)          8.43      (5.49)
2002(5)       9.72        0.11(1)          (0.71)       (0.12)          (0.00)          9.00      (6.16)
2001         11.70        0.21             (0.46)       (0.18)          (1.55)          9.72      (2.70)
-----------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS I
2005        $10.00      $ 0.20(1)         $ 0.37       $(0.19)         $(0.00)        $10.38       5.72%
2004          9.57        0.18(1)           0.40        (0.15)          (0.00)         10.00       6.13
2003          9.66        0.17(1)          (0.07)       (0.19)(8)       (0.00)          9.57       1.15
2002         10.04        0.26(1)          (0.36)       (0.28)          (0.00)          9.66      (0.97)
2001(7)      10.00        0.07              0.02        (0.05)          (0.00)         10.04       0.94

CLASS A
2005        $10.00      $ 0.17(1)         $ 0.37       $(0.17)         $(0.00)        $10.37       5.40%
2004          9.57        0.15(1)           0.41        (0.13)          (0.00)         10.00       5.92
2003          9.66        0.14(1)          (0.06)       (0.17)(8)       (0.00)          9.57       0.90
2002         10.04        0.24(1)          (0.36)       (0.26)          (0.00)          9.66      (1.21)
2001(7)      10.00        0.07              0.02        (0.05)          (0.00)         10.04       0.90

CLASS B
2005        $ 9.97      $ 0.11(1)         $ 0.36       $(0.12)         $(0.00)        $10.32       4.70%
2004          9.55        0.09(1)           0.42        (0.09)          (0.00)          9.97       5.36
2003          9.65        0.06(1)          (0.04)       (0.12)(8)       (0.00)          9.55       0.27
2002(7)       9.97        0.08(1)          (0.22)       (0.18)          (0.00)          9.65      (1.46)

CLASS C
2005        $ 9.98      $ 0.11(1)         $ 0.36       $(0.12)         $(0.00)        $10.33       4.68%
2004          9.56        0.09(1)           0.42        (0.09)          (0.00)          9.98       5.32
2003          9.65        0.09(1)          (0.06)       (0.12)(8)       (0.00)          9.56       0.34
2002         10.04        0.10(1)          (0.28)       (0.21)          (0.00)          9.65      (1.79)
2001(7)      10.14        0.00             (0.10)       (0.00)          (0.00)         10.04      (0.99)

-----------------------------------------------------------------------------------------------------
                                                         RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                          RATIO OF      INVESTMENT     TO AVERAGE       TO AVERAGE
           NET ASSETS     EXPENSES        INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
             END OF      TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          PERIOD (000)  NET ASSETS++   NET ASSETS++   WAIVERS)++       WAIVERS)++         RATE(6)
-----------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005           $133,954        1.06%        1.49%           1.06%            1.49%             201%
2004            136,752        0.98         1.15            0.98             1.15              230
2003            120,329        1.09         1.63            1.09             1.63              171
2002(5)         157,660        1.00         2.13            1.00             2.13              106
2001            186,724        1.03         2.31            1.08             2.26              161

CLASS A
2005           $ 17,859        1.31%        1.24%           1.31%            1.24%             201%
2004             16,900        1.23         0.90            1.23             0.90              230
2003             16,515        1.34         1.38            1.34             1.38              171
2002(5)          16,664        1.25         1.88            1.25             1.88              106
2001             13,592        1.28         2.06            1.33             2.01              161

CLASS B
2005           $  6,458        2.01%        0.54%           2.01%            0.54%             201%
2004              6,985        1.93         0.20            1.93             0.20              230
2003              5,879        2.05         0.67            2.05             0.67              171
2002(5)           5,721        1.96         1.17            1.96             1.17              106
2001              5,551        1.98         1.69            1.98             1.69              161

CLASS C
2005           $  1,685        2.01%        0.54%           2.01%            0.54%             201%
2004              1,754        1.93         0.20            1.93             0.20              230
2003                680        2.05         0.67            2.05             0.67              171
2002(5)             747        1.96         1.17            1.96             1.17              106
2001                 22        1.98         1.69            1.98             1.69              161
-----------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005           $  5,329        0.27%        1.92%           0.52%            1.67%              18%
2004              4,929        0.28         1.71            0.53             1.46               27
2003              2,820        0.70         1.83            0.95             1.58               38
2002              2,752        1.02         2.68            1.27             2.43               27
2001(7)           2,523        0.37         3.20            0.75             2.82                5

CLASS A
2005           $  3,755        0.52%        1.67%           0.77%            1.42%              18%
2004              3,457        0.53         1.46            0.78             1.21               27
2003              3,048        0.95         1.58            1.20             1.33               38
2002              2,689        1.27         2.43            1.52             2.18               27
2001(7)           2,522        0.62         2.95            1.00             2.57                5

CLASS B
2005           $  1,056        1.12%        1.07%           1.37%            0.82%              18%
2004              1,171        1.13         0.86            1.38             0.61               27
2003                613        1.56         0.97            1.81             0.72               38
2002(7)             163        1.88         1.82            2.13             1.57               27

CLASS C
2005           $  1,041        1.12%        1.07%           1.37%            0.82%              18%
2004              1,395        1.13         0.86            1.38             0.61               27
2003                753        1.56         0.97            1.81             0.72               38
2002                702        1.88         1.82            2.13             1.57               27
2001(7)              55        1.22         2.35            1.60             1.97                5

ALLEGIANT INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                   OF SHARES         (000)
--------------------------------------------------------------------------------
FOREIGN STOCKS -- 85.6%
AUSTRALIA -- 2.7%
  Aristocrat Leisure (Consumer Discretionary)#        49,900      $      395
  BHP Billiton (Materials)                            73,570           1,847
  Bluescope Steel (Materials)                         43,900             268
  Brambles Industries (Industrials)#                 209,650           1,259
  Computershare (Industrials)#                       461,520           2,057
  QBE Insurance Group (Financials)                    22,550             250
                                                                  ----------
                                                                       6,076
--------------------------------------------------------------------------------
AUSTRIA -- 0.3%
  Erste Bank der Oesterreichischen Sparkassen
   (Financials)#                                      14,300             703
--------------------------------------------------------------------------------
BELGIUM -- 4.1%
  Colruyt NV (Consumer Staples)                        4,875             707
  Cumerio (Materials)*                                 8,450             116
  Electrabel (Utilities)#                              3,548           1,562
  Fortis (Financials)#                                77,300           2,100
  KBC Bankverzekeringsholding (Financials)#           40,885           3,316
  Mobistar (Telecommunications)                        8,100             648
  Umicore (Materials)#                                 8,450             665
                                                                  ----------
                                                                       9,114
--------------------------------------------------------------------------------
BERMUDA -- 0.5%
  ChipMOS Technologies (Information
   Technology)*#                                     170,650           1,055
--------------------------------------------------------------------------------
BRAZIL -- 1.1%
  Petroleo Brasileiro SA - Petrobras, ADR
   (Energy)                                           50,000           2,360
--------------------------------------------------------------------------------
DENMARK -- 2.5%
  Danske Bank (Financials)                            35,550           1,020
  GN Store Nord (Telecommunications)                 151,148           1,737
  H. Lundbeck (Healthcare)                            24,150             605
  Jyske Bank (Financials)*                            24,350             930
  Kobenhavns Lufthavne (Industrials)                   3,650             809
  TDC A/S (Telecommunications)                        12,375             546
                                                                  ----------
                                                                       5,647
--------------------------------------------------------------------------------
FINLAND -- 1.8%
  Nokia Oyj, ADR (Information Technology)            112,550           1,897
  Wartsila Oyj (Industrials)                          70,720           2,128
                                                                  ----------
                                                                       4,025
--------------------------------------------------------------------------------
FRANCE -- 5.1%
  BNP Paribas (Financials)#                           24,400           1,641
  L'Oreal (Consumer Discretionary)#                   21,575           1,565
  Neopost (Industrials)                                7,350             656
  Sanofi-Aventis, ADR (Healthcare)#                   84,240           3,791
  Schlumberger (Energy)                               23,650           1,617
  Total SA, ADR (Energy)#                             19,600           2,179
                                                                  ----------
                                                                      11,449
--------------------------------------------------------------------------------
GERMANY -- 3.4%
  Celesio (Healthcare)#                               18,650           1,534
  Deutsche Bank (Financials)#                         17,700           1,376

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                   OF SHARES         (000)
--------------------------------------------------------------------------------
  Deutsche Post AG (Industrials)                     101,050      $    2,371
  SAP, ADR (Information Technology)#                  54,625           2,253
                                                                  ----------
                                                                       7,534
--------------------------------------------------------------------------------
HONG KONG -- 4.1%
  Cheung Kong Holdings (Financials)                  164,400           1,500
  China Mobile (Telecommunications)#                  81,500           1,488
  CLP Holdings (Utilities)                           236,675           1,354
  COSCO Pacific (Industrials)                        902,800           1,752
  Espirit Holdings (Consumer Discretionary)          244,250           1,750
  Techtronic Industries (Information
   Technology)                                       570,955           1,277
                                                                  ----------
                                                                       9,121
--------------------------------------------------------------------------------
ISRAEL -- 0.7%
  Teva Pharmaceutical Industries, ADR
   (Healthcare)#                                      48,300           1,612
--------------------------------------------------------------------------------
ITALY -- 2.1%
  Bulgari (Consumer Staples)#                         72,850             814
  Enel (Utilities)#                                   58,540             526
  Eni, ADR (Energy)#                                   8,730           1,120
  Tenaris, ADR (Industrials)                          33,000           2,302
                                                                  ----------
                                                                       4,762
--------------------------------------------------------------------------------
JAPAN -- 16.9%
  Aiful (Financials)#                                 13,400             986
  Bank of Yokohama (Financials)*                     199,000           1,144
  Benesse (Industrials)                               18,650             594
  Canon (Consumer Discretionary)#                     59,350           3,220
  Central Japan Railway (Industrials)#                   160           1,290
  Honda Motor (Consumer Discretionary)                81,050           2,004
  Hoya (Information Technology)                       11,880           1,328
  Hyakugo Bank (Financials)                           76,700             472
  Kagoshima Bank (Financials)                         56,050             428
  Keyence (Information Technology)                     5,935           1,302
  Kuraray (Industrials)                              104,450             929
  Millea Holdings (Financials)                           120           1,592
  Mitsubishi Tokyo Financial Group (Financials)      147,580           1,225
  Mitsui (Industrials)                               101,250             910
  Neomax (Materials)#                                 83,200           1,878
  Nippon Yusen Kabushiki (Industrials)                86,150             471
  Nitto Denko (Materials)                             40,000           2,252
  Osaka Gas (Utilities)                               81,715             253
  Secom (Consumer Discretionary)                      33,100           1,400
  Shiga Bank (Financials)                            122,250             758
  Shimano (Industrials)                               28,550             831
  Sony, ADR (Consumer Discretionary)                  35,350           1,317
  Square Enix (Consumer Discretionary)                86,000           2,472
  Taiheiyo Cement (Industrials)                      363,250             944
  Takeda Chemical Industries
    (Healthcare)                                      47,870           2,307
  Tokuyama (Industrials)#                            300,500           2,226
  Yahoo! Japan (Information
    Technology)                                          498           1,005
  Yamada Denki (Consumer
     Discretionary)#                                  39,250           2,141
                                                                  ----------
                                                                      37,679
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER          VALUE
                                                    OF SHARES        (000)
--------------------------------------------------------------------------------
MALAYSIA -- 0.5%
  Maxis Communications (Telecommunications)          428,600      $    1,111
--------------------------------------------------------------------------------
NETHERLANDS -- 5.0%
  Akzo Nobel, ADR (Materials)                         31,050           1,220
  DSM (Materials)                                     30,750           2,061
  SBM Offshore NV (Energy)                            16,350           1,048
  ING Groep, ADR (Financials)                         54,750           1,518
  Koninklijke Ahold (Consumer Staples)*              107,262             809
  Reed Elsevier (Consumer Discretionary)#            187,020           2,585
  Unilever, ADR (Consumer Staples)                    29,438           1,959
                                                                  ----------
                                                                      11,200
--------------------------------------------------------------------------------
NORWAY -- 3.7%
  DNB (Financials)#                                  161,900           1,567
  Norsk Hydro (Energy)#                               20,350           1,652
  Orkla (Consumer Staples)#                           24,325             829
  Storebrand (Financials)                             88,550             737
  Tandberg (Telecommunications)*#                    172,550           1,844
  Telenor (Telecommunications)#                      165,150           1,317
  Yara International (Materials)#                     20,350             301
                                                                  ----------
                                                                       8,247
--------------------------------------------------------------------------------
SINGAPORE -- 1.9%
  Keppel (Industrials)                               200,000           1,392
  Mobileone (Telecommunications)                     800,400             984
  STATS ChipPAC, ADR (Information
    Technology)*#                                    251,250           1,814
                                                                  ----------
                                                                       4,190
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.4%
  Sasol, ADR (Energy)                                 35,000             868
--------------------------------------------------------------------------------
SPAIN -- 2.3%
  Gestevision Telecinco (Consumer
   Discretionary)                                    100,000           2,318
  Inditex (Consumer Discretionary)                    16,000             454
  Metrovacesa (Real Estate)                            7,000             424
  Red Electrica de Espana (Utilities)                 80,600           1,997
                                                                  ----------
                                                                       5,193
--------------------------------------------------------------------------------
SWEDEN -- 3.5%
  Atlas Copco (Industrials)*                          12,600              34
  Atlas Copco, Cl A (Industrials)#                    57,660             880
  Hennes & Mauritz (Consumer
   Discretionary)#                                    85,300           3,015
  Nordea (Financials)#                               206,650           1,888
  SKF (Industrials)*#                                 10,600              35
  Telia (Telecommunications)#                        268,850           1,326
  Volvo, ADR (Industrials)                            18,250             745
                                                                  ----------
                                                                       7,923
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER          VALUE
                                                    OF SHARES        (000)
--------------------------------------------------------------------------------
SWITZERLAND -- 5.9%
  Alcon (Healthcare)#                                 16,875      $    1,726
  Nestle (Consumer Staples)                            7,135           1,877
  Nobel Biocare Holding (Healthcare)                   4,800             957
  Novartis, ADR (Healthcare)                          37,700           1,841
  PetroChina, ADR (Energy)                            40,700           2,624
  Roche Holdings (Healthcare)                          8,807           1,110
  UBS AG, ADR (Financials)                            18,000           1,392
  UBS (Financials)                                    16,350           1,261
  Zurich Financial Services (Financials)*              3,115             518
                                                                  ----------
                                                                      13,306
--------------------------------------------------------------------------------
UNITED KINGDOM -- 17.1%
  AstraZeneca, ADR (Healthcare)                       47,600           2,024
  BAE Systems, ADR (Industrials)                      47,550             933
  Barclays (Financials)                               64,610           2,473
  BG Group (Energy)                                  226,400           1,714
  BP PLC, ADR (Energy)                                69,450           4,181
  Burberry Group (Consumer Discretionary)            143,600           1,069
  Diageo, ADR (Consumer Staples)                      41,175           2,393
  GlaxoSmithKline, ADR (Healthcare)                   57,615           2,864
  GUS (Consumer Discretionary)                        35,600             548
  Hays PLC (Industrials)                             550,850           1,244
  HBOS (Financials)                                  108,850           1,583
  HSBC Holdings, ADR (Financials)#                    15,300           1,214
  Kelda Group (Utilities)                             42,900             502
  Prudential PLC (Financials)                        191,500           1,700
  Reckitt Benckiser PLC (Consumer Staples)            80,550           2,459
  Royal Bank of Scotland Group (Financials)           84,026           2,467
  SABMiller (Consumer Staples)                       152,150           2,336
  Scottish Southern Electric (Utilities)#             67,000           1,195
  Tesco (Consumer Discretionary)                     282,975           1,609
  United Defense Industries (Industrials)#             9,650             719
  United Utilities (Utilities)#                      129,100           1,591
  Vodafone Group, ADR (Telecommunications)#           52,000           1,309
                                                                  ----------
                                                                      38,127
--------------------------------------------------------------------------------
Total Foreign Common Stocks (Cost $180,533)                          191,302
--------------------------------------------------------------------------------
FOREIGN RIGHTS -- 0.0%

BELGIUM -- 0.0%
  Cumerio*                                               989              --
  Umicore*                                               989              --
--------------------------------------------------------------------------------
SWEDEN -- 0.0%
  Sandvik*                                            24,700              14
  Teliasonera*                                       278,600              27
                                                                  ----------
                                                                          41
--------------------------------------------------------------------------------
Total Foreign Rights (Cost $0)                                            41
--------------------------------------------------------------------------------

ALLEGIANT INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                   PAR (000)/        VALUE
                                                NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
FOREIGN TREASURY BILLS -- 6.4%
GERMANY -- 2.6%
  German Treasury Bill ++
   2.082%, 08/17/05                                EUR 4,713      $    5,775
--------------------------------------------------------------------------------
UNITED KINGDOM -- 3.8%
  United Kingdom Treasury Bill ++
   4.713%, 08/01/05                                GBP 4,659           8,398
--------------------------------------------------------------------------------
Total Foreign Treasury Bills (Cost $14,806)                           14,173
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 2.1%
  Hang Seng Investment Index Fund,
   Series H Shares                                   162,100             981
  iShares MSCI Austria Index Fund#                   116,000           2,624
  iShares MSCI Taiwan Index Fund#                     96,350           1,143
--------------------------------------------------------------------------------
Total Mutual Funds (Cost $4,936)                                       4,748
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 3.8%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                           8,473,484           8,473
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $8,473)                       8,473
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 97.9% (Cost $208,748)                     218,737
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL
  FOR LOANED SECURITIES --32.1%
MASTER NOTES -- 4.5%
  Bank of America
   3.143%, 07/01/05                              $     5,000           5,000
  Bear Stearns
   3.213%, 06/01/05                                    5,000           5,000
                                                                  ----------
                                                                      10,000
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 3.4%
  First Tennessee Bank (A)
   3.080%, 03/21/06                                    5,000           5,000
  Morgan Stanley (A)
   3.133%, 08/19/05                                    2,500           2,500
                                                                  ----------
                                                                       7,500
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 24.2%
  Bank of America
   3.110%, 06/01/05                                   24,132          24,132
  Bear Stearns
   3.183%, 06/01/05                                   10,000          10,000
  Dresdner Securities
   3.110%, 06/01/05                                   15,000          15,000
  Lehman Brothers
   3.133%, 06/01/05                                    5,000           5,000
                                                                  ----------
                                                                      54,132
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $71,632)+++                             71,632
--------------------------------------------------------------------------------
Total Investments--130.0% (Cost $280,380)**                          290,369
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     VALUE
                                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (30.0)%
  Investment Advisory Fees Payable                                $     (207)
  12b-1 Fees Payable
   Class I                                                               (10)
   Class A                                                                (1)
  Administration Fees Payable                                            (14)
  Custody Fees Payable                                                   (12)
  Trustee Fees Payable                                                   (12)
  Payable For Collateral For Loaned Securities                       (71,632)
  Payable for Investments Purchased                                   (3,951)
  Payable for Shares of Beneficial Interest
    Purchased                                                           (337)
  Other                                                                9,268
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (66,908)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  223,461
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
  authorization -- no par value)                                  $  321,804
Undistributed net investment income                                    6,046
Accumulated net realized loss on investments and
  futures                                                           (112,862)
Net unrealized depreciation of foreign currency
  and translation of other assets and
  liabilities in foreign currency                                     (1,563)
Net unrealized appreciation on investments and
  futures                                                             10,036
--------------------------------------------------------------------------------
Total Net Assets                                                  $  223,461
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price
  Per Share -- Class I ($209,121,171 /
  18,777,280 outstanding shares of beneficial
  interest)                                                       $    11.14
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
  -- Class A ($11,332,616 / 1,027,197
   outstanding shares of beneficial interest)                     $    11.03
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A
  ($11.03 / 94.50%)                                               $    11.67
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share
  -- Class B ($1,368,712 / 127,528 outstanding
   shares of beneficial interest)                                 $    10.73
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share --
  Class C ($1,277,216 / 119,569 outstanding
   shares of beneficial interest)                                 $    10.68
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share
  -- Class R ($361,455 / 33,233 outstanding
   shares of beneficial interest)                                 $    10.88
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $281,240.

        GROSS UNREALIZED APPRECIATION (000)          $12,694
        GROSS UNREALIZED DEPRECIATION (000)           (3,565)
                                                     -------
        NET UNREALIZED APPRECIATION (000)            $ 9,129
                                                     =======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $65,887.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

+++   SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

EUR -- EURO

GBP -- BRITISH POUND

PLC -- PUBLIC LIABILITY COMPANY

FUTURES CONTRACTS:

                                         NOTIONAL                 UNREALIZED
                            NUMBER         COST                  APPRECIATION
                              OF          AMOUNT    EXPIRATION  (DEPRECIATION)
DESCRIPTION                CONTRACTS      (000)        DATE         (000)
-----------                ---------     --------   ----------  --------------
Amsterdam Index                25        $  2,351    06/17/05       $     8
DJ Euro Stoxx 50 Index         53           2,127    06/17/05            59
FTSE 100 Index                130          12,388    06/17/05           (34)
IBEX 35 Index                  18           2,169    06/17/05            12
MSCI Singapore Index           95           2,922    06/29/05            14
MSCI Taiwan Index              42           1,049    06/29/05             7
S&P/MIB Index                   8           1,625    06/17/05            14
SPI 200 Index                  13           1,092    06/17/05           (33)
                                         --------                   -------
                                         $ 25,723                   $    47
                                         ========                   =======

CASH IN THE AMOUNT OF $1,085,940 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

FOREIGN CURRENCY EXCHANGE CONTRACTS:

                          CONTRACTS TO  IN EXCHANGE   CONTRACTS    UNREALIZED
SETTLEMENT                  RECEIVE         FOR        AT VALUE   DEPRECIATION
MONTH              TYPE      (000)         (000)        (000)         (000)
--------------------------------------------------------------------------------
06/05               Buy  EUR     7,890    $ 10,550     $ 9,722      $  (828)
06/05               Buy  JPY 1,021,543       9,914       9,455         (459)
                                          --------     -------      -------
                                          $ 20,464     $19,177      $(1,287)
                                          ========     =======      =======

EUR -- EURO
JPY -- JAPANESE YEN

SEE NOTES TO FINANCIAL STATEMENTS.

At May 31, 2005, sector diversification of the Fund was as follows:

                                    % OF NET    VALUE
SECTOR DIVERSIFICATION               ASSETS     (000)
----------------------              --------  ---------
FOREIGN COMMON STOCKS
  Consumer Discretionary              11.6%   $  25,870
  Consumer Staples                     5.1       11,395
  Energy                              10.0       22,416
  Financials                          17.8       39,823
  Healthcare                           8.7       19,392
  Industrials                         13.1       29,171
  Information Technology               5.8       12,895
  Materials                            5.6       12,514
  Telecommunications                   6.5       14,628
  Utilities                            1.4        3,198
  Foreign Rights                       0.0           41
                                     -----    ---------
  TOTAL FOREIGN COMMON STOCKS         85.6      191,343
FOREIGN TREASURY BILLS                 6.4       14,173
MUTUAL FUNDS                           2.1        4,747
AFFILIATED MONEY MARKET FUND           3.8        8,474
                                     -----    ---------
  TOTAL INVESTMENTS                   97.9      218,737
SHORT TERM INVESTMENTS HELD AS
  COLLATERAL FOR LOANED SECURITIES    32.1       71,632
OTHER ASSETS AND LIABILITIES         (30.0)     (66,908)
                                     -----    ---------
NET ASSETS                           100.0%   $ 223,461
                                     =====    =========

ALLEGIANT LARGE CAP CORE EQUITY FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                     NUMBER          VALUE
                                                   OF SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
CONSUMER DISCRETIONARY -- 11.3%
  Fortune Brands                                      36,000      $    3,114
  Getty Images*#                                      59,000           4,415
  International Game Technology                      119,760           3,375
  Lowe's                                              87,770           5,021
  Starbucks*                                          89,660           4,909
  Starwood Hotels & Resorts
    Worldwide                                         79,000           4,422
                                                                  ----------
                                                                      25,256
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.3%
  Colgate-Palmolive                                   50,000           2,499
  Constellation Brands, Cl A*                        165,422           4,600
  Dean Foods*                                        126,639           4,935
  PepsiCo                                            134,210           7,551
  Wal-Mart Stores                                     73,860           3,488
                                                                  ----------
                                                                      23,073
--------------------------------------------------------------------------------
ENERGY -- 8.5%
  Devon Energy                                       103,120           4,733
  ExxonMobil                                         108,020           6,071
  TransOcean*                                         72,000           3,587
  Weatherford International*                          88,630           4,659
                                                                  ----------
                                                                      19,050
--------------------------------------------------------------------------------
FINANCIALS -- 19.7%
  Allstate                                            68,540           3,989
  American Express                                    75,490           4,065
  American International Group                        67,910           3,773
  Bank of America                                    154,960           7,178
  Citigroup                                          134,700           6,346
  Goldman Sachs Group                                 32,730           3,191
  JP Morgan Chase                                    124,980           4,468
  Merrill Lynch                                       85,020           4,613
  Washington Mutual                                   65,530           2,706
  Wells Fargo                                         66,000           3,987
                                                                  ----------
                                                                      44,316
--------------------------------------------------------------------------------
HEALTHCARE -- 13.3%
  Amgen*                                              80,850           5,060
  Fisher Scientific*                                  97,800           6,108
  GlaxoSmithKline PLC, ADR#                          101,010           5,020
  Johnson & Johnson                                   89,640           6,015
  Pfizer                                             159,000           4,436
  Zimmer Holdings*#                                   42,200           3,232
                                                                  ----------
                                                                      29,871
--------------------------------------------------------------------------------
INDUSTRIALS -- 11.4%
  3M                                                  60,050           4,603
  General Electric                                   183,930           6,710
  Illinois Tool Works                                 57,860           4,885
  L-3 Communications Holdings                         55,000           3,893
  United Technologies                                 52,510           5,603
                                                                  ----------
                                                                      25,694
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                NUMBER OF SHARES     VALUE
                                                   PAR (000)         (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.4%
  Agilent Technologies*                              135,000      $    3,241
  Amdocs*                                            112,000           3,052
  Cisco Systems*                                     215,140           4,169
  Dell*                                              139,000           5,545
  Electronic Arts*                                    56,910           2,990
  Microsoft                                          348,620           8,994
  Texas Instruments#                                 122,600           3,389
  Yahoo!*                                             83,000           3,088
                                                                  ----------
                                                                      34,468
--------------------------------------------------------------------------------
MATERIALS -- 3.0%
  Ecolab#                                             95,160           3,076
  Freeport-McMoRan Copper & Gold,
   Cl B                                              101,970           3,600
                                                                  ----------
                                                                       6,676
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
  Nextel Communications, Cl A*#                      148,930           4,495
  NII Holdings*#                                      46,970           2,799
                                                                  ----------
                                                                       7,294
--------------------------------------------------------------------------------
UTILITIES -- 3.3%
  AES*                                               244,050           3,634
  Equitable Resources                                 59,210           3,763
                                                                  ----------
                                                                       7,397
--------------------------------------------------------------------------------
Total Common Stocks (Cost $196,527)                                  223,095
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 0.7%
  Allegiant Money Market Fund, Class I+            1,546,383           1,546
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $1,546)                       1,546
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 100.1% (Cost $198,073)                    224,641
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL
  FOR LOANED SECURITIES -- 10.1%
MASTER NOTE -- 2.2%
  Bear Stearns
    3.213%, 06/01/05                             $     5,000           5,000
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 2.0%
  First Tennessee Bank (A)
   3.080%, 03/21/06                                    2,500           2,500
  Morgan Stanley (A)
   3.133%, 08/19/05                                    2,000           2,000
                                                                  ----------
                                                                       4,500
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.9%
  Bank of America
   3.110%, 06/01/05                                   13,268          13,268
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $22,768)++                              22,768
--------------------------------------------------------------------------------
Total Investments -- 110.2% (Cost $220,841)**                        247,409
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     VALUE
                                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (10.2)%
  Investment Advisory Fees Payable                                $     (145)
  12b-1 Fees Payable
   Class I                                                               (30)
   Class A                                                                (1)
   Class B                                                                (1)
  Administration Fees Payable                                            (13)
  Custody Fees Payable                                                    (3)
  Trustee Fees Payable                                                    (9)
  Payable For Collateral For Loaned Securities                       (22,768)
  Payable For Investments Purchased                                   (1,808)
  Payable For Shares Of Beneficial Interest Purchased                   (156)
  Other                                                                1,916
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (23,018)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  224,391
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $  196,644
Undistributed net investment income                                      138
Undistributed net realized gain on investments                         1,077
Net unrealized appreciation on investments and futures                26,532
--------------------------------------------------------------------------------
Total Net Assets                                                  $  224,391
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($211,478,409 / 18,331,643 outstanding shares of
   beneficial interest)                                           $    11.54
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share --
  Class A ($7,881,050 / 690,634 outstanding shares
  of beneficial interest)                                         $    11.41
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($11.41 / 94.50%)     $    12.07
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($3,545,305 / 321,472 outstanding shares of beneficial
   interest)                                                      $    11.03
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($730,663 / 66,282 outstanding shares of beneficial interest)   $    11.02
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($755,540 / 66,634 outstanding shares of beneficial interest)   $    11.34
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $221,885.

        GROSS UNREALIZED APPRECIATION (000)       $   27,733
        GROSS UNREALIZED DEPRECIATION (000)           (2,209)
                                                  ----------
        NET UNREALIZED APPRECIATION (000)         $   25,524
                                                  ==========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $21,877.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

PLC -- PUBLIC LIABILITY COMPANY

FUTURES CONTRACTS:

                              NOTIONAL
                     NUMBER     COST                  UNREALIZED
                      OF       AMOUNT   EXPIRATIOND  DEPRECIATION
DESCRIPTION        CONTRACTS    (000)      DATE         (000)
-----------        ---------  --------  -----------  ------------
S&P 500
  Composite Index      4       $1,229     06/16/05      $(36)

CASH IN THE AMOUNT OF $63,000 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT LARGE CAP GROWTH FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                      NUMBER         VALUE
                                                    OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
CONSUMER DISCRETIONARY -- 21.0%
  DreamWorks Animation*#                             328,000      $    9,643
  eBay*#                                             337,660          12,834
  Electronic Arts*#                                  226,220          11,886
  Getty Images*#                                     182,000          13,621
  International Game Technology                      345,200           9,728
  Lowe's#                                            231,390          13,238
  MGM Grand*#                                        297,000          11,313
  Starbucks*                                         270,960          14,835
  Starwood Hotels & Resorts Worldwide#               193,500          10,830
  Wal-Mart Stores#                                   163,701           7,732
  Yahoo!*#                                           412,000          15,326
                                                                  ----------
                                                                     130,986
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.0%
  Colgate-Palmolive                                  268,000          13,392
  Constellation Brands, Cl A*                        413,034          11,487
  Dean Foods*                                        315,660          12,301
  PepsiCo                                            338,305          19,033
                                                                  ----------
                                                                      56,213
--------------------------------------------------------------------------------
ENERGY -- 1.7%
  Weatherford International*                         205,000          10,777
--------------------------------------------------------------------------------
FINANCE -- 10.3%
  American International Group                       193,120          10,728
  Automatic Data Processing                          221,340           9,695
  Citigroup                                          354,093          16,681
  First Data                                         224,500           8,493
  Goldman Sachs Group#                                89,390           8,716
  MBNA                                               451,800           9,528
                                                                  ----------
                                                                      63,841
--------------------------------------------------------------------------------
HEALTHCARE -- 24.8%
  Abbott Laboratories                                286,000          13,797
  Alcon#                                              71,946           7,358
  Amgen*                                             256,110          16,027
  Biomet#                                            310,000          11,684
  Cooper                                             149,000           9,842
  Fisher Scientific*                                 222,500          13,897
  Genentech*                                         154,500          12,244
  GlaxoSmithKline PLC, ADR#                          280,860          13,959
  Johnson & Johnson#                                 248,516          16,675
  Medtronic                                          275,891          14,829
  Pfizer                                             616,276          17,194
  UnitedHealth Group                                 136,600           6,636
                                                                  ----------
                                                                     154,142
--------------------------------------------------------------------------------
INDUSTRIALS -- 7.2%
  3M                                                 183,020          14,028
  Agilent Technologies*                              525,000          12,605
  General Electric#                                  505,391          18,437
                                                                  ----------
                                                                      45,070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES/     VALUE
                                                   PAR (000)         (000)
--------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 1.6%
  Ecolab#                                            308,550      $    9,975
--------------------------------------------------------------------------------
TECHNOLOGY -- 22.4%
  Amdocs*                                            453,010          12,345
  Cisco Systems*                                     671,120          13,006
  Dell*                                              463,040          18,471
  EMC*                                               874,000          12,288
  Linear Technology#                                 310,000          11,616
  Microchip Technology                               260,000           7,706
  Microsoft#                                         952,126          24,565
  Motorola                                           630,000          10,943
  Research In Motion*                                100,000           8,282
  SAP, ADR#                                          250,930          10,351
  Texas Instruments#                                 360,000           9,950
                                                                  ----------
                                                                     139,523
--------------------------------------------------------------------------------
UTILITIES -- 1.3%
  NII Holdings*#                                     137,260           8,181
--------------------------------------------------------------------------------
Total Common Stocks (Cost $524,101)                                  618,708
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 0.4%
  Allegiant Money Market Fund, Class I+            2,386,032           2,386
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund
  (Cost $2,386)                                                        2,386
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 99.7%
   (Cost $526,487)                                                   621,094
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL
  FOR LOANED SECURITIES --17.5%
MASTER NOTES -- 3.6%
  Bank of America
   3.143%, 07/01/05                              $    17,500          17,500
  Bear Stearns
   3.213%, 06/01/05                                    5,000           5,000
                                                                  ----------
                                                                      22,500
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 3.6%
  Credit Suisse First Boston (A)
   3.132%, 08/17/05                                    5,000           5,002
  First Tennessee Bank (A)
   3.080%, 03/21/06                                    7,500           7,500
  Morgan Stanley (A)
   3.143%, 08/19/05                                    5,000           5,000
   3.110%, 05/03/06                                    5,000           5,000
                                                                  ----------
                                                                      22,502
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.3%
  Bank of America
   3.110%, 06/01/05                                   33,861          33,861
  Bear Stearns
   3.183%, 06/01/05                                   25,000          25,000
  Dresdner Securities
   3.110%, 06/01/05                                    5,000           5,000
                                                                  ----------
                                                                      63,861
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     VALUE
                                                                     (000)
--------------------------------------------------------------------------------
Total Short Term Investments Held As
  Collateral For Loaned Securities
   (Cost $108,863)++                                              $  108,863
--------------------------------------------------------------------------------
Total Investments--117.2%(Cost $635,350)**                           729,957
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (17.2)%
  Investment Advisory Fees Payable                                      (406)
  12b-1 Fees Payable
   Class I                                                               (22)
   Class A                                                               (13)
   Class B                                                                (3)
  Administration Fees Payable                                            (37)
  Custody Fees Payable                                                    (6)
  Trustee Fees Payable                                                   (30)
  Payable For Collateral for Loaned
   Securities                                                       (108,863)
  Payable For Investments Purchased                                     (971)
  Payable For Shares of Beneficial Interest
   Purchased                                                            (469)
  Other                                                                3,620
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                    (107,200)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  622,757
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
  authorization -- no par value)                                  $  560,037
Undistributed net investment income                                    2,140
Accumulated net realized loss on investments                         (34,040)
Net unrealized appreciation on investments
  and futures                                                         94,620
--------------------------------------------------------------------------------
Total Net Assets                                                  $  622,757
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I
   ($482,537,506 / 25,313,495 outstanding
    shares of beneficial interest)                                $    19.06
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per
  Share -- Class A ($129,192,718 / 6,879,328
   outstanding shares of beneficial
    interest)                                                     $    18.78
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A
  ($18.78 / 94.50%)                                               $    19.87
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class B ($9,265,077 / 516,953
   outstanding shares of beneficial
    interest)                                                     $    17.92
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class C ($1,239,388 / 69,066
   outstanding shares of beneficial
    interest)                                                     $    17.94
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per
  Share -- Class R ($522,453 / 27,955
   outstanding shares of beneficial
    interest)                                                     $    18.69
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $640,373.

        GROSS UNREALIZED APPRECIATION (000)      $    98,265
        GROSS UNREALIZED DEPRECIATION (000)           (8,681)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $    89,584
                                                 ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $104,708.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

PLC -- PUBLIC LIABILITY COMPANY

FUTURES CONTRACTS:

                                     NOTIONAL
                         NUMBER        COST                         UNREALIZED
                           OF         AMOUNT       EXPIRATION      APPRECIATION
DESCRIPTION            CONTRACTS       (000)          DATE             (000)
-----------------      ---------     --------      ----------      ------------
S&P 500
  Composite Index          9         $  2,669       06/16/05          $   13

CASH IN THE AMOUNT OF $141,750 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT LARGE CAP VALUE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
AUTOS AND TRANSPORTATION -- 3.3%
  Burlington Northern Santa Fe                       143,218      $    7,078
  Union Pacific                                      194,510          13,024
                                                                  ----------
                                                                      20,102
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.7%
  Clear Channel Communications                       334,445           9,776
  Gannett                                            105,300           7,841
  Office Depot*                                      705,190          13,906
  Time Warner*                                       962,970          16,756
  Viacom, Cl B                                       225,000           7,715
  Walt Disney                                        114,220           3,134
                                                                  ----------
                                                                      59,128
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.7%
  Coca-Cola                                          183,870           8,206
  Coca-Cola Enterprises                              138,200           3,024
  General Mills                                      126,710           6,272
  Kraft Foods                                        245,580           7,967
  Kroger*                                            658,850          11,049
  SYSCO                                              129,200           4,801
  Unilever, ADR                                       86,120           5,730
                                                                  ----------
                                                                      47,049
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 28.0%
  American International Group                       263,960          14,663
  AON                                                 96,800           2,413
  Bank of America                                    240,080          11,121
  Chubb                                               90,000           7,581
  Citigroup                                          538,480          25,368
  Everest Re Group                                   107,830           9,650
  Fannie Mae                                          72,460           4,293
  Genworth Financial                                  79,280           2,298
  Goldman Sachs Group                                 76,780           7,486
  JP Morgan Chase                                    488,816          17,475
  Merrill Lynch                                      155,080           8,415
  Morgan Stanley                                     354,310          17,347
  Prudential Financial                                88,850           5,625
  St. Paul Travelers                                  74,668           2,828
  U.S. Bancorp                                       334,100           9,799
  Wachovia                                           228,670          11,605
  Wells Fargo                                        200,980          12,141
                                                                  ----------
                                                                     170,108
--------------------------------------------------------------------------------
HEALTHCARE -- 7.6%
  Baxter International                               185,350           6,840
  Bristol-Myers Squibb                               141,970           3,600
  Johnson & Johnson                                   65,080           4,367
  Merck                                              352,290          11,428
  Pfizer                                             266,710           7,441
  Wyeth Pharmaceuticals                              285,848          12,397
                                                                  ----------
                                                                      46,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
INTEGRATED OILS -- 7.9%
  BP PLC, ADR                                        103,315      $    6,219
  Chevron                                            225,760          12,141
  ConocoPhillips                                      67,774           7,309
  ExxonMobil                                         316,810          17,805
  Royal Dutch Petroleum                               81,010           4,746
                                                                  ----------
                                                                      48,220
--------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.8%
  E.I. duPont de Nemours                             175,310           8,154
  Freeport-McMoRan Copper & Gold, Cl B               178,910           6,315
  MeadWestvaco                                       229,935           6,595
  Praxair                                            175,423           8,222
                                                                  ----------
                                                                      29,286
--------------------------------------------------------------------------------
OTHER -- 3.1%
  General Electric                                   512,753          18,705
--------------------------------------------------------------------------------
OTHER ENERGY -- 5.4%
  Canadian Natural Resources                         481,840          14,055
  Halliburton                                        279,963          11,966
  TransOcean*                                        143,590           7,152
                                                                  ----------
                                                                      33,173
--------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.0%
  Agilent Technologies*                              415,130           9,967
  Lockheed Martin                                     88,585           5,748
  Northrop Grumman                                    82,420           4,593
  United Technologies                                 40,120           4,281
                                                                  ----------
                                                                      24,589
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.3%
  International Business Machines                    161,010          12,164
  Microsoft                                          561,890          14,497
  Motorola                                           138,200           2,401
  Rockwell Automation                                 58,400           3,000
                                                                  ----------
                                                                      32,062
--------------------------------------------------------------------------------
UTILITIES -- 12.0%
  BellSouth                                          197,330           5,281
  Comcast, Cl A*                                     501,254          16,140
  Dominion Resources                                  59,220           4,164
  Exelon                                             265,900          12,458
  SBC Communications                                 313,615           7,332
  TXU                                                196,390          15,766
  Verizon Communications                             332,930          11,779
                                                                  ----------
                                                                      72,920
--------------------------------------------------------------------------------
Total Common Stocks (Cost $519,601)                                  601,415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 0.9%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                           5,493,206      $    5,493
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $5,493)                       5,493
--------------------------------------------------------------------------------
Total Investments -- 99.7% (Cost $ 525,094)**                        606,908
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.3%
  Investment Advisory Fees Payable                                      (398)
  12b-1 Fees Payable
   Class I                                                               (26)
   Class A                                                                (4)
   Class B                                                                (3)
  Administration Fees Payable                                            (36)
  Custody Fees Payable                                                    (6)
  Trustee Fees Payable                                                   (25)
  Payable For Investments Purchased                                   (4,738)
  Payable For Shares of Beneficial Interest Purchased                   (239)
  Other                                                                6,999
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                       1,524
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  608,432
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $  517,686
Undistributed net investment income                                    1,180
Undistributed net realized gain on investments                         7,752
Net unrealized appreciation on investments                            81,814
--------------------------------------------------------------------------------
Total Net Assets                                                  $  608,432
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($548,936,673 / 31,228,913 outstanding shares of
  beneficial interest)                                            $    17.58
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($48,305,647 / 2,756,171 outstanding shares of
  beneficial interest)                                            $    17.53
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($17.53 / 94.50%)     $    18.55
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($9,783,504 / 561,383 outstanding shares of
  beneficial interest)                                            $    17.43
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($776,428 / 44,737 outstanding shares of beneficial interest)   $    17.36
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($629,990 / 35,999 outstanding shares of beneficial interest)   $    17.50
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $526,799.

        GROSS UNREALIZED APPRECIATION (000)      $   103,765
        GROSS UNREALIZED DEPRECIATION (000)          (23,656)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $    80,109
                                                 ===========

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

PLC -- PUBLIC LIABILITY COMPANY

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT MID CAP GROWTH FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                     OF SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
CONSUMER DISCRETIONARY -- 29.0%
  Abercrombie & Fitch                                  2,490      $      143
  Advance Auto Parts*#                                 2,866             170
  Ameristar Casinos                                    7,800             400
  AutoZone*                                            6,000             543
  Bed Bath & Beyond*                                   6,620             269
  Best Buy#                                            5,398             294
  Black & Decker                                       1,260             110
  Cablevision Systems*                                 3,110              79
  Chico's FAS*#                                        3,000             103
  Coach*                                              18,100             526
  Cox Radio, Cl A*                                    26,310             428
  D.R. Horton                                          2,900             100
  Darden Restaurants                                  11,600             377
  Dollar General                                       3,800              74
  Family Dollar Stores                                21,700             557
  Foot Locker                                         19,600             518
  Fortune Brands#                                      2,370             205
  Goodyear Tire & Rubber*#                            34,600             498
  Harrah's Entertainment#                              1,680             121
  Hilton Hotels                                        4,300             104
  John Wiley & Sons, Cl A                              6,300             244
  Marriott, Cl A                                       6,500             439
  MGM Grand*                                           3,080             117
  Michael's Stores#                                    4,360             184
  Nordstrom#                                           2,967             181
  NVR*                                                   120              91
  Pacific Sunwear of California*                      14,280             300
  Polo Ralph Lauren                                   14,700             570
  RadioShack                                           5,590             141
  Ryland Group                                         7,220             494
  ServiceMaster                                        6,400              83
  Sherwin-Williams#                                    2,660             118
  Sonic*                                              15,600             530
  Toll Brothers*#                                      1,400             130
  Yum! Brands                                          8,400             431
                                                                  ----------
                                                                       9,672
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.0%
  Coca-Cola Enterprises                               24,800             543
  Constellation Brands, Cl A*                         17,600             490
  Del Monte Foods*                                    48,500             506
  Estee Lauder, Cl A                                   1,900              74
  Hershey#                                             4,942             317
  Pepsi Bottling Group                                 2,900              82
                                                                  ----------
                                                                       2,012
--------------------------------------------------------------------------------
ENERGY -- 7.4%
  Cooper Cameron*                                      8,000             473
  EOG Resources                                        3,200             160
  Kinder Morgan                                        1,100              85
  National Oilwell Varco*                              2,520             113
  Patterson-UTI Energy#                                4,460             118
  Sunoco                                               1,800             185
  Tesoro Petroleum#                                    8,000             349

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                     OF SHARES      (000)
--------------------------------------------------------------------------------
  Tidewater                                           12,200      $      422
  TransOcean*                                          8,230             410
  XTO Enegy                                            4,600             143
                                                                  ----------
                                                                       2,458
--------------------------------------------------------------------------------
FINANCIALS -- 7.5%
  Affiliated Managers Group*#                          6,550             437
  CIT Group                                            7,410             314
  Conseco*                                            25,700             514
  Legg Mason#                                          2,440             200
  Moody's#                                             7,020             304
  St. Joe                                              1,200              95
  Synovus Financial                                    2,973              86
  W.R. Berkley                                        15,700             557
                                                                  ----------
                                                                       2,507
--------------------------------------------------------------------------------
HEALTHCARE -- 17.4%
  Allergan                                             7,600             588
  Barr Pharmaceuticals*#                               1,700              86
  Beckman Coulter                                      1,200              84
  Biomet                                               3,850             145
  C.R. Bard                                            1,600             109
  Cerner*#                                             3,500             229
  Community Health Systems*#                          11,300             411
  Covance*                                             5,500             240
  Coventry Health Care*                                1,940             135
  Edwards Lifesciences*#                              11,728             536
  Express Scripts*                                     2,320             214
  Gen-Probe*                                           4,500             175
  Genzyme*                                             5,000             312
  Health Management Associates, Cl A                   3,200              81
  IMS Health#                                          8,520             209
  Invitrogen*#                                         6,500             516
  Laboratory Corp. of America Holdings*#              12,200             591
  Lincare Holdings*                                    3,890             171
  McKesson#                                            2,300              93
  Patterson*                                           6,220             282
  Quest Diagnostics                                    2,505             263
  Respironics*                                         5,000             334
                                                                  ----------
                                                                       5,804
--------------------------------------------------------------------------------
INDUSTRIALS -- 8.0%
  American Standard#                                   2,700             115
  Cintas                                               2,100              85
  CNF                                                  6,322             282
  Education Management*                                4,930             160
  HNI                                                  2,960             153
  IDEX                                                10,850             417
  L-3 Communications Holdings                          1,100              78
  MSC Industrial Direct                               11,255             350
  Pitney Bowes                                         4,230             189
  Rockwell Automation                                  8,888             457
  Rockwell Collins#                                    4,210             208
  United Defense Industries                            2,530             188
                                                                  ----------
                                                                       2,682
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES/    VALUE
                                                  PAR (000)         (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.9%
  Adobe Systems                                        8,280      $      274
  Affiliated Computer Services, Cl A*                  9,238             478
  Altera*                                              6,380             141
  Autodesk                                             4,550             180
  Cognizant Technology Solutions*                     14,495             696
  Computer Sciences*                                   7,500             347
  Fiserv*                                              4,310             185
  Harris                                              17,300             497
  Intuit*                                              4,470             193
  Jabil Circuit*#                                     14,240             416
  Juniper Networks*#                                  15,871             407
  KLA-Tencor#                                          6,650             302
  Lexmark, Cl A*                                       1,810             124
  Linear Technology#                                   5,300             199
  Marvel Technology Group*                             4,720             193
  Mercury Interactive*                                 7,020             317
  Mettler Toledo International*                        3,530             173
  Microchip Technology                                 3,200              95
  National Semiconductor#                             20,700             416
  Network Appliance*                                  10,800             311
  QLogic*#                                             7,860             252
  SunGard Data Systems*                                5,930             206
  Western Digital*                                    16,900             254
                                                                  ----------
                                                                       6,656
--------------------------------------------------------------------------------
MATERIALS -- 2.5%
  Ball#                                                2,940             110
  Ecolab#                                              2,500              81
  Monsanto                                             5,272             301
  Nucor*                                               6,551             347
                                                                  ----------
                                                                         839
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
  U.S. Cellular*                                       5,501             259
--------------------------------------------------------------------------------
UTILITIES -- 1.4%
  AES*                                                31,891             475
--------------------------------------------------------------------------------
Total Common Stocks (Cost $29,922)                                    33,364
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 2.7%
  Allegiant Money Market Fund, Class I+              915,383             915
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $915)                           915
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 102.6% (Cost $30,837)                      34,279
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES--25.9% REPURCHASE AGREEMENTS -- 25.9%
  Bank of America
   3.110%, 06/01/05                              $     6,150           6,150
  Bear Stearns
   3.183%, 06/01/05                                    2,500           2,500
                                                                  ----------
                                                                       8,650
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $8,650)++                                8,650
--------------------------------------------------------------------------------
Total Investments -- 128.5%(Cost $39,487)**                           42,929
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (28.5)%
  Investment Advisory Fees Payable                                $      (15)
  12b-1 Fees Payable
   Class A                                                                (2)
   Class B                                                                (1)
  Administration Fees Payable                                             (2)
  Custody Fees Payable                                                    (1)
  Trustee Fees Payable                                                    (3)
  Payable For Collateral For Loaned Securities                        (8,650)
  Payable For Shares of Beneficial Interest Purchased                   (872)
  Other                                                                   19
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                      (9,527)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $   33,402
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $  106,369
Accumulated net realized loss on investments                         (76,402)
Net unrealized appreciation on investments and futures                 3,435
--------------------------------------------------------------------------------
Total Net Assets                                                  $   33,402
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($13,248,347 / 1,913,206 outstanding shares of
  beneficial interest)                                            $     6.92
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($17,836,191 / 2,690,492 outstanding shares of
  beneficial interest)                                            $     6.63
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($6.63 / 94.50%)      $     7.02
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,011,260 / 372,059 outstanding shares of
  beneficial interest)                                            $     5.41
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($306,566 / 55,897 outstanding shares of beneficial interest)   $     5.48
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $39,767.

        GROSS UNREALIZED APPRECIATION (000)      $     3,646
        GROSS UNREALIZED DEPRECIATION (000)             (484)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $     3,162
                                                 ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $8,359.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

CL -- CLASS

FUTURES CONTRACTS:
                                         NOTIONAL
                               NUMBER      COST                  UNREALIZED
                                 OF       AMOUNT    EXPIRATION  DEPRECIATION
DESCRIPTION                  CONTRACTS    (000)        DATE        (000)
---------------------------  ---------   ---------  ----------  ------------
S&P MidCap 400 Index             1        $ 343      06/16/05      $ (7)

CASH IN THE AMOUNT OF $13,500 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT MID CAP VALUE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.5%
BASIC MATERIALS -- 10.0%
  Air Products & Chemicals                             8,900      $      536
  Freeport-McMoRan Copper & Gold, Cl B                25,490             900
  Louisiana-Pacific#                                  43,400           1,093
  MeadWestvaco#                                       22,760             653
  Pactiv*                                             25,800             589
  Peabody Energy                                      23,040           1,100
  Sappi, ADR                                          86,910             849
                                                                  ----------
                                                                       5,720
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
  Sabre Holdings, Cl A#                               36,600             735
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.6%
  Autoliv                                             13,000             604
  Blockbuster#                                       112,300           1,025
  Dollar Tree Stores*#                                38,400             952
  Federated Department Stores                          8,720             588
  Liz Claiborne#                                      16,735             629
                                                                  ----------
                                                                       3,798
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.0%
  Kroger*#                                            83,470           1,400
  Smithfield Foods*                                   30,250             902
                                                                  ----------
                                                                       2,302
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.3%
  ARAMARK#                                            46,060           1,202
  CBRL Group                                          23,200             945
  Knight Ridder                                       10,260             647
  United Online                                       64,890             840
                                                                  ----------
                                                                       3,634
--------------------------------------------------------------------------------
ENERGY -- 8.7%
  Canadian Natural Resources                          61,440           1,792
  Marathon Oil#                                       47,610           2,309
  Pioneer Natural Resources                           22,390             898
                                                                  ----------
                                                                       4,999
--------------------------------------------------------------------------------
FINANCIALS -- 21.8%
  AmerUs Group#                                       13,705             652
  Axis Capital Holdings                               34,630             953
  Bear Stearns                                         4,170             413
  Endurance Specialty Holdings                        38,410           1,400
  Everest Re Group#                                   14,351           1,284
  Genworth Financial                                  15,000             435
  KeyCorp                                             20,500             671
  Marshall & Ilsley#                                  20,340             885
  Nationwide Financial Services, Cl A                 29,605           1,130
  Old Republic International                          31,200             776
  PMI Group                                           38,856           1,469
  Reinsurance Group of America                        23,401           1,071
  Sky Financial Group#                                17,605             507
  Sovereign Bancorp                                   40,500             904
                                                                  ----------
                                                                      12,550
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
HEALTHCARE -- 6.5%
  AmerisourceBergen                                    6,600      $      426
  CIGNA                                                4,400             428
  Pacificare Health Systems*                           7,900             497
  Shire Pharmaceuticals, ADR#                         22,500             720
  Triad Hospitals*                                    21,493           1,090
  Universal Health Services#                           9,400             549
                                                                  ----------
                                                                       3,710
--------------------------------------------------------------------------------
INDUSTRIALS -- 1.4%
  Kennametal#                                          8,300             365
  Parker Hannifin                                      7,000             423
                                                                  ----------
                                                                         788
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 5.1%
  Developers Diversified Realty                       24,650           1,124
  Equity Residential#                                 31,570           1,134
  Prologis                                            16,610             678
                                                                  ----------
                                                                       2,936
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.0%
  ATI Technologies*                                   39,900             601
  Avaya*                                              38,500             352
  National Semiconductor                              37,900             763
  QLogic*#                                            19,200             615
  SanDisk*#                                           20,910             545
                                                                  ----------
                                                                       2,876
--------------------------------------------------------------------------------
TRANSPORTATION -- 5.1%
  Burlington Northern Santa Fe                        10,970             542
  Norfolk Southern                                    25,610             818
  Union Pacific                                       23,870           1,598
                                                                  ----------
                                                                       2,958
--------------------------------------------------------------------------------
UTILITIES -- 14.7%
  CenterPoint Energy#                                 51,200             628
  Consolidated Edison                                 17,920             815
  Constellation Energy Group                          23,148           1,237
  NRG Energy*                                         34,920           1,248
  PG&E                                                56,520           2,022
  Puget Energy                                        32,345             736
  TXU#                                                 6,840             549
  Xcel Energy                                         65,580           1,209
                                                                  ----------
                                                                       8,444
--------------------------------------------------------------------------------
Total Common Stocks (Cost $47,051)                                    55,450
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 3.3%
  Allegiant Money Market Fund, Class I+            1,910,251           1,910
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $1,910)                       1,910
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 99.8% (Cost $48,961)                       57,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PAR            VALUE
                                                    (000)           (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 31.4%
MEDIUM TERM NOTE -- 3.5%
  Morgan Stanley (A)
   3.133%, 08/19/05                              $     2,000      $    2,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 27.9%
  Bank of America
   3.110%, 06/01/05                                   13,540          13,540
  Bear Stearns
   3.183%, 06/01/05                                    2,500           2,500
                                                                  ----------
                                                                      16,040
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $18,040)++                              18,040
--------------------------------------------------------------------------------
Total Investments -- 131.2% (Cost $67,001)**                          75,400
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (31.2)%
  Investment Advisory Fees Payable                                       (37)
  12b-1 Fees Payable
   Class I                                                                (2)
   Class B                                                                (1)
  Administration Fees Payable                                             (3)
  Custody Fees Payable                                                    (1)
  Trustee Fees Payable                                                    (3)
  Payable For Collateral For Loaned Securities                       (18,040)
  Payable For Shares of Beneficial Interest Purchased                    (59)
  Other                                                                  220
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (17,926)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $   57,474
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $   44,511
Undistributed net investment income                                      234
Undistributed net realized gain on investments                         4,330
Net unrealized appreciation on investments                             8,399
--------------------------------------------------------------------------------
Total Net Assets                                                  $   57,474
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($45,862,905 / 3,678,794 outstanding shares of
  beneficial interest)                                            $    12.47
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($6,042,290 / 489,416 outstanding shares of beneficial
  interest)                                                       $    12.35
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($12.35 / 94.50%)     $    13.07
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($4,057,570 / 333,150 outstanding shares of beneficial
  interest)                                                       $    12.18
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($950,737 / 77,719 outstanding shares of beneficial interest)   $    12.23
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($560,511 / 45,567 outstanding shares of beneficial interest)   $    12.30
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $67,130.

        GROSS UNREALIZED APPRECIATION (000)      $     9,340
        GROSS UNREALIZED DEPRECIATION (000)           (1,070)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $     8,270
                                                 ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $17,321.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

SEE  NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT S&P 500 INDEX FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                      SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.2%
CONSUMER DISCRETIONARY -- 11.2%
  Apollo Group, Cl A*                                  5,608      $      440
  AutoNation*                                          7,115             142
  AutoZone*                                            2,195             199
  Bed Bath & Beyond*                                  10,270             417
  Best Buy                                             9,749             531
  Big Lots*                                            3,930              50
  Black & Decker                                       2,814             246
  Brunswick                                            2,983             128
  Carnival                                            17,462             924
  Centex                                               4,280             280
  Circuit City Stores                                  5,667              93
  Clear Channel Communications                        17,316             506
  Coach*                                              12,382             360
  Comcast, Cl A*                                      73,512           2,367
  Cooper Tire & Rubber                                 2,607              50
  Dana#                                                5,216              71
  Darden Restaurants                                   4,881             158
  Delphi#                                             19,541              85
  Dillard's, Cl A                                      2,164              52
  Dollar General                                       9,692             190
  Dow Jones                                            2,366              84
  Eastman Kodak#                                       9,423             248
  eBay*                                               40,298           1,532
  Family Dollar Stores                                 5,237             134
  Federated Department Stores                          5,599             378
  Ford Motor#                                         60,492             604
  Fortune Brands                                       4,715             408
  Gannett                                              8,344             621
  Gap                                                 26,327             553
  General Motors#                                     18,587             586
  Genuine Parts                                        5,655             243
  Goodyear Tire & Rubber*#                             6,107              88
  H&R Block                                            5,372             268
  Harley-Davidson                                      9,602             471
  Harrah's Entertainment#                              3,629             261
  Hasbro#                                              6,159             124
  Hilton Hotels                                       12,596             305
  Home Depot                                          73,115           2,877
  International Game Technology                       11,313             319
  Interpublic Group*                                  14,725             182
  JC Penney                                            8,980             447
  Johnson Controls                                     6,553             371
  Jones Apparel Group#                                 4,256             136
  KB Home                                              2,580             174
  Knight Ridder                                        2,746             173
  Kohl's*                                             10,693             521
  Leggett & Platt                                      6,031             161
  Limited Brands                                      12,605             259
  Liz Claiborne#                                       3,780             142
  Lowe's#                                             25,837           1,478
  Marriott, Cl A                                       6,534             441
  Mattel#                                             13,600             247
  May Department Stores                                9,673             369

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                      SHARES         (000)
--------------------------------------------------------------------------------
  Maytag#                                              2,759              40
  McDonald's                                          42,477          $1,314
  McGraw-Hill                                         12,584             549
  Meredith                                             1,353              67
  New York Times, Cl A#                                5,052             158
  Newell Rubbermaid#                                   9,533             217
  News                                                96,077           1,550
  Nike, Cl B                                           7,583             623
  Nordstrom                                            4,140             253
  Office Depot*                                       10,065             198
  OfficeMax                                            3,254              99
  Omnicom Group                                        6,101             500
  Pulte Homes                                          3,900             298
  RadioShack                                           5,518             139
  Reebok                                               1,613              66
  Sears Holdings*                                      3,136             460
  Sherwin-Williams#                                    4,066             181
  Snap-On Tools                                        2,004              69
  Stanley Works                                        2,456             110
  Staples                                             24,280             523
  Starbucks*                                          13,174             721
  Starwood Hotels & Resorts Worldwide                  6,933             388
  Target                                              29,979           1,610
  Tiffany#                                             5,066             158
  Time Warner*                                       152,847           2,660
  TJX#                                                16,043             368
  Toys 'R' Us*                                         7,489             196
  Tribune                                             10,017             362
  Univision Communications, Cl A*                      9,656             257
  VF                                                   3,222             182
  Viacom, Cl B                                        56,676           1,943
  Visteon#                                             4,511              34
  Walt Disney                                         68,020           1,866
  Wendy's                                              3,505             158
  Whirlpool#                                           2,313             159
  Yum! Brands                                          9,857             506
                                                                  ----------
                                                                      41,476
-------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.2%
  Alberto-Culver, Cl B                                 2,785             123
  Albertsons#                                         11,919             250
  Altria Group#                                       68,781           4,618
  Anheuser-Busch                                      25,754           1,207
  Archer-Daniels-Midland                              20,220             401
  Avon Products                                       15,539             618
  Brown-Forman, Cl B                                   2,838             169
  Campbell Soup                                       10,920             339
  Clorox                                               5,250             307
  Coca-Cola                                           75,290           3,360
  Coca-Cola Enterprises                               11,653             255
  Colgate-Palmolive                                   17,447             872
  ConAgra Foods                                       16,803             439
  Costco Wholesale                                    15,649             711
  CVS                                                 13,244             726
  General Mills                                       12,021             595
  Gillette                                            32,948           1,738
  H.J. Heinz                                          11,455             417

--------------------------------------------------------------------------------
                                                    NUMBER OF       VALUE
                                                      SHARES        (000)
--------------------------------------------------------------------------------
  Hershey                                              7,104      $      456
  Kellogg                                             11,950             544
  Kimberly-Clark                                      15,877           1,021
  Kroger*#                                            24,587             412
  McCormick & Company                                  4,236             143
  Molson Coors Brewing#                                2,697             158
  Pepsi Bottling Group                                 6,978             198
  PepsiCo                                             55,782           3,138
  Procter & Gamble                                    83,625           4,612
  Reynolds American                                    3,909             324
  Safeway*                                            14,599             321
  Sara Lee#                                           25,924             526
  Supervalu#                                           4,137             136
  SYSCO                                               21,038             782
  UST                                                  5,408             241
  Wal-Mart Stores                                    112,717           5,324
  Walgreen                                            34,105           1,546
  Wm. Wrigley                                          6,632             453
                                                                  ----------
                                                                      37,480
--------------------------------------------------------------------------------
ENERGY -- 8.1%
  Amerada Hess                                         2,793             259
  Anadarko Petroleum                                   7,776             589
  Apache                                              10,767             633
  Ashland#                                             2,194             150
  Baker Hughes                                        11,404             527
  BJ Services                                          5,624             283
  Burlington Resources                                13,092             663
  Chevron                                             69,891           3,759
  ConocoPhillips                                      23,181           2,500
  Devon Energy                                        15,825             726
  El Paso#                                            20,690             214
  EOG Resources                                        7,730             386
  ExxonMobil                                         212,013          11,915
  Halliburton                                         16,617             710
  Kerr-McGee#                                          3,873             286
  Kinder Morgan                                        3,627             282
  Marathon Oil#                                       11,361             551
  Nabors Industries*                                   4,757             262
  Noble                                                4,714             267
  Occidental Petroleum                                13,211             966
  Rowan                                                3,734             103
  Schlumberger                                        19,628           1,342
  Sunoco                                               2,413             247
  TransOcean*                                         10,472             522
  Unocal                                               9,167             522
  Valero Energy                                        8,438             579
  Williams                                            19,224             354
  XTO Enegy                                           11,215             349
                                                                  ----------
                                                                      29,946
--------------------------------------------------------------------------------
FINANCIALS -- 19.7%
  ACE                                                  9,202             398
  AFLAC                                               17,022             707
  Allstate                                            22,691           1,321
  Ambac Financial Group                                3,548             256

--------------------------------------------------------------------------------
                                                    NUMBER OF       VALUE
                                                      SHARES        (000)
--------------------------------------------------------------------------------
  American Express                                    39,002      $    2,100
  American International Group                        86,538           4,807
  AmSouth Bancorp                                     11,644             310
  AON                                                 10,228             255
  Apartment Investment & Management,
   Cl A REIT #                                         3,300             122
  Archstone-Smith Trust                                6,658             245
  Bank of America                                    134,566           6,233
  Bank of New York                                    25,701             741
  BB&T#                                               18,112             723
  Bear Stearns                                         3,761             372
  Capital One Financial                                8,364             631
  Charles Schwab                                      38,661             438
  Chubb                                                6,441             542
  Cincinnati Financial                                 5,683             224
  CIT Group                                            6,837             290
  Citigroup                                          173,400           8,169
  Comerica                                             5,603             313
  Compass Bancshares                                   3,881             173
  Countrywide Financial                               19,073             709
  E*TRADE*                                            12,950             160
  Equity Office Properties Trust REIT                 13,439             437
  Equity Residential REIT                              9,460             340
  Fannie Mae                                          32,185           1,907
  Federated Investors, Cl B                            3,093              92
  Fifth Third Bancorp                                 17,554             748
  First Horizon National                               3,842             162
  Franklin Resources                                   6,696             483
  Freddie Mac                                         22,910           1,490
  Golden West Financial                                9,319             584
  Goldman Sachs Group                                 14,911           1,454
  Hartford Financial Services#                         9,746             729
  Huntington Bancshares                                7,286             170
  Janus Capital Group#                                 8,228             126
  Jefferson-Pilot                                      4,749             239
  JP Morgan Chase                                    118,033           4,220
  KeyCorp                                             13,282             435
  Lehman Brothers Holdings                             9,167             845
  Lincoln National                                     5,675             258
  Loews                                                5,378             405
  M&T Bank#                                            3,276             335
  Marsh & McLennan                                    17,852             518
  Marshall & Ilsley#                                   6,871             299
  MBIA#                                                4,581             256
  MBNA                                                42,467             896
  Mellon Financial                                    14,410             400
  Merrill Lynch                                       31,018           1,683
  MetLife                                             24,396           1,088
  MGIC Investment#                                     3,076             189
  Moody's#                                             9,262             401
  Morgan Stanley                                      37,056           1,814
  National City                                       19,664             680
  North Fork Bancorp                                  15,840             432
  Northern Trust                                       6,750             310
  Plum Creek Timber REIT                               6,392             224
  PNC Financial Services Group                         9,259             506

ALLEGIANT S&P 500 INDEX FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                   NUMBER OF        VALUE
                                                    SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
FINANCIALS -- CONTINUED
  Principal Financial Group                            9,688      $      386
  Progressive                                          6,781             651
  Prologis REIT                                        5,915             242
  Providian Financial*                                 9,153             163
  Prudential Financial                                17,432           1,104
  Regions Financial#                                  15,206             512
  Safeco                                               4,047             218
  Simon Property Group REIT                            7,402             509
  SLM                                                 14,203             686
  Sovereign Bancorp                                   12,226             273
  St. Paul Travelers                                  22,141             839
  State Street                                        11,285             542
  SunTrust Banks#                                     11,267             829
  Synovus Financial                                   10,521             306
  T. Rowe Price Group                                  4,155             248
  Torchmark                                            3,418             180
  U.S. Bancorp                                        61,665           1,809
  UnumProvident#                                       9,262             170
  Wachovia                                            52,689           2,674
  Washington Mutual                                   29,158           1,204
  Wells Fargo                                         56,255           3,398
  XL Capital, Cl A                                     4,728             356
  Zions Bancorp                                        3,122             221
                                                                  ----------
                                                                      72,914
--------------------------------------------------------------------------------
HEALTHCARE -- 13.2%
  Abbott Laboratories                                 51,819           2,500
  Aetna                                                9,706             757
  Allergan                                             4,316             334
  AmerisourceBergen                                    3,498             226
  Amgen*                                              41,648           2,606
  Applied Biosystems Group - Applera#                  6,826             146
  Bausch & Lomb#                                       1,862             145
  Baxter International                                20,406             753
  Becton Dickinson                                     8,257             474
  Biogen Idec*#                                       11,207             438
  Biomet                                               8,349             315
  Boston Scientific*                                  25,066             679
  Bristol - Myers Squibb                              64,990           1,648
  C.R. Bard                                            3,644             249
  Cardinal Health                                     14,327             830
  Caremark Rx*                                        14,950             668
  Chiron*#                                             4,685             176
  CIGNA                                                4,252             414
  Eli Lilly                                           37,641           2,194
  Express Scripts*                                     2,646             244
  Fisher Scientific*                                   4,094             256
  Forest Laboratories*                                11,807             456
  Genzyme*                                             8,309             518
  Gilead Sciences*                                    14,021             572
  Guidant                                             10,655             787
  HCA                                                 13,561             732
  Health Management Associates, Cl A#                  7,776             196
  Hospira*                                             4,880             186

--------------------------------------------------------------------------------
                                                    NUMBER OF       VALUE
                                                     SHARES         (000)
--------------------------------------------------------------------------------
  Humana*#                                             5,551      $      202
  IMS Health                                           7,344             180
  Johnson & Johnson                                   98,701           6,623
  King Pharmaceuticals*                                8,411              80
  Laboratory Corp. of America Holdings*#               4,428             215
  Manor Care#                                          3,010             117
  McKesson                                             9,970             402
  Medco Health Solutions*                              9,266             463
  Medimmune*                                           7,932             209
  Medtronic                                           40,239           2,163
  Merck                                               73,370           2,380
  Millipore*                                           1,732              89
  Mylan Laboratories                                   8,340             138
  PerkinElmer                                          4,461              85
  Pfizer                                             247,748           6,912
  Quest Diagnostics                                    3,055             321
  Schering - Plough                                   48,875             953
  St. Jude Medical*                                   12,191             489
  Stryker                                             12,260             596
  Tenet Healthcare*#                                  16,250             197
  Thermo Electron*                                     5,570             147
  UnitedHealth Group                                  42,692           2,074
  Waters*                                              4,208             164
  Watson Pharmaceuticals*                              3,813             115
  WellPoint*                                          10,150           1,350
  Wyeth Pharmaceuticals                               44,464           1,928
  Zimmer Holdings*                                     8,088             619
                                                                  ----------
                                                                      48,710
--------------------------------------------------------------------------------
INDUSTRIALS -- 11.4%
  3M                                                  25,670           1,968
  Allied Waste Industries*#                            8,579              66
  American Power Conversion                            5,951             152
  American Standard#                                   5,930             254
  Avery Dennison                                       3,530             185
  Boeing                                              27,752           1,773
  Burlington Northern Santa Fe                        12,490             617
  Caterpillar#                                        11,414           1,074
  Cendant                                             35,668             757
  Cintas                                               4,830             195
  Cooper Industries, Cl A                              3,196             220
  CSX                                                  7,042             293
  Cummins                                              1,582             107
  Danaher                                              9,627             531
  Deere                                                8,098             536
  Delta Air Lines*#                                    4,849              19
  Dover                                                6,887             261
  Eaton                                                5,213             312
  Emerson Electric                                    13,951             927
  Equifax                                              4,704             163
  FedEx                                               10,002             894
  Fluor                                                2,918             168
  General Dynamics                                     6,776             732
  General Electric                                   351,746          12,832
  Goodrich                                             3,682             154
  Honeywell International                             28,241           1,023

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
  Illinois Tool Works                                  9,111      $      769
  Ingersoll-Rand, Cl A                                 5,876             455
  ITT Industries                                       3,209             305
  L-3 Communications Holdings                          4,000             283
  Lockheed Martin                                     13,283             862
  Masco                                               14,599             467
  Monster Worldwide*                                   4,147             109
  National Oilwell Varco*                              5,449             245
  Navistar*                                            2,441              74
  Norfolk Southern                                    13,070             417
  Northrop Grumman                                    11,849             660
  PACCAR                                               5,794             410
  Pall#                                                4,318             126
  Parker Hannifin                                      3,860             233
  Pitney Bowes                                         7,842             350
  Raytheon                                            14,890             583
  Robert Half#                                         5,373             134
  Rockwell Automation                                  5,772             296
  Rockwell Collins#                                    6,033             298
  RR Donnelley & Sons                                  7,065             235
  Ryder System                                         2,239              82
  Southwest Airlines                                  24,510             357
  Textron                                              4,538             351
  Tyco International#                                 67,156           1,943
  Union Pacific                                        8,600             576
  United Parcel Service, Cl B                         37,280           2,746
  United Technologies                                 17,003           1,814
  W.W. Grainger                                        2,845             155
  Waste Management#                                   18,691             551
                                                                  ----------
                                                                      42,099
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.2%
  ADC Telecommunications*                              4,023              73
  Adobe Systems                                       15,870             525
  Advanced Micro Devices*#                            13,308             218
  Affiliated Computer Services, Cl A*                  4,126             213
  Agilent Technologies*                               14,528             349
  Altera*                                             12,942             287
  Analog Devices#                                     12,573             466
  Andrew*                                              5,599              74
  Apple Computer*                                     27,178           1,079
  Applied Materials#                                  55,322             908
  Applied Micro Circuits*                             10,730              31
  Autodesk                                             7,430             294
  Automatic Data Processing                           19,315             846
  Avaya*                                              15,875             145
  BMC Software*                                        7,729             132
  Broadcom, Cl A*                                      9,675             343
  Ciena*                                              19,909              43
  Cisco Systems*                                     214,962           4,166
  Citrix Systems*                                      5,898             148
  Computer Associates#                                17,281             471
  Computer Sciences*                                   6,462             299
  Compuware*                                          13,481              92
  Comverse Technology*#                                6,882             162
  Convergys*                                           4,931              67

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
  Corning*                                            47,465      $      744
  Dell*                                               81,803           3,263
  Electronic Arts*                                    10,043             528
  Electronic Data Systems                             17,495             345
  EMC*                                                79,698           1,121
  First Data                                          26,665           1,009
  Fiserv*                                              6,345             273
  Freescale Semiconductor*                            13,589             275
  Gateway*                                             8,446              29
  Hewlett-Packard                                     96,440           2,171
  Intel#                                             206,913           5,572
  International Business Machines                     54,253           4,099
  Intuit*                                              6,115             264
  Jabil Circuit*                                       6,273             183
  JDS Uniphase*                                       50,282              77
  KLA-Tencor                                           6,407             291
  Lexmark, Cl A*                                       4,264             292
  Linear Technology                                   10,215             383
  LSI Logic*                                          13,404              99
  Lucent Technologies*#                              149,357             420
  Maxim Integrated Products                           10,649             420
  Mercury Interactive*                                 2,940             133
  Micron Technology*                                  19,536             215
  Microsoft                                          336,182           8,674
  Molex                                                5,818             154
  Motorola                                            81,520           1,416
  National Semiconductor                              11,591             233
  NCR*                                                 5,972             219
  Network Appliance*                                  12,331             355
  Novell*#                                            13,089              77
  Novellus Systems*                                    4,868             130
  NVIDIA*                                              5,788             157
  Oracle*                                            149,707           1,919
  Parametric Technology*                               9,371              56
  Paychex                                             12,003             347
  PMC-Sierra*                                          6,206              54
  QLogic*#                                             3,222             103
  Qualcomm                                            55,022           2,050
  Sabre Holdings, Cl A#                                4,718              95
  Sanmina*                                            18,147              93
  Scientific-Atlanta#                                  5,339             178
  Siebel Systems*                                     17,695             163
  Solectron*                                          33,807             123
  Sun Microsystems*                                  113,765             434
  SunGard Data Systems*                                9,535             331
  Symantec*                                           23,048             521
  Symbol Technologies                                  8,379              96
  Tektronix                                            3,134              71
  Tellabs*                                            16,087             132
  Teradyne*                                            6,762              88
  Texas Instruments                                   57,395           1,586
  Unisys*                                             11,697              85
  Veritas Software*                                   13,926             346
  Xerox*                                              31,174             423
  Xilinx                                              11,829             328
  Yahoo!*                                             43,499           1,618
                                                                  ----------
                                                                      56,292
--------------------------------------------------------------------------------

ALLEGIANT S&P 500 INDEX FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
MATERIALS -- 2.9%
  Air Products & Chemicals                             7,682      $      463
  Alcoa                                               28,611             775
  Allegheny Technologies                               2,605              55
  Ball#                                                3,480             131
  Bemis                                                3,724             101
  Dow Chemical                                        31,800           1,440
  E.I. duPont de Nemours                              33,272           1,548
  Eastman Chemical                                     2,409             142
  Ecolab#                                              7,245             234
  Engelhard                                            4,259             125
  Freeport-McMoRan Copper & Gold, Cl B                 6,217             219
  Georgia-Pacific Group                                8,747             290
  Great Lakes Chemical                                 1,778              60
  Hercules*                                            3,899              54
  International Flavors & Fragrances                   2,818             105
  International Paper                                 16,515             532
  Louisiana-Pacific#                                   3,832              97
  MeadWestvaco#                                        7,145             205
  Monsanto                                             8,692             495
  Newmont Mining                                      14,460             539
  Nucor*                                               5,228             277
  Pactiv*                                              5,168             118
  Phelps Dodge                                         3,241             283
  PPG Industries                                       5,816             380
  Praxair                                             10,535             494
  Rohm & Haas                                          6,497             303
  Sealed Air*                                          2,910             151
  Sigma-Aldrich#                                       2,404             144
  Temple-Inland#                                       3,900             139
  United States Steel#                                 3,601             143
  Vulcan Materials#                                    3,566             214
  Weyerhaeuser                                         7,917             508
                                                                  ----------
                                                                      10,764
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.1%
  Alltel                                              10,860             632
  AT&T#                                               26,944             506
  BellSouth                                           60,955           1,631
  CenturyTel                                           4,137             136
  Citizens Communications#                            11,681             159
  Nextel Communications, Cl A*                        37,439           1,130
  Qwest Communications*                               53,298             209
  SBC Communications                                 109,756           2,566
  Sprint (FON Group)                                  49,069           1,163
  Verizon Communications                              92,035           3,256
                                                                  ----------
                                                                      11,388
--------------------------------------------------------------------------------
UTILITIES -- 3.2%
  AES*                                                21,488             320
  Allegheny Energy*#                                   4,779             116
  Ameren#                                              6,423             351

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
  American Electric Power                             12,962      $      463
  Calpine*#                                           18,605              55
  CenterPoint Energy#                                  9,165             112
  Cinergy                                              6,218             256
  CMS Energy*#                                         6,781              90
  Consolidated Edison                                  8,190             373
  Constellation Energy Group                           5,993             320
  Dominion Resources                                  11,289             794
  DTE Energy                                           5,665             269
  Duke Energy                                         30,981             851
  Dynegy, Cl A*                                       13,066              61
  Edison                                              10,809             397
  Entergy                                              6,998             503
  Exelon                                              22,070           1,034
  FirstEnergy                                         10,744             476
  FPL Group                                           12,831             522
  KeySpan                                              5,592             222
  Nicor                                                1,535              61
  NiSource                                             9,415             227
  Peoples Energy                                       1,310              56
  PG&E                                                11,713             419
  Pinnacle West Capital                                2,770             122
  PPL                                                  6,241             359
  Progress Energy CVO (A) (B)                          2,575              --
  Progress Energy#                                     8,162             361
  Public Service Enterprise Group                      8,063             447
  Sempra Energy                                        8,086             321
  Southern                                            24,610             835
  TECO Energy                                          6,850             121
  TXU                                                  7,908             635
  Xcel Energy                                         13,970             257
                                                                  ----------
                                                                      11,806
--------------------------------------------------------------------------------
Total Common Stocks (Cost $308,528)                                  362,875
--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 0.9%
  S&P Depository Receipt, Trust Series 1#             27,200           3,250
--------------------------------------------------------------------------------
Total Registered Investment Company (Cost $3,051)                      3,250
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
INFORMATION TECHNOLOGY -- 0.0%
  Seagate (A) (B)                                      5,934              --
--------------------------------------------------------------------------------
Total Rights (Cost $0)                                                    --
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 0.8%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                           3,068,624           3,069
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $3,069)                       3,069
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 99.9% (Cost $314,648)                     369,194
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       PAR          VALUE
                                                      (000)         (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR
LOANED SECURITIES -- 9.0%
MASTER NOTE -- 1.4%
  Bear Stearns
  3.213%, 06/01/05                               $     5,000      $    5,000
--------------------------------------------------------------------------------
MEDIUM TERM NOTE -- 1.4%
  Morgan Stanley (C)
  3.133%, 08/19/05                                     5,000           5,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.2%
  Bank of America
  3.110%, 06/01/05                                    18,129          18,129
  Bear Stearns
  3.183%, 06/01/05                                     5,000           5,000
                                                                  ----------
                                                                      23,129
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $33,129)++                              33,129
--------------------------------------------------------------------------------
Total Investments -- 108.9% (Cost $347,777)**                        402,323
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (8.9)%
  Investment Advisory Fees Payable                                       (64)
  12b-1 Fees Payable
   Class I                                                                (1)
   Class B                                                                (1)
   Class C                                                                (1)
  Administration Fees Payable                                            (22)
  Custody Fees Payable                                                    (4)
  Trustee Fees Payable                                                   (18)
  Payable For Collateral For Loaned Securities                       (33,129)
  Payable For Shares of Beneficial Interest Purchased                   (695)
  Other                                                                1,162
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (32,773)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  369,550
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $  361,061
Undistributed net investment income                                      801
Accumulated net realized loss on investments                         (46,930)
Net unrealized appreciation on investments and futures                54,618
--------------------------------------------------------------------------------
Total Net Assets                                                  $  369,550
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($339,817,271 / 33,125,213 outstanding shares of
  beneficial interest)                                            $    10.26
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($22,175,567 / 2,167,083 outstanding shares of
  beneficial interest)                                            $    10.23
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.23 / 97.50%)     $    10.49
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($4,182,492 / 411,731 outstanding shares of beneficial
  interest)                                                       $    10.16
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($2,195,047 / 215,748 outstanding shares of beneficial
  interest)                                                       $    10.17
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($1,179,524 / 115,441 outstanding shares of beneficial
  interest)                                                       $    10.22
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $353,284.

        GROSS UNREALIZED APPRECIATION (000)      $    75,974
        GROSS UNREALIZED DEPRECIATION (000)          (26,935)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $    49,039
                                                 ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $31,844.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

(B)   ILLIQUID SECURITY

(C) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

CL -- CLASS

CVO -- CONTINGENT VALUE OBLIGATION

REIT -- REAL ESTATE INVESTMENT TRUST

FUTURES CONTRACTS:

                                        NOTIONAL
                              NUMBER      COST                   UNREALIZED
                                OF       AMOUNT    EXPIRATION   APPRECIATION
DESCRIPTION                 CONTRACTS     (000)       DATE         (000)
-----------                 ---------   --------   ----------   ------------
S&P 500(R)
  Composite Index               10       $2,909     06/16/05        $ 72

CASH IN THE AMOUNT OF $157,500 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT SMALL CAP CORE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%
CONSUMER DISCRETIONARY -- 14.7%
  Genesco*                                            62,500      $    2,141
  Helen of Troy Ltd.*#                               101,400           2,342
  Hot Topic*#                                         94,300           2,025
  Hovanian Enterprises*#                              60,600           3,763
  Jos A Bank Clothiers*#                              19,400             765
  Penn National Gaming*                              106,600           3,472
  Quiksilver*                                         78,160           1,244
  Shuffle Master*#                                   105,950           2,903
  Timberland, Cl A*#                                  37,000           1,364
  Winnebago Industries#                               86,000           2,811
                                                                  ----------
                                                                      22,830
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.7%
  Elizabeth Arden*                                   127,100           2,672
--------------------------------------------------------------------------------
ENERGY -- 7.5%
  Encore Acquisition*                                 81,300           3,033
  OMI#                                               170,700           3,301
  Overseas Shipholding Group                          45,500           2,780
  World Fuel Services#                                98,500           2,595
                                                                  ----------
                                                                      11,709
--------------------------------------------------------------------------------
FINANCIALS -- 22.0%
  Affiliated Managers Group*#                         46,400           3,095
  AmerUs Group#                                       68,400           3,255
  Astoria Financial                                  130,700           3,599
  Eaton Vance#                                        85,000           2,071
  IndyMac Bancorp#                                    62,500           2,572
  Portfolio Recovery Associates*#                    101,100           3,984
  Reinsurance Group of America                        71,300           3,262
  Trustmark#                                         102,500           2,928
  United Fire & Casualty#                             99,200           3,906
  Universal American Financial*                      110,235           2,088
  Westamerica Bancorp                                 65,000           3,422
                                                                  ----------
                                                                      34,182
--------------------------------------------------------------------------------
HEALTHCARE -- 14.8%
  Cantel Medical*                                    104,450           3,207
  Cerner*#                                            81,500           5,326
  Kensey Nash*#                                       45,500           1,238
  LifePoint Hospitals*                                70,500           3,171
  Mentor#                                             76,000           3,109
  Pharmaceutical Product Development*                 69,500           3,362
  Renal Care Group*                                   76,200           3,523
                                                                  ----------
                                                                      22,936
--------------------------------------------------------------------------------
INDUSTRIALS -- 17.5%
  American Woodmark                                   67,000           2,252
  Aviall*                                             61,900           1,905
  DRS Technologies#                                   64,100           3,018
  Duratek*                                            87,500           1,919
  Esterline Technologies*#                           126,700           4,929
  Marten Transport, Ltd.*                             76,500           1,500

--------------------------------------------------------------------------------
                                                NUMBER OF SHARES/    VALUE
                                                    PAR (000)        (000)
--------------------------------------------------------------------------------
  Oshkosh Truck, Cl B#                                32,700      $    2,607
  Simpson Manufacturing                               90,400           2,598
  Toro#                                               65,500           2,820
  Universal Forest Products#                          90,400           3,598
                                                                  ----------
                                                                      27,146
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.3%
  ANSYS*                                             129,900           4,331
  Anteon International*                               60,500           2,673
  Captiva Software*                                  121,800           1,635
  Diodes*                                             71,140           2,365
  Rofin-Sinar Technologies*                           76,000           2,455
  Synaptics*                                          54,800           1,054
  Take-Two Interactive Software*#                    131,400           3,385
  Trimble Navigation Ltd.*#                          146,100           5,802
                                                                  ----------
                                                                      23,700
--------------------------------------------------------------------------------
MATERIALS -- 2.6%
  Century Aluminum*#                                  64,900           1,455
  Scotts Miracle-Gro*                                 35,400           2,512
                                                                  ----------
                                                                       3,967
--------------------------------------------------------------------------------
Total Common Stocks (Cost $128,849)                                  149,142
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 5.3%
  Allegiant Money Market Fund, Class I+            8,153,197           8,153
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $8,153)                       8,153
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 101.4% (Cost $137,002)                    157,295
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-- 42.2%

MASTER NOTES -- 6.4%
  Bank of America
   3.143%, 07/01/05                              $     5,000           5,000
  Bear Stearns
   3.213%, 06/01/05                                    5,000           5,000
                                                                  ----------
                                                                      10,000
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 4.2%
  First Tennessee Bank (A)
   3.080%, 03/21/06                                    2,500           2,500
  Morgan Stanley (A)
   3.133%, 08/19/05                                    4,000           4,000
                                                                  ----------
                                                                       6,500
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 31.6%
  Bank of America
   3.110%, 06/01/05                                   23,033          23,033
  Bear Stearns
   3.183%, 06/01/05                                    6,000           6,000
  Dresdner Securities
   3.110%, 06/01/05                                   15,000          15,000

--------------------------------------------------------------------------------
                                                       PAR          VALUE
                                                      (000)         (000)
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- CONTINUED REPURCHASE AGREEMENTS -- CONTINUED
  Lehman Brothers
   3.133%, 06/01/05                                 $  5,000      $    5,000
                                                                  ----------
                                                                      49,033
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $65,533)++                              65,533
--------------------------------------------------------------------------------
Total Investments -- 143.6% (Cost $202,535)**                        222,828
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (43.6)%
  Investment Advisory Fees Payable                                      (125)
  12b-1 Fees Payable
   Class I                                                                (8)
  Administration Fees Payable                                             (9)
  Custody Fees Payable                                                    (2)
  Trustee Fees Payable                                                    (3)
  Payable For Collateral For Loaned Securities                       (65,533)
  Payable For Investments Purchased                                   (4,644)
  Payable For Shares of Beneficial Interest Purchased                    (29)
  Other                                                                2,648
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (67,705)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  155,123
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                   $  141,202
Accumulated net realized loss on investments                          (6,423)
Net unrealized appreciation on investments and futures                20,344
--------------------------------------------------------------------------------
Total Net Assets                                                  $  155,123
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($151,632,644 / 13,753,219 outstanding shares of
  beneficial interest)                                            $    11.03
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($2,532,831 / 230,494 outstanding shares of beneficial
  interest)                                                       $    10.99
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.99 / 94.50%)     $    11.63
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($257,540 / 23,602 outstanding shares of beneficial interest)   $    10.91
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($700,064 / 64,112 outstanding shares of beneficial interest)   $    10.92
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $202,565.

        GROSS UNREALIZED APPRECIATION (000)      $    22,763
        GROSS UNREALIZED DEPRECIATION (000)           (2,500)
                                                 -----------
        NET UNREALIZED APPRECIATION (000)        $    20,263
                                                 ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $63,287.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

CL -- CLASS

FUTURES CONTRACTS:

                                        NOTIONAL
                              NUMBER      COST                   UNREALIZED
                                OF       AMOUNT    EXPIRATION   APPRECIATION
DESCRIPTION                 CONTRACTS     (000)       DATE         (000)
-----------                 ---------   --------   ----------   ------------

Russell 2000(R) Index           8        $2,418     06/16/05        $ 51

CASH IN THE AMOUNT OF $108,000 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT SMALL CAP GROWTH FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                    OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
CONSUMER DISCRETIONARY -- 23.5%
  Aeropostale                                          4,230     $       115
  Ameristar Casinos                                    8,540             438
  Arbitron                                             9,460             382
  Boyd Gaming                                          3,630             192
  California Pizza Kitchen                            10,760             258
  Guitar Center                                       14,380             820
  Hibbett Sporting Goods*                              7,960             280
  Insight Enterprises*                                12,970             254
  Jack in the Box*                                    19,180             796
  Jarden*                                              2,500             127
  K-Swiss, Cl A                                        8,270             265
  Men's Warehouse                                      2,800             144
  Midas*                                              13,930             327
  Oakley                                              49,000             720
  Pacific Sunwear of California*                      27,170             571
  Panera Bread*#                                      10,110             639
  Pantry*                                              4,560             176
  Penn National Gaming*                                4,340             141
  Quiksilver*                                         54,020             860
  Ruby Tuesday                                         5,100             129
  Shuffle Master*#                                    31,000             849
  Sonic*                                              24,050             818
  Steiner Leisure Ltd.*                               11,800             401
  Tempur-Pedic International*#                        12,670             296
  Wolverine World Wide                                37,930             872
  Yankee Candle#                                      27,220             859
                                                                 -----------
                                                                      11,729
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.1%
  Spectrum Brands                                      4,340             160
  United Natural Foods*                               27,900             905
                                                                 -----------
                                                                       1,065
--------------------------------------------------------------------------------
ENERGY -- 5.1%
  Callon Petroleum*                                   25,180             356
  Global Industries*                                  61,870             529
  Grey Wolf*                                          85,530             562
  Lone Star Technologies*                              5,910             245
  Maverick Tube*#                                      6,380             193
  National Oilwell Varco*                              4,740             213
  Stolt Offshore SA ADR*#                             57,600             441
                                                                 -----------
                                                                       2,539
--------------------------------------------------------------------------------
FINANCIALS -- 5.6%
  CB Richard Ellis Group*                              8,930             343
  Gabelli Asset Management                            10,260             448
  Nelnet, Cl A*                                        8,880             328
  R&G Financial                                       16,750             242
  Republic Bancorp                                    37,950             524
  Selective Insurance Group                           11,560             556
  Zenith National Insurance                            5,750             364
                                                                 -----------
                                                                       2,805
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                    OF SHARES       (000)
--------------------------------------------------------------------------------
HEALTHCARE -- 19.8%
  American Healthways*#                                3,500     $       137
  AMERIGROUP*                                         20,560             807
  Apria Healthcare Group*#                             4,100             129
  Chattem*                                             2,900             124
  Chemed                                               9,100             385
  Endo Pharmaceuticals Holdings*                      28,660             582
  Haemonetics*                                         6,290             256
  Immucor*                                            23,750             796
  Integra LifeSciences Holdings*                      21,630             723
  Intuitive Surgical*                                  5,250             260
  LabOne*#                                            19,510             752
  Medicis Pharmaceutical, Cl A                         4,300             121
  Mentor#                                              3,200             131
  Merit Medical Systems*                              48,100             704
  Molina Healthcare*                                   6,450             276
  Option Care#                                        52,700             701
  Perrigo#                                            18,650             290
  Psychiatric Solutions*                              10,690             438
  RehabCare Group*                                    11,440             318
  Sierra Health Services*                              4,500             297
  STERIS                                              29,470             713
  USAna Health Sciences*#                             14,700             645
  Wilson Greatbatch Technologies*                     11,850             285
                                                                 -----------
                                                                       9,870
--------------------------------------------------------------------------------
INDUSTRIALS -- 11.2%
  Actuant*                                             5,340             240
  Administaff#                                        25,210             539
  Carpenter Technology                                 4,400             238
  DRS Technologies#                                   17,410             820
  Engineered Support Systems                           3,400             133
  ESCO Technologies*                                   2,660             225
  Heartland Express                                   12,660             254
  IDEX                                                11,720             450
  Joy Global#                                         13,860             520
  Labor Ready*#                                       33,720             696
  Landstar System*                                     4,870             164
  Mercury Computer Systems*                            8,870             256
  Pacer International*                                11,310             258
  Pinnacle Airlines*#                                 29,510             289
  Toro#                                                5,660             244
  Tractor Supply*                                      2,900             129
  Waste Connections*                                   3,680             136
                                                                 -----------
                                                                       5,591
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 27.6%
  ANSYS*                                              15,180             506
  aQuantive*#                                         35,390             545
  Avocent*                                            18,710             524
  BISYS Group*                                        50,110             764
  CACI International, Cl A*                           12,260             790
  Comtech Telecommunications*                         23,475             849
  DSP Group*                                          11,400             268
  Emulex*                                             43,540             823
  Extreme Networks*                                   61,800             282

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES/    VALUE
                                                   PAR (000)        (000)
--------------------------------------------------------------------------------
  F5 Networks*                                         2,700     $       138
  Hyperion Solutions*#                                 5,170             228
  Informatica*                                        62,840             539
  Integrated Circuit Systems*                         31,800             674
  InterVoice*                                         30,890             277
  Jack Henry & Associates                             42,200             746
  Kronos*#                                             7,520             340
  M-Systems Flash Disk Pioneers*#                     16,390             356
  Micros Systems*                                      6,510             293
  MTS Systems                                          7,020             224
  Mykrolis*                                           37,740             509
  Packeteer*                                          31,530             374
  Plantronics#                                         3,480             120
  QLogic*#                                            19,760             633
  Quality Systems                                      6,000             361
  Radware Ltd.*                                       24,350             544
  SonicWALL*                                          53,520             331
  SRA International*                                  13,320             452
  Take-Two Interactive Software*                       5,000             129
  Tessera Technologies*                                5,120             151
  Trimble Navigation Ltd.*#                            3,780             150
  Vitesse Semiconductor*#                            113,680             284
  Websense*                                            4,110             221
  Westell Technologies*                               55,150             330
                                                                 -----------
                                                                      13,755
--------------------------------------------------------------------------------
MATERIALS -- 2.9%
  Airgas                                              33,900             814
  Crown Holdings*                                     17,610             262
  Eagle Materials                                      1,500             132
  Silgan Holdings#                                     3,970             226
                                                                 -----------
                                                                       1,434
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.5%
  Commonwealth Telephone Enterprises*                  4,880             255
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
  Cleco                                               36,720             767
--------------------------------------------------------------------------------
Total Common Stocks (Cost $46,671)                                    49,810
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 0.4%
  Allegiant Money Market Fund, Class I+              221,483             221
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $221)                           221
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 100.3% (Cost $46,892)                      50,031
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 22.7% REPURCHASE AGREEMENTS -- 22.7%
  Bank of America
   3.110%, 06/01/05                               $    8,820           8,820
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PAR            VALUE
                                                    (000)            (000)
--------------------------------------------------------------------------------
  Bear Stearns
   3.183%, 06/01/05                               $    2,500     $     2,500
                                                                 -----------
                                                                      11,320
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $11,320)++                              11,320
--------------------------------------------------------------------------------
Total Investments--123.0% (Cost $58,212)**                            61,351
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (23.0)%
  Investment Advisory Fees Payable                                       (26)
  12b-1 Fee Payable
   Class A                                                                (2)
   Class B                                                                (1)
  Administration Fees Payable                                             (3)
  Custody Fees Payable                                                    (1)
  Trustee Fees Payable                                                    (6)
  Payable For Collateral For Loaned Securities                       (11,320)
  Payable For Shares of Beneficial Interest Purchased                   (137)
  Other                                                                    6
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                     (11,490)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $    49,861
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                  $   134,634
Accumulated net realized loss on investments                         (87,912)
Net unrealized appreciation on investments                             3,139
--------------------------------------------------------------------------------
Total Net Assets                                                 $    49,861
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($28,034,583 / 3,246,728 outstanding shares of
  beneficial interest)                                           $      8.63
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($18,412,210 / 2,173,914 outstanding shares of beneficial
   interest)                                                     $      8.47
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($8.47 / 94.50%)     $      8.96
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($2,629,522 / 326,992 outstanding shares of beneficial
   interest)                                                     $      8.04
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class C
  ($652,864 / 81,025 outstanding shares of beneficial interest)  $      8.06
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($131,541 / 15,605 outstanding shares of beneficial interest)  $      8.43
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000)$58,346.

        GROSS UNREALIZED APPRECIATION (000)       $    4,530
        GROSS UNREALIZED DEPRECIATION (000)           (1,525)
                                                  ----------
        NET UNREALIZED APPRECIATION (000)         $    3,005
                                                  ==========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $10,882.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

ALLEGIANT SMALL CAP VALUE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                    OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
BASIC MATERIALS -- 5.0%
  Airgas#                                            572,700     $    13,745
  Albemarle                                          318,800          12,127
  Eagle Materials, Cl B                              138,025          11,739
  Spartech#                                          739,105          14,952
                                                                 -----------
                                                                      52,563
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.1%
  ABM Industries                                     571,700          10,902
  G & K Services, Cl A                               173,400           6,825
  Insight Enterprises*#                              376,957           7,381
  Mine Safety Appliances                             206,800           9,473
  TNS*                                               360,400           7,886
                                                                 -----------
                                                                      42,467
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 5.0%
  1-800-Flowers.Com*                               1,705,700          12,639
  Apogee Enterprises                                 767,428          10,736
  Christopher & Banks#                               323,551           5,921
  Hancock Fabrics#                                   793,895           4,676
  Matthews International                             108,719           4,022
  Stage Stores*                                      364,088          14,218
                                                                 -----------
                                                                      52,212
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.6%
  Darling International*                           3,866,190          14,382
  Prestige Brands Holdings*                          550,389           9,357
  Ralcorp Holdings                                    94,198           3,593
                                                                 -----------
                                                                      27,332
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 4.8%
  Buffalo Wild Wings*#                               167,900           5,398
  M T R Gaming Group*                                927,647           9,517
  Media General                                      144,956           8,857
  Nautilus Group#                                    394,166          10,552
  RC2*#                                              444,291          16,012
                                                                 -----------
                                                                      50,336
--------------------------------------------------------------------------------
ENERGY -- 8.4%
  Bois D'arc Energy*#                                150,098           1,816
  Brigham Exploration*#                              988,755           8,365
  Carrizo Oil & Gas*                                 268,946           4,056
  Core Laboratories N.V.*                            411,848          10,337
  Energy Partners*#                                  386,805           8,838
  Hanover Compressor*#                               688,100           7,177
  Headwaters*                                         37,123           1,228
  Key Energy Group*(A)                               792,687           8,712
  Range Resources#                                   335,887           7,759
  Stolt Offshore SA ADR*#                            933,300           7,140
  Superior Energy Services*                          551,400           8,629
  Tesco*                                           1,295,741          13,722
  Willbros Group*#                                    25,089             291
                                                                 -----------
                                                                      88,070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      NUMBER        VALUE
                                                    OF SHARES       (000)
--------------------------------------------------------------------------------
FINANCIALS -- 18.4%
  Ace Cash Express*                                  448,006     $     9,771
  AmerUs Group#                                      279,757          13,314
  Aspen Insurance Holdings                           317,050           8,719
  BankUnited Financial, Cl A                         269,900           6,669
  EMC Insurance Group                                531,033           9,474
  Endurance Specialty Holdings                       251,007           9,149
  MAF Bancorp                                        225,807           9,610
  National Interstate*#                              384,799           7,504
  NewAlliance Bancshares#                          1,063,476          14,665
  Odyssey Re Holdings#                               516,500          12,453
  Platinum Underwriters Holdings#                    361,650          10,994
  Primus Guaranty Limited*#                        1,191,659          17,053
  Reinsurance Group of America                       233,146          10,666
  Scottish Annuity & Life Holdings#                  526,553          12,311
  South Financial Group#                             368,133          10,032
  Sterling Bancshares                                785,900          10,688
  United America Indemnity*                          476,334           8,121
  Webster Financial                                  248,010          11,632
                                                                 -----------
                                                                     192,825
--------------------------------------------------------------------------------
HEALTHCARE -- 5.5%
  Haemonetics*#                                      288,200          11,730
  Health Tronics*                                    683,997           8,680
  Polymedical Industries#                            470,352          16,509
  RehabCare Group*                                   304,900           8,473
  Stewart Enterprises, Cl A                        1,976,074          11,699
                                                                 -----------
                                                                      57,091
--------------------------------------------------------------------------------
INDUSTRIALS -- 13.9%
  AGCO*#                                             718,073          13,184
  Bucyrus International                              389,693          13,904
  Capstone Turbine*#                               1,628,943           1,629
  Casella Waste Systems, Cl A*                     1,211,908          13,828
  CLARCOR                                            303,000           8,511
  Duratek*                                           568,709          12,472
  Harsco#                                            283,080          16,427
  Hydrogenics*#                                    2,161,100           7,564
  Kennametal#                                        177,280           7,800
  Lincoln Electric Holdings                          208,000           6,814
  Manitowoc#                                         215,449           8,732
  NCI Building Systems*                              211,000           7,288
  Nordson                                            312,200           9,706
  Simpson Manufacturing                              163,824           4,708
  Ultratech Stepper*                                 549,841           9,639
  Waste Connections*                                  86,938           3,224
                                                                 -----------
                                                                     145,430
--------------------------------------------------------------------------------
INSURANCE -- 0.6%
  Bristol West Holdings#                             347,600           6,013
--------------------------------------------------------------------------------
METALS & MINING -- 0.8%
  Jorgensen (Earle M.)*#                             958,800           8,006
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 8.2%
  Ashford Hospitality Trust                        1,070,131          10,659
  Biomed Realty Trust                                532,004          11,890

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES/    VALUE
                                                   PAR (000)        (000)
--------------------------------------------------------------------------------
  Corporate Office Properties Trust#                 503,338     $    14,058
  Digital Realty Trust                               758,459          11,377
  ECC Capital                                      1,287,600           7,739
  First Potomac Realty Trust                         368,615           8,349
  Highland Hospitality                               934,431           9,905
  U-Store-It-Trust                                   648,049          12,248
                                                                 -----------
                                                                      86,225
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.5%
  Avocent*#                                          480,900          13,465
  Brooks Automation*#                                523,706           7,897
  ChipMOS Technologies*#                           1,464,733           9,052
  DRS Technologies#                                  145,800           6,864
  MSC Software*(A)#                                1,193,344          12,274
  Multi-Fineline Electronix*#                        547,135           8,929
  Parametric Technology*                           2,124,338          12,789
  SupportSoft*                                     2,154,193          11,159
  Sybase*#                                           323,230           6,594
                                                                 -----------
                                                                      89,023
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.1%
  Inter-Tel                                          591,229          12,138
  Powerwave Technologies*#                           834,370           7,618
  Premiere Global Services*                        1,012,200          11,387
  SpectraLink                                        983,846          11,334
                                                                 -----------
                                                                      42,477
--------------------------------------------------------------------------------
TRANSPORTATION -- 7.0%
  Dryships*#                                         249,765           4,621
  Heartland Express                                  501,800          10,061
  International Shipping*#                         2,167,000          16,036
  Old Dominion*                                      376,769          11,480
  OMI#                                               552,561          10,686
  SCS Transportation*                                525,596           9,592
  TOP Tankers#                                       649,379          10,351
                                                                 -----------
                                                                      72,827
--------------------------------------------------------------------------------
UTILITIES -- 0.9%
  New Jersey Resources#                              204,500           9,223
--------------------------------------------------------------------------------
Total Common Stocks (Cost $954,883)                                1,022,120
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 2.5%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                          26,464,359          26,464
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund (Cost $26,464)                     26,464
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 100.3% (Cost $981,347)                  1,048,584
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-- 28.3% COMMERCIAL PAPER++ -- 1.9%
  Countrywide Financial
   3.110%, 06/01/05                               $   10,000           9,999
  Four Winds Funding
   3.120%, 06/01/05                                   10,000           9,999
                                                                 -----------
                                                                      19,998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      PAR           VALUE
                                                     (000)          (000)
--------------------------------------------------------------------------------
MASTER NOTES -- 2.9%
  Bank of America
   3.143%, 07/01/05                               $   20,000     $    20,000
  Bear Stearns
   3.213%, 06/01/05                                   10,000          10,000
                                                                 -----------
                                                                      30,000
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 3.8%
  Credit Suisse First Boston (B)
   3.132%, 08/17/05                                   10,000          10,005
  First Tennessee Bank (B)
   3.080%, 03/21/06                                   10,000          10,000
  Morgan Stanley (B)
   3.138%, 08/19/05                                   15,000          15,000
  Morgan Stanley (B)
   3.110%, 05/03/06                                    5,000           5,000
                                                                 -----------
                                                                      40,005
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.7%
  Bank of America
   3.110%, 06/01/05                                   26,041          26,041
  Bear Stearns
   3.158%, 06/01/05                                  150,000         150,000
  Dresdner Securities
   3.110%, 06/01/05                                   25,000          25,000
  Lehman Brothers
   3.133%, 06/01/05                                    5,000           5,000
                                                                 -----------
                                                                     206,041
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $296,044)++                            296,044
--------------------------------------------------------------------------------
Total Investments-- 128.6%(Cost $1,277,391)**                      1,344,628
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (28.6)%
  Investment Advisory Fees Payable                                      (915)
  12b-1 Fees Payable
   Class I                                                               (36)
   Class A                                                               (23)
   Class B                                                                (6)
   Class C                                                                (9)
  Administration Fees Payable                                            (62)
  Custody Fees Payable                                                   (10)
  Trustee Fees Payable                                                   (50)
  Payable For Collateral For Loaned Securities                      (296,044)
  Payable For Investments Purchased                                  (14,882)
  Payable For Shares of Beneficial Interest Purchased                 (2,821)
  Other                                                               15,818
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                    (299,040)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $ 1,045,588
--------------------------------------------------------------------------------

ALLEGIANT SMALL CAP VALUE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                  $   886,654
Undistributed net realized gain on investments                        91,697
Net unrealized appreciation on investments                            67,237
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 1,045,588
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($767,301,751 / 37,003,264 outstanding shares of
  beneficial interest)                                           $     20.74
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($233,390,447 / 11,762,554 outstanding shares of
  beneficial interest)                                           $     19.84
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($19.84 / 94.50%)    $     20.99
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($17,972,212 / 944,753 outstanding shares of beneficial
   interest)                                                     $     19.02
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($26,923,127 / 1,418,123 outstanding shares of beneficial
   interest)                                                     $     18.99
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $1,277,956.

        GROSS UNREALIZED APPRECIATION (000)         $  94,443
        GROSS UNREALIZED DEPRECIATION (000)           (27,771)
                                                    ---------
        NET UNREALIZED APPRECIATION (000)           $  66,672
                                                    =========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $281,471.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS (000) $20,986 AND REPRESENTS 0.02% OF NET ASSETS AS OF MAY 31, 2005.

(B) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT AGGRESSIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER          VALUE
                                                  OF SHARES         (000)
--------------------------------------------------------------------------------
AFFILIATED EQUITY FUNDS -- 77.1%
  Allegiant Large Cap Growth Fund, Class I           273,950     $     5,222
  Allegiant Large Cap Value Fund, Class I            289,675           5,092
                                                                 -----------
Total Affiliated Equity Funds (Cost $9,359)                           10,314
--------------------------------------------------------------------------------
AFFILIATED FIXED INCOME FUND -- 10.8%
  Allegiant Bond Fund, Class I                       140,838           1,439
                                                                 -----------
Total Affiliated Fixed Income Fund (Cost $1,427)                       1,439
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 12.1%
  Allegiant Money Market Fund, Class I             1,621,023           1,621
                                                                 -----------
Total Affiliated Money Market Fund (Cost $1,621)                       1,621
--------------------------------------------------------------------------------
Total Investments -- 100.0% (Cost $ 12,407)*                          13,374
--------------------------------------------------------------------------------
Other Assets & Liabilities -- 0.0%                                        (1)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $    13,373
--------------------------------------------------------------------------------

*     AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $12,472.

        GROSS UNREALIZED APPRECIATION (000)       $      902
        GROSS UNREALIZED DEPRECIATION (000)               --
                                                  ----------
        NET UNREALIZED APPRECIATION (000)         $      902
                                                  ==========

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
ASSETS
  Investments in affiliates, at value (Cost $12,407)             $    13,374
  Dividends and interest receivable                                        9
  Receivable for shares of beneficial interest sold                        1
                                                                 -----------
  Total Assets                                                        13,384
                                                                 -----------
LIABILITIES
  Administration fees payable                                              1
  Custody fees payable                                                     1
  Trustee fees payable                                                     1
  Other liabilities                                                        8
                                                                 -----------
     Total Liabilities                                                    11
                                                                 -----------
TOTAL NET ASSETS                                                 $    13,373
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization--no par value)                        $    12,796
Undistributed net investment income                                       46
Accumulated net realized loss on investments                            (436)
Net unrealized appreciation on investments                               967
--------------------------------------------------------------------------------
Total Net Assets                                                 $    13,373
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($6,686,788 / 679,461
  outstanding shares of beneficial interest)                     $      9.84
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($3,965,621 / 405,105 outstanding shares of beneficial
   interest)                                                     $      9.79
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.79 / 95.25%)     $     10.28
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,624,785 / 169,011 outstanding shares of beneficial
   interest)                                                     $      9.61
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,096,207 / 113,772 outstanding shares of beneficial
   interest)                                                     $      9.64
--------------------------------------------------------------------------------

ALLEGIANT BALANCED ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                     NUMBER         VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 47.3%
BASIC MATERIALS -- 2.3%
  3M                                                  12,290      $      942
  E.I. duPont de Nemours                              11,810             549
  Ecolab#                                             20,490             663
  Freeport-McMoRan Copper & Gold, Cl B                12,151             429
  MeadWestvaco#                                       15,601             447
  Praxair                                             12,332             578
                                                                  ----------
                                                                       3,608
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.8%
  Automatic Data Processing                           14,920             653
  DreamWorks Animation*                               22,600             664
  First Data                                          14,910             564
  Getty Images*#                                      12,300             921
                                                                  ----------
                                                                       2,802
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.5%
  Lowe's                                              15,580             891
  Office Depot*                                       47,740             942
  Wal-Mart Stores                                     11,230             530
                                                                  ----------
                                                                       2,363
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.1%
  Coca-Cola                                           12,510             558
  Coca-Cola Enterprises                                9,400             206
  Colgate-Palmolive                                   17,470             873
  Constellation Brands, Cl A*                         27,886             775
  Dean Foods*                                         21,676             845
  General Mills                                        8,567             424
  Kraft Foods#                                        16,635             540
  Kroger*#                                            44,620             748
  PepsiCo                                             23,330           1,313
  SYSCO#                                               8,800             327
                                                                  ----------
                                                                       6,609
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 4.5%
  Clear Channel Communications                        22,666             663
  Comcast, Cl A*                                      33,939           1,093
  Gannett                                              6,990             520
  International Game Technology                       23,860             672
  MGM Grand*                                          19,600             747
  Starbucks*                                          18,170             995
  Starwood Hotels & Resorts Worldwide                 13,100             733
  Time Warner*                                        64,440           1,121
  Viacom, Cl B                                        15,260             523
  Walt Disney                                          7,640             210
                                                                  ----------
                                                                       7,277
--------------------------------------------------------------------------------
ENERGY -- 2.4%
  Chevron                                             15,150             815
  ConocoPhillips                                       4,732             510
  Exxon Mobil                                         21,460           1,206
  Halliburton                                         18,962             810
  TransOcean*                                          9,760             486
                                                                  ----------
                                                                       3,827
--------------------------------------------------------------------------------
FINANCIALS -- 8.7%
  American International Group                        31,056           1,725
  AON                                                  6,600             165
--------------------------------------------------------------------------------
                                                     NUMBER         VALUE
                                                   OF SHARES        (000)
--------------------------------------------------------------------------------
  Bank of America                                     16,220             751
  Chubb                                                6,050             510
  Citigroup                                           60,420           2,846
  Fannie Mae                                           4,910             291
  Genworth Financial                                   5,380             156
  Goldman Sachs Group                                 11,140           1,086
  JP Morgan Chase                                     32,870           1,175
  MBNA                                                32,580             687
  Merrill Lynch                                       10,560             573
  Morgan Stanley                                      23,970           1,174
  Prudential Financial                                 6,010             380
  St. Paul Travelers                                   4,883             185
  U.S. Bancorp                                        22,900             672
  Wachovia                                            15,540             789
  Wells Fargo                                         13,635             824
                                                                  ----------
                                                                      13,989
--------------------------------------------------------------------------------
HEALTHCARE -- 7.5%
  Abbott Laboratories                                 19,140             923
  Amgen*                                              17,390           1,088
  Baxter International                                12,610             465
  Biomet                                              20,890             787
  Bristol-Myers Squibb                                 9,550             242
  Cooper                                              10,050             664
  Fisher Scientific*                                  15,000             937
  Genentech*                                          10,450             828
  Johnson & Johnson                                   21,170           1,421
  Medtronic                                           18,030             969
  Merck                                               23,850             774
  Pfizer                                              59,630           1,664
  UnitedHealth Group                                   9,200             447
  Wyeth Pharmaceuticals                               19,338             839
                                                                  ----------
                                                                      12,048
--------------------------------------------------------------------------------
INDUSTRIALS -- 1.9%
  General Electric                                    68,769           2,509
  Rockwell Automation                                  4,000             206
  United Technologies                                  2,750             293
                                                                  ----------
                                                                       3,008
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.9%
  Agilent Technologies*                               63,830           1,533
  Cisco Systems*                                      45,610             884
  Dell*                                               31,130           1,242
  eBay*                                               22,780             866
  Electronic Arts*                                    16,100             846
  EMC*                                                59,000             830
  International Business Machines                     10,950             827
  Linear Technology                                   20,530             769
  Lockheed Martin                                      5,950             386
  Microchip Technology                                17,000             504
  Microsoft                                          102,140           2,635
  Motorola                                            52,960             920
  Northrop Grumman                                     5,680             316
  Texas Instruments                                   24,570             679
  Yahoo!*                                             28,720           1,068
                                                                  ----------
                                                                      14,305
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
  BellSouth                                           13,190             353
  NII Holdings*#                                       9,240             551

--------------------------------------------------------------------------------
                                               NUMBER OF SHARES/     VALUE
                                                   PAR (000)         (000)
--------------------------------------------------------------------------------
  SBC Communications                                  21,280      $      497
  Verizon Communications                              22,530             797
                                                                  ----------
                                                                       2,198
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
  Burlington Northern Santa Fe                         9,722             481
  Union Pacific                                       13,250             887
                                                                  ----------
                                                                       1,368
--------------------------------------------------------------------------------
UTILITIES -- 1.4%
  Dominion Resources                                   4,130             290
  Exelon                                              18,330             859
  TXU#                                                13,400           1,076
                                                                  ----------
                                                                       2,225
--------------------------------------------------------------------------------
Total Common Stocks (Cost $65,332)                                    75,627
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 10.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.4%
  Federal National Mortgage Association
   7.000%, 06/01/31                              $        28              30
   7.000%, 01/01/33                                      145             153
   7.000%, 10/01/33                                       40              42
   6.500%, 04/01/26                                      327             341
   6.500%, 07/01/32                                      411             428
   6.500%, 09/01/32                                      377             392
   6.000%, 09/01/32                                       76              78
   6.000%, 06/01/35 TBA                                3,730           3,834
   5.500%, 02/01/32                                      285             290
   5.500%, 07/01/33                                       33              33
   5.500%, 12/01/33                                    1,278           1,298
   5.500%, 06/01/35 TBA                                2,800           2,838
   5.000%, 06/01/20 TBA                                  850             860
   5.000%, 09/01/33                                       68              68
   5.000%, 10/01/33                                      135             135
   5.000%, 11/01/33                                      657             658
   5.000%, 06/01/35 TBA                                3,145           3,143
   4.500%, 06/01/35 TBA                                  450             439
                                                                  ----------
                                                                      15,060
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.0%
  Government National Mortgage Association
   7.500%, 11/15/29                                        4               5
   6.500%, 09/15/28                                       32              34
   6.500%, 07/15/32                                       75              79
   6.500%, 10/15/33                                       27              28
   6.000%, 08/15/32                                       38              39
   6.000%, 02/15/33                                      185             192
   6.000%, 11/15/33                                       61              63
   5.500%, 10/15/33                                       48              49
   5.500%, 11/15/33                                       39              40
   5.500%, 06/01/35 TBA                                  700             715
   5.000%, 05/15/33                                      169             170
   5.000%, 09/15/33                                      136             138
   5.000%, 04/15/34                                       29              29
                                                                  ----------
                                                                       1,581
--------------------------------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $16,561)                                                      16,641
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                  OF SHARES          (000)
--------------------------------------------------------------------------------
FOREIGN STOCKS -- 9.9%
AUSTRALIA -- 0.2%
  Aristocrat Leisure (Consumer Discretionary)#         2,250      $       18
  BHP Billiton (Materials)#                            3,500              88
  Bluescope Steel (Materials)#                         2,000              12
  Brambles Industries (Industrials)#                   9,450              56
  Computershare (Industrials)#                        21,040              94
  QBE Insurance Group (Financials)                     1,000              11
                                                                  ----------
                                                                         279
--------------------------------------------------------------------------------
AUSTRIA -- 0.0%
  Erste Bank der Oesterreichischen Sparkassen
   (Financials)#                                         700              34
--------------------------------------------------------------------------------
BELGIUM -- 0.3%
  Colruyt NV (Consumer Staples)                          225              33
  Cumerio (Industrials)*                                 400               6
  Electrabel (Energy)#                                   135              59
  Fortis (Financials)                                  3,300              90
  KBC Bankverzekeringsholding (Financials)#            1,945             158
  Mobistar (Telecommunications)                          315              25
  Umicore (Materials)#                                   400              31
                                                                  ----------
                                                                         402
--------------------------------------------------------------------------------
BERMUDA -- 0.9%
  ChipMOS Technologies (Information
   Technology)*#                                       8,500              52
  Everest Re Group (Financials)#                       7,190             643
  Ship Finance International (Financials)                  1              --
  Weatherford International (Energy)*                 13,800             725
                                                                  ----------
                                                                       1,420
--------------------------------------------------------------------------------
BRAZIL -- 0.1%
  Petroleo Brasileiro SA -
   Petrobras, ADR (Energy)                             2,300             109

--------------------------------------------------------------------------------
CANADA -- 1.0%
  Canadian Natural Resources (Energy)                 32,640             952
  Research In Motion (Information Technology)*         7,000             580
                                                                  ----------
                                                                       1,532
--------------------------------------------------------------------------------
DENMARK -- 0.2%
  Danske Bank (Financials)                             1,600              46
  GN Store Nord (Telecommunications)                   6,818              78
  H. Lundbeck (Healthcare)                             1,400              35
  Jyske Bank (Financials)*                             1,050              40
  Kobenhavns Lufthavne (Industrials)                     200              44
  TDC A/S (Telecommunications)                           675              30
                                                                  ----------
                                                                         273
--------------------------------------------------------------------------------
FINLAND -- 0.1%
  Nokia Oyj, ADR (Information Technology)#             4,800              81
  Wartsila Oyj (Energy)                                3,280              99
                                                                  ----------
                                                                         180
--------------------------------------------------------------------------------
FRANCE -- 0.3%
  BNP Paribas (Consumer Discretionary)#                1,150              77
  L'Oreal (Consumer Discretionary)#                      975              71
  Neopost (Industrials)                                  280              25
  Sanofi-Aventis, ADR (Healthcare)#                    2,900             131
  Schlumberger (Energy)                                1,150              79

ALLEGIANT BALANCED ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                  OF SHARES          (000)
--------------------------------------------------------------------------------
FOREIGN STOCKS (CONTINUED)
FRANCE (CONTINUED)
  Total SA, ADR (Energy)#                                900      $      100
                                                                  ----------
                                                                         483
--------------------------------------------------------------------------------
GERMANY -- 0.7%
  Celesio (Healthcare)#                                1,000              82
  Deutsche Bank (Financials)#                            825              64
  Deutsche Post AG (Industrials)                       4,100              96
  SAP, ADR (Information Technology)#                  19,400             801
                                                                  ----------
                                                                       1,043
--------------------------------------------------------------------------------
HONG KONG -- 0.3%
  Cheung Kong Holdings (Financials)                    8,150              74
  China Mobile (Telecommunications)#                   3,400              62
  CLP Holdings (Utilities)                            10,675              61
  COSCO Pacific (Industrials)                         44,200              86
  Espirit Holdings (Consumer Discretionary)           11,350              81
  PetroChina, ADR (Energy)                             1,900             123
  Techtronic Industries (Information
   Technology)                                        25,760              58
                                                                  ----------
                                                                         545
--------------------------------------------------------------------------------
ISRAEL -- 0.0%
  Lumenis Ltd. (Healthcare)*                               7              --
  Teva Pharmaceutical Industries, ADR
   (Healthcare)#                                       2,000              67
                                                                  ----------
                                                                          67
--------------------------------------------------------------------------------
ITALY -- 0.1%
  Bulgari (Consumer Staples)#                          3,400              38
  Enel (Energy)#                                       2,720              25
  Eni, ADR (Materials)#                                  400              51
                                                                  ----------
                                                                         114
--------------------------------------------------------------------------------
JAPAN -- 1.2%
  Aiful (Financials)#                                    750              55
  Bank of Yokohama (Financials)*                      12,000              69
  Benesse (Industrials)                                1,100              35
  Canon (Consumer Discretionary)#                      2,800             152
  Honda Motor (Consumer Discretionary)                 3,800              94
  Hoya (Healthcare)                                      520              58
  Hyakugo Bank (Financials)                            4,350              27
  Kagoshima Bank (Financials)                          3,150              24
  Keyence (Information Technology)                       315              69
  Kuraray (Industrials)                                5,550              49
  Millea Holdings (Financials)                             5              66
  Mitsubishi Tokyo Financial Group (Financials)        6,930              58
  Mitsui (Industrials)                                 4,950              44
  Neomax (Materials)#                                  3,810              86
  Nippon Yusen Kabushiki (Industrials)                 4,950              27
  Nitto Denko (Industrials)                            1,800             101
  Osaka Gas (Utilities)                                4,635              14
  Secom (Consumer Discretionary)                       2,100              89
  Shiga Bank (Financials)                              7,000              43
  Shimano (Industrials)                                1,600              47
  Sony, ADR (Consumer Discretionary)                   1,600              60
  Square Enix (Consumer Discretionary)                 4,850             139
  Taiheiyo Cement (Industrials)                       20,250              53
  Takeda Chemical Industries (Materials)               2,760             133

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                  OF SHARES          (000)
--------------------------------------------------------------------------------
  Tokuyama (Industrials)                              13,500      $      100
  Yahoo! Japan (Information Technology)                   30              61
  Yamada Denki (Industrials)#                          1,850             101
                                                                  ----------
                                                                       1,854
--------------------------------------------------------------------------------
LUXEMBOURG -- 0.1%
  Tenaris, ADR (Industrials)                           1,600             112
--------------------------------------------------------------------------------
MALAYSIA -- 0.0%
  Maxis Communications (Telecommunications)           21,400              55
--------------------------------------------------------------------------------
NETHERLANDS -- 0.7%
  Akzo Nobel, ADR (Industrials)                        1,450              57
  DSM (Materials)                                      1,400              94
  SBM Offshore NV (Energy)                               750              48
  ING Groep, ADR (Financials)                          2,450              68
  Koninklijke Ahold (Consumer Staples)*                4,912              37
  Reed Elsevier (Industrials)#                         7,930             110
  Royal Dutch Petroleum, ADR (Energy)                  5,380             315
  Unilever, ADR (Consumer Discretionary)               6,960             463
                                                                  ----------
                                                                       1,192
--------------------------------------------------------------------------------
NORWAY -- 0.3%
  DNB (Financials)#                                    7,600              73
  Norsk Hydro (Energy)#                                1,010              82
  Orkla (Consumer Discretionary)#                      1,375              47
  Storebrand (Financials)                              6,400              53
  Tandberg (Telecommunications)*#                      8,300              89
  Telenor (Telecommunications)#                        7,750              62
  Yara International (Energy)#                         1,300              19
                                                                  ----------
                                                                         425
--------------------------------------------------------------------------------
SINGAPORE -- 0.1%
  Keppel (Industrials)                                10,000              70
  MobileOne (Information Technology)                  37,400              46
  STATS ChipPAC, ADR (Information
   Technology)*#                                      11,000              79
                                                                  ----------
                                                                         195
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.0%
  Sasol, ADR (Energy)                                  1,300              32
--------------------------------------------------------------------------------
SPAIN -- 0.1%
  Gestevision Telecinco (Telecommunications)           5,000             116
  Inditex (Consumer Discretionary)                       800              23
  Metrovacesa (Financials)                               250              15
  Red Electrica de Espana (Energy)                     3,100              77
                                                                  ----------
                                                                         231
--------------------------------------------------------------------------------
SWEDEN -- 0.2%
  Atlas Copco (Industrials)*                             540               1
  Atlas Copco, Cl A (Industrials)#                     2,490              38
  Hennes & Mauritz (Consumer Discretionary)            3,950             140
  Nordea (Financials)#                                 9,650              88
  Sandvik Rights (Industrials)*                        1,100               1
  SKF (Industrials)*#                                    500               2
  Telia (Telecommunications)#                         12,550              61
  Teliasonera Rights (Telecommunications)*            12,550               1
  Volvo, ADR (Consumer Discretionary)                    840              34
                                                                  ----------
                                                                         366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/     VALUE
                                                  PAR (000)         (000)
--------------------------------------------------------------------------------
SWITZERLAND -- 0.6%
  Alcon (Healthcare)#                                  6,043      $      618
  Nestle (Consumer Staples)                              344              91
  Nobel Biocare Holding (Healthcare)                     200              40
  Novartis, ADR (Healthcare)                           1,500              73
  Roche Holdings (Healthcare)                            402              51
  UBS AG, ADR (Financials)                               900              70
  UBS, ADR (Financials)                                  768              59
  Zurich Financial Services (Financials)*                135              22
                                                                  ----------
                                                                       1,024
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.4%
  Amdocs (Technology)*                                30,490             831
  AstraZeneca, ADR (Healthcare)                        2,240              95
  BAE Systems, ADR (Industrials)                       2,300              45
  Barclays (Financials)                                3,085             118
  BG Group (Energy)                                   10,050              76
  BP PLC, ADR (Energy)                                10,110             609
  Burberry Group (Consumer Discretionary)              6,500              48
  Diageo, ADR (Consumer Discretionary)                   635              37
  GlaxoSmithKline PLC, ADR (Healthcare)#              21,585           1,073
  GUS (Industrials)                                    1,600              25
  Hays PLC (Industrials)                              29,450              66
  HBOS (Financials)                                    4,900              71
  HSBC Holdings, ADR (Financials)#                       745              59
  Kelda Group (Energy)                                 2,000              23
  Prudential PLC (Financials)                          8,650              77
  Reckitt Benckiser PLC (Consumer
   Discretionary)                                      3,500             107
  Royal Bank of Scotland Group (Financials)            3,777             111
  SABMiller (Consumer Staples)                         6,900             106
  Scottish Southern Electric (Industrials)#            3,000              54
  Tesco (Consumer Discretionary)                      12,775              73
  United Defense Industries (Technology)#                450              34
  United Utilities (Utilities)#                        5,850              72
  Vodafone Group, ADR (Telecommunications)#            2,300              58
                                                                  ----------
                                                                       3,868
--------------------------------------------------------------------------------
Total Foreign Stocks (Cost $14,098)                                   15,835
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.6%
FEDERAL HOME LOAN BANK -- 4.3%
   6.500%, 08/15/07                              $       240             254
   3.875%, 06/08/07#                                     305             305
   3.375%, 09/14/07#                                     300             297
   3.250%, 08/11/06#                                     495             493
   2.938%, 06/20/05                                      900             899
   2.922%, 06/08/05#                                   1,850           1,849
   2.880%, 06/13/05#                                   2,760           2,757
                                                                  ----------
                                                                       6,854
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.5%
   4.000%, 04/15/19                                      700             658
   2.927%, 06/07/05#                                   1,800           1,799
                                                                  ----------
                                                                       2,457
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   7.250%, 01/15/10#                                   1,075           1,220
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $10,498)               10,531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PAR             VALUE
                                                    (000)            (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 5.3%
  Hang Seng Investment Index Fund,
   Series H Shares                               $     7,400      $       45
  iShares MSCI Austria Index Fund#                     5,000             113
  iShares MSCI EAFE Index Fund#                          900             139
  iShares MSCI Taiwan Index Fund#                      4,450              53
  StreetTRACKS Gold Trust*#                          196,500           8,184
--------------------------------------------------------------------------------
Total Mutual Funds (Cost $8,654)                                       8,534
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.1%
U.S. TREASURY BONDS -- 0.8%
   6.250%, 08/15/23#                                     865           1,066
   5.375%, 02/15/31                                      140             162
                                                                  ----------
                                                                       1,228
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 4.3%
   6.500%, 02/15/10#                                   1,740           1,945
   4.750%, 05/15/14#                                      65              69
   3.500%, 11/15/06#                                     990             990
   3.250%, 08/15/08#                                   2,205           2,179
   1.125%, 06/30/05#                                   1,800           1,798
                                                                  ----------
                                                                       6,981
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $8,151)                          8,209
--------------------------------------------------------------------------------
CORPORATE BONDS -- 4.6%
AUTOMOTIVE -- 0.1%
  Ford Motor
   7.000%, 10/01/13                                       70              65
  General Motors Acceptance
   8.000%, 11/01/31                                       50              42
                                                                  ----------
                                                                         107
--------------------------------------------------------------------------------
CABLE -- 0.1%
  Comcast Cable Communications
   7.125%, 06/15/13                                       90             104
  Cox Communications
   5.450%, 12/15/14                                      100             101
                                                                  ----------
                                                                         205
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.1%
  Harrahs Operating 144A (A)
   5.625%, 06/01/15                                      100             101
  Yum! Brands
   7.650%, 05/15/08                                       85              92
                                                                  ----------
                                                                         193
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.1%
  Kroger
   6.800%, 04/01/11                                      180             198
--------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.0%
  Clear Channel Communications
   5.750%, 01/15/13                                       85              84
--------------------------------------------------------------------------------
ENERGY -- 0.2%
  Kinder Morgan #
   5.150%, 03/01/15                                      160             161
  Nexen
   5.200%, 03/10/15                                      125             127

ALLEGIANT BALANCED ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                      PAR           VALUE
                                                     (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
ENERGY (CONTINUED)
  Xcel Energy
   7.000%, 12/01/10                              $       100      $      111
                                                                  ----------
                                                                         399
--------------------------------------------------------------------------------
FINANCIALS -- 1.7%
  American General Finance
   3.875%, 10/01/09                                      125             122
  Bank of America
   7.800%, 09/15/16                                      200             249
  Citigroup
   4.125%, 02/22/10                                      350             348
  General Electric Capital
   5.450%, 01/15/13                                      200             212
  Goldman Sachs
   6.600%, 01/15/12                                      250             277
  Household Finance
   5.875%, 02/01/09                                      350             368
   4.125%, 11/16/09                                       40              39
  International Lease Finance
   3.500%, 04/01/09                                      175             169
  Lehman Brothers Holdings
   4.250%, 01/27/10                                      200             199
  MBNA
   6.125%, 03/01/13                                      200             213
  Morgan Stanley Dean Witter
   5.300%, 03/01/13                                      200             207
  SLM
   5.125%, 08/27/12                                      100             103
  W.R. Berkley
   6.150%, 08/15/19                                      100             104
  Wachovia
   4.375%, 06/01/10                                      125             125
                                                                  ----------
                                                                       2,735
--------------------------------------------------------------------------------
INDUSTRIALS -- 0.2%
  Systems 2001 Asset Trust
   6.664%, 09/15/13                                      117             128
  United Technologies
   4.875%, 05/01/15                                      150             153
                                                                  ----------
                                                                         281
--------------------------------------------------------------------------------
REAL ESTATE -- 0.2%
  iStar Financial
   5.125%, 04/01/11                                      150             149
  Pulte Homes
   6.375%, 05/15/33                                      150             150
                                                                  ----------
                                                                         299
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
  Equity Office Properties Trust
   4.750%, 03/15/14                                      110             108
--------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 1.0%
  Aid-Israel
   5.500%, 04/26/24                                    1,425           1,578
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
  Deutsche Telecom
   8.500%, 06/15/10                                      135             158

--------------------------------------------------------------------------------
                                                     PAR             VALUE
                                                    (000)            (000)
--------------------------------------------------------------------------------
  France Telecom
   8.000%, 03/01/11                              $        90      $      105
  GTE
   6.940%, 04/15/28                                      200             228
  Telecom Italia Capital
   5.250%, 11/15/13                                      100             101
                                                                  ----------
                                                                         592
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
  Ryder System
   4.625%, 04/01/10                                      125             125
  Union Pacific
   6.125%, 01/15/12                                      180             194
                                                                  ----------
                                                                         319
--------------------------------------------------------------------------------
UTILITIES -- 0.2%
  AEP Texas Central
   6.650%, 02/15/33                                       90             105
  Dominion Resources
   6.750%, 12/15/32                                      160             182
                                                                  ----------
                                                                         287
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $7,229)                                    7,385
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 2.2%
AUTOMOTIVE -- 1.2%
  AESOP Funding II LLC, Series 2002-1A, Cl A
   3.850%, 10/20/06                                      333             334
  Daimler Chrysler Auto Trust, Series
  2002-A, Cl A4
   4.490%, 10/06/08                                      690             693
  Ford Credit Automotive Owner Trust,
   Series 2003-B, Cl A4
   2.410%, 08/15/07                                      600             592
  Household Automotive Trust, Series 2003-1,
   Cl A3
   1.730%, 12/17/07                                      232             231
                                                                  ----------
                                                                       1,850
--------------------------------------------------------------------------------
FINANCIALS -- 0.6%
  Chase Credit Card Master Trust,
   Series 2001-6, Cl A (B)
   3.220%, 03/16/09                                      200             200
  Citibank Credit Card Issuance Trust,
   Series 2001-A2, Cl A2 (B)
   3.349%, 02/07/08                                      500             501
  MBNA Master Credit Card Trust,
   Series 2001-A, Cl A (B)
   3.240%, 07/15/08                                      150             150
                                                                  ----------
                                                                         851
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 0.0%
  Saxon Asset Securities Trust, Series 1999-3,
   Cl AF6
   7.525%, 06/25/14                                       47              47
--------------------------------------------------------------------------------
UTILITIES -- 0.4%
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                                      565             673
--------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $3,320)                            3,421
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   PAR (000)/       VALUE
                                               NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 0.7%
GERMANY -- 0.3%
  German Treasury Bill ++
   2.082%, 08/17/05                                  EUR 382      $      468
--------------------------------------------------------------------------------
UNITED KINGDOM -- 0.4%
  United Kingdom Treasury Bill ++
   4.713%, 08/01/05                                  GBP 308             555
--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $1,070)                                      1,023
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1
   6.350%, 09/15/07                              $        37              37
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (Cost $36)                                                              37
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.0%
  Barton Capital
   3.020%, 06/13/05                                      800             799
  HBOS Treasury Services
   3.010%, 06/13/05                                      800             799
  Liberty Street Funding
   3.030%, 06/16/05                                      800             799
  Lloyds Bank
   3.000%, 06/13/05                                      800             799
  Old Line Funding
   3.020%, 06/10/05                                      800             800
  Prudential Funding
   3.020%, 06/13/05                                      800             799
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $4,795)                                   4,795
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 11.2%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                          17,967,876          17,968
--------------------------------------------------------------------------------
Total Affiliated Money Market Fund
  (Cost $17,968)                                                      17,968
--------------------------------------------------------------------------------
Total Investments Before Collateral
  For Loaned Securities -- 106.3%
   (Cost $157,712)                                                   170,006
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES--22.2%
MASTER NOTE -- 1.6%
  Bear Stearns
   3.213%, 06/01/05                              $     2,500           2,500
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 3.1%
  First Tennessee Bank (B)
   3.080%, 03/21/06                                    2,500           2,500
  Morgan Stanley (B)
   3.133%, 08/19/05                                    2,500           2,500
                                                                  ----------
                                                                       5,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      PAR           VALUE
                                                     (000)          (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.5%
  Bank of America
   3.110%, 06/01/05                              $    20,790      $   20,790
  Bear Stearns
   3.183%, 06/01/05                                    4,000           4,000
  Lehman Brothers
   3.133%, 06/01/05                                    3,205           3,205
                                                                  ----------
                                                                      27,995
--------------------------------------------------------------------------------
Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $35,495)++                              35,495
--------------------------------------------------------------------------------
Total Investments--128.5% (Cost $193,207)**                          205,501
--------------------------------------------------------------------------------
Total Other Assets & Liabilities -- (28.5)%                          (45,545)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $  159,956
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY

** AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $194,164.

           GROSS UNREALIZED APPRECIATION (000)         $    13,000
           GROSS UNREALIZED DEPRECIATION (000)              (1,663)
                                                       -----------
           NET UNREALIZED APPRECIATION (000)           $    11,337
                                                       ===========

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $34,463.

+     SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS

++    THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

++    SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

(B) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

EUR -- EURO

GBP -- BRITISH POUND

LLC -- LIMITED LIABILITY COMPANY

PLC -- PUBLIC LIABILITY COMPANY

TBA -- TO BE ANNOUNCED

ALLEGIANT BALANCED ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

FUTURES CONTRACTS:

                                      NOTIONAL                  UNREALIZED
                            NUMBER      COST                   APPRECIATION
                             OF        AMOUNT    EXPIRATION   (DEPRECIATION)
DESCRIPTION               CONTRACTS    (000)        DATE          (000)
----------------------    ---------   --------   ----------   --------------
Amsterdam Index                1      $     92    06/17/05         $--
DJ Euro Stoxx 50 Index         1            40    06/17/05           1
FTSE 100 Index                 5           476    06/17/05          (1)
IBEX 35 Index                  1           118    06/17/05           1
MSCI Singapore Index           8           246    06/29/05           1
MSCI Taiwan Index              3            75    06/29/05          --
S&P 500
  Composite Index             10         2,953    06/16/05          28
SPI 200 Index                  1            84    06/17/05          (2)
                                      --------                     ---
                                      $  4,084                     $28
                                      ========                     ===

CASH IN THE AMOUNT OF $200,853 IS HELD BY THE BROKER AS COLLATERAL TO COVER INITIAL MARGIN REQUIREMENTS FOR THE ABOVE OPEN FUTURES CONTRACTS (LONG POSITIONS).

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF OPEN FUTURES CONTRACTS HAVE BEEN SEGREGATED BY THE FUND.

FOREIGN CURRENCY EXCHANGE CONTRACTS:

                    CONTRACTS TO   IN EXCHANGE    CONTRACTS    UNREALIZED
SETTLEMENT            RECEIVE          FOR        AT VALUE    DEPRECIATION
MONTH        TYPE     (000)           (000)        (000)          (000)
--------------------------------------------------------------------------------
06/05        Buy    EUR      561     $  750        $  691         $(59)
06/05        Buy    JPY   65,949        639           610          (29)
                                     ------        ------         ----
                                     $1,389        $1,301         $(88)
                                     ======        ======         ====
EUR -- EURO
JPY -- JAPANESE YEN

TOTAL RETURN SWAP AGREEMENT:
                                                                UNREALIZED
                                                     NOTIONAL  APPRECIATION
                                         EXPIRATION   AMOUNT   (DEPRECIATION)
                                            DATE      (000)        (000)
--------------------------------------------------------------------------------
Agreement with Bank of America, N.A.
  to receive quarterly total return on
  Bank of America CMBS AAA 10 year
  Index and pay quarterly a floating
  rate based on 3-month LIBOR
  minus 0.45%                             11/30/05   $  3,000      $ --

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF THE TOTAL RETURN SWAP AGREEMENT HAVE BEEN SEGREGATED BY THE FUND.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
ASSETS
  Investments in non-affiliates at value,
   (Identified cost $139,744)                                     $  152,038
  Investments in affiliates at value,
   (Identified cost $17,968)                                          17,968
  Foreign currency, at value,
   (Identified cost $660)                                                642
  Short term investments held as collateral
   for loaned securities,
   (Identified cost $35,495)                                          35,495
  Receivable for shares of beneficial interest sold                      165
  Receivable for investments sold                                      1,835
  Dividends and interest receivable                                      492
  Other assets                                                            42
                                                                  ----------
     Total Assets                                                    208,677
                                                                  ----------
LIABILITIES
  Payable for collateral for loaned securities                        35,495
  Payable for shares of beneficial interest purchased                     96
  Payable for investments purchased                                   12,726
  Future variation margin payable                                        133
  Net unrealized depreciation on foreign currency
   exchange contracts                                                     88
  Investment advisory fees payable                                       105
  12b-1 fees payable
   Class I                                                                 4
   Class A                                                                 1
   Class B                                                                 2
   Class C                                                                 1
  Administration fees payable                                             10
  Custody fees payable                                                     1
  Trustee fees payable                                                     7
  Other liabilities                                                       52
                                                                  ----------
     Total Liabilities                                                48,721
                                                                  ----------
TOTAL NET ASSETS                                                  $  159,956
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                       $  156,700
Undistributed net investment income                                      680
Accumulated net realized loss on investments                          (9,640)
Net unrealized depreciation of foreign currency and translation
  of other assets and liabilities in foreign currency                   (106)
Net unrealized appreciation on investments and futures                12,322
--------------------------------------------------------------------------------
Total Net Assets                                                  $  159,956
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($133,953,678 / 13,463,411
  outstanding shares of beneficial interest)                      $     9.95
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($17,859,063 / 1,792,888 outstanding shares of beneficial
  interest)                                                       $     9.96
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.96 / 95.25%)      $    10.46
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,458,357 / 648,271 outstanding shares of beneficial
  interest)                                                       $     9.96
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,684,842 / 169,986 outstanding shares of beneficial
  interest)                                                       $     9.91
--------------------------------------------------------------------------------

ALLEGIANT CONSERVATIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                    NUMBER           VALUE
                                                  OF SHARES          (000)
--------------------------------------------------------------------------------
AFFILIATED EQUITY FUNDS -- 36.9%
  Allegiant Large Cap Growth Fund, Class I          109,684       $    2,091
  Allegiant Large Cap Value Fund, Class I           115,940            2,038
                                                                  ----------
Total Affiliated Equity Funds (Cost $3,722)                            4,129
--------------------------------------------------------------------------------
AFFILIATED FIXED INCOME FUND -- 51.3%
  Allegiant Intermediate Bond Fund, Class I         531,748            5,732
                                                                  ----------
Total Affiliated Fixed Income Fund
  (Cost $5,649)                                                        5,732
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 11.7%
  Allegiant Money Market Fund, Class I            1,309,609            1,310
                                                                  ----------
Total Affiliated Money Market Fund
  (Cost $1,310)                                                        1,310
--------------------------------------------------------------------------------
Total Investments -- 99.9% (Cost $10,681)*                            11,171
--------------------------------------------------------------------------------
Other Assets & Liabilities -- 0.1%                                        10
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                        $   11,181
--------------------------------------------------------------------------------

* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $10,732.

     GROSS UNREALIZED APPRECIATION (000)                  $   439
     GROSS UNREALIZED DEPRECIATION (000)                       --
                                                          -------
     NET UNREALIZED APPRECIATION (000)                    $   439
                                                          =======

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                                    VALUE
                                                                    (000)
--------------------------------------------------------------------------------
ASSETS
  Investments in affiliates, at value (Cost $10,681)              $   11,171
  Dividends and interest receivable                                       20
  Receivable for shares of beneficial interest sold                        1
                                                                  ----------
     Total Assets                                                     11,192
                                                                  ----------
LIABILITIES
  Administration fees payable                                              1
  Payable for shares of beneficial interest purchased                      1
  Other liabilities                                                        9
                                                                  ----------
     Total Liabilities                                                    11
                                                                  ----------
TOTAL NET ASSETS                                                  $   11,181
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                       $   10,579
Undistributed net investment income                                       30
Undistributed net realized gain on investments                            82
Net unrealized appreciation on investments                               490
--------------------------------------------------------------------------------
Total Net Assets                                                  $   11,181
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($5,328,416 / 513,419 outstanding shares of
  beneficial interest)                                            $    10.38
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($3,755,414 / 362,210 outstanding shares of beneficial
  interest)                                                       $    10.37
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.37 / 95.25%)     $    10.89
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,056,170 / 102,301 outstanding shares of beneficial
  interest)                                                       $    10.32
--------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($1,040,566 / 100,689 outstanding shares of beneficial
  interest)                                                       $    10.33
--------------------------------------------------------------------------------

ALLEGIANT EQUITY FUNDS
STATEMENTS OF OPERATIONS (000)
YEAR ENDED MAY 31, 2005

-------------------------------------------------------------------------------------------------------------------
                                                                                         LARGE CAP
                                                                         INTERNATIONAL     CORE       LARGE CAP
                                                                          EQUITY FUND   EQUITY FUND  GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................................      $   6,777     $   3,622    $   8,982
Interest .............................................................            440            --           --
Income from affiliate(1) .............................................            271            29           55
Security lending income ..............................................            286            43          158
Less: foreign taxes withheld .........................................           (521)           (2)         (52)
-------------------------------------------------------------------------------------------------------------------
Total Investment Income ..............................................          7,253         3,692        9,143
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees .............................................          3,163         1,693        5,019
Administration fees ..................................................            193           158          468
12b-1 fees:
   Class I Shares ....................................................            168           139          338
   Class A Shares ....................................................              8             5           88
   Class B Shares ....................................................             12            27           70
   Class C Shares ....................................................              9             5            9
   Class R Shares ....................................................              2             3            3
Shareholder services fees:
   Class A Shares ....................................................             29            20          338
   Class B Shares ....................................................              4             9           23
   Class C Shares ....................................................              3             2            3
Transfer agent fees ..................................................            118            84          309
Custodian fees .......................................................            231            36           80
Professional fees ....................................................             26            25           63
Pricing fees .........................................................             29             2            3
Printing and shareholder reports .....................................             24            21           66
Registration and filing fees .........................................             27            18           58
Trustees' fees .......................................................             11            10           28
Miscellaneous ........................................................             13            11           37
-------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................          4,070         2,268        7,003
-------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ...................................           (270)           --           --
-------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................................          3,800         2,268        7,003
-------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .........................................          3,453         1,424        2,140
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold .........................         50,471         1,146        7,185
Net realized gain on foreign currency transactions ...................          1,853            --           --
Net realized gain (loss) on futures ..................................          4,176           177          434
Net change in unrealized appreciation (depreciation) on futures ......           (197)          (44)        (113)
Net change in unrealized appreciation (depreciation) on
   foreign currency translation ......................................         (1,794)           --           --
Net change in unrealized appreciation (depreciation) on investments ..        (25,833)       14,633       10,592
-------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments .......................................         28,676        15,912       18,098
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ......      $  32,129     $  17,336    $  20,238
===================================================================================================================

(1)   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------
                                                                          LARGE CAP    MID CAP      MID CAP     S&P 500
                                                                         VALUE FUND  GROWTH FUND  VALUE FUND  INDEX FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................................   $  14,663    $     170   $   1,024   $   8,275
Interest .............................................................           1           --          --          30
Income from affiliate(1) .............................................         106           23          24         196
Security lending income ..............................................          61           31          23          53
Less: foreign taxes withheld .........................................         (84)          (1)         (2)         --
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income ..............................................      14,747          223       1,069       8,554
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees .............................................       4,508          489         602       1,435
Administration fees ..................................................         421           34          42         287
12b-1 fees:
   Class I Shares ....................................................         354           16          30          19
   Class A Shares ....................................................          30           12           4           1
   Class B Shares ....................................................          78           20          28          27
   Class C Shares ....................................................           5            3           6          14
   Class R Shares ....................................................           4           --           3           9
Shareholder services fees:
   Class A Shares ....................................................         114           46          14          44
   Class B Shares ....................................................          26            6           9           9
   Class C Shares ....................................................           2            1           2           5
Transfer agent fees ..................................................         262           75          38         132
Custodian fees .......................................................          73           14          15          54
Professional fees ....................................................          63            8          11          40
Pricing fees .........................................................           3            4           3          16
Printing and shareholder reports .....................................          62            4           6          39
Registration and filing fees .........................................          49            6           5          36
Trustees' fees .......................................................          26            1           3          17
Miscellaneous ........................................................          34            2           3          20
--------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................       6,114          741         824       2,204
--------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ...................................          --         (148)       (151)       (615)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................................       6,114          593         673       1,589
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .........................................       8,633         (370)        396       6,965
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold .........................      38,771        1,041       9,289     (13,940)
Net realized gain on foreign currency transactions ...................          --           --          --          --
Net realized gain (loss) on futures ..................................        (171)          81           7       1,118
Net change in unrealized appreciation (depreciation) on futures ......          89           (7)         --         253
Net change in unrealized appreciation (depreciation) on
   foreign currency translation ......................................          --           --          --          --
Net change in unrealized appreciation (depreciation) on investments ..      24,667       (2,001)        424      39,542
--------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments .......................................      63,356         (886)      9,720      26,973
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ......   $  71,989    $  (1,256)  $  10,116   $  33,938
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                     SMALL CAP   SMALL CAP   SMALL CAP
                                                                                     CORE FUND  GROWTH FUND  VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................................               $     430   $     299   $  11,722
Interest .............................................................                       2          --          --
Income from affiliate(1) .............................................                      58          38         356
Security lending income ..............................................                      78         134         544
Less: foreign taxes withheld .........................................                      --          --          (9)
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income ..............................................                     568         471      12,613
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees .............................................                     910         862      10,960
Administration fees ..................................................                      64          60         767
12b-1 fees:
   Class I Shares ....................................................                      60          37         536
   Class A Shares ....................................................                       1          13         150
   Class B Shares ....................................................                       1          29         132
   Class C Shares ....................................................                       3           5         187
   Class R Shares ....................................................                      --           1          --
Shareholder services fees:
   Class A Shares ....................................................                       3          51         573
   Class B Shares ....................................................                      --          10          44
   Class C Shares ....................................................                       1           2          62
Transfer agent fees ..................................................                      19         150         450
Custodian fees .......................................................                      21          20         117
Professional fees ....................................................                      15          13         103
Pricing fees .........................................................                       2           4           4
Printing and shareholder reports .....................................                      10          10          93
Registration and filing fees .........................................                       7           5          96
Trustees' fees .......................................................                       5           2          49
Miscellaneous ........................................................                       6           7          56
--------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................                   1,128       1,281      14,379
--------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ...................................                      --         (60)         --
--------------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................................                   1,128       1,221      14,379
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .........................................                    (560)       (750)     (1,766)
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold .........................                  (6,030)     (5,806)    148,435
Net realized gain on foreign currency transactions ...................                      --          --          --
Net realized gain (loss) on futures ..................................                      44          85          --
Net change in unrealized appreciation (depreciation) on futures ......                      51          --          --
Net change in unrealized appreciation (depreciation) on
   foreign currency translation ......................................                      --          --          --
Net change in unrealized appreciation (depreciation) on investments ..                  21,124      (2,953)    (26,588)
--------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments .......................................                  15,189      (8,674)    121,847
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ......               $  14,629   $  (9,424)  $ 120,081
==========================================================================================================================

ALLEGIANT ASSET ALLOCATION FUNDS
STATEMENTS OF OPERATIONS (000)
YEAR ENDED MAY 31, 2005

---------------------------------------------------------------------------------------------------------------------------
                                                                                     AGGRESSIVE   BALANCED   CONSERVATIVE
                                                                                     ALLOCATION  ALLOCATION   ALLOCATION
                                                                                        FUND        FUND         FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ............................................................                $     77    $  1,981     $     33
Interest .............................................................                      56       1,899          197
Income from affiliate+ ...............................................                      20         248           16
Security lending income ..............................................                      --          70           --
Less: foreign taxes withheld .........................................                      --         (35)          --
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income ..............................................                     153       4,163          246
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees .............................................                      33       1,228           28
Administration fees ..................................................                       9         115            8
12b-1 fees:
   Class I Shares ....................................................                       3          68            3
   Class A Shares ....................................................                       2           9            2
   Class B Shares ....................................................                      10          51            7
   Class C Shares ....................................................                       7          13            8
Shareholder services fees:
   Class A Shares ....................................................                       9          47            9
   Class B Shares ....................................................                       4          17            3
   Class C Shares ....................................................                       3           4            3
Transfer agent fees ..................................................                      10          87            6
Custodian fees .......................................................                       6         108            5
Professional fees ....................................................                       4          23            3
Pricing fees .........................................................                      --          46           --
Printing and shareholder reports .....................................                       1          18            1
Registration and filing fees .........................................                       1          14            1
Trustees' fees .......................................................                       1           7           --
Miscellaneous ........................................................                       1           3           --
---------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................                     104       1,858           87
---------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ...................................                     (33)         --          (28)
---------------------------------------------------------------------------------------------------------------------------
Net Expenses .........................................................                      71       1,858           59
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ................................................                      82       2,305          187
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments sold(2) .............................                     199       6,733          268
Net realized gain on foreign currency transactions ...................                      --         149           --
Net realized gain on futures .........................................                      --         993           --
Net realized gain on swap agreements .................................                      --          34           --
Capital gain distributions received from other affiliated funds ......                     278          --          124
Net change in unrealized depreciation on futures .....................                      --        (102)          --
Net change in unrealized appreciation (depreciation) on
   foreign currency translation ......................................                      --        (124)          --
Net change in unrealized appreciation on investments(2) ..............                     312       2,712           11
---------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments ..............................................                     789      10,395          403
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations .................                $    871    $ 12,700     $    590
===========================================================================================================================

(1)   SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.

(2)   REPRESENTS   INVESTMENTS  IN  AFFILIATES  FOR  AGGRESSIVE  ALLOCATION  AND
      CONSERVATIVE ALLOCATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          ALLEGIANT EQUITY FUNDS
                                       STATEMENTS OF CHANGES IN NET ASSETS (000)

-----------------------------------------------------------------------------------------------------------------
                                                            INTERNATIONAL EQUITY FUND  LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                           --------------------------  --------------------------
                                                           MAY 31, 2005  MAY 31, 2004  MAY 31, 2005  MAY 31, 2004
-----------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                       $   3,453     $   2,244     $   1,424     $   1,550
Net realized gain on investments sold,
   futures and foreign currency transactions                   56,500        48,107         1,323        15,879
Net change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency translation      (27,824)       29,543        14,589         7,588
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           32,129        79,894        17,336        25,017
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                     (4,029)       (4,678)       (1,507)       (1,533)
   Class A                                                       (141)         (140)          (41)          (39)
   Class B                                                         (7)          (18)          (10)           (1)
   Class C                                                        (10)           (9)           (2)           --
   Class H                                                         --            (1)           --            --
   Class R                                                         (4)           (4)           (3)           (1)
Distributions from net realized capital gains:
   Class I                                                         --            --        (2,935)           --
   Class A                                                         --            --          (113)           --
   Class B                                                         --            --           (51)           --
   Class C                                                         --            --            (9)           --
   Class R                                                         --            --           (10)           --
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (4,191)       (4,850)       (4,681)       (1,574)
-----------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                     24,403       100,876        20,927        52,297
   Class A                                                      2,344        61,576         2,179         4,402
   Class B                                                        129           293           561         1,946
   Class C                                                      4,025         6,730           122           546
   Class H                                                         --            14            --           126
   Class R                                                        148           360           321           492
Reinvestment of dividends and distributions:
   Class I                                                        788           904         3,887         1,182
   Class A                                                        130           129           150            37
   Class B                                                          7            17            61             1
   Class C                                                         10             8            12            --
   Class H                                                         --             1            --            --
   Class R                                                          4             4            12             1
-----------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued and reinvested               31,988       170,912        28,232        61,030
-----------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                   (122,711)     (214,173)      (34,993)      (18,350)
   Class A                                                     (3,866)      (86,528)       (3,533)       (1,135)
   Class B                                                       (762)         (926)         (781)         (349)
   Class C                                                     (4,071)       (6,113)         (113)         (423)
   Class H                                                         --          (114)           --          (288)
   Class R                                                       (112)         (107)          (37)          (68)
-----------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                               (131,522)     (307,961)      (39,457)      (20,613)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions     (99,534)     (137,049)      (11,225)       40,417
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (71,596)      (62,005)        1,430        63,860
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                          295,057       357,062       222,961       159,101
-----------------------------------------------------------------------------------------------------------------
   End of year*                                             $ 223,461     $ 295,057     $ 224,391     $ 222,961
=================================================================================================================
*Including undistributed net investment income              $   6,046     $   3,866     $     138     $     277
=================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

----------------------------------------------------------------------------------------------
                                                                    LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED
                                                                  ----------------------------
                                                                  MAY 31, 2005  MAY 31, 2004
----------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                       $   2,140     $     163
Net realized gain on investments sold and futures                      7,619        43,081
Net change in unrealized appreciation (depreciation) on
   investments and futures                                            10,479        20,635
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       20,238        63,879
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                --        (2,113)
   Class A                                                                --          (339)
   Class B                                                                --            (7)
   Class C                                                                --            (1)
   Class R                                                                --            (1)
Distributions from net realized capital gains:
   Class I                                                            (6,949)           --
   Class A                                                            (1,766)           --
   Class B                                                              (127)           --
   Class C                                                               (16)           --
   Class H                                                                --            --
   Class R                                                                (5)           --
Return of capital distributions:
   Class I                                                                --            --
----------------------------------------------------------------------------------------------
Total dividends and distributions                                     (8,863)       (2,461)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                            58,277        81,601
   Class A                                                             9,108        15,576
   Class B                                                               988         3,729
   Class C                                                               396           416
   Class H                                                                --            10
   Class R                                                               277           571
Net asset value of shares issued from merger(1):
   Class I                                                            12,856        53,365
   Class A                                                             8,453         6,453
   Class B                                                                           3,108
   Class C                                                                             333
Reinvestment of dividends and distributions:
   Class I                                                             5,759         1,136
   Class A                                                             1,712           328
   Class B                                                               126             6
   Class C                                                                16             1
   Class H                                                                --            --
   Class R                                                                 5             1
----------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested              97,973       166,634
----------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                          (184,773)     (145,794)
   Class A                                                           (34,466)      (28,983)
   Class B                                                            (1,589)         (793)
   Class C                                                              (332)         (209)
   Class H                                                                --           (83)
   Class R                                                               (78)         (279)
----------------------------------------------------------------------------------------------
Total value of shares redeemed                                      (221,238)     (176,141)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions           (123,265)       (9,507)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (111,890)       51,911
----------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                 734,647       682,736
----------------------------------------------------------------------------------------------
   End of year*                                                    $ 622,757     $ 734,647
==============================================================================================
*Including undistributed net investment income                     $   2,140     $      --
==============================================================================================

(1)   SEE NOTE 10 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------
                                                                     LARGE CAP VALUE FUND         MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                                  --------------------------  --------------------------
                                                                  MAY 31, 2005  MAY 31, 2004  MAY 31, 2005  MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                       $   8,633     $   7,610     $    (370)    $    (756)
Net realized gain on investments sold and futures                     38,600        29,968         1,122        14,547
Net change in unrealized appreciation (depreciation) on
   investments and futures                                            24,756        58,009        (2,008)          676
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       71,989        95,587        (1,256)       14,467
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                            (7,947)       (7,417)           --            --
   Class A                                                              (554)         (462)           --            --
   Class B                                                               (55)          (64)           --            --
   Class C                                                                (3)           (5)           --            --
   Class R                                                                (5)           (2)           --            --
Distributions from net realized capital gains:
   Class I                                                           (21,248)           --            --            --
   Class A                                                            (1,781)           --            --            --
   Class B                                                              (407)           --            --            --
   Class C                                                               (24)           --            --            --
   Class H                                                                --            --            --            --
   Class R                                                               (23)           --            --            --
Return of capital distributions:
   Class I                                                                --            --            --           (10)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                    (32,047)       (7,950)           --           (10)
------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                            70,118        85,890         1,306         5,954
   Class A                                                             7,656         8,470         2,072         4,666
   Class B                                                             1,179         4,336           241           805
   Class C                                                               263           593         1,367           186
   Class H                                                                --           108            --            10
   Class R                                                               130           784            --            --
Net asset value of shares issued from merger(1):
   Class I                                                            18,164            --            --            --
   Class A                                                             2,470            --            --            --
   Class B                                                                --            --            --            --
   Class C                                                                --            --            --            --
Reinvestment of dividends and distributions:
   Class I                                                            16,763         1,921            --             6
   Class A                                                             2,081           400            --            --
   Class B                                                               457            63            --            --
   Class C                                                                26             4            --            --
   Class H                                                                --            --            --            --
   Class R                                                                28             2            --            --
------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested             119,335       102,571         4,986        11,627
------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                          (118,367)     (147,240)      (53,821)      (24,205)
   Class A                                                            (7,851)       (7,849)       (4,165)       (4,499)
   Class B                                                            (3,062)       (2,312)       (1,756)       (2,146)
   Class C                                                              (249)         (250)       (1,442)          (66)
   Class H                                                                --          (239)           --           (48)
   Class R                                                               (57)         (323)           --            --
------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                      (129,586)     (158,213)      (61,184)      (30,964)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions            (10,251)      (55,642)      (56,198)      (19,337)
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               29,691        31,995       (57,454)       (4,880)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                 578,741       546,746        90,856        95,736
------------------------------------------------------------------------------------------------------------------------
   End of year*                                                    $ 608,432     $ 578,741     $  33,402     $  90,856
========================================================================================================================
*Including undistributed net investment income                     $   1,180     $   1,113     $      --     $      --
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                  MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                                  FOR THE YEAR ENDED
                                                                                              --------------------------
                                                                                              MAY 31, 2005  MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                   $     396     $     160
Net realized gain on investments sold and futures                                                  9,296         8,766
Net change in unrealized appreciation (depreciation) on
   investments and futures                                                                           424         3,892
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                   10,116        12,818
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                                          (157)         (328)
   Class A                                                                                            (5)          (19)
   Class B                                                                                            --            (5)
   Class C                                                                                            --            --
   Class R                                                                                            --            (1)
Distributions from net realized capital gains:
   Class I                                                                                        (8,330)       (1,046)
   Class A                                                                                          (958)          (75)
   Class B                                                                                          (629)          (50)
   Class C                                                                                          (136)          (10)
   Class H                                                                                            --            (3)
   Class R                                                                                           (87)           (3)
Return of capital distributions:
   Class I                                                                                            --            --
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                (10,302)       (1,540)
------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                                         3,524        18,115
   Class A                                                                                         1,576         3,897
   Class B                                                                                           446         3,255
   Class C                                                                                           107           794
   Class H                                                                                            --           165
   Class R                                                                                           384           293
Net asset value of shares issued from merger(1):
   Class I                                                                                            --            --
   Class A                                                                                            --            --
   Class B                                                                                            --            --
   Class C                                                                                            --            --
Reinvestment of dividends and distributions:
   Class I                                                                                         4,227           539
   Class A                                                                                           937            90
   Class B                                                                                           623            54
   Class C                                                                                           136            10
   Class H                                                                                            --             3
   Class R                                                                                            87             4
------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                                          12,047        27,219
------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                                       (14,236)      (12,774)
   Class A                                                                                        (1,758)         (590)
   Class B                                                                                          (442)         (137)
   Class C                                                                                          (144)          (11)
   Class H                                                                                            --          (197)
   Class R                                                                                          (164)          (49)
------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                                   (16,744)      (13,758)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                                         (4,697)       13,461
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                           (4,883)       24,739
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                                              62,357        37,618
------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                                $  57,474     $  62,357
========================================================================================================================
*Including undistributed net investment income                                                 $     234     $      --
========================================================================================================================

ALLEGIANT EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------------
                                                                      S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED
                                                                  --------------------------
                                                                  MAY 31, 2005  MAY 31, 2004
--------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                      $     6,965   $     4,794
Net realized gain (loss) on investments sold and futures              (12,822)        3,509
Net change in unrealized appreciation (depreciation) on
   investments and futures                                             39,795        48,616
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        33,938        56,919
--------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                             (6,651)       (4,400)
   Class A                                                               (267)         (135)
   Class B                                                                (29)           (9)
   Class C                                                                (16)           (5)
   Class R                                                                (16)           (6)
Distributions from net realized capital gains:
   Class I                                                                 --            --
   Class A                                                                 --            --
   Class B                                                                 --            --
   Class C                                                                 --            --
   Class H                                                                 --            --
--------------------------------------------------------------------------------------------
Total dividends and distributions                                      (6,979)       (4,555)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                            101,621       156,878
   Class A                                                             10,753         7,451
   Class B                                                              1,296         1,082
   Class C                                                                605           793
   Class H                                                                 --           173
   Class R                                                                611         2,121
Net asset value of shares issued from merger(1):
   Class I                                                                 --            --
   Class A                                                                 --            --
Reinvestment of dividends and distributions:
   Class I                                                              5,919         4,110
   Class A                                                                248           124
   Class B                                                                 27             9
   Class C                                                                 15             5
   Class H                                                                 --            --
   Class R                                                                 17             7
--------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested              121,112       172,753
--------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                           (180,907)     (104,420)
   Class A                                                             (5,970)       (6,066)
   Class B                                                               (483)         (221)
   Class C                                                               (234)         (147)
   Class H                                                                 --          (248)
   Class R                                                               (979)         (803)
--------------------------------------------------------------------------------------------
Total value of shares redeemed                                       (188,573)     (111,905)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions             (67,461)       60,848
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (40,502)      113,212
--------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                  410,052       296,840
--------------------------------------------------------------------------------------------
   End of year*                                                   $   369,550   $   410,052
============================================================================================
*Including undistributed net investment income                    $       801   $       818
============================================================================================

**    COMMENCEMENT OF OPERATIONS.

(1)   SEE NOTE 10 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          SMALL CAP CORE FUND              SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE            FOR THE              FOR THE YEAR ENDED
                                                                   YEAR ENDED   PERIOD APRIL 2, 2004**-  --------------------------
                                                                  MAY 31, 2005       MAY 31, 2004        MAY 31, 2005  MAY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                      $      (560)       $       (26)        $      (750)  $    (2,216)
Net realized gain (loss) on investments sold and futures               (5,986)              (437)             (5,721)       51,555
Net change in unrealized appreciation (depreciation) on
   investments and futures                                             21,175               (831)             (2,953)      (13,663)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        14,629             (1,294)             (9,424)       35,676
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                 --                 --                  --            --
   Class A                                                                 --                 --                  --            --
   Class B                                                                 --                 --                  --            --
   Class C                                                                 --                 --                  --            --
   Class R                                                                 --                 --                  --            --
Distributions from net realized capital gains:
   Class I                                                                 --                 --                  --            --
   Class A                                                                 --                 --                  --            --
   Class B                                                                 --                 --                  --            --
   Class C                                                                 --                 --                  --            --
   Class H                                                                 --                 --                  --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                          --                 --                  --            --
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                            120,123             30,303              12,703        40,402
   Class A                                                              3,165                242               4,673        27,491
   Class B                                                                220                 25                 189         1,325
   Class C                                                                400                286                 281           951
   Class H                                                                 --                 --                  --            57
   Class R                                                                 --                 --                  64           254
Net asset value of shares issued from merger(1):
   Class I                                                                 --                 --               9,086            --
   Class A                                                                 --                 --                 569            --
Reinvestment of dividends and distributions:
   Class I                                                                 --                 --                  --            --
   Class A                                                                 --                 --                  --            --
   Class B                                                                 --                 --                  --            --
   Class C                                                                 --                 --                  --            --
   Class H                                                                 --                 --                  --            --
   Class R                                                                 --                 --                  --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested              123,908             30,856              27,565        70,480
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                            (11,887)                (9)           (120,026)      (94,244)
   Class A                                                             (1,020)                (2)             (8,163)      (27,069)
   Class B                                                                 --                 --              (2,506)       (2,179)
   Class C                                                                (58)                --                (305)         (692)
   Class H                                                                 --                 --                  --          (119)
   Class R                                                                 --                 --                 (89)          (78)
-----------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                        (12,965)               (11)           (131,089)     (124,381)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions             110,943             30,845            (103,524)      (53,901)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               125,572             29,551            (112,948)      (18,225)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                   29,551                 --             162,809       181,034
-----------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                   $   155,123        $    29,551         $    49,861   $   162,809
===================================================================================================================================
*Including undistributed net investment income                    $        --        $        --         $        --   $        --
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR THE YEAR ENDED
                                                                                                         --------------------------
                                                                                                         MAY 31, 2005  MAY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                             $    (1,766)  $       (12)
Net realized gain (loss) on investments sold and futures                                                     148,435       293,045
Net change in unrealized appreciation (depreciation) on
   investments and futures                                                                                   (26,588)      (35,003)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              120,081       258,030
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                                                        --        (2,331)
   Class A                                                                                                        --          (171)
   Class B                                                                                                        --            --
   Class C                                                                                                        --            --
   Class R                                                                                                        --            --
Distributions from net realized capital gains:
   Class I                                                                                                  (145,623)      (20,232)
   Class A                                                                                                   (42,233)       (4,588)
   Class B                                                                                                    (3,349)         (351)
   Class C                                                                                                    (4,903)         (413)
   Class H                                                                                                        --           (29)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                           (196,108)      (28,115)
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                                                   132,526       176,602
   Class A                                                                                                    75,870        73,042
   Class B                                                                                                     2,853         3,395
   Class C                                                                                                     8,807         8,570
   Class H                                                                                                        --           100
   Class R                                                                                                        --            --
Net asset value of shares issued from merger(1):
   Class I                                                                                                        --            --
   Class A                                                                                                        --            --
Reinvestment of dividends and distributions:
   Class I                                                                                                   113,313        16,208
   Class A                                                                                                    41,135         4,588
   Class B                                                                                                     3,072           329
   Class C                                                                                                     4,398           353
   Class H                                                                                                        --            29
   Class R                                                                                                        --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                                                     381,974       283,216
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                                                  (257,648)     (319,987)
   Class A                                                                                                   (66,851)      (60,891)
   Class B                                                                                                    (2,164)       (1,542)
   Class C                                                                                                    (4,387)       (3,071)
   Class H                                                                                                        --        (1,329)
   Class R                                                                                                        --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                                              (331,050)     (386,820)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                                                     50,924      (103,604)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                                      (25,103)      126,311
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                                                       1,070,691       944,380
-----------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                                          $ 1,045,588   $ 1,070,691
===================================================================================================================================
*Including undistributed net investment income                                                           $        --   $       534
===================================================================================================================================

ALLEGIANT ASSET ALLOCATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------
                                                            AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED
                                                            --------------------------
                                                            MAY 31, 2005  MAY 31, 2004
--------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                        $      82     $      29
Net realized gain on investments sold, futures,
   foreign currency transactions and swaps                         477           407
Net change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency translation           312           400
--------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               871           836
--------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (46)          (11)
   Class A                                                         (20)          (11)
   Class B                                                          (5)           (2)
   Class C                                                          (3)           (1)
   Class H                                                          --            (1)
--------------------------------------------------------------------------------------
Total dividends and distributions                                  (74)          (26)
--------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                          79         4,124
   Class A                                                         403           577
   Class B                                                         216           813
   Class C                                                         244           821
   Class H                                                          --            23
Net asset value of shares issued from merger(1):
   Class I                                                          --            --
   Class A                                                          --            --
Reinvestment of dividends and distributions:
   Class I                                                          32            10
   Class A                                                          20            10
   Class B                                                           4             2
   Class C                                                           3             1
   Class H                                                          --             1
--------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested         1,001         6,382
--------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                        (425)         (174)
   Class A                                                        (209)         (162)
   Class B                                                        (118)          (81)
   Class C                                                        (236)          (51)
   Class H                                                          --          (720)
--------------------------------------------------------------------------------------
Total value of shares redeemed                                    (988)       (1,188)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions           13         5,194
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            810         6,004
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                            12,563         6,559
--------------------------------------------------------------------------------------
   End of year*                                              $  13,373     $  12,563
======================================================================================
*Including undistributed net investment income               $      46     $       3
======================================================================================

(1)   SEE NOTE 10 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------
                                                             BALANCED ALLOCATION FUND   CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                            --------------------------  ----------------------------
                                                            MAY 31, 2005  MAY 31, 2004  MAY 31, 2005    MAY 31, 2004
--------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                        $   2,305     $   1,641     $     187       $     127
Net realized gain on investments sold, futures,
   foreign currency transactions and swaps                       7,909        17,717           392             112
Net change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency translation         2,486        (3,015)           11             239
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            12,700        16,343           590             478
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                      (2,044)       (1,321)          (96)            (50)
   Class A                                                        (230)         (123)          (59)            (45)
   Class B                                                         (38)           (9)          (13)             (9)
   Class C                                                         (12)           (1)          (14)             (7)
   Class H                                                          --            (1)           --              (6)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (2,324)       (1,455)         (182)           (117)
--------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                      17,129        28,680           472           2,063
   Class A                                                       2,744         6,862           272             288
   Class B                                                         505         2,177            20             756
   Class C                                                         321         1,261            84           1,058
   Class H                                                          --            80            --             186
Net asset value of shares issued from merger(1):
   Class I                                                       8,270            --            --              --
   Class A                                                       3,461            --            --              --
Reinvestment of dividends and distributions:
   Class I                                                       1,706         1,267            61              43
   Class A                                                         186           111            56              42
   Class B                                                          37             9            13               9
   Class C                                                          10             1            13               6
   Class H                                                          --             1            --               6
--------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested        34,369        40,449           991           4,457
--------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                     (38,543)      (26,185)         (327)           (112)
   Class A                                                      (6,623)       (8,022)         (161)            (60)
   Class B                                                      (1,505)       (1,721)         (188)           (241)
   Class C                                                        (509)         (229)         (494)           (432)
   Class H                                                          --          (956)           --          (1,094)
--------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                 (47,180)      (37,113)       (1,170)         (1,939)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions      (12,811)        3,336          (179)          2,518
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (2,435)       18,224           229           2,879
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                           162,391       144,167        10,952           8,073
--------------------------------------------------------------------------------------------------------------------
   End of year*                                              $ 159,956     $ 162,391     $  11,181       $  10,952
====================================================================================================================
*Including undistributed net investment income               $     680     $     421     $      30       $      10
====================================================================================================================

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

1. FUND ORGANIZATION

Allegiant Funds (the "Trust"), formerly Armada Funds, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2005, the Trust offered for sale shares of 29 Funds. Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity and Asset Allocation Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class B, Class C and Class R Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective March 3, 2004, Class C Shares were issued in exchange for Class H Shares of the respective Funds and Class H Shares were no longer offered.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund;

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund;

FIXED INCOME FUNDS

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

MONEY MARKET FUNDS

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity and Asset Allocation Funds. The financial statements of the Fixed Income and Tax Free Bond Funds, and the Money Market Funds are not presented herein, but are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity and Asset Allocation Funds.

INVESTMENT VALUATION

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National Markets system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

The Aggressive Allocation and Conservative Allocation Funds invest in underlying Allegiant Funds. The investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board of Trustees has approved fair value pricing methods to be used in determining the good faith value of the investment securities of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value ("NAV") (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. As of May 31, 2005, two investments, Seagate and Progress Energy, held by Allegiant S&P 500 Index Fund, were fair valued.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from the net investment income of Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Growth, S&P 500 Index, Aggressive Allocation and Balanced Allocation Funds, if any, are declared and paid quarterly; dividends from the net investment income of International Equity, Mid Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds, if any, are declared and paid annually. Dividends from the net investment income of Conservative Allocation Fund, if any, are declared and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

FOREIGN CURRENCY TRANSLATION

The books and records of International Equity and Balanced Allocation Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

FUTURES CONTRACTS

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

For the purpose of enhancing the Fund's yield, Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage securities referred to as TBA's or To Be Announced) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

SWAP AGREEMENTS

The Funds may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized monthly, quarterly, and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian and/or counterparty's broker in compliance with swap contracts. Risks may exceed amounts recognized in the Statements of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Funds' Statements of Net Assets.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

Fees paid by the Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the "Adviser"), formerly, National City Investment Management Company, an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. Allegiant Investment Counselors, Inc. ("Investment Counselors"), a subsidiary of the Adviser, serves as sub-adviser to Allegiant Small Cap Core Fund. For its services, Investment Counselors is paid a fee by the Adviser equal to 0.50% of the average daily net assets of Allegiant Small Cap Core Fund. Investment Counselors is a wholly-owned subsidiary of National City Bank. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2005.

----------------------------------------------------
                                 ANNUAL      FEE
                                  RATE      WAIVER
----------------------------------------------------
International Equity Fund         1.15%     0.15%(1)
----------------------------------------------------
Large Cap Core Equity Fund        0.75%     0.00%
----------------------------------------------------
Large Cap Growth Fund             0.75%     0.00%
----------------------------------------------------
Large Cap Value Fund              0.75%     0.00%
----------------------------------------------------
Mid Cap Growth Fund               1.00%     0.55%(2)
----------------------------------------------------
Mid Cap Value Fund                1.00%     0.25%
----------------------------------------------------
S&P 500 Index Fund                0.35%     0.15%
----------------------------------------------------
Small Cap Core Fund               1.00%     0.00%
----------------------------------------------------
Small Cap Growth Fund             1.00%     0.45%(3)
----------------------------------------------------
Small Cap Value Fund              1.00%     0.00%
----------------------------------------------------
Aggressive Allocation Fund        0.25%     0.25%
----------------------------------------------------
Balanced Allocation Fund          0.75%     0.00%
----------------------------------------------------
Conservative Allocation Fund      0.25%     0.25%
----------------------------------------------------

(1)   EFFECTIVE OCTOBER 1, 2004.

(2) EFFECTIVE MARCH 1, 2005, THE INVESTMENT ADVISORY FEE WAIVER WAS INCREASED FROM 0.25% TO 0.55%.

(3)   EFFECTIVE MARCH 1, 2005.

SHAREHOLDER SERVICES FEES

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of 0.25% on an annual basis, based on each Class' average daily net assets.

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

CUSTODIAN FEES

National City Bank ("NCB"), an affiliate of the Adviser, serves as the Trust's Custodian. For its services as the Custodian, NCB received fees at the following rates (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million from each Fund, respectively. NCB also received a bundled transaction charge of 0.25% of the monthly asset based custodial fee and is reimbursed for out-of-pocket expenses. Effective July 1, 2005, NCB's fees for the provision of custody services were lowered to the following rates (i) 0.007% of the first $5 billion of the Trust's average daily gross assets; (ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and (iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. Other transaction based charges apply.

DISTRIBUTION/12b-1 FEES

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor") are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares. The table below shows the rate at which the Funds were accruing on May 31, 2005 for Class I and Class A Shares:

--------------------------------------------------
                                    ANNUAL RATE
                                 CLASS I   CLASS A
--------------------------------------------------
International Equity Fund(1)       0.07%     0.07%
--------------------------------------------------
Large Cap Core Equity Fund(1)      0.07%     0.07%
--------------------------------------------------
Large Cap Growth Fund(1)           0.07%     0.07%
--------------------------------------------------
Large Cap Value Fund(1)            0.07%     0.07%
--------------------------------------------------
Mid Cap Growth Fund(1)             0.07%     0.07%
--------------------------------------------------
Mid Cap Value Fund(1,2)            0.07%     0.07%
--------------------------------------------------
S&P 500 Index Fund                0.005%    0.005%
--------------------------------------------------
Small Cap Core Fund(1)             0.07%     0.07%
--------------------------------------------------
Small Cap Growth Fund(1)           0.07%     0.07%
--------------------------------------------------
Small Cap Value Fund(1)            0.07%     0.07%
--------------------------------------------------
Aggressive Allocation Fund         0.05%     0.05%
--------------------------------------------------
Balanced Allocation Fund           0.05%     0.05%
--------------------------------------------------
Conservative Allocation Fund       0.05%     0.05%
--------------------------------------------------

(1) EFFECTIVE SEPTEMBER 1, 2004, THE RATE INCREASED FROM 0.05% FOR CLASS I AND CLASS A SHARES.

(2) EFFECTIVE JULY 12, 2004, THE RATE WAS INCREASED FROM 0.02% TO 0.05% FOR CLASS I AND CLASS A SHARES.

Effective June 1, 2005, 12b-1 fee accruals for Class I and Class A Shares will be increased by 0.01% per annum of the average daily net assets for all Funds except S&P 500 Index Fund which will continue to accrue 0.005% per annum of the average daily net assets. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds, excluding Aggressive Allocation and Conservative Allocation Funds, compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares. Aggressive Allocation and Conservative Allocation Funds compensate the Distributor for distribution services in an amount of up to 0.65% per annum of the average daily net assets of the Funds' Class B and Class C Shares. In addition, the Trust has adopted a plan under Rule 12b-1 for Class R Shares pursuant to which the Funds compensate the Distributor in an amount up to 0.60% per annum of average daily net assets of the Funds' Class R Shares.

TRUSTEE FEES

The Trustees are paid for services rendered to all of the Funds and Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, and are allocated among the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $25,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Audit Committee receives an additional fee of $4,000 per annum and the Chairman of the Board receives an additional fee of $21,000 per annum for services in such capacity. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

ADMINISTRATION FEES

The Trust, PFPC Inc. ("PFPC") and National City Bank ("NCB") are parties to a Co-Administration and Accounting Services Agreement under which PFPC and NCB provide administration and accounting services in exchange for fees at the annual rate of 0.07% based on average daily net assets of the Trust's Funds, of which 0.0325% was allocated to PFPC and 0.0375% was allocated to NCB. The Co-Administrators may use their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust. For the year ended May 31, 2005, PFPC contributed 0.0094% of average daily net assets to support the Funds. Effective June 1, 2005, the fees for providing administration and accounting services were reduced to the annual rate of 0.06% based on average daily net assets of the Trust's Funds, of which approximately 0.0225% will be allocated to PFPC and approximately 0.0375% will be allocated to NCB. In addition, PFPC will no longer use its own resources to pay advertising, marketing and other expenses for support of the Funds.

LEGAL FEES

Expenses paid by the Trust for the year ended May 31, 2005, include legal fees of $628,656 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

AFFILIATED MONEY MARKET FUNDS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Allegiant Money Market Funds or Allegiant Advantage Institutional Money Market Fund, provided that investments in such Money Market Funds do not exceed 25% of the investing Fund's total assets. Dividends received from such investments are reported as "Income from affiliate" in the Statement of Operations.

4.  INVESTMENTS

During the year ended May 31, 2005, aggregate purchases and sales of securities, other than short-term investments or U.S. government obligations were:

------------------------------------------------------
                                PURCHASES      SALES
                                  (000)        (000)
------------------------------------------------------
International Equity Fund       $ 534,835    $ 639,261
------------------------------------------------------
Large Cap Core Equity Fund        153,401      156,348
------------------------------------------------------
Large Cap Growth Fund             511,188      646,973
------------------------------------------------------
Large Cap Value Fund              221,537      266,877
------------------------------------------------------
Mid Cap Growth Fund               108,785      163,787
------------------------------------------------------
Mid Cap Value Fund                 44,193       59,310
------------------------------------------------------
S&P 500 Index Fund                116,786      166,928
------------------------------------------------------
Small Cap Core Fund               153,018       47,896
------------------------------------------------------
Small Cap Growth Fund             240,761      352,565
------------------------------------------------------
Small Cap Value Fund            1,107,708    1,265,920
------------------------------------------------------
Aggressive Allocation Fund          2,125        2,187
------------------------------------------------------
Balanced Allocation Fund          116,769      133,413
------------------------------------------------------
Conservative Allocation Fund        1,841        2,118
------------------------------------------------------

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

Purchases and sales of long-term U.S. government obligations were:

------------------------------------------------------
                                PURCHASES      SALES
                                  (000)        (000)
------------------------------------------------------
Balanced Allocation Fund        $ 175,213    $ 176,362
------------------------------------------------------

5. FEDERAL INCOME TAXES

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature, and are primarily due to wash sales, foreign currency losses, "mark to market" of certain futures contracts and Passive Foreign Investment Company (PFIC) stock, and dividends deemed paid upon shareholder redemptions of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and net realized capital gains might also differ from the year they were recorded by the Fund. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2005:

--------------------------------------------------------------------------------
                              UNDISTRIBUTED NET    ACCUMULATED
                                 INVESTMENT       NET REALIZED
                                   INCOME             GAINS      PAID-IN CAPITAL
                                    (000)             (000)           (000)
--------------------------------------------------------------------------------
International Equity Fund          $ 2,918           $(2,919)        $     1
--------------------------------------------------------------------------------
Large Cap Core Fund                     --               (68)             68
--------------------------------------------------------------------------------
Large Cap Growth Fund                   --            (2,405)          2,405
--------------------------------------------------------------------------------
Large Cap Value Fund                    (2)             (482)            484
--------------------------------------------------------------------------------
Mid Cap Growth Fund                    370                --            (370)
--------------------------------------------------------------------------------
Mid Cap Value Fund                      --            (1,575)          1,575
--------------------------------------------------------------------------------
S&P 500 Index Fund                      (3)               --               3
--------------------------------------------------------------------------------
Small Cap Core Fund                    560                --            (560)
--------------------------------------------------------------------------------
Small Cap Growth Fund                  750              (737)            (13)
--------------------------------------------------------------------------------
Small Cap Value Fund                 1,232           (42,426)         41,194
--------------------------------------------------------------------------------
Aggressive Allocation Fund              35               (34)             (1)
--------------------------------------------------------------------------------
Balanced Allocation Fund               278              (249)            (29)
--------------------------------------------------------------------------------
Conservative Allocation Fund            15               (15)             --
--------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended May 31, 2005 and May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                     ORDINARY   LONG-TERM      RETURN
                                      INCOME   CAPITAL GAIN  OF CAPITAL   TOTAL
                                      (000)       (000)         (000)     (000)
--------------------------------------------------------------------------------
International Equity Fund
   2005 ..........................   $  4,191    $    --       $   --    $ 4,191
   2004 ..........................      4,850         --           --      4,850
--------------------------------------------------------------------------------
Large Cap Core Equity Fund
   2005 ..........................      1,563      3,118           --      4,681
   2004 ..........................      1,574         --           --      1,574
--------------------------------------------------------------------------------
Large Cap Growth Fund
   2005 ..........................         --      8,863           --      8,863
   2004 ..........................        345      2,116           --      2,461
--------------------------------------------------------------------------------
Large Cap Value Fund
   2005 ..........................     12,327     19,720           --     32,047
   2004 ..........................      7,950         --           --      7,950
--------------------------------------------------------------------------------
Mid Cap Growth Fund
   2005 ..........................         --         --           --         --
   2004 ..........................         --         --           10         10
--------------------------------------------------------------------------------
Mid Cap Value Fund
   2005 ..........................      4,518      5,784           --     10,302
   2004 ..........................      1,289        251           --      1,540
--------------------------------------------------------------------------------
S&P 500 Index Fund
   2005 ..........................      6,979         --           --      6,979
   2004 ..........................      4,555         --           --      4,555
--------------------------------------------------------------------------------
Small Cap Value Fund
   2005 ..........................     76,355    119,753           --    196,108
   2004 ..........................      2,502     25,613           --     28,115
--------------------------------------------------------------------------------
Aggressive Allocation Fund
   2005 ..........................         74         --           --         74
   2004 ..........................         26         --           --         26
--------------------------------------------------------------------------------
Balanced Allocation Fund
   2005 ..........................      2,324         --           --      2,324
   2004 ..........................      1,455         --           --      1,455
--------------------------------------------------------------------------------
Conservative Allocation Fund
   2005 ..........................        182         --           --        182
   2004 ..........................        117         --           --        117
--------------------------------------------------------------------------------

As of May 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TOTAL
                                                                                                                   DISTRIBUTABLE
                                UNDISTRIBUTED  UNDISTRIBUTED     CAPITAL     POST-     UNREALIZED       OTHER        EARNINGS
                                  ORDINARY       LONG-TERM        LOSS      OCTOBER   APPRECIATION     TEMPORARY    (ACCUMULATED
                                   INCOME       CAPITAL GAIN  CARRYFORWARD   LOSSES  (DEPRECIATION)   DIFFERENCES      LOSSES)
                                    (000)          (000)          (000)      (000)       (000)           (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund          $ 4,866        $    --      $ (112,002)  $  (106)    $  9,129         $ (230)     $ (98,343)
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund           2,541            844              --    (1,162)      25,524             --         27,747
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                2,140          8,272         (37,276)       --       89,584             --         62,720
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                 5,687         16,497         (11,547)       --       80,109             --         90,746
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                     --             --         (76,129)       --        3,162             --        (72,967)
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                   3,079          1,614              --        --        8,270             --         12,963
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                     801             --         (28,623)  (12,728)      49,039             --          8,489
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                     --             --          (2,667)   (3,675)      20,263             --         13,921
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   --             --         (87,778)       --        3,005             --        (84,773)
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                35,429         56,833              --        --       66,672             --        158,934
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund              46             --            (371)       --          902             --            577
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund               591             --          (8,732)       --       11,337             60          3,256
--------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund            30            133              --        --          439             --            602
--------------------------------------------------------------------------------------------------------------------------------

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

Post-October losses represent losses realized on investment transactions from November 1, 2004 through May 31, 2005 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At May 31, 2005, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

----------------------------------------------------------------------------------------------------------
                                                             EXPIRING MAY 31,
                               ---------------------------------------------------------------------------
                                2007       2009      2010         2011      2012        2013
                                (000)      (000)     (000)        (000)     (000)      (000)       TOTAL
----------------------------------------------------------------------------------------------------------
International Equity Fund      $   --     $   --    $    --     $112,002    $   --     $   --     $112,002
----------------------------------------------------------------------------------------------------------
Large Cap Growth Fund*,**          --      7,810     29,466           --        --         --       37,276
----------------------------------------------------------------------------------------------------------
Large Cap Value Fund**          1,707      2,560      7,280           --        --         --       11,547
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                --         --     38,250       37,879        --         --       76,129
----------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                 --      4,443      3,753       20,427        --         --       28,623
----------------------------------------------------------------------------------------------------------
Small Cap Core Fund                --         --         --           --        --      2,667        2,667
----------------------------------------------------------------------------------------------------------
Small Cap Growth Fund**            --         --     12,030       68,841        --      6,907       87,778
----------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund         --         --         --          143       228         --          371
----------------------------------------------------------------------------------------------------------
Balanced Allocation Fund**         --        757      2,048        5,927        --         --        8,732
-----------------------------------------------------------------------------------------------------------

* THE AMOUNT OF THIS LOSS WHICH CAN BE UTILIZED IN SUBSEQUENT YEARS IS SUBJECT TO AN ANNUAL LIMITATION DUE TO THE FUND'S MERGER WITH THE ARMADA LARGE CAP ULTRA FUND ON APRIL 23, 2004.

** A PORTION OF THE AMOUNT OF THIS LOSS MAY BE UTILIZED IN SUBSEQUENT YEARS. THE AMOUNTS ARE SUBJECT TO AN ANNUAL LIMITATION DUE TO THE FUND'S MERGER WITH ITS RESPECTIVE RIVERFRONT FUND ON OCTOBER 11, 2004.

During the year ended May 31, 2005, capital loss carry-forwards that were utilized to offset capital gains were as follows:

--------------------------------------------------------------
                                                        (000)
--------------------------------------------------------------
International Equity Fund                              $53,467
--------------------------------------------------------------
Large Cap Growth Fund                                    3,363
--------------------------------------------------------------
Large Cap Value Fund                                       616
--------------------------------------------------------------
Mid Cap Growth Fund                                        881
--------------------------------------------------------------
S&P 500 Index Fund                                       2,862
--------------------------------------------------------------
Aggressive Allocation Fund                                 429
--------------------------------------------------------------
Balanced Allocation Fund                                 7,794
--------------------------------------------------------------
Conservative Allocation Fund                               177
--------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    CLASS I            CLASS A              CLASS B           CLASS C      CLASS H*      CLASS R
------------------------------------------------------------------------------------------------------------------------------------
                               Year       Year      Year     Year       Year      Year     Year     Year     Year     Year   Period
                              Ended      Ended     Ended    Ended      Ended     Ended    Ended    Ended    Ended    Ended    Ended
                             5/31/05    5/31/04   5/31/05  5/31/04    5/31/05   5/31/04  5/31/05  5/31/04  5/31/04  5/31/05  5/31/04
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
Shares issued .............    2,254     11,263      218     7,377       12        33      408      729        1       15       40
Share reinvested ..........       69         92       11        13        1         2        1        1       --       --       --
Shares redeemed ...........  (11,057)   (23,872)    (361)  (10,288)     (72)      (98)    (413)    (660)     (11)     (10)     (12)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   (8,734)   (12,517)    (132)   (2,898)     (59)      (63)      (4)      70      (10)       5       28
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                           (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    CLASS I            CLASS A              CLASS B           CLASS C      CLASS H*      CLASS R
------------------------------------------------------------------------------------------------------------------------------------
                               Year       Year      Year      Year      Year     Year     Year     Year     Year     Year   Period
                              Ended      Ended     Ended     Ended     Ended    Ended    Ended    Ended    Ended    Ended    Ended
                             5/31/05    5/31/04   5/31/05   5/31/04   5/31/05  5/31/04  5/31/05  5/31/04  5/31/04  5/31/05  5/31/04
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund
Shares issued .............    1,884      4,943      196       409       53       186       11       51       13       30       45
Share reinvested ..........      336        112       13         3        5        --        1       --       --        1       --
Shares redeemed ...........   (3,099)    (1,713)    (318)     (108)     (73)      (34)     (10)     (43)     (27)      (3)      (6)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..     (879)     3,342     (109)      304      (15)      152        2        8      (14)      28       39
====================================================================================================================================
Large Cap Growth Fund
Shares issued .............    3,132      4,454      498       868       57       213       22       23        1       16       31
Share reinvested ..........      317         62       95        18        7        --        1       --       --       --       --
Merger shares .............      725      2,773      483       339       --       170       --       18       --       --       --
Shares redeemed ...........   (9,933)    (7,871)  (1,879)   (1,590)     (91)      (44)     (18)     (12)      (5)      (4)     (15)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   (5,759)      (582)    (803)     (365)     (27)      339        5       29       (4)      12       16
====================================================================================================================================
Large Cap Value Fund
Shares issued .............    4,049      5,531      444       539       69       284       15       36        7        8       50
Share reinvested ..........      961        123      120        25       26         4        2       --       --        1       --
Merger shares .............    1,071         --      146        --       --        --       --       --       --       --       --
Shares redeemed ...........   (6,852)    (9,564)    (456)     (500)    (178)     (147)     (15)     (16)     (14)      (3)     (20)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..     (771)    (3,910)     254        64      (83)      141        2       20       (7)       6       30
====================================================================================================================================
Mid Cap Growth Fund
Shares issued .............      195        930      326       759       48       153      273       33        2       --       --
Share reinvested ..........       --          1       --        --       --        --       --       --       --       --       --
Shares redeemed ...........   (8,593)    (3,763)    (656)     (748)    (336)     (411)    (286)     (12)      (9)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   (8,398)    (2,832)    (330)       11     (288)     (258)     (13)      21       (7)      --       --
====================================================================================================================================
Mid Cap Value Fund
Shares issued .............      279      1,616      125       340       36       287        9       69       15       31       25
Share reinvested ..........      347         45       77         8       52         5       11        1        --       7       --
Shares redeemed ...........   (1,129)    (1,071)    (140)      (50)     (36)      (11)     (11)      (1)     (15)     (13)      (4)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..     (503)       590       62       298       52       281        9       69        --      25       21
====================================================================================================================================
S&P 500 Index Fund
Shares issued .............   10,237     17,186    1,076       798      132       117       61       86       19       61      240
Share reinvested ..........      588        449       24        13        3         1        2       --       --        2        1
Shares redeemed ...........  (17,811)   (11,412)    (604)     (657)     (49)      (24)     (24)     (16)     (25)     (96)     (93)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   (6,986)     6,223      496       154       86        94       39       70       (6)     (33)     148
====================================================================================================================================
Small Cap Core Fund
Shares issued .............   11,823      3,053      300        25       21         3       37       32       --       --       --
Share reinvested ..........       --         --       --        --       --        --       --       --       --       --       --
Shares redeemed ...........   (1,122)        (1)     (95)       --       --        --       (5)      --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   10,701      3,052      205        25       21         3       32       32       --       --       --
====================================================================================================================================

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                           (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    CLASS I            CLASS A              CLASS B           CLASS C      CLASS H*      CLASS R
------------------------------------------------------------------------------------------------------------------------------------
                               Year       Year      Year     Year       Year      Year     Year     Year     Year     Year   Period
                              Ended      Ended     Ended    Ended      Ended     Ended    Ended    Ended    Ended    Ended    Ended
                             5/31/05    5/31/04   5/31/05  5/31/04    5/31/05   5/31/04  5/31/05  5/31/04  5/31/04  5/31/05  5/31/04
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
Shares issued .............    1,528      4,739      536     3,075       24       147       35      108        6        8       27
Share reinvested ..........       --         --       --        --       --        --       --       --       --       --       --
Merger shares .............    1,071         --       68        --       --        --       --       --       --       --       --
Shares redeemed ...........  (14,126)   (10,308)    (947)   (3,036)    (304)     (244)     (38)     (77)     (12)     (11)      (8)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..  (11,527)    (5,569)    (343)       39     (280)      (97)      (3)      31       (6)      (3)      19
====================================================================================================================================
Small Cap Value Fund
Shares issued .............    5,921      8,609    3,509     3,612      136       167      424      418        5       --       --
Share reinvested ..........    5,164        758    1,957       222      152        16      218       17        1       --       --
Shares redeemed ...........  (11,575)   (15,769)  (3,167)   (3,024)    (104)      (78)    (216)    (152)     (61)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..     (490)    (6,402)   2,299       810      184       105      426      283      (55)      --       --
====================================================================================================================================
Aggressive Allocation Fund
Shares issued .............        8        443       43        64       23        91       26       88        3       --       --
Share reinvested ..........        3          1        2         1       --        --       --       --       --       --       --
Shares redeemed ...........      (44)       (19)     (22)      (17)     (12)       (9)     (24)      (6)     (77)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..      (33)       425       23        48       11        82        2       82      (74)      --       --
====================================================================================================================================
Balanced Allocation Fund
Shares issued .............    1,756      3,083      284       740       52       238       33      132        9       --       --
Share reinvested ..........      175        140       19        12        4         1        1       --       --       --       --
Merger shares .............      873         --      365        --       --        --       --       --       --       --       --
Shares redeemed ...........   (3,964)    (2,853)    (680)     (901)    (154)     (188)     (52)     (25)    (100)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..   (1,160)       370      (12)     (149)     (98)       51      (18)     107      (91)      --       --
====================================================================================================================================
Conservative Allocation Fund
Shares issued .............       46        205       27        29        2        76        8      103       19       --       --
Share reinvested ..........        5          4        5         4        1         1        1        1        1       --       --
Shares redeemed ...........      (31)       (11)     (16)       (6)     (19)      (24)     (48)     (43)    (108)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) ..       20        198       16        27      (16)       53      (39)      61      (88)      --       --
====================================================================================================================================

*     SEE NOTE 1 ON PAGE 94.

7. MARKET AND CREDIT RISK

Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. SECURITIES LENDING

To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with Union Bank of California ("UBOC"), the securities lending agent. The Funds may lend up to 50% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

Effective November 1, 2004, the Funds' share of the interest received on the collateral net of any expenses incurred by UBOC increased from 60% to 70%. Prior to November 1, 2004, PFPC Inc., served in the capacity of the Record Administrator under the terms of the Securities Lending Record Administration Agreement with UBOC. PFPC was paid 10% of the interest earned by UBOC in consideration of services rendered pursuant to this agreement. The Record Administrator used a portion of such income to pay advertising and marketing expenses for the benefit of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as shown in the Statements of Net Assets.

9. FUND LIQUIDATION

Effective August 31, 2004, the Armada Tax Managed Equity Fund was liquidated pursuant to a Plan of Liquidation approved by the Armada Board on July 22, 2004.

10. FUND MERGERS/REORGANIZATIONS

Effective October 11, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of The Provident Riverfront Funds were transferred in a tax-free exchange into the Allegiant Funds as follows:

------------------------------------------------------------------------------------------------------------------------------------
                      PROVIDENT RIVERFRONT FUNDS                                                 ALLEGIANT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                  (UNREALIZED    ACCUMULATED
                        SHARES    NET ASSETS ON   APPRECIATION   NET REALIZED                            NET ASSETS ON   AGGREGATE
 ACQUIRED FUND        EXCHANGED     10/10/04     (DEPRECIATION)    LOSSES          ACQUIRING FUND          10/10/04      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund          1,238,276  $11,730,631     $  377,864     $(3,185,800)  Balanced Allocation Fund  $157,994,088   $169,724,719
------------------------------------------------------------------------------------------------------------------------------------
Large Company
   Select Fund         1,208,032   21,308,937       (301,768)    (21,447,303)  Large Cap Growth Fund      654,110,443    675,419,380
------------------------------------------------------------------------------------------------------------------------------------
Select Value Fund      1,216,728   20,633,711      2,161,697     (12,194,355)  Large Cap Value Fund       584,730,753    605,364,464
------------------------------------------------------------------------------------------------------------------------------------
Small Company
   Select Fund         1,139,418    9,655,473       (230,648)     (4,137,674)  Small Cap Growth Fund       83,236,418     92,891,891
------------------------------------------------------------------------------------------------------------------------------------

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

Effective April 23, 2004, under the Plan of Reorganization approved on April 20, 2004 by shareholders of Armada Large Cap Ultra Fund, all of the assets and liabilities of Armada Large Cap Ultra Fund were transferred in a tax-free exchange into Allegiant (formerly, Armada) Large Cap Growth Fund as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                               ACCUMULATED
                        SHARES   NET ASSETS ON   UNREALIZED    NET REALIZED                             NET ASSETS ON    AGGREGATE
ACQUIRED FUND         EXCHANGED    4/22/04      APPRECIATION     LOSSES            ACQUIRING FUND          4/22/04      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund   3,300,291  $63,258,943    $16,427,203    $(41,782,399)  Large Cap Growth Fund    $ 695,770,544  $ 759,029,487
------------------------------------------------------------------------------------------------------------------------------------

11. INDEMNIFICATIONS

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

                                     ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
                                                          NOTICE TO SHAREHOLDERS
                                                                     (UNAUDITED)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report dividends/distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2005 income tax purposes will be sent to them in early 2006.

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

------------------------------------------------------------------
 NAME OF FUND
------------------------------------------------------------------
Large Cap Core Equity Fund                   $   3,136
------------------------------------------------------------------
Large Cap Growth Fund                            8,887
------------------------------------------------------------------
Large Cap Value Fund                            29,740
------------------------------------------------------------------
Mid Cap Value Fund                               6,168
------------------------------------------------------------------
Small Cap Value Fund                           133,377
------------------------------------------------------------------
Conservative Allocation Fund                       133
------------------------------------------------------------------

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

------------------------------------------------------------------
 NAME OF FUND
------------------------------------------------------------------
International Equity Fund                         8.28%
------------------------------------------------------------------
Large Cap Core Equity Fund                       89.66%
------------------------------------------------------------------
Large Cap Value Fund                             83.87%
------------------------------------------------------------------
Mid Cap Value Fund                               75.50%
------------------------------------------------------------------
S&P 500 Index Fund                              100.00%
------------------------------------------------------------------
Small Cap Value Fund                             89.08%
------------------------------------------------------------------
Aggressive Allocation Fund                      100.00%
------------------------------------------------------------------
Balanced Allocation Fund                         62.59%
------------------------------------------------------------------
Conservative Allocation Fund                     21.74%
------------------------------------------------------------------

If the Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.3107 per share (representing a total of $6,240,018). The total amount of taxes paid to such countries is $0.0259 per share (representing a total of $520,994).

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS
NOTICE TO SHAREHOLDERS
(UNAUDITED)

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

------------------------------------------------------------------
 NAME OF FUND
------------------------------------------------------------------
International Equity Fund                         7.25%
------------------------------------------------------------------
Large Cap Core Equity Fund                      100.00%
------------------------------------------------------------------
Large Cap Value Fund                            100.00%
------------------------------------------------------------------
Mid Cap Value Fund                               12.09%
------------------------------------------------------------------
S&P 500 Index Fund                               89.28%
------------------------------------------------------------------
Small Cap Value Fund                              9.96%
------------------------------------------------------------------
Aggressive Allocation Fund                      100.00%
------------------------------------------------------------------
Balanced Allocation Fund                         54.26%
------------------------------------------------------------------
Conservative Allocation Fund                     26.75%
------------------------------------------------------------------

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

--------------------------------------------------------------------------------

FORM N-PX

(UNAUDITED)

The Securities and Exchange Commission ("SEC") adopted a requirement that all Funds file their complete proxy voting record with the SEC on an annual basis on new Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year. A description of the policies and procedures that Allegiant Equity and Asset Allocation Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Equity and Asset Allocation Funds voted proxies during the most recent 12-month period ending June 30, 2005, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at www.allegiantfunds.com, or the SEC's website at http://www.sec.gov.

FORM N-Q

(UNAUDITED)

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust's website at www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)
                                                          www.allegiantfunds.com

[LOGO]
ALLEGIANT(SM)
www.allegiantfunds.com

760 MOORE ROAD
KING OF PRUSSIA, PA 19406

INVESTMENT ADVISER

Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, OH 44114

                              ANNUAL REPORT
                               MAY 31, 2005

                         Fixed Income Funds                    (LOGO)
                        Tax Free Bond Funds                 ALLEGIANT(SM)
                                                          [GRAPHIC OMITTED]


                                                    THE DISCIPLINE OF INVESTING,
                                                      A COMMITMENT TO RESULTS

================================================================================

ALLEGIANT FUNDS
ANNUAL REPORT

(FORMERLY ARMADA FUNDS)


FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

EQUITY FUNDS
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund


                                TABLE OF CONTENTS

Chairman's and President's Message ........................................... 1
Message from the Investment Adviser .......................................... 2
Economic and Market Overview ................................................. 3
Explanation of Expense Tables ................................................ 6
Fund Overviews ............................................................... 8
Trustees and Officers of the Trust ...........................................25
Report of Independent Registered Public Accounting Firm ......................27

Financial Highlights .........................................................28
Statements of Net Assets .....................................................35
Statements of Operations .....................................................69
Statements of Changes in Net Assets ..........................................72
Notes to Financial Statements ................................................77
Notice to Shareholders .......................................................88


This material must be preceded or accompanied by a Prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Fixed Income and Tax Free Bond Funds ("the Funds") carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional or calling 1-800-622-FUND
(3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

Allegiant Asset Management Company ("AAM") serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor LLC ("PFD"), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

                                  ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
                                              CHAIRMAN'S AND PRESIDENT'S MESSAGE
================================================================================

JULY 2005

Dear Shareholder:

This first annual report under our new name, Allegiant Funds, contains important information about your investments, the financial markets, and the events shaping global markets. During the year ended May 31, 2005, total assets of the Allegiant Funds decreased by $2.7 billion or 19.5% to $11.5 billion, primarily as a result of net shareholder redemptions from the Allegiant Money Market Funds, which amounted to $2.2 billion.

We also are pleased to present a message from your investment adviser, Allegiant Asset Management Company, which underlines the firm's ongoing commitment to provide you with superior fund offerings by adding new talent to its portfolio management teams and strengthening all facets of the Allegiant Asset Management Company organization to meet your current and emerging investment needs.

The Board of Trustees is committed to ensuring that shareholders' interests are paramount in all aspects of the Allegiant Funds' management. During the past year, we have added resources to strengthen our compliance program and will continue to enhance this program to meet evolving industry challenges.

More information about the Allegiant Funds is available on our new website at www.allegiantfunds.com. You also can speak with your investment professional or call an Allegiant Funds representative at 1-800-622-FUND (3863). We encourage you to review the audited financial information to stay informed about your investments.

Thank you for making the Allegiant Funds part of your investment portfolio. We look forward to helping you achieve your financial goals in the year ahead.

Sincerely,


/S/ ROBERT D. NEARY                      /S/ HERBERT R. MARTENS, JR.

Robert D. Neary                          Herbert R. Martens, Jr.
Chairman                                 President

                                                                    (LOGO)
                                                                 ALLEGIANT(SM)
                                                               [GRAPHIC OMITTED]

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
MESSAGE FROM THE INVESTMENT ADVISER
================================================================================

JULY 2005

Dear Investor:

I am excited as I reflect on this past year. Our new name -- Allegiant -- is a visible symbol of our commitment to be an industry leader and your fund family of choice. Allegiant represents the attributes we value -- strength, unity, quality, talent and leadership. We are focused on delivering competitive investment performance and a quality service which exceeds investors' expectations each and every day.

Allegiant looks at every opportunity to build shareholder value while offering you the best investment solutions in the marketplace. Over the past year, we took many steps to realign and improve our investment styles. We have built a formidable investment management team by retaining the organization's most talented managers and attracting investment professionals who bring strong industry experience and competitive track records. We will continue to invest in resources to enable our portfolio managers to focus on what they do best -- manage money.

Allegiant Asset Management Company recognizes that you have placed your trust in us as your provider of choice and is committed to delivering the best investment choices to you. We have several exciting initiatives underway and look forward to keeping you informed of our progress in the year ahead.

Thank you for your business and continued confidence in us.

Sincerely,


/S/ TED M. PARKER

Ted M. Parker
Chairman
Allegiant Asset Management Company


     (LOGO)
  ALLEGIANT(SM)
[GRAPHIC OMITTED]

                                  ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
                                                    ECONOMIC AND MARKET OVERVIEW
================================================================================


JULY 2005

                                                         "EQUITY INVESTORS SPENT
                                                         THE PERIOD LEADING UP
                                                         TO NOVEMBER'S
                                                         PRESIDENTIAL ELECTION
                                                         LARGELY ON THE
                                                         SIDELINES."


Despite high oil prices, geopolitical unrest, and a number of other headwinds, the U.S. economy continued to show its resilience during the reporting period. Real gross domestic product (GDP) rose an annualized 3.8% during the fourth quarter of 2004 as well as the first quarter of 2005. The rate of corporate profit growth in the first half of 2005 couldn't match the heady 20% gain witnessed in 2004, but the S&P 500(R) put up respectable numbers all the same. Earnings grew at a rate of 7.1% during the first quarter of 2005, with Thomson/First Call forecasting a 6.8% increase for the second quarter.

After reducing the federal funds rate to a 45-year low of 1% in June 2003, the Federal Reserve (the "Fed") reversed course in June 2004 with the first of nine quarter-point hikes. These hikes moved the Fed from the accommodative position that helped revive the economy toward a neutral position. Inflation appeared to remain under control during the period. The Consumer Price Index fell 0.1% in May 2005, while the core rate (excluding volatile food and energy prices) rose only 0.1%. Meanwhile, the Producer Price Index fell 0.6% in May 2005, the largest drop in two years, with the core rate rising a mere 0.1%.

On the employment front, the U.S. economy created an average of 165,000 jobs monthly over the past 12 months. Although this figure does not capture the self-employed, household workers, reservists, or contract employees, we still expected to see higher numbers in the wake of strong overall economic growth. It is becoming increasingly clear that a new employment paradigm is taking hold in the United States. Given ongoing corporate productivity gains, the rise of global outsourcing, and other fundamental shifts in our economy, it may no longer be realistic to expect job creation to exceed current levels even in a recovery.


EQUITIES ENJOY A SECOND STRAIGHT YEAR OF SOLID RETURNS

Equity investors spent the period leading up to November's Presidential election largely on the sidelines. With the race decided, prices soared during the fourth quarter of 2004 and helped lift the broad indices to solid returns. A Bush reelection coupled with a Republican-controlled Congress allayed fears for many that tax rates on dividends and capital gains would return to higher levels.

For the 12 months ended May 31, 2005 the Russell 1000(R) Index of large-cap companies returned 9.42%, while the Russell 2000(R) Index (a leading small cap indicator) returned 9.82%. Energy-related sectors led all others with returns in excess of 30%. Rising domestic and Asian demand, coupled with fear of a long-term secular decline in worldwide production, pushed the price of light sweet crude past $50 a barrel for much of the period. (Oil would subsequently hit the $60 mark on June 23, 2005.)


                                                         COMMENTARY PROVIDED
                                                         BY ALLEGIANT ASSET
                                                         MANAGEMENT COMPANY

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
ECONOMIC AND MARKET OVERVIEW
================================================================================

"GLOBAL PENSION FUND
REFORM, DEMOGRAPHICS,
AND HEAVY BUYING BY
FOREIGN CENTRAL BANKS
ARE JUST THREE FACTORS
DRIVING THE DEMAND FOR
LONG-DATED BONDS."


Early cycle and value-oriented sectors such as industrials and materials were also among the top performers during the reporting period and helped value indices soundly outperform their growth counterparts. For example, the Russell 1000(R) Value Index returned 15.49% versus only 3.33% for the Russell 1000(R) Growth Index for the 12 months ended May 31, 2005. This disparity was mirrored in both the small cap and mid cap universes. Although financials fell far short of double-digit returns, this sector showed surprising durability. Banking stocks benefited in part from the persistence of low long-term rates, which prolonged a mortgage refinancing cycle that had already appeared long in the tooth. Meanwhile, rising real estate prices supported the rich valuations of real estate investment trusts, commonly known as REITs.

For international equity investors, the past year proved even more rewarding. As the reporting period got underway, investor concerns over a potential slowing in China's economic expansion began to recede. China's GDP continued to grow at a 9% clip, and it showed few signs of quenching a deep thirst for oil and the other building blocks of infrastructure. Despite the mild recession that plagued Japan, it benefited from its position as the largest exporter to China.

The euro zone's own anemic 1% growth rate notwithstanding, the combination of attractive valuations and strong corporate profit growth fueled a market rally that gathered steam in the fall. As a result, the Morgan Stanley MSCI EAFE(R) (Europe, Australasia, Far East) Index returned 17.6% in U.S. dollars for the 12 months ended May 31, 2005. A weak dollar certainly contributed to its strong performance, but the EAFE Index still managed a 13.9% return in local terms.


U.S. FIXED INCOME MARKET SHOWS SURPRISING RESILIENCE

Given the general strength of the economy and the Fed's tightening campaign, most observers anticipated a challenging fixed-income market over the past 12 months. Instead, the Lehman U.S. Aggregate Bond Index (a broad measure of the bond market) returned a healthy 6.82% for the 12 months ended May 31, 2005. An expected sustained rise in interest rates (with an attendant drop in bond prices) simply never materialized beyond short-dated securities. Indeed, the yield on the U.S. 10-year Treasury note actually finished the reporting period at a lower level than when it began. From 4.65% on May 31, 2004, the benchmark fell to 3.98% 12 months later. Similarly, yields on the 30-year bond dropped from 5.35% to 4.32%. Fed Chairman Greenspan has called this scenario a "conundrum," although in hindsight the persistence of low yields is perhaps not all that surprising. Global pension fund reform, demographics, and heavy buying by foreign central banks are just three factors driving the demand for long-dated bonds.

According to the U.S. Pension Benefit Guaranty Corporation, the underfunding of U.S. corporate pension plans ballooned to a record $450 billion in 2004. A similar crisis has been unfolding across Western Europe. Pension fund managers have begun to respond to this

================================================================================

                                                         "...THIS GENERATION
                                                         BORN IMMEDIATELY AFTER
                                                         WORLD WAR II (BABY
                                                         BOOMERS) CONTINUES TO
                                                         MOVE MORE OF ITS ASSETS
                                                         INTO FIXED INCOME,
                                                         TAKING ADVANTAGE OF ITS
                                                         LOWER RELATIVE
                                                         VOLATILITY COMPARED TO
                                                         STOCKS."


problem by increasing the fixed-income allocations in their portfolios. In their pursuit of ultra-safe Treasuries, pension funds appear to be trading the potential for higher returns from equities for the ability to match liabilities to assets more accurately. Indeed, the demand for securities that offer a guaranteed--albeit low--rate of return over several decades led both the French and U.K. treasuries to begin offering investors 50-year bonds recently. As for demographics, the first wave of baby boomers now edges closer to retirement. In preparation, this generation born immediately after World War II (Baby Boomers) continues to move more of its assets into fixed income, taking advantage of its lower relative volatility compared to stocks.

Meanwhile, net foreign purchases of U.S. Treasury securities rose to $75.5 billion during the first quarter of 2005, a nearly fivefold increase over the preceding quarter. With the U.S. current account deficit climbing to $195.1 billion for the first three months of 2005, several large trading partners are recycling at least part of their surplus into the perceived safety of U.S. Treasuries. China, which accounts for more than 20% of the U.S. trade deficit on its own, has become perhaps the most visible buyer. However, Saudi Arabia and other OPEC members awash with dollars have been active as well.


ALL EYES REMAIN ON CHINA

As we look to the latter half of 2005, some signs point to moderating growth for the U.S. economy. In May, the Conference Board's closely watched composite index of leading economic indicators fell 0.5%, while the Institute for Supply Management's business index declined. Still, the rate of corporate profit growth should remain steady, with any relief in oil prices providing an extra lift to the bottom line.

The outlook for corporate profits, combined with low bond yields and strong corporate balance sheets, augurs well for U.S. equity prices in the coming year. Low long-term rates tend to support high price-to-earnings ratios, and extra cash should lead to a rise in share repurchases, dividend increases, and other shareholder-friendly actions.

Richard Fisher, president of the Federal Reserve Bank of Dallas, recently noted that the Fed is "in the eighth inning" of its current cycle of fed funds rate increases. Although he didn't rule out extra innings, the Fed is approaching the end of the tightening campaign. We see no threat of rising labor costs, the single-largest driver of inflation. Global outsourcing gives the U.S. economy a ready pool of educated, inexpensive workers for many jobs in a labor shortage, and that should keep costs under control.

Along with the United States, all eyes remain fixed on China to provide a continued boost to the global economy. The euro zone's prospects remain muted; in fact, many observers are waiting to see whether the European Central Bank follows a surprise move by Sweden and cuts its own short-term interest rate. As for Japan, we remain cautiously optimistic. Its economy appears to have turned a corner as wages have stabilized and consumer spending has finally begun to rise.

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
EXPLANATION OF EXPENSE TABLES
================================================================================

THE EXPENSES SHOWN IN THE EXPENSE TABLES ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS SALES CHARGES (LOADS), INCLUDING CONTINGENT DEFERRED SALES CHARGES, ALL OF WHICH IS DESCRIBED IN THE PROSPECTUS. THEREFORE, THE INFORMATION IN THE SECTION LABELED "HYPOTHETICAL" IS USEFUL IN COMPARING ONGOING COST ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING OTHER FUNDS. IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. THE "ANNUALIZED EXPENSE RATIO" REFLECTS THE ACTUAL EXPENSES FOR THE PERIOD (DECEMBER 1, 2004 TO MAY 31, 2005), AND MAY BE DIFFERENT FROM THE EXPENSE RATIO IN THE FINANCIAL HIGHLIGHTS WHICH IS FOR THE YEAR ENDED MAY 31, 2005.


All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2004 to May 31, 2005).

The Expense Table that appears in your Fund's overview illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -- because the return used is not your Fund's actual return -- the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ALLEGIANT FIXED INCOME FUNDS
BOND FUND OVERVIEW
MAY 31, 2005
================================================================================

     Andrew Harding
Chief Investment Officer
Fixed Income Investment

          PHOTO
    [GRAPHIC OMITTED]


PERFORMANCE
For the 12-month period ended May 31, 2005, the Allegiant Bond Fund posted a total return of 0.68% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 6.69% for Class I investors. In comparison, the Lehman U.S. Aggregate Bond Fund Index* returned 6.82%.


FACTORS AFFECTING PERFORMANCE

Although the Federal Reserve Board increased short-term interest rates eight times during the fiscal year, intermediate and long-term bonds performed well, bucking historic trends. Bonds have nearly always declined in price when the Fed boosted short-term rates, since intermediate-term and long-term rates have usually risen in such an environment. Instead, the opposite happened, and long-term bond yields fell, a development that Fed Chairman Alan Greenspan labeled a "conundrum." The increase in long term bond prices was largely due to surging foreign demand for U.S. fixed-income securities as well as increasing demand from retirement plans accommodating millions of aging baby boomers.

Thus, during the reporting period, the primary factors affecting performance were the maturity and duration of a bond portfolio and the ability of investment managers to anticipate the unusual trend in interest rates. Generally speaking, bond portfolios with longer maturities and durations provided the best performance due to their heightened sensitivity to changes in interest rates.

Other factors, such as whether the portfolio focused on U.S. Treasury securities, corporate bonds or mortgage-backed securities, had less of an impact on performance since these three asset classes performed in a similar fashion. The Allegiant Bond Fund contains a significant allocation to all three categories.


CURRENT STRATEGY AND OUTLOOK

We believe mortgage-backed securities will continue to be attractive based upon an expectation of reasonably stable mortgage rates, little chance for substantial refinancing and their generally better value than corporate bonds on a risk adjusted basis. Correspondingly, we will tend to underweight corporate bonds due to their weak relative value as well as the potential for corporations to re-leverage their balance sheets in an effort to attract equity shareholders. Regarding interest rate management, we will likely continue to favor a "barbell" approach of emphasizing the short and long ends of the yield curve. We will also look to manage duration, within our risk control mandates, based upon inflation expectations and anticipated Federal Reserve policy.


----------------------------------------------------    THE TABLE ON THE LEFT
                   PORTFOLIO HOLDINGS                   PRESENTS PORTFOLIO
                   ------------------                   HOLDINGS AS A PERCENTAGE
                                                        OF TOTAL INVESTMENTS
  Federal National Mortgage Association       31.4%     BEFORE COLLATERAL FOR
  Corporate Bonds                             13.9      LOANED SECURITIES AS OF
  Federal Home Loan Bank                      13.2      MAY 31, 2005.
  Commercial Paper                            10.0
  U.S. Treasury Notes                          9.6
  Asset Backed Securities                      7.0
  Federal Home Loan Mortgage Corporation       4.9
  Government National Mortgage Association     3.3
  Affiliated Money Market Fund                 3.3
  U.S. Treasury Bonds                          3.2
  Collateralized Mortgage Obligations          0.2
                                             ------
                                             100.0%
----------------------------------------------------

GUARANTEES BY THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT
SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES.

*THE LEHMAN U.S. AGGREGATE BOND INDEX, AN UNMANAGED, MARKET VALUE WEIGHTED INDEX OF FIXED INCOME SECURITIES, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares   Class B Shares   Lehman U.S. Aggregate Bond Index*
10/31/88    $10,000          $10,000                    $10,000
5/31/89     $10,418          $10,361                    $10,480
5/31/90     $11,199          $11,033                    $11,463
5/31/91     $12,415          $12,115                    $12,900
5/31/92     $13,828          $13,368                    $14,504
5/31/93     $15,411          $14,758                    $16,144
5/31/94     $15,491          $14,776                    $16,258
5/31/95     $17,155          $16,203                    $18,125
5/31/96     $17,841          $16,703                    $18,920
5/31/97     $19,296          $17,879                    $20,493
5/31/98     $21,311          $19,536                    $22,730
5/31/99     $21,880          $19,857                    $23,719
5/31/00     $21,960          $19,749                    $24,219
5/31/01     $24,265          $21,617                    $27,396
5/31/02     $26,061          $23,049                    $29,615
5/31/03     $28,859          $25,485                    $33,044
5/31/04     $28,679          $25,241                    $32,898
5/31/05     $30,598          $26,887                    $35,142

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND CLASS C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

------------------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       10/31/88          6.69%     5.49%      6.86%       5.96%           6.98%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       10/31/88          1.74%     3.65%      5.65%       5.23%           6.48%             4.50%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       02/04/94          0.68%     3.27%      5.53%       5.09%           6.15%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       06/12/00          4.68%     4.50%      5.83%       4.95%           5.96%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

2 PERFORMANCE INFORMATION BEFORE JUNE 9, 2000 REPRESENTS THE PERFORMANCE OF THE PARKSTONE BOND FUND, WHICH WAS REORGANIZED INTO THE
ALLEGIANT BOND FUND ON THAT DATE. TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES
CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. PERFORMANCE SHOWN
FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH
SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,030.00         0.75%          $3.80
--------------------------------------------------------------------------------
 Class A              1,000.00        1,029.70         1.00%          $5.06
--------------------------------------------------------------------------------
 Class B              1,000.00        1,025.10         1.70%          $8.58
--------------------------------------------------------------------------------
 Class C              1,000.00        1,025.10         1.70%          $8.58
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,021.26         0.75%          $3.78
--------------------------------------------------------------------------------
 Class A              1,000.00        1,020.01         1.00%          $5.04
--------------------------------------------------------------------------------
 Class B              1,000.00        1,016.52         1.70%          $8.55
--------------------------------------------------------------------------------
 Class C              1,000.00        1,016.52         1.70%          $8.55
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.
++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT FIXED INCOME FUNDS
GOVERNMENT MORTGAGE FUND OVERVIEW
MAY 31, 2005
================================================================================

     Andrew Harding
Chief Investment Officer
Fixed Income Investment


PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Government Mortgage Fund posted a total return of 0.19% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 6.18% for Class I investors. In comparison, the Lehman Fixed Rate Mortgage-Backed Securities Index* returned 6.69%.


FACTORS AFFECTING PERFORMANCE

As a sector, mortgage-backed securities performed in line with other fixed-income securities during the fiscal year. The Fund benefited from our decision to overweight 30-year mortgages, which outperformed 15-year securities in an environment where the largest drop in interest rates occurred with the longest-term securities. As a bonus, mortgages typically pay higher coupon income than U.S. Treasury securities to compensate for prepayment risk arising from falling interest rates. A relatively stable mortgage rate environment limited the number of homeowners refinancing their loans and led to low price volatility in mortgage-backed securities.

The Fund is primarily comprised of mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Two of those agencies, Fannie Mae and Freddie Mac, were forced by government regulators to restate earnings, causing both agencies to replace their chief executive officers. Although stockholders of Fannie Mae and Freddie Mac may have been adversely impacted by these developments, there was no discernible impact on the bonds issued by the agencies.


CURRENT STRATEGY AND OUTLOOK

We believe mortgage-backed securities will continue to be attractive based upon an expectation of reasonably stable mortgage rates and little chance for substantial refinancing. In addition, we will likely continue to favor 30 year vs. 15 year mortgages if we experience continued low price volatility and relative value.


----------------------------------------------------    THE TABLE ON THE LEFT
                 PORTFOLIO HOLDINGS                     PRESENTS PORTFOLIO
                 ------------------                     HOLDINGS AS A PERCENTAGE
                                                        OF TOTAL INVESTMENTS
  Federal National Mortgage Association       50.4%     BEFORE COLLATERAL FOR
  Federal Home Loan Bank                      17.2      LOANED SECURITIES AS OF
  Commercial Paper                            16.7      MAY 31, 2005.
  Government National Mortgage Association     7.4
  Federal Home Loan Mortgage Corporation       6.7
  Affiliated Money Market Fund                 1.4
  Collateralized Mortgage Obligations          0.2
                                             ------
                                             100.0%
----------------------------------------------------


OBLIGATIONS ISSUED BY SOME U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES ARE BACKED BY THE U.S. TREASURY. OBLIGATIONS ISSUED BY OTHER AGENCIES (SUCH AS THE
FEDERAL NATIONAL MORTGAGE ASSOCIATION, THE FEDERAL HOME LOAN MORTGAGE ASSOCIATION AND THE FEDERAL HOME LOAN BANK) ARE BACKED SOLELY BY THE ABILITY OF THE AGENCY TO BORROW FROM THE U.S. TREASURY OR BY THE AGENCY'S OWN RESOURCES. NO ASSURANCE CAN BE GIVEN THAT THE U.S. GOVERNMENT WILL PROVIDE FINANCIAL SUPPORT TO THESE AGENCIES.

*THE LEHMAN FIXED RATE MORTGAGE-BACKED SECURITIES INDEX, A WIDELY USED UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

                                              Lehman Fixed Rate Mortgage-Backed
         Class I Shares    Class B Shares             Securities Index*
11/12/92    $10,000          $10,000                       $10,000
5/31/93     $10,535          $10,381                       $10,576
5/31/94     $10,641          $10,476                       $10,567
5/31/95     $11,513          $11,228                       $11,760
5/31/96     $12,190          $11,777                       $12,350
5/31/97     $13,040          $12,486                       $13,501
5/31/98     $14,194          $13,447                       $14,807
5/31/99     $14,865          $13,953                       $15,529
5/31/00     $15,201          $14,106                       $15,913
5/31/01     $17,017          $15,643                       $18,048
5/31/02     $18,368          $16,764                       $19,550
5/31/03     $19,497          $17,751                       $20,804
5/31/04     $19,621          $17,820                       $21,116
5/31/05     $20,834          $18,854                       $22,529

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

------------------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       11/12/92          6.18%     4.29%      6.51%       6.11%           6.02%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       11/12/92          1.09%     2.39%      5.25%       5.36%           5.40%             4.50%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       02/04/94          0.19%     2.05%      5.18%       5.22%           5.18%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       06/21/00          4.07%     3.30%      5.58%       5.15%           5.05%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class R Shares       07/31/03          4.74%     3.60%      5.85%       5.50%           5.42%              N/A          0.75%
------------------------------------------------------------------------------------------------------------------------------------

2 PERFORMANCE INFORMATION PRIOR TO JUNE 9, 2000 REPRESENTS THE PERFORMANCE OF THE PARKSTONE U.S. GOVERNMENT INCOME FUND, WHICH WAS
REORGANIZED INTO THE ALLEGIANT GOVERNMENT MORTGAGE FUND ON THAT DATE. TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING
EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD
HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS
I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,023.20         0.68%          $3.43
--------------------------------------------------------------------------------
 Class A              1,000.00        1,020.80         0.93%          $4.69
--------------------------------------------------------------------------------
 Class B              1,000.00        1,018.30         1.63%          $8.20
--------------------------------------------------------------------------------
 Class C              1,000.00        1,018.40         1.63%          $8.20
--------------------------------------------------------------------------------
 Class R              1,000.00        1,019.30         1.23%          $6.19
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,021.61         0.68%          $3.43
--------------------------------------------------------------------------------
 Class A              1,000.00        1,020.36         0.93%          $4.68
--------------------------------------------------------------------------------
 Class B              1,000.00        1,016.87         1.63%          $8.20
--------------------------------------------------------------------------------
 Class C              1,000.00        1,016.87         1.63%          $8.20
--------------------------------------------------------------------------------
 Class R              1,000.00        1,018.87         1.23%          $6.19
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES  ANNUAL  RETURN  OF  5%  BEFORE  EXPENSES.  GUARANTEES  BY  THE  U.S.
   GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES.

ALLEGIANT FIXED INCOME FUNDS
INTERMEDIATE BOND FUND OVERVIEW
MAY 31, 2005
================================================================================

     Andrew Harding
Chief Investment Officer
Fixed Income Investment


PERFORMANCE
For the 12-month period ended May 31, 2005, the Allegiant Intermediate Bond Fund posted a total return of (1.61)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 4.38% for Class I investors. In comparison, the Lehman Intermediate U.S. Government/Credit Index* returned 4.67%.


FACTORS AFFECTING PERFORMANCE
With the economy recovering and deflation no longer a threat, the Federal Reserve Board raised short-term rates by 25 basis points during each of its eight meetings during the fiscal year. Most economists predicted that interest rates on intermediate-term maturities would follow suit, in keeping with historical precedent. Instead, intermediate-term rates actually went down. While the federal funds rate rose from 1% to 3%, the five-year Treasury note yield declined from 3.8% to 3.7% and the ten-year note fell from 4.7% to 4.0%. As a result, intermediate-term bond prices generally increased.

The drop in interest rates benefited each sector within the Intermediate Bond Fund, namely U.S. Treasury securities, U.S. government agency obligations, corporate bonds and mortgage-backed securities. A relatively stable mortgage rate environment limited the number of homeowners refinancing their loans and led to low price volatility in mortgage-backed securities. Corporate bonds benefited from the improving economy, particularly lower-rated bonds.


CURRENT STRATEGY AND OUTLOOK
We believe mortgage-backed securities will continue to be attractive based upon an expectation of reasonably stable mortgage rates, little chance for substantial refinancing and their generally better value than corporate bonds on a risk adjusted basis. Correspondingly, we will tend to underweight corporate bonds due to their weak relative value as well as the potential for corporations to re-leverage their balance sheets in an effort to attract equity shareholders. Regarding interest rate management, we will likely continue to favor a "barbell" approach of emphasizing the short and long ends of the yield curve. We will also look to manage duration, within our risk control mandates, based upon inflation expectations and anticipated Federal Reserve policy.


----------------------------------------------------    THE TABLE ON THE LEFT
                 PORTFOLIO HOLDINGS                     PRESENTS PORTFOLIO
                 ------------------                     HOLDINGS AS A PERCENTAGE
                                                        OF TOTAL INVESTMENTS
  U.S. Treasury Notes                         26.6%     BEFORE COLLATERAL FOR
  Corporate Bonds                             20.6      LOANED SECURITIES AS OF
  Federal National Mortgage Association       18.3      MAY 31, 2005.
  Federal Home Loan Bank                      13.1
  Asset Backed Securities                      8.6
  Commercial Paper                             3.6
  Federal Home Loan Mortgage Corporation       3.1
  Affiliated Money Market Fund                 3.0
  Collateralized Mortgage Obligations          1.8
  Government National Mortgage Association     1.3
                                             ------
                                             100.0%
----------------------------------------------------


GUARANTEES BY THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES.

*THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX, AN UNMANAGED INDEX REPRESENTATIVE OF INTERMEDIATE TERM BONDS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVSIORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

                                                    Lehman Intermediate
         Class I Shares   Class B Shares    U.S. Government/Credit Bond Index*
12/20/89    $10,000          $10,000                    $10,000
5/31/90     $10,097          $10,054                    $10,079
5/31/91     $11,325          $11,172                    $11,301
5/31/92     $12,744          $12,454                    $12,701
5/31/93     $14,178          $13,725                    $14,258
5/31/94     $14,175          $13,594                    $14,403
5/31/95     $15,529          $14,752                    $16,074
5/31/96     $16,117          $15,166                    $16,734
5/31/97     $17,186          $16,020                    $18,055
5/31/98     $18,576          $17,148                    $20,128
5/31/99     $19,316          $17,633                    $20,947
5/31/00     $19,605          $17,746                    $21,347
5/31/01     $21,597          $19,344                    $24,092
5/31/02     $23,119          $20,510                    $25,983
5/31/03     $25,662          $22,549                    $29,768
5/31/04     $25,595          $22,280                    $29,316
5/31/05     $26,715          $23,035                    $31,368

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND CLASS C SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.


------------------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       12/20/89           4.38%    4.94%      6.38%       5.58%           6.57%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       04/15/91         (0.44)%    3.08%      5.14%       4.79%           5.95%             4.50%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       01/06/98         (1.61)%    2.70%      5.03%       4.56%           5.55%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       05/30/00           2.39%    3.94%      5.40%       4.60%           5.58%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

2 TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT
DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER.
WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH
RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND
MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,018.80         0.61%          $3.07
--------------------------------------------------------------------------------
 Class A              1,000.00        1,017.50         0.86%          $4.33
--------------------------------------------------------------------------------
 Class B              1,000.00        1,013.00         1.56%          $7.83
--------------------------------------------------------------------------------
 Class C              1,000.00        1,013.10         1.56%          $7.83
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,021.96         0.61%          $3.08
--------------------------------------------------------------------------------
 Class A              1,000.00        1,020.71         0.86%          $4.33
--------------------------------------------------------------------------------
 Class B              1,000.00        1,017.22         1.56%          $7.85
--------------------------------------------------------------------------------
 Class C              1,000.00        1,017.22         1.56%          $7.85
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.
++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES

ALLEGIANT FIXED INCOME FUNDS
LIMITED MATURITY BOND FUND OVERVIEW
MAY 31, 2005
================================================================================

     Andrew Harding
Chief Investment Officer
Fixed Income Investment


PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Limited Maturity Bond Fund posted a total return of (4.06)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 1.85% for Class I investors. In comparison, the Merrill Lynch 1-3 Year U.S. Corporate/Government Index* returned 1.96%.


FACTORS AFFECTING PERFORMANCE

The "short end of the bond yield curve" -- industry jargon for securities maturing within a few years -- posed major challenges for bond managers due to rising short-term interest rates. Between May 31, 2004 and May 31, 2005, the Federal Reserve Board boosted the federal funds rate from 1% to 3%. Six-month Treasury bill yields rose from 1.4% to 3.1% while the two-year Treasury note rose from about 2.6% to 3.6%. As short-term interest rates surged, short-term bond prices declined, and that had a negative impact on the Fund. True, investors were able to capture higher coupon income as bonds matured and the proceeds were reinvested. However, the added income struggled to offset declining bond prices, resulting in weak total returns.

Hardest hit were Treasury securities, which were most affected by rising interest rates. In comparison, corporate bond prices were buffered by a strengthening economy while mortgage-backed securities provided additional income to compensate for refinancing risk. Our decision to hold mortgage-backed securities proved helpful to results.


CURRENT STRATEGY AND OUTLOOK

We will likely continue to favor asset-backed and structured mortgage-backed securities due to their favorable risk/reward profile of providing income and high credit quality. We will also look to manage duration, within our risk control mandates, based upon inflation expectations and anticipated Federal Reserve policy.


-----------------------------------------------------   THE TABLE ON THE LEFT
                 PORTFOLIO HOLDINGS                     PRESENTS PORTFOLIO
                 ------------------                     HOLDINGS AS A PERCENTAGE
                                                        OF TOTAL INVESTMENTS
  Asset Backed Securities                     22.7%     BEFORE COLLATERAL FOR
  Corporate Bonds                             21.0      LOANED SECURITIES AS OF
  Collateralized Mortgage Obligations         18.7      MAY 31, 2005.
  Federal National Mortgage Association       14.0
  U.S. Treasury Notes                         10.2
  Federal Home Loan Mortgage Corporation       7.1
  Federal Home Loan Bank                       3.7
  Affiliated Money Market Fund                 1.6
  Government National Mortgage Association     1.0
                                             ------
                                             100.0%
-----------------------------------------------------

GUARANTEES BY THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT
SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES.

*THE MERRILL LYNCH 1-3 YEAR U.S.CORPORATE/GOVERNMENT INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. INVESTMENT GRADE CORPORATE BONDS, IS AN UNMANAGED INDEX AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================


                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

                                                  Merrill Lynch 1-3 Year
         Class I Shares   Class B Shares     U.S. Corporate/Government Index*
7/7/94      $10,000          $10,000                    $10,000
5/31/95     $10,576          $10,486                    $10,698
5/31/96     $11,141          $10,942                    $11,267
5/31/97     $11,811          $11,491                    $12,020
5/31/98     $12,600          $12,144                    $12,865
5/31/99     $13,247          $12,647                    $13,561
5/31/00     $13,674          $12,928                    $14,116
5/31/01     $14,797          $13,853                    $15,556
5/31/02     $15,698          $14,556                    $16,552
5/31/03     $16,575          $15,207                    $17,582
5/31/04     $16,649          $15,147                    $17,750
5/31/05     $16,958          $15,283                    $18,098


1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.


------------------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       07/07/94          1.85%     2.61%      4.40%       4.83%           4.97%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       09/09/94         (0.39)%    1.68%      3.73%       4.47%           4.64%             2.00%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       08/11/99         (4.06)%    0.34%      3.05%       3.84%           3.97%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       01/27/00         (0.10)%    1.64%      3.41%       3.84%           3.97%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class R Shares       07/31/03          0.56%     2.04%      3.71%       4.03%           4.15%              N/A          0.75%
------------------------------------------------------------------------------------------------------------------------------------

2 TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT
DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER.
WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH
RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND
MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,009.90          0.55%         $2.76
--------------------------------------------------------------------------------
 Class A              1,000.00        1,008.70          0.80%         $4.01
--------------------------------------------------------------------------------
 Class B              1,000.00        1,005.10          1.50%         $7.50
--------------------------------------------------------------------------------
 Class C              1,000.00        1,005.10          1.50%         $7.50
--------------------------------------------------------------------------------
 Class R              1,000.00        1,007.10          1.10%         $5.50
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,022.26          0.55%         $2.77
--------------------------------------------------------------------------------
 Class A              1,000.00        1,021.01          0.80%         $4.03
--------------------------------------------------------------------------------
 Class B              1,000.00        1,017.52          1.50%         $7.54
--------------------------------------------------------------------------------
 Class C              1,000.00        1,017.52          1.50%         $7.54
--------------------------------------------------------------------------------
 Class R              1,000.00        1,019.52          1.10%         $5.54
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT FIXED INCOME FUNDS
TOTAL RETURN ADVANTAGE FUND OVERVIEW
MAY 31, 2005
================================================================================

     Andrew Harding
Chief Investment Officer
Fixed Income Investment


PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Total Return Advantage Fund posted a total return of 1.12% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 7.14% for Class I investors. In comparison, the Lehman U.S. Government/Credit Index* returned 7.00%.


FACTORS AFFECTING PERFORMANCE

In industry parlance, a "flattening yield curve" was a positive factor for the Allegiant Total Return Advantage Fund during the fiscal year. The Federal Reserve Board raised short-term interest rates from 1% to 3% but yields on securities maturing in five years or more actually declined. Since the Fund invests in many securities with average maturities beyond five years, a declining interest-rate environment on longer maturities was a boost to bond prices. The yield curve -- essentially a graph of bond yields vs. maturities -- currently shows that securities maturing in five, ten or 30 years do not pay much more in coupon income than bonds maturing in one year, hence the term "flattening."

Another factor that helped the Fund was its investments in a diversified portfolio of high yield bonds, which carry below-investment grade ratings. Our strategy has been to focus on the high quality end of this sector -- bonds rated BB or B by Moody's Investor Service. As the economy has improved, these bonds have appreciated in price relative to U.S. Treasury bonds, due to an improvement in their creditworthiness. Owning a selection of high yield debt was beneficial in terms of relative performance.


CURRENT STRATEGY AND OUTLOOK

We believe mortgage-backed securities will continue to be attractive based upon an expectation of reasonably stable mortgage rates, little chance for substantial refinancing and their generally better value than corporate bonds on a risk adjusted basis. Correspondingly, we will tend to underweight corporate bonds due to their weak relative value as well as the potential for corporations to re-leverage their balance sheets in an effort to attract equity shareholders. Regarding interest rate management, we will likely continue to favor a "barbell" approach of emphasizing the short and long ends of the yield curve. We will also look to manage duration, within our risk control mandates, based upon inflation expectations and anticipated Federal Reserve policy.


-----------------------------------------------------   THE TABLE ON THE LEFT
                 PORTFOLIO HOLDINGS                     PRESENTS PORTFOLIO
                 ------------------                     HOLDINGS AS A PERCENTAGE
  Corporate Bonds                             22.9%     OF TOTAL INVESTMENTS
  Federal Home Loan Bank                      19.7      BEFORE COLLATERAL FOR
  U.S. Treasury Notes                         17.3      LOANED SECURITIES AS OF
  U.S. Treasury Bonds                         11.8      MAY 31, 2005.
  Federal National Mortgage Association        8.4
  Collateralized Mortgage Obligations          8.3
  Asset Backed Securities                      5.5
  Affiliated Money Market Fund                 2.5
  Commercial Paper                             2.4
  Federal Home Loan Mortgage Corporation       1.2
                                             ------
                                             100.0%
-----------------------------------------------------


GUARANTEES BY THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES. HIGH YIELDING, NON-INVESTMENT GRADE BONDS PRESENT A GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN INVESTMENT GRADE SECURITIES.

*THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares   Class B Shares   Lehman U.S. Government/Credit Index*
7/7/94      $10,000          $10,000                    $10,000
5/31/95     $11,109          $11,015                    $11,121
5/31/96     $11,576          $11,370                    $11,562
5/31/97     $12,561          $12,222                    $12,438
5/31/98     $13,861          $13,360                    $13,836
5/31/99     $14,352          $13,703                    $14,449
5/31/00     $14,607          $13,884                    $14,876
5/31/01     $16,366          $15,437                    $16,629
5/31/02     $17,637          $16,492                    $17,927
5/31/03     $20,138          $18,631                    $20,345
5/31/04     $19,900          $18,256                    $19,884
5/31/05     $21,320          $19,373                    $21,172


1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, C AND R SHARES MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.


------------------------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       07/07/94          7.14%     6.53%      7.86%       6.74%           7.19%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       09/06/94          2.17%     4.65%      6.66%       5.98%           6.43%             4.50%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       09/29/99          1.12%     4.30%      6.58%       5.81%           6.26%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       10/03/00          5.12%     5.52%      6.84%       5.73%           6.19%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class R Shares       07/31/03          5.81%     5.87%      7.22%       6.13%           6.59%              N/A          0.75%
------------------------------------------------------------------------------------------------------------------------------------

2 TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT
DEFERRED SALES CHARGE APPROPRIATE TO EACH PERIOD), OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER.
WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO EACH
RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES AND
MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,034.20          0.65%         $3.30
--------------------------------------------------------------------------------
 Class A              1,000.00        1,033.90          0.90%         $4.56
--------------------------------------------------------------------------------
 Class B              1,000.00        1,030.30          1.60%         $8.10
--------------------------------------------------------------------------------
 Class C              1,000.00        1,029.30          1.60%         $8.10
--------------------------------------------------------------------------------
 Class R              1,000.00        1,031.50          1.20%         $6.08
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,021.76          0.65%         $3.28
--------------------------------------------------------------------------------
 Class A              1,000.00        1,020.51          0.90%         $4.53
--------------------------------------------------------------------------------
 Class B              1,000.00        1,017.02          1.60%         $8.05
--------------------------------------------------------------------------------
 Class C              1,000.00        1,017.02          1.60%         $8.05
--------------------------------------------------------------------------------
 Class R              1,000.00        1,019.02          1.20%         $6.04
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

ALLEGIANT FIXED INCOME FUNDS
ULTRA SHORT BOND FUND OVERVIEW
MAY 31, 2005
================================================================================


     Andrew Harding
Chief Investment Officer
Fixed Income Investment


PERFORMANCE

For the 12-month period ended May 31, 2005, the Allegiant Ultra Short Bond Fund posted a total return of 0.22% for Class A investors and 1.48% for Class I investors. In comparison, the Merrill Lynch 1 Year U.S. Treasury Index* returned 1.53%.


FACTORS AFFECTING PERFORMANCE

The most important factor affecting the performance of the Ultra Short Bond Fund was the decision by the Federal Reserve Board to boost short-term interest rates from 1% to 3%. On eight occasions, the Fed boosted short-term rates by 25 basis points, having accomplished its mission of keeping interest rates at historic lows to help stimulate the economy after the recession of the early 2000s.

The move towards higher short-term rates is a positive one for the Fund to the extent that the Fund's managers can reinvest proceeds of maturing securities at higher rates. However, securities which mature in one year or more are adversely impacted by the rising rate environment, since investors are locked into lower rates. Indeed, between May 31, 2004 and May 31, 2005, the six-month Treasury bill yield rose from 1.4% to 3.1% and the two-year Treasury note rose from 3.0% to 3.6%.


CURRENT STRATEGY AND OUTLOOK

We will likely continue to favor asset-backed and structured mortgage-backed securities due to their favorable risk/reward profile of providing income and high credit quality. We will also look to manage duration, within our risk control mandates, based upon inflation expectations and anticipated Federal Reserve policy.


-----------------------------------------------------   THE TABLE ON THE LEFT
                 PORTFOLIO HOLDINGS                     PRESENTS PORTFOLIO
                 ------------------                     HOLDINGS AS A PERCENTAGE
  Asset Backed Securities                     29.6%     OF TOTAL INVESTMENTS
  Corporate Bonds                             19.0      BEFORE COLLATERAL FOR
  Collateralized Mortgage Obligations         16.7      LOANED SECURITIES AS OF
  U.S. Treasury Notes                         16.2      MAY 31, 2005.
  Federal National Mortgage Association       10.1
  Federal Home Loan Bank                       6.2
  Affiliated Money Market Fund                 2.1
  Government National Mortgage Association     0.1
                                             ------
                                             100.0%
-----------------------------------------------------

* THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES.

================================================================================


                        GROWTH OF A $10,000 INVESTMENT 1
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

                                                   Merrill Lynch
         Class I Shares   Class A Shares    1-Year U.S. Treasury Index*
12/2/02     $10,000           $9,900                  $10,000
5/31/03     $10,167          $10,055                  $10,106
5/31/04     $10,262          $10,114                  $10,202
5/31/05     $10,414          $10,238                  $10,358

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

-------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05 2
-------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR     SINCE INCEPTION    MAX SALES CHARGE    MAX CDSC
-------------------------------------------------------------------------------------------------
 Class I Shares       12/02/02          1.48%           1.64%               N/A             N/A
-------------------------------------------------------------------------------------------------
 Class A Shares       01/06/03          0.22%           0.94%              1.00%            N/A
-------------------------------------------------------------------------------------------------

2 TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, DEDUCTION OF APPLICABLE
SALES CHARGE, OPERATING EXPENSES AND FEES. RETURNS ALSO REFLECT A CURRENT VOLUNTARY FEE WAIVER.
WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUND WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR
CLASS A SINCE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT
CLASS A SHARE'S FEES, EXPENSES AND MAXIMUM SALES CHARGES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE.
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

--------------------------------------------------------------------------------
                                  EXPENSE TABLE
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I             $1,000.00       $1,009.60          0.39%         $1.95
--------------------------------------------------------------------------------
 Class A              1,000.00        1,008.30          0.64%         $3.20
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I              1,000.00        1,023.06          0.39%         $1.97
--------------------------------------------------------------------------------
 Class A              1,000.00        1,021.81          0.64%         $3.23
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

GUARANTEES BY THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE FUND'S YIELD WILL DECLINE DUE TO FALLING INTEREST RATES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS. ALTHOUGH U.S. GOVERNMENT
SECURITIES ARE CONSIDERED TO BE AMONG THE SAFEST INVESTMENTS, THEY ARE NOT GUARANTEED AGAINST PRICE MOVEMENTS DUE TO CHANGING INTEREST RATES.

HIGH YIELDING, NON-INVESTMENT GRADE BONDS PRESENT A GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN INVESTMENT GRADE SECURITIES. THE VALUE OF DEBT SECURITIES MAY BE AFFECTED BY THE ABILITY OF ISSUERS TO MAKE PRINCIPAL AND INTEREST PAYMENTS.

ALLEGIANT TAX FREE BOND FUNDS
TAX FREE BOND FUNDS OVERVIEW
MAY 31, 2005
================================================================================


   Christian Swantek
Director of Tax-Exempt
Fixed Income Investment

         PHOTO
   [GRAPHIC OMITTED]


PERFORMANCE

For the 12-month period ended May 31, 2005, the total returns for our municipal bond funds were as follows:

1. Allegiant Intermediate Tax Exempt Bond Fund posted a total return of (1.45)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 4.54% for Class I investors.

2. Allegiant Michigan Intermediate Municipal Bond Fund posted a total return of (2.52)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 3.39% for Class I investors.

3. Allegiant Ohio Intermediate Tax Exempt Bond Fund posted a total return of (1.79)% for Class B investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 4.19% for Class I investors.

4. Allegiant Pennsylvania Intermediate Municipal Bond Fund posted a total return of 2.32% for Class C investors (assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of your shares at the end of the period) and 4.41% for Class I investors.

In comparison, the Lehman 7-Year Municipal Bond Index* returned 5.83%.


FACTORS AFFECTING PERFORMANCE

Although the Federal Reserve Board tripled short-term interest rates during the fiscal year, interest rates in the municipal bond market were much less volatile. While bond prices fluctuated significantly during the period, prices weren't much different at the end of the period than at the beginning. Our strategy of focusing on after-tax income rather than trying to predict movements in interest rates resulted in even less volatility.

The overall economy improved somewhat during the fiscal year, as states such as Ohio and Pennsylvania were able to boost tax collections, thus improving the underlying credit quality of various bonds issued by those governments. Some states, such as Michigan, faced special challenges. Michigan's credit rating was downgraded from AAA to AA, as the automobile industry's well-publicized woes weighed heavily on the state's finances.

We continued to meet our objectives of maximizing after-tax income consistent with capital preservation. We accomplished this strategy by holding onto bonds that were purchased in a higher yield environment rather than swapping into newer bonds with low yields to try to capture total return. Rather than buying new bonds with low yields, we purchased higher-income bonds issued several years ago when interest rates were much higher. In addition, we avoided bonds associated with higher risk industries such as tobacco and nursing homes.


CURRENT STRATEGY AND OUTLOOK

Since we do not think that the Fed is done raising short-term rates, our current strategy is to continue to purchase bonds with very short maturities so that we can quickly reinvest the proceeds as short-term interest rates rise. We are also focusing on longer-term maturities that offer higher coupon income as well as price stability. In industry jargon, this is known as a "bar-bell" strategy because it emphasizes both very short-term and longer-term maturities.

We will continue to focus our strategy on maximizing tax-free income for our shareholders. This strategy may or may not lead to the highest total return, which includes bond price appreciation. We believe that our shareholders are willing to make this tradeoff, since gains from price appreciation are usually taxable, while the income from municipal bonds is generally tax free but may be subject to the alternative minimum tax. Our philosophy can be summed up as follows: "it's not what you make, it's what you get to keep that really matters."


*THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AN UNMANAGED BROAD BASED TOTAL RETURN INDEX OF INVESTMENT GRADE, FIXED RATE BONDS WITH MATURITIES OF 7-8 YEARS, IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, INVESTMENT ADVISORY FEES OR OTHER EXPENSES.

THE TABLE BELOW PRESENTS PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF MAY 31, 2005.

-------------------------------------------------------------------------------------------------------------------------
                                                                  PORTFOLIO HOLDINGS
                                                                  ------------------
                                 INTERMEDIATE           MICHIGAN           OHIO INTERMEDIATE       PENNSYLVANIA
                                  TAX EXEMPT     INTERMEDIATE MUNICIPAL        TAX EXEMPT      INTERMEDIATE MUNICIPAL
                                  BOND FUND             BOND FUND              BOND FUND             BOND FUND
                                 ------------    ----------------------    -----------------   ----------------------
  General Obligations                50.5%                 69.1%                  72.3%                 46.7%
  Agency Obligations                 35.5                  13.3                   20.2                  46.6
  Utility Bonds                       9.0                    --                    0.5                   2.9
  Prerefunded & Escrowed
   to Maturity Bonds                  2.3                   5.8                    0.2                    --
  Affiliated Money Market Funds       1.0                    --                    1.1                   1.9
  Revenue Bonds                       0.9                    --                    0.7                    --
  Hospital Bonds                      0.8                  10.8                    5.0                   1.9
  Other Money Market Funds             --                   1.0                     --                    --
                                    ------                ------                 ------                ------
                                    100.0%                100.0%                 100.0%                100.0%
-------------------------------------------------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT*

                       INTERMEDIATE TAX EXEMPT BOND FUND 2
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares   Class B Shares    Lehman 7-Year Municipal Bond Index*
5/31/95     $10,000          $10,000                    $10,000
5/31/96      $9,954           $9,860                    $10,463
5/31/97     $10,490          $10,293                    $11,178
5/31/98     $11,296          $10,980                    $12,079
5/31/99     $11,756          $11,343                    $12,650
5/31/00     $11,728          $11,225                    $12,680
5/31/01     $12,909          $12,244                    $14,084
5/31/02     $13,666          $12,846                    $14,989
5/31/03     $14,822          $13,801                    $16,586
5/31/04     $14,718          $13,588                    $16,532
5/31/05     $15,386          $14,071                    $17,495


                         GROWTH OF A $10,000 INVESTMENT*

                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares   Class B Shares    Lehman 7-Year Municipal Bond Index*
7/2/90        10000            10000                      10000
5/31/91       10714            10621                      10909
5/31/92       11531            11324                      11890
5/31/93       12624            12280                      13136
5/31/94       12992            12519                      13570
5/31/95       13975            13347                      14674
5/31/96       14472            13691                      15353
5/31/97       15367            14393                      16403
5/31/98       16457            15261                      17725
5/31/99       17041            15645                      18562
5/31/00       16970            15424                      18607
5/31/01       18727            16859                      20667
5/31/02       19765            17648                      21994
5/31/03       21445            19102                      24338
5/31/04       21352            18971                      24259
5/31/05       22077            19566                      25673


                         GROWTH OF A $10,000 INVESTMENT*

                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares    Class B Shares   Lehman 7-Year Municipal Bond Index*
1/5/90      $10,000          $10,000                    $10,000
5/31/90     $10,054          $10,016                    $10,188
5/31/91     $10,795          $10,652                    $11,208
5/31/92     $11,462          $11,205                    $12,216
5/31/93     $12,604          $12,205                    $13,496
5/31/94     $12,892          $12,366                    $13,942
5/31/95     $13,744          $13,059                    $15,076
5/31/96     $14,343          $13,500                    $15,774
5/31/97     $15,257          $14,225                    $16,852
5/31/98     $16,391          $15,138                    $18,211
5/31/99     $17,037          $15,587                    $19,071
5/31/00     $16,968          $15,377                    $19,117
5/31/01     $18,665          $16,756                    $21,233
5/31/02     $19,750          $17,552                    $22,597
5/31/03     $21,441          $18,864                    $25,005
5/31/04     $21,281          $18,558                    $24,924
5/31/05     $22,174          $19,154                    $26,376


                         GROWTH OF A $10,000 INVESTMENT*

                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
                             Dollars (in Thousands)

             [EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC]

                               [GRAPHIC OMITTED]

         Class I Shares   Class C Shares    Lehman 7-Year Municipal Bond Index*
8/10/94     $10,000          $10,000                    $10,000
5/31/95     $10,519          $10,439                    $10,682
5/31/96     $10,858          $10,674                    $11,177
5/31/97     $11,532          $11,230                    $11,941
5/31/98     $12,333          $11,897                    $12,904
5/31/99     $12,853          $12,281                    $13,513
5/31/00     $12,845          $12,079                    $13,546
5/31/01     $14,083          $12,704                    $15,045
5/31/02     $14,868          $13,270                    $16,011
5/31/03     $16,171          $14,296                    $17,718
5/31/04     $15,981          $14,008                    $17,660
5/31/05     $16,686          $14,474                    $18,689


GUARANTEES, IF ANY, BY THE MUNICIPAL ISSUERS, THE STATE OF MICHIGAN, THE STATE OF OHIO, THE COMMONWEALTH OF PENNSYLVANIA, U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES RELATE ONLY TO THE PAYMENT OF PRINCIPAL OR INTEREST OF THE PORTFOLIO SECURITIES AND NOT THE SHARES OF THE RESPECTIVE FUNDS. AN INVESTMENT IN A TAX EXEMPT FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT THE YIELD OF THE FUND WILL DECLINE DUE TO FALLING INTEREST RATES. FOR SOME INVESTORS, INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) AND/OR TO STATE OR LOCAL TAXES. CAPITAL GAINS ARE SUBJECT TO FEDERAL, STATE AND LOCAL TAXES. ECONOMIC OR POLITICAL CHANGES MAY IMPACT THE ABILITY OF MUNICIPAL ISSUERS TO REPAY PRINCIPAL AND INTEREST PAYMENTS ON SECURITIES OF THE FUNDS, WHICH MAY ADVERSELY IMPACT THE SHARES OF THE FUNDS.

THE FUNDS' FOCUS ON INVESTMENTS IN SECURITIES LOCATED IN A SINGLE STATE MAKES THE FUNDS SUSCEPTIBLE TO ECONOMIC, POLITICAL AND REGULATORY EVENTS THAT AFFECT THAT STATE. THE FUNDS ARE NON-DIVERSIFIED, WHICH MEANS THAT IT MAY INVEST IN SECURITIES OF RELATIVELY FEW ISSUERS. AS A RESULT, THE FUNDS MAY BE MORE SUSCEPTIBLE THAN A DIVERSIFIED FUND TO A SINGLE ADVERSE ECONOMIC OR POLITICAL AND REGULATORY OCCURRENCE AFFECTING ONE OR MORE ISSUERS.

* THE GRAPHS PRESENTED HERE PROVIDE HYPOTHETICAL $10,000 INVESTMENTS IN THE FUNDS SINCE THEIR RESPECTIVE DATES OF INCEPTION. THE GRAPHS SHOW PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY, WITH THE EXCEPTION OF THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND WHICH PRESENTS CLASS I AND CLASS C SHARES. THE PERFORMANCE OF CLASS A AND CLASS C SHARES (CLASS A SHARES ONLY WITH RESPECT TO THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND) MAY BE GREATER OR LESS THAN THAT SHOWN IN THE GRAPHS BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY THE SHAREHOLDERS INVESTING IN THOSE CLASSES. RETURNS SHOWN ON THE GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

ALLEGIANT TAX FREE BOND FUNDS
TAX FREE BOND FUNDS OVERVIEW
MAY 31, 2005
================================================================================


AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2005 1

------------------------------------------------------------------------------------------------------------------------------------
                                                 INTERMEDIATE TAX EXEMPT BOND FUND 2
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       04/09/98          4.54%     4.03%      5.58%       4.40%           6.34%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       06/22/98          1.09%     2.67%      4.68%       3.95%           6.06%             3.00%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       01/28/99         (1.45)%    1.81%      4.29%       3.47%           5.36%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       02/24/00          2.66%     3.05%      4.44%       3.28%           5.27%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND 3
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       07/02/90          3.39%     3.76%      5.40%       4.68%           5.45%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       07/02/90          0.02%     2.45%      4.52%       4.11%           5.04%             3.00%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       02/04/94         (2.52)%    1.56%      4.07%       3.81%           4.60%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       08/06/01          1.52%     2.83%      4.42%       3.70%           4.46%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               OHIO INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       01/05/90          4.19%     3.93%      5.50%       4.90%           5.31%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       04/15/91          0.69%     2.59%      4.63%       4.45%           5.00%             3.00%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares       12/04/01         (1.79)%    1.68%      4.15%       3.90%           4.31%              N/A          5.00%
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       06/23/00          2.12%     2.92%      4.47%       3.89%           4.30%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                 DATE OF INCEPTION     1 YEAR    3 YEARS    5 YEARS    10 YEARS    SINCE INCEPTION   MAX SALES CHARGE   MAX CDSC
------------------------------------------------------------------------------------------------------------------------------------
 Class I Shares       08/10/94          4.41%     3.92%      5.37%       4.72%           4.85%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class A Shares       09/11/96          1.06%     2.63%      4.50%       4.27%           4.42%             3.00%          N/A
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares       02/24/00          2.32%     2.94%      3.68%       3.32%           3.48%              N/A          1.00%
------------------------------------------------------------------------------------------------------------------------------------

1 TOTAL RETURNS REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS,  DEDUCTION OF APPLICABLE SALES CHARGE (INCLUDING THE CONTINGENT
  DEFERRED  SALES CHARGE  APPROPRIATE TO EACH PERIOD),  OPERATING  EXPENSES AND FEES.  RETURNS ALSO REFLECT A CURRENT  VOLUNTARY FEE
  WAIVER. WITHOUT SUCH A FEE WAIVER, PERFORMANCE OF THE FUNDS WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR EACH SHARE CLASS PRIOR TO
  EACH RESPECTIVE INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES, ADJUSTED TO REFLECT EACH SHARE CLASS' FEES, EXPENSES
  AND MAXIMUM SALES CHARGES.

2 PERFORMANCE INFORMATION OF THE INTERMEDIATE TAX EXEMPT BOND FUND FOR THE PERIOD PRIOR TO ITS INCEPTION ON APRIL 9, 1998 IS THAT OF
  A PREDECESSOR COMMON TRUST FUND, WHICH IS SEPARATE AND DISTINCT FROM THE FUND AND DOES NOT REPRESENT PAST PERFORMANCE OF THE FUND.
  THE COMMON  TRUST WAS NOT  REGISTERED  UNDER THE 1940 ACT AND  THEREFORE  NOT  SUBJECT TO  INVESTMENT  RESTRICTIONS  THAT MAY HAVE
  ADVERSELY AFFECTED PERFORMANCE.

3 PERFORMANCE  INFORMATION PRIOR TO JUNE 9, 2000 REPRESENTS THE PERFORMANCE OF THE PARKSTONE MICHIGAN MUNICIPAL BOND FUND, WHICH WAS
  REORGANIZED INTO THE ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ON THAT DATE.

PERFORMANCE  QUOTED  REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT  RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES,  WHEN REDEEMED,  MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  CURRENT  PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

================================================================================


--------------------------------------------------------------------------------
                                 EXPENSE TABLES
--------------------------------------------------------------------------------
                        INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I              $1,000.00        $1,017.60       0.61%         $3.07
--------------------------------------------------------------------------------
 Class A               1,000.00         1,015.30       0.86%         $4.32
--------------------------------------------------------------------------------
 Class B               1,000.00         1,012.80       1.56%         $7.83
--------------------------------------------------------------------------------
 Class C               1,000.00         1,012.80       1.56%         $7.83
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I               1,000.00         1,021.96       0.61%         $3.08
--------------------------------------------------------------------------------
 Class A               1,000.00         1,020.71       0.86%         $4.33
--------------------------------------------------------------------------------
 Class B               1,000.00         1,017.22       1.56%         $7.85
--------------------------------------------------------------------------------
 Class C               1,000.00         1,017.22       1.56%         $7.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I              $1,000.00        $1,011.90       0.62%         $3.11
--------------------------------------------------------------------------------
 Class A               1,000.00         1,010.60       0.87%         $4.36
--------------------------------------------------------------------------------
 Class B               1,000.00         1,007.10       1.57%         $7.86
--------------------------------------------------------------------------------
 Class C               1,000.00         1,007.10       1.57%         $7.86
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I               1,000.00         1,021.91       0.62%         $3.13
--------------------------------------------------------------------------------
 Class A               1,000.00         1,020.66       0.87%         $4.38
--------------------------------------------------------------------------------
 Class B               1,000.00         1,017.17       1.57%         $7.90
--------------------------------------------------------------------------------
 Class C               1,000.00         1,017.17       1.57%         $7.90
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

ALLEGIANT TAX FREE BOND FUNDS
TAX FREE BOND FUNDS OVERVIEW
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                 EXPENSE TABLES
--------------------------------------------------------------------------------
                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I              $1,000.00       $1,015.20        0.62%         $3.12
--------------------------------------------------------------------------------
 Class A               1,000.00        1,013.90        0.87%         $4.37
--------------------------------------------------------------------------------
 Class B               1,000.00        1,010.40        1.57%         $7.87
--------------------------------------------------------------------------------
 Class C               1,000.00        1,009.50        1.57%         $7.87
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I               1,000.00        1,021.91        0.62%         $3.13
--------------------------------------------------------------------------------
 Class A               1,000.00        1,020.66        0.87%         $4.38
--------------------------------------------------------------------------------
 Class B               1,000.00        1,017.17        1.57%         $7.90
--------------------------------------------------------------------------------
 Class C               1,000.00        1,017.17        1.57%         $7.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
 ACTUAL                12/1/04         5/31/05     EXPENSE RATIO  DURING PERIOD+
--------------------------------------------------------------------------------
 Class I              $1,000.00       $1,017.30        0.64%          $3.22
--------------------------------------------------------------------------------
 Class A               1,000.00        1,016.10        0.89%          $4.47
--------------------------------------------------------------------------------
 Class C               1,000.00        1,011.60        1.59%          $7.97
--------------------------------------------------------------------------------
 HYPOTHETICAL++
--------------------------------------------------------------------------------
 Class I               1,000.00        1,021.81        0.64%          $3.23
--------------------------------------------------------------------------------
 Class A               1,000.00        1,020.56        0.89%          $4.48
--------------------------------------------------------------------------------
 Class C               1,000.00        1,017.07        1.59%          $8.00
--------------------------------------------------------------------------------

+ EXPENSES ARE EQUAL TO EACH CLASS' ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (182) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365.

++ ASSUMES ANNUAL RETURN OF 5% BEFORE EXPENSES.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.ALLEGIANTFUNDS.COM.

                                                                                      ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
                                                                                                  TRUSTEES AND OFFICERS OF THE TRUST
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL                        NUMBER OF
                                                                                     OCCUPATION(S)                 PORTFOLIOS IN THE
                                  POSITION(S)       LENGTH                       DURING PAST 5 YEARS/                FUND COMPLEX
 NAME, ADDRESS (1)               HELD WITH THE      OF TIME                      OTHER DIRECTORSHIPS (3)                OVERSEEN
 AGE                                 TRUST         SERVED (2)                    HELD BY BOARD MEMBER                BY TRUSTEE (4)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary                 Chairman of the      Since        Retired; Co-Chairman of Ernst & Young, April            30
71                                 Board and       February       1984 to September 1993; Director, Strategic
                                    Trustee          1996         Distribution, Inc., since January 1999;
                                                                  Director, Commercial Metals Company since March
                                                                  2001.
------------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                     Trustee          Since        President and CEO, Kittle's Home Furnishings            30
61                                                 November       Center, Inc., since January 2002; President and
                                                     1993         Chief Operating Officer, Kittle's Home
                                                                  Furnishings Center, Inc., from January 1982
                                                                  through January 2002; Partner, Kittle's
                                                                  Bloomington Properties LLC, from January 1981
                                                                  through 2003; partner, KK&D LLC, from January
                                                                  1989 through 2003; partner, KK&D II LLC, from
                                                                  February 1998 through 2003 (affiliated real
                                                                  estate companies of Kittle's Home Furnishings
                                                                  Center, Inc.).
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                   Trustee          Since        Retired; Chairman, President and CEO, Centerior         30
68                                                 November       Energy (electric utility), March 1992 to
                                                     1997         October 1997.
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                    Trustee          Since        Dean Emeritus, Gatton College of Business and           30
66                                                 June 1990      Economics, University of Kentucky, since June
                                                                  2003; Garvice D. Kincaid Professor of Finance,
                                                                  since 1981; Dean, Gatton College of Business
                                                                  and Economics, University of Kentucky,
                                                                  1981-2003.
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                  Trustee          Since        Retired; Executive Vice-President and General           30
67                                                 July 1997      Counsel, Eaton Corporation (global
                                                                  manufacturing), 1991 to March 2000.
------------------------------------------------------------------------------------------------------------------------------------
Dale C. LaPorte                     Trustee           Since       Partner, Calfee, Halter & Griswold LLP (law             30
63                                                 April 2005     firm), since January 1974; Chairman of
                                                                  Executive Committee of Calfee, Halter &
                                                                  Griswold LLP, from January 2000 through
                                                                  December 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                   Trustee          Since        Chairman and CEO, Edward Howard & Co. (public           30
46                                                August 2002     relations agency), since 2001; CEO, Edward
                                                                  Howard & Co., 2000-2001; Vice President/Senior
                                                                  Vice President, Edward Howard & Co., 1992-2000.
------------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                   Trustee          Since        Retired; President and CEO, Whayne Supply Co.           30
66                                                 May 1993       (engine and heavy equipment distribution), 1986
                                                                  to February 2005.
------------------------------------------------------------------------------------------------------------------------------------

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
TRUSTEES AND OFFICERS OF THE TRUST
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL                        NUMBER OF
                                                                                     OCCUPATION(S)                 PORTFOLIOS IN THE
                                  POSITION(S)       LENGTH                       DURING PAST 5 YEARS/                FUND COMPLEX
 NAME, ADDRESS (1)               HELD WITH THE      OF TIME                      OTHER DIRECTORSHIPS (3)                OVERSEEN
 AGE                                 TRUST         SERVED (2)                    HELD BY BOARD MEMBER                BY TRUSTEE (4)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John G. Breen (5)                   Trustee          Since        Retired; Chairman and CEO, The Sherwin Williams         30
71                                                  August        Co., until May 2000; Director, Goodyear Tire &
                                                     2002         Rubber Co.; Director, The Stanley Works.
------------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr. (5)    President, Chief      Since        Executive Vice President, National City                 30
52                            Legal Officer and    November       Corporation (bank holding company), since July
                                   Trustee           1997         1997; Chairman, NatCity Investments, Inc.
                                                                  (investment banking), since July 1995;
                                                                  President and CEO, National City Bank, Florida,
                                                                  since September 2004.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr (6)              Senior Vice        Since        Senior Vice President (formerly Vice                    N/A
200 Public Square,             President, Chief    February       President), National City Bank, and Managing
5th Floor                       Administrative       2003         Director, Allegiant Asset Management Group
Cleveland, OH 44114            Officer and Chief                  (formerly, Armada Funds Group), since June
50                                Compliance                      1999; Managing Director, Allegiant Asset
                                   Officer                        Management Company (formerly, National City
                                                                  Investment Management Company), since May 1996.
------------------------------------------------------------------------------------------------------------------------------------
Audrey C. Talley (6)              Secretary          Since        Partner, Drinker Biddle & Reath LLP,                    N/A
One Logan Square                                   February       Philadelphia, Pennsylvania (law firm).
18th and Cherry Streets                              2005
Philadelphia, PA 19103-6996
51
------------------------------------------------------------------------------------------------------------------------------------
Dennis J. Westley (6)             Treasurer          Since        Senior Vice President and Managing Director,            N/A
103 Bellevue Parkway                               May 2003       Accounting and Administration, PFPC Inc., since
Wilmington, DE 19809                                              July 2001; Vice President and Accounting
46                                                                Director, PFPC Inc., 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
John Kernan (6)                  Assistant           Since        Vice President, National City Bank, and                 N/A
200 Public Square, 5th Floor     Treasurer         February       Managing Director of Fund Administration,
Cleveland, OH 44114                                  2005         Allegiant Asset Management Group (formerly,
39                                                                Armada Funds Group), since July 2004; Vice
                                                                  President and Senior Director of Fund
                                                                  Administration, State Street Bank and Trust
                                                                  Company, 1998 to 2004.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee can be contacted by writing to Allegiant Funds, c/o John Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.
2 Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.
3 Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.
4 The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its affiliates serves as investment adviser including Allegiant Funds ("Allegiant") and Allegiant Advantage Fund
  ("Advantage"). In addition to Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr. Martens also serve as
  Chairman and President/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the Trustees includes
  29 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The
  Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.
5 Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an
  "interested person" of Allegiant because (1) he is Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, (3) he is the Chairman of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser, and (4) he is the President and CEO of National City Bank, Florida, an affiliate of the Adviser.
6 Ms. Barr, Ms. Talley, Mr. Westley and Mr. Kernan also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 until February 2003.
------------------------------------------------------------------------------------------------------------------------------------
For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

================================================================================


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ALLEGIANT FUNDS

We have audited the accompanying statements of net assets of Allegiant Bond Fund, Allegiant Government Mortgage Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Total Return Advantage Fund, Allegiant Ultra Short Bond Fund, Allegiant Intermediate Tax Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, and Allegiant Pennsylvania Intermediate Municipal Bond Fund (the "Funds") (each a portfolio of Allegiant Funds, formerly Armada Funds) and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                    /S/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania

July 22, 2005


ALLEGIANT FIXED INCOME FUNDS                                                              SELECTED PER SHARE DATA AND RATIOS
FINANCIAL HIGHLIGHTS                                                  FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BOND FUND*
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $ 9.98      $0.41 1      $ 0.25          $(0.42)      $(0.00)         $10.22       6.69%   $374,907       0.76%
2004        10.44       0.39 1       (0.45)          (0.40)       (0.00)           9.98      (0.62)    415,151       0.74
2003         9.86       0.48 1        0.56           (0.46)       (0.00)          10.44      10.74     617,012       0.71
2002 3       9.71       0.56 1        0.14           (0.55)       (0.00)           9.86       7.40     798,688       0.71
2001         9.37       0.62          0.34           (0.62)       (0.00)           9.71      10.50     842,906       0.72

CLASS A
2005       $10.00      $0.38 1      $ 0.26          $(0.39)      $(0.00)         $10.25       6.52%   $ 10,908       1.01%
2004        10.47       0.37 1       (0.47)          (0.37)       (0.00)          10.00      (0.96)     11,193       0.99
2003         9.88       0.46 1        0.56           (0.43)       (0.00)          10.47      10.57      14,985       0.96
2002 3       9.73       0.54 1        0.14           (0.53)       (0.00)           9.88       7.13       9,530       0.96
2001         9.40       0.59          0.34           (0.60)       (0.00)           9.73      10.26       8,944       0.97

CLASS B
2005       $ 9.99      $0.31 1      $ 0.25          $(0.32)      $(0.00)         $10.23       5.68%   $    934       1.71%
2004        10.45       0.30 1       (0.46)          (0.30)       (0.00)           9.99      (1.56)      1,491       1.69
2003         9.87       0.38 1        0.56           (0.36)       (0.00)          10.45       9.70       2,095       1.67
2002 3       9.72       0.47 1        0.14           (0.46)       (0.00)           9.87       6.39       2,133       1.67
2001         9.38       0.54          0.33           (0.53)       (0.00)           9.72       9.46       2,317       1.67

CLASS C
2005       $ 9.98      $0.31 1      $ 0.25          $(0.32)      $(0.00)         $10.22       5.68%   $    279       1.71%
2004        10.44       0.30 1       (0.46)          (0.30)       (0.00)           9.98      (1.56)        327       1.69
2003         9.86       0.38 1        0.56           (0.36)       (0.00)          10.44       9.70         403       1.67
2002 3       9.71       0.45 1        0.16           (0.46)       (0.00)           9.86       6.39         150       1.67
2001 2       9.48       0.52          0.23           (0.52)       (0.00)           9.71       8.06          62       1.67

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)        RATE 4
--------------------------------------------------------------------
BOND FUND*
--------------------------------------------------------------------
CLASS I
2005          3.99%          0.76%            3.99%           515%
2004          3.86           0.74             3.86            338
2003          4.73           0.71             4.73            213
2002 3        5.70           0.71             5.70             98
2001          6.39           0.77             6.34             73

CLASS A
2005          3.74%          1.01%            3.74%           515%
2004          3.61           0.99             3.61            338
2003          4.48           0.96             4.48            213
2002 3        5.45           0.96             5.45             98
2001          6.14           1.02             6.09             73

CLASS B
2005          3.04%          1.71%            3.04%           515%
2004          2.91           1.69             2.91            338
2003          3.77           1.67             3.77            213
2002 3        4.74           1.67             4.74             98
2001          5.44           1.67             5.44             73

CLASS C
2005          3.04%          1.71%            3.04%           515%
2004          2.91           1.69             2.91            338
2003          3.77           1.67             3.77            213
2002 3        4.74           1.67             4.74             98
2001 2        5.44           1.67             5.44             73

* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF 0.9799154 FOR CLASS I,
  0.9725738 FOR CLASS A AND 0.9756871 FOR CLASS B ON THE DATE OF REORGANIZATION.

+ TOTAL RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS FOR THE
  PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE
  AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 DUE TO THEIR INVESTMENT STRATEGY, BOND FUND, GOVERNMENT MORTGAGE FUND AND
  INTERMEDIATE BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.
5 GOVERNMENT MORTGAGE FUND CLASS C AND CLASS R COMMENCED OPERATIONS ON JUNE 21,
  2000 AND JULY 31, 2003, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
6 AS REQUIRED, EFFECTIVE JUNE 1, 2001, GOVERNMENT MORTGAGE FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.18% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $ 9.23      $0.41 1      $ 0.15          $(0.45)      $(0.00)         $ 9.34       6.18%   $239,724       0.67%
2004         9.58       0.37 1       (0.32)          (0.40)       (0.00)           9.23       0.63     244,380       0.69
2003         9.45       0.39 1        0.19           (0.45)       (0.00)           9.58       6.15     190,678       0.77
2002 6       9.22       0.50 1        0.22           (0.49)       (0.00)           9.45       7.94     185,755       0.76
2001         8.77       0.57          0.45           (0.57)       (0.00)           9.22      11.95     155,683       0.79

CLASS A
2005       $ 9.23      $0.39 1      $ 0.14          $(0.43)      $(0.00)         $ 9.33       5.81%   $ 21,300       0.92%
2004         9.57       0.35 1       (0.31)          (0.38)       (0.00)           9.23       0.38      17,184       0.94
2003         9.45       0.37 1        0.18           (0.43)       (0.00)           9.57       5.89      18,067       1.02
2002 6       9.22       0.47 1        0.22           (0.46)       (0.00)           9.45       7.67      13,387       1.01
2001         8.77       0.55          0.45           (0.55)       (0.00)           9.22      11.66      13,863       1.03

CLASS B
2005       $ 9.20      $0.33 1      $ 0.14          $(0.36)      $(0.00)         $ 9.31       5.19%   $  5,006       1.62%
2004         9.55       0.28 1       (0.32)          (0.31)       (0.00)           9.20      (0.32)      6,729       1.64
2003         9.42       0.30 1        0.19           (0.36)       (0.00)           9.55       5.14       7,330       1.73
2002 6       9.19       0.41 1        0.22           (0.40)       (0.00)           9.42       6.93       6,801       1.72
2001         8.74       0.49          0.44           (0.48)       (0.00)           9.19      10.90       7,160       1.74

CLASS C
2005       $ 9.22      $0.32 1      $ 0.14          $(0.36)      $(0.00)         $ 9.32       5.07%   $  2,095       1.62%
2004         9.56       0.28 1       (0.31)          (0.31)       (0.00)           9.22      (0.21)      2,344       1.64
2003         9.43       0.30 1        0.19           (0.36)       (0.00)           9.56       5.15       1,246       1.73
2002 6       9.20       0.41 1        0.22           (0.40)       (0.00)           9.43       6.93         752       1.72
2001 5       8.83       0.45          0.37           (0.45)       (0.00)           9.20       9.51         113       1.74

CLASS R
2005       $ 9.21      $0.37 1      $ 0.13          $(0.40)      $(0.00)         $ 9.31       5.49%   $    198       1.22%
2004 5       9.30       0.28 1       (0.06)          (0.31)       (0.00)           9.21       2.32         222       1.19
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.69      $0.37 1      $ 0.09          $(0.37)      $(0.00)         $10.78       4.38%   $461,620       0.60%
2004        11.09       0.37 1       (0.40)          (0.37)       (0.00)          10.69      (0.26)    439,369       0.59
2003        10.40       0.43 1        0.69           (0.43)       (0.00)          11.09      11.00     418,964       0.58
2002        10.24       0.55 1        0.16           (0.55)       (0.00)          10.40       7.05     346,788       0.57
2001         9.90       0.64          0.34           (0.64)       (0.00)          10.24      10.16     345,059       0.59

CLASS A
2005       $10.70      $0.34 1      $ 0.11          $(0.35)      $(0.00)         $10.80       4.21%   $ 14,108       0.85%
2004        11.11       0.34 1       (0.41)          (0.34)       (0.00)          10.70      (0.60)     13,662       0.84
2003        10.42       0.41 1        0.69           (0.41)       (0.00)          11.11      10.71      11,250       0.83
2002        10.26       0.52 1        0.16           (0.52)       (0.00)          10.42       6.78       8,926       0.82
2001         9.92       0.62          0.34           (0.62)       (0.00)          10.26       9.88       8,172       0.84

CLASS B
2005       $10.71      $0.27 1      $ 0.09          $(0.27)      $(0.00)         $10.80       3.39%   $  6,471       1.55%
2004        11.11       0.27 1       (0.40)          (0.27)       (0.00)          10.71      (1.19)      7,379       1.54
2003        10.42       0.33 1        0.69           (0.33)       (0.00)          11.11       9.94       4,245       1.54
2002        10.26       0.45 1        0.16           (0.45)       (0.00)          10.42       6.03       1,445       1.53
2001         9.93       0.56          0.31           (0.54)       (0.00)          10.26       9.00       1,392       1.54

CLASS C
2005       $10.73      $0.27 1      $ 0.09          $(0.27)      $(0.00)         $10.82       3.39%   $    442       1.55%
2004        11.13       0.27 1       (0.40)          (0.27)       (0.00)          10.73      (1.19)        525       1.54
2003        10.44       0.33 1        0.69           (0.33)       (0.00)          11.13       9.93         654       1.54
2002        10.28       0.44 1        0.17           (0.45)       (0.00)          10.44       6.03         413       1.53
2001         9.93       0.55          0.35           (0.55)       (0.00)          10.28       9.22         180       1.54

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)        RATE 4
--------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------
CLASS I
2005          4.44%          0.82%            4.29%           753%
2004          4.09           0.78             4.00            380
2003          4.09           0.77             4.09            364
2002 6        5.29           0.76             5.29            219
2001          6.27           0.84             6.22             78

CLASS A
2005          4.19%          1.07%            4.04%           753%
2004          3.84           1.03             3.75            380
2003          3.84           1.02             3.84            364
2002 6        5.04           1.01             5.04            219
2001          6.03           1.08             5.98             78

CLASS B
2005          3.49%          1.77%            3.34%           753%
2004          3.14           1.73             3.05            380
2003          3.13           1.73             3.13            364
2002 6        4.33           1.72             4.33            219
2001          5.32           1.74             5.32             78

CLASS C
2005          3.49%          1.77%            3.34%           753%
2004          3.14           1.73             3.05            380
2003          3.13           1.73             3.13            364
2002 6        4.33           1.72             4.33            219
2001 5        5.32           1.74             5.32             78

CLASS R
2005          3.89%          1.37%            3.74%           753%
2004 5        3.76           1.28             3.67            380
--------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------
CLASS I
2005          3.43%          0.75%            3.28%           280%
2004          3.40           0.74             3.25            164
2003          4.01           0.73             3.86            129
2002          5.27           0.72             5.12            141
2001          6.34           0.79             6.14            133

CLASS A
2005          3.18%          1.00%            3.03%           280%
2004          3.15           0.99             3.00            164
2003          3.76           0.98             3.61            129
2002          5.02           0.97             4.87            141
2001          6.09           1.04             5.89            133

CLASS B
2005          2.48%          1.70%            2.33%           280%
2004          2.45           1.69             2.30            164
2003          3.05           1.69             2.90            129
2002          4.31           1.68             4.16            141
2001          5.39           1.69             5.24            133

CLASS C
2005          2.48%          1.70%            2.33%           280%
2004          2.45           1.69             2.30            164
2003          3.05           1.69             2.90            129
2002          4.31           1.68             4.16            141
2001          5.39           1.69             5.24            133


ALLEGIANT FIXED INCOME FUNDS                                                              SELECTED PER SHARE DATA AND RATIOS
FINANCIAL HIGHLIGHTS                                                  FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $ 9.95      $0.25 1      $(0.07)         $(0.28)      $(0.00)         $ 9.85       1.85%   $212,573       0.55%
2004        10.17       0.26 1       (0.20)          (0.28)       (0.00)           9.95       0.45     306,914       0.54
2003         9.97       0.32 1        0.22           (0.34)       (0.00)          10.17       5.58     308,986       0.54
2002 2       9.87       0.49 1        0.10           (0.49)       (0.00)           9.97       6.09     213,322       0.53
2001         9.70       0.60          0.17           (0.60)       (0.00)           9.87       8.21     190,243       0.55

CLASS A
2005       $ 9.98      $0.22 1      $(0.06)         $(0.26)      $(0.00)         $ 9.88       1.60%   $  6,798       0.80%
2004        10.20       0.24 1       (0.21)          (0.25)       (0.00)           9.98       0.30       7,809       0.79
2003        10.00       0.30 1        0.21           (0.31)       (0.00)          10.20       5.21      11,369       0.79
2002 2       9.90       0.47 1        0.10           (0.47)       (0.00)          10.00       5.87       7,039       0.73
2001         9.74       0.60          0.16           (0.60)       (0.00)           9.90       7.99       5,022       0.65

CLASS B
2005       $ 9.98      $0.15 1      $(0.06)         $(0.19)      $(0.00)         $ 9.88       0.90%   $  1,187       1.50%
2004        10.20       0.16 1       (0.20)          (0.18)       (0.00)           9.98      (0.39)      1,477       1.49
2003        10.00       0.23 1        0.21           (0.24)       (0.00)          10.20       4.47       1,721       1.50
2002 2       9.90       0.39 1        0.11           (0.40)       (0.00)          10.00       5.07       1,329       1.49
2001         9.73       0.51          0.17           (0.51)       (0.00)           9.90       7.16         742       1.53

CLASS C
2005       $ 9.98      $0.15 1      $(0.06)         $(0.19)      $(0.00)         $ 9.88       0.89%   $    870       1.50%
2004        10.20       0.16 1       (0.20)          (0.18)       (0.00)           9.98      (0.40)      1,428       1.49
2003        10.00       0.23 1        0.21           (0.24)       (0.00)          10.20       4.47       1,572       1.50
2002 2       9.89       0.36 1        0.15           (0.40)       (0.00)          10.00       5.19         888       1.49
2001         9.73       0.51          0.16           (0.51)       (0.00)           9.89       7.06          64       1.53

CLASS R
2005       $ 9.98      $0.18 1      $(0.05)         $(0.23)      $(0.00)         $ 9.88       1.30%   $    169       1.10%
2004 3      10.10       0.16 1       (0.10)          (0.18)       (0.00)           9.98       0.58         141       1.07

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)         RATE
--------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------
CLASS I
2005          2.47%          0.65%            2.37%           132%
2004          2.58           0.64             2.48            136
2003          3.17           0.64             3.07            117
2002 2        4.89           0.63             4.79            110
2001          5.98           0.73             5.80             87

CLASS A
2005          2.22%          0.90%            2.12%           132%
2004          2.33           0.89             2.23            136
2003          2.92           0.89             2.82            117
2002 2        4.69           0.83             4.59            110
2001          5.88           0.83             5.70             87

CLASS B
2005          1.52%          1.60%            1.42%           132%
2004          1.63           1.59             1.53            136
2003          2.21           1.60             2.11            117
2002 2        3.93           1.59             3.83            110
2001          5.00           1.63             4.90             87

CLASS C
2005          1.52%          1.60%            1.42%           132%
2004          1.63           1.59             1.53            136
2003          2.21           1.60             2.11            117
2002 2        3.93           1.59             3.83            110
2001          5.00           1.63             4.90             87

CLASS R
2005          1.92%          1.20%            1.82%           132%
2004 3        1.95           1.17             1.85            136

+ TOTAL RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
3 LIMITED MATURITY BOND FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL
  RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
4 TOTAL RETURN ADVANTAGE FUND CLASS C AND CLASS R COMMENCED OPERATIONS ON
  OCTOBER 3, 2000 AND JULY 31, 2003, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
 5 AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE
  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
6 ULTRA SHORT BOND FUND CLASS I AND CLASS A COMMENCED OPERATIONS ON DECEMBER 2,
  2002 AND JANUARY 6, 2003, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.22      $0.39 1      $ 0.33          $(0.39)      $(0.10)         $10.45       7.14%   $319,802       0.63%
2004        11.01       0.42 1       (0.55)          (0.42)       (0.24)          10.22      (1.18)    314,269       0.60
2003        10.23       0.49 1        0.92           (0.53)       (0.10)          11.01      14.18     241,404       0.58
2002 5      10.02       0.55 1        0.21           (0.55)       (0.00)          10.23       7.76     259,402       0.55
2001         9.48       0.59          0.54           (0.59)       (0.00)          10.02      12.04     355,344       0.51

CLASS A
2005       $10.22      $0.36 1      $ 0.34          $(0.36)      $(0.10)         $10.46       6.97%   $  4,384       0.88%
2004        11.01       0.39 1       (0.55)          (0.39)       (0.24)          10.22      (1.43)      4,359       0.85
2003        10.24       0.45 1        0.92           (0.50)       (0.10)          11.01      13.79       4,122       0.83
2002 5      10.02       0.53 1        0.22           (0.53)       (0.00)          10.24       7.60       1,350       0.80
2001         9.47       0.55          0.56           (0.56)       (0.00)          10.02      12.00       1,183       0.76

CLASS B
2005       $10.26      $0.29 1      $ 0.33          $(0.29)      $(0.10)         $10.49       6.12%   $  1,180       1.58%
2004        11.04       0.32 1       (0.54)          (0.32)       (0.24)          10.26      (2.01)      1,220       1.55
2003        10.27       0.39 1        0.91           (0.43)       (0.10)          11.04      12.97         902       1.54
2002 5      10.05       0.46 1        0.21           (0.45)       (0.00)          10.27       6.83         301       1.51
2001         9.50       0.48          0.56           (0.49)       (0.00)          10.05      11.18         147       1.49

CLASS C
2005       $10.24      $0.29 1      $ 0.33          $(0.29)      $(0.10)         $10.47       6.12%   $    352       1.58%
2004        11.03       0.32 1       (0.55)          (0.32)       (0.24)          10.24      (2.11)        362       1.55
2003        10.25       0.38 1        0.93           (0.43)       (0.10)          11.03      13.09         340       1.54
2002 5      10.04       0.46 1        0.20           (0.45)       (0.00)          10.25       6.73          38       1.51
2001 4       9.73       0.32          0.31           (0.32)       (0.00)          10.04       6.54          20       1.49

CLASS R
2005       $10.20      $0.33 1      $ 0.33          $(0.33)      $(0.10)         $10.43       6.56%   $    558       1.18%
2004 4      10.48       0.29 1       (0.04)          (0.29)       (0.24)          10.20       2.39         325       1.15
----------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.00      $0.22 1      $(0.07)         $(0.24)      $(0.00)         $ 9.91       1.48%   $178,675       0.38%
2004        10.08       0.16 1       (0.07)          (0.17)       (0.00)          10.00       0.93     176,280       0.36
2003 6      10.00       0.09 1        0.08           (0.09)       (0.00)          10.08       1.67     129,599       0.26

CLASS A
2005       $ 9.99      $0.21 1      $(0.09)         $(0.21)      $(0.00)         $ 9.90       1.22%   $  1,662       0.63%
2004        10.08       0.13 1       (0.07)          (0.15)       (0.00)           9.99       0.58       3,178       0.61
2003 6      10.02       0.06 1        0.06           (0.06)       (0.00)          10.08       1.23         109       0.52

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)         RATE
--------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------
CLASS I
2005          3.74%          0.78%            3.59%           214%
2004          3.92           0.75             3.77            134
2003          4.60           0.73             4.45            108
2002 5        5.42           0.72             5.25             88
2001          5.95           0.79             5.67            182

CLASS A
2005          3.49%          1.03%            3.34%           214%
2004          3.67           1.00             3.52            134
2003          4.35           0.98             4.20            108
2002 5        5.17           0.97             5.00             88
2001          5.70           1.04             5.42            182

CLASS B
2005          2.79%          1.73%            2.64%           214%
2004          2.97           1.70             2.82            134
2003          3.64           1.69             3.49            108
2002 5        4.46           1.68             4.29             88
2001          4.97           1.69             4.77            182

CLASS C
2005          2.79%          1.73%            2.64%           214%
2004          2.97           1.70             2.82            134
2003          3.64           1.69             3.49            108
2002 5        4.46           1.68             4.29             88
2001 4        4.97           1.69             4.77            182

CLASS R
2005          3.19%          1.33%            3.04%           214%
2004 4        3.30           1.30             3.15            134
--------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------
CLASS I
2005          2.27%          0.58%            2.07%           219%
2004          1.54           0.56             1.34            120
2003 6        1.81           0.58             1.49            239

CLASS A
2005          2.02%          0.83%            1.82%           219%
2004          1.29           0.81             1.09            120
2003 6        1.55           0.84             1.17            239


ALLEGIANT FIXED INCOME FUNDS                                                              SELECTED PER SHARE DATA AND RATIOS
FINANCIAL HIGHLIGHTS                                                  FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.13      $0.39 1      $ 0.06          $(0.39)      $(0.00)         $10.19       4.54%   $131,474       0.61%
2004        10.61       0.39 1       (0.46)          (0.41)       (0.00)          10.13      (0.70)    162,027       0.60
2003        10.17       0.40 1        0.44           (0.40)       (0.00)          10.61       8.45     175,441       0.60
2002 3      10.01       0.42 1        0.16           (0.42)       (0.00)          10.17       5.86     167,578       0.60
2001         9.50       0.43          0.51           (0.43)       (0.00)          10.01      10.07     162,015       0.60

CLASS A
2005       $10.17      $0.37 1      $ 0.05          $(0.37)      $(0.00)         $10.22       4.18%   $  9,945       0.86%
2004        10.64       0.37 1       (0.46)          (0.38)       (0.00)          10.17      (0.83)      8,295       0.85
2003        10.21       0.38 1        0.43           (0.38)       (0.00)          10.64       8.07       4,443       0.85
2002 3      10.05       0.41 1        0.15           (0.40)       (0.00)          10.21       5.65       7,385       0.80
2001         9.54       0.42          0.51           (0.42)       (0.00)          10.05       9.94       6,644       0.70

CLASS B
2005       $10.13      $0.30 1      $ 0.06          $(0.30)      $(0.00)         $10.19       3.56%   $    540       1.56%
2004        10.60       0.29 1       (0.45)          (0.31)       (0.00)          10.13      (1.54)        778       1.55
2003        10.16       0.30 1        0.44           (0.30)       (0.00)          10.60       7.43         828       1.56
2002 3      10.00       0.33 1        0.16           (0.33)       (0.00)          10.16       4.92         749       1.51
2001         9.50       0.35          0.50           (0.35)       (0.00)          10.00       9.09         500       1.40

CLASS C
2005       $10.12      $0.30 1      $ 0.07          $(0.30)      $(0.00)         $10.19       3.66%   $     41       1.56%
2004        10.60       0.30 1       (0.47)          (0.31)       (0.00)          10.12      (1.64)         84       1.55
2003        10.17       0.30 1        0.43           (0.30)       (0.00)          10.60       7.33          91       1.56
2002 3      10.01       0.33 1        0.15           (0.32)       (0.00)          10.17       4.86          19       1.56
2001 2       9.50       0.27          0.51           (0.27)       (0.00)          10.01       8.30          82       1.55

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)         RATE
--------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------
CLASS I
2005          3.85%          0.76%            3.70%            9%
2004          3.78           0.75             3.63             9
2003          3.92           0.75             3.77            11
2002 3        4.19           0.75             4.04            19
2001          4.39           0.80             4.19            27

CLASS A
2005          3.60%          1.01%            3.45%            9%
2004          3.53           1.00             3.38             9
2003          3.67           1.00             3.52            11
2002 3        3.99           0.95             3.84            19
2001          4.29           0.90             4.09            27

CLASS B
2005          2.90%          1.71%            2.75%            9%
2004          2.83           1.70             2.68             9
2003          2.96           1.71             2.81            11
2002 3        3.28           1.66             3.13            19
2001          3.59           1.55             3.44            27

CLASS C
2005          2.90%          1.71%            2.75%            9%
2004          2.83           1.70             2.68             9
2003          2.96           1.71             2.81            11
2002 3        3.23           1.71             3.08            19
2001 2        3.44           1.70             3.29            27

+ TOTAL RETURN EXCLUDES SALES CHARGE.
1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 INFORMATION PRESENTED FOR INTERMEDIATE TAX EXEMPT BOND FUND CLASS C REFLECTS
  THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED
  THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
  COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR
  ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%, FOR THE
  YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE
  1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
4 MICHIGAN INTERMEDIATE MUNICIPAL BOND CLASS C COMMENCED OPERATIONS ON AUGUST 6,
  2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
 5 AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
  ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.03% FOR THE YEAR ENDED MAY
  31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
6 OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS B AND CLASS C COMMENCED
  OPERATIONS ON DECEMBER 4, 2001 AND JUNE 23, 2000, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.
7 AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO INTERMEDIATE TAX EXEMPT BOND FUND
  ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF
  NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02% FOR THE YEAR ENDED MAY
  31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.93      $0.48 1      $(0.11)         $(0.48)      $(0.02)         $10.80       3.39%   $ 88,583       0.62%
2004        11.45       0.46 1       (0.51)          (0.47)       (0.00)          10.93      (0.44)    123,614       0.60
2003        11.03       0.47 1        0.44           (0.47)       (0.02)          11.45       8.51     147,331       0.60
2002 5      10.94       0.49 1        0.10           (0.49)       (0.01)          11.03       5.54     137,902       0.59
2001        10.38       0.50          0.56           (0.50)       (0.00)          10.94      10.36     148,726       0.60

CLASS A
2005       $10.92      $0.45 1      $(0.11)         $(0.45)      $(0.02)         $10.79       3.14%   $ 12,645       0.87%
2004        11.44       0.43 1       (0.51)          (0.44)       (0.00)          10.92      (0.68)     12,920       0.85
2003        11.02       0.45 1        0.44           (0.45)       (0.02)          11.44       8.23      14,112       0.85
2002 5      10.93       0.47 1        0.10           (0.47)       (0.01)          11.02       5.33      15,638       0.79
2001        10.38       0.49          0.55           (0.49)       (0.00)          10.93      10.13      13,816       0.70

CLASS B
2005       $10.94      $0.37 1      $(0.11)         $(0.37)      $(0.02)         $10.81       2.42%   $  1,332       1.57%
2004        11.46       0.36 1       (0.51)          (0.37)       (0.00)          10.94      (1.37)      1,492       1.55
2003        11.03       0.37 1        0.45           (0.37)       (0.02)          11.46       7.57       1,985       1.56
2002 5      10.95       0.39 1        0.09           (0.39)       (0.01)          11.03       4.44       1,960       1.50
2001        10.39       0.40          0.56           (0.40)       (0.00)          10.95       9.31       1,937       1.55

CLASS C
2005       $10.94      $0.37 1      $(0.10)         $(0.37)      $(0.02)         $10.82       2.51%   $    301       1.57%
2004        11.46       0.35 1       (0.51)          (0.36)       (0.00)          10.94      (1.38)         72       1.55
2003        11.03       0.37 1        0.45           (0.37)       (0.02)          11.46       7.57         320       1.56
2002 4,5    11.05       0.32 1       (0.02)          (0.31)       (0.01)          11.03       2.81         283       1.55
----------------------------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $11.20      $0.42 1      $ 0.04          $(0.42)      $(0.00)         $11.24       4.19%   $144,334       0.62%
2004        11.70       0.41 1       (0.50)          (0.41)       (0.00)          11.20      (0.75)    163,549       0.60
2003        11.20       0.44 1        0.50           (0.44)       (0.00)          11.70       8.56     167,899       0.60
2002 7      11.04       0.47 1        0.16           (0.47)       (0.00)          11.20       5.81     154,461       0.60
2001        10.49       0.48          0.55           (0.48)       (0.00)          11.04      10.00     156,655       0.56

CLASS A
2005       $11.17      $0.39 1      $ 0.03          $(0.39)      $(0.00)         $11.20       3.84%   $ 12,098       0.87%
2004        11.66       0.38 1       (0.49)          (0.38)       (0.00)          11.17      (0.92)      9,618       0.85
2003        11.17       0.41 1        0.49           (0.41)       (0.00)          11.66       8.21      14,859       0.85
2002 7      11.00       0.44 1        0.18           (0.45)       (0.00)          11.17       5.70      11,639       0.80
2001        10.46       0.47          0.54           (0.47)       (0.00)          11.00       9.81       8,460       0.66

CLASS B
2005       $11.14      $0.32 1      $ 0.04          $(0.32)      $(0.00)         $11.18       3.22%   $    974       1.57%
2004        11.63       0.30 1       (0.49)          (0.30)       (0.00)          11.14      (1.62)        881       1.55
2003        11.14       0.33 1        0.49           (0.33)       (0.00)          11.63       7.47         706       1.56
2002 6,7    11.10       0.18 1        0.04           (0.18)       (0.00)          11.14       1.99         161       1.51

CLASS C
2005       $11.15      $0.32 1      $ 0.03          $(0.32)      $(0.00)         $11.18       3.12%   $    652       1.57%
2004        11.64       0.30 1       (0.49)          (0.30)       (0.00)          11.15      (1.62)      1,074       1.55
2003        11.15       0.33 1        0.49           (0.33)       (0.00)          11.64       7.46       1,091       1.56
2002 7      11.00       0.36 1        0.15           (0.36)       (0.00)          11.15       4.72       1,025       1.56
2001 6      10.61       0.36          0.38           (0.35)       (0.00)          11.00       7.08         281       1.51

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)         RATE
--------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------
CLASS I
2005          4.37%          0.77%            4.22%            7%
2004          4.11           0.75             3.96             5
2003          4.24           0.75             4.09             7
2002 5        4.47           0.74             4.32             6
2001          4.62           0.80             4.42            16

CLASS A
2005          4.12%          1.02%            3.97%            7%
2004          3.86           1.00             3.71             5
2003          3.99           1.00             3.84             7
2002 5        4.27           0.94             4.12             6
2001          4.52           0.90             4.32            16

CLASS B
2005          3.42%          1.72%            3.27%            7%
2004          3.16           1.70             3.01             5
2003          3.28           1.71             3.13             7
2002 5        3.56           1.65             3.41             6
2001          3.67           1.70             3.52            16

CLASS C
2005          3.42%          1.72%            3.27%            7%
2004          3.16           1.70             3.01             5
2003          3.28           1.71             3.13             7
2002 4,5      3.51           1.70             3.36             6
--------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------
CLASS I
2005          3.76%          0.77%            3.61%           11%
2004          3.61           0.75             3.46            13
2003          3.85           0.75             3.70             6
2002 7        4.20           0.75             4.05            19
2001          4.44           0.76             4.24            20

CLASS A
2005          3.51%          1.02%            3.36%           11%
2004          3.36           1.00             3.21            13
2003          3.60           1.00             3.45             6
2002 7        4.00           0.95             3.85            19
2001          4.34           0.86             4.14            20

CLASS B
2005          2.81%          1.72%            2.66%           11%
2004          2.66           1.70             2.51            13
2003          2.89           1.71             2.74             6
2002 6,7      3.29           1.66             3.14            19

CLASS C
2005          2.81%          1.72%            2.66%           11%
2004          2.66           1.70             2.51            13
2003          2.89           1.71             2.74             6
2002 7        3.24           1.71             3.09            19
2001 6        3.49           1.66             3.34            20


ALLEGIANT FIXED INCOME FUNDS                                                              SELECTED PER SHARE DATA AND RATIOS
FINANCIAL HIGHLIGHTS                                                  FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


          NET ASSET                REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                       RATIO OF
           VALUE,        NET        UNREALIZED     FROM NET      FROM NET       NET ASSET            NET ASSETS    EXPENSES
          BEGINNING  INVESTMENT    GAIN (LOSS)    INVESTMENT     REALIZED      VALUE, END    TOTAL     END OF     TO AVERAGE
           OF YEAR     INCOME    ON INVESTMENTS     INCOME    CAPITAL GAINS      OF YEAR    RETURN+  YEAR (000)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------
CLASS I
2005       $10.46      $0.36 1      $ 0.10          $(0.36)      $(0.00)         $10.56       4.41%    $49,028       0.64%
2004        10.96       0.36 1       (0.49)          (0.37)       (0.00)          10.46      (1.18)     54,675       0.63
2003        10.47       0.41 1        0.49           (0.41)       (0.00)          10.96       8.76     55,503        0.65
2002 3      10.36       0.46 1        0.11           (0.46)       (0.00)          10.47       5.57      51,319       0.64
2001         9.89       0.47 1        0.47           (0.47)       (0.00)          10.36       9.64      45,441       0.63

CLASS A
2005       $10.48      $0.33 1      $ 0.10          $(0.33)      $(0.00)         $10.58       4.15%    $ 1,170       0.89%
2004        10.98       0.34 1       (0.49)          (0.35)       (0.00)          10.48      (1.42)      1,299       0.88
2003        10.49       0.38 1        0.49           (0.38)       (0.00)          10.98       8.48       1,118       0.90
2002 3      10.38       0.44 1        0.11           (0.44)       (0.00)          10.49       5.36       1,015       0.84
2001         9.91       0.46 1        0.47           (0.46)       (0.00)          10.38       9.52         399       0.73

CLASS C
2005       $10.48      $0.26 1      $ 0.09          $(0.26)      $(0.00)         $10.57       3.32%    $   805       1.59%
2004        10.97       0.26 1       (0.48)          (0.27)       (0.00)          10.48      (2.01)        887       1.58
2003        10.48       0.31 1        0.49           (0.31)       (0.00)          10.97       7.73         907       1.61
2002 3      10.38       0.35 1        0.11           (0.36)       (0.00)          10.48       4.46         463       1.60
2001 2       9.91       0.04 1        0.47           (0.04)       (0.00)          10.38       5.18           4       1.24

--------------------------------------------------------------------
                             RATIO        RATIO OF NET
           RATIO OF NET   OF EXPENSES   INVESTMENT INCOME/
            INVESTMENT     TO AVERAGE      TO AVERAGE
              INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
            TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
            NET ASSETS      WAIVERS)         WAIVERS)         RATE
--------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------
CLASS I
2005          3.36%          0.79%            3.21%           15%
2004          3.38           0.78             3.23            14
2003          3.84           0.80             3.69            12
2002 3        4.40           0.79             4.25            13
2001          4.57           0.86             4.34            25

CLASS A
2005          3.11%          1.04%            2.96%           15%
2004          3.13           1.03             2.98            14
2003          3.59           1.05             3.44            12
2002 3        4.20           0.99             4.05            13
2001          4.47           0.96             4.24            25

CLASS C
2005          2.41%          1.74%            2.26%           15%
2004          2.43           1.73             2.28            14
2003          2.88           1.76             2.73            12
2002 3        3.44           1.75             3.29            13
2001 2        3.72           1.42             3.54            25

+ TOTAL RETURN EXCLUDES SALES CHARGE.

1 PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 INFORMATION PRESENTED FOR PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS
  C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.
3 AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND
  FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ALLEGIANT BOND FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================

--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 44 5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.1%
   9.500%, 10/01/20                                     $   231       $     255
   9.000%, 05/01/20                                          64              66
   8.500%, 05/01/06                                           4               4
   8.500%, 07/01/08                                           6               6
   8.500%, 09/01/16                                           3               3
   8.500%, 06/01/17                                          33              36
   8.000%, 07/01/25                                         191             207
   7.500%, 07/01/10                                           3               3
   7.500%, 11/01/10                                          12              13
   7.500%, 05/01/11                                         116             123
   7.000%, 11/01/10                                         272             285
   7.000%, 11/01/28                                       1,134           1,198
   6.500%, 10/01/07                                          23              24
   6.500%, 09/01/08                                          70              73
   6.500%, 11/01/10                                          53              55
   4.000%, 04/15/19                                       6,200           5,827
                                                                      ---------
                                                                          8,178
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 38.0%
   9.500%, 05/01/18                                          28              30
   9.000%, 07/01/09                                           5               5
   9.000%, 11/01/24                                         270             298
   8.500%, 11/01/09                                           9               9
   7.000%, 01/01/33                                       1,553           1,641
   7.000%, 10/01/33                                         542             572
   6.500%, 12/01/08                                          98             102
   6.500%, 07/01/32                                       4,579           4,766
   6.500%, 09/01/32                                       4,495           4,678
   6.000%, 07/01/28                                           2               2
   6.000%, 01/01/34                                         396             408
   6.000%, 06/01/35 TBA                                  27,670          28,439
   5.870%, 01/01/09                                       5,112           5,338
   5.500%, 12/01/33                                      12,880          13,078
   5.500%, 06/01/35 TBA                                  33,000          33,454
   5.000%, 06/01/20 TBA                                   8,150           8,244
   5.000%, 06/01/35 TBA                                  41,570          41,544
   4.500%, 06/01/35 TBA                                   4,550           4,435
                                                                      ---------
                                                                        147,043
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.4%
   9.000%, 02/20/19                                          24              27
   8.500%, 09/15/21                                           3               4
   8.500%, 11/15/21                                          60              66
   8.500%, 07/15/22                                          26              28
   8.500%, 08/15/22                                           9              10
   8.250%, 04/20/17                                           4               4
   8.250%, 07/20/17                                          36              39
   8.000%, 03/15/08                                          23              24
   8.000%, 01/15/30                                         307             332
   7.500%, 12/15/29                                          56              60
   6.500%, 06/15/32                                         572             600
   6.500%, 10/15/33                                         453             474
   6.000%, 08/15/32                                         259             268
   6.000%, 02/15/33                                       2,290           2,369


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
   6.000%, 11/15/33                                     $   417       $     432
   6.000%, 11/15/34                                          38              39
   5.500%, 06/01/35 TBA                                   8,100           8,272
   5.000%, 05/15/33                                       1,366           1,378
   5.000%, 09/15/33                                       2,287           2,308
                                                                      ---------
                                                                         16,734
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $170,545)                                                       171,955
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.5%
FEDERAL HOME LOAN BANK -- 17.2%
   6.500%, 08/15/07                                       2,245           2,372
   3.875%, 06/08/07#                                      3,010           3,010
   3.375%, 09/14/07                                       3,030           3,005
   3.250%, 08/11/06#                                        885             881
   2.930%, 06/20/05 DN ++                                 9,000           8,986
   2.915%, 06/08/05 DN ++ #                              22,550          22,537
   2.880%, 06/13/05 DN ++ #                              25,750          25,725
                                                                      ---------
                                                                         66,516
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.3%
   2.920%, 06/07/05 DN ++ #                              16,750          16,742
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.0%
   7.250%, 01/15/10#                                     10,190          11,565
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $94,713)                  94,823
-------------------------------------------------------------------------------
CORPORATE BONDS -- 18.2%
AUTOMOTIVE -- 0.3%
  Ford Motor
   7.000%, 10/01/13                                         700             653
  General Motors Acceptance
   8.000%, 11/01/31                                         450             377
                                                                      ---------
                                                                          1,030
-------------------------------------------------------------------------------
CABLE -- 0.5%
  Comcast Cable Communications
   7.125%, 06/15/13                                         765             882
   6.750%, 01/30/11                                         200             221
  Cox Communications
   5.450%, 12/15/14                                       1,000           1,015
                                                                      ---------
                                                                          2,118
-------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.3%
  Yum! Brands
   7.650%, 05/15/08                                       1,100           1,198
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.6%
  Kroger
   6.800%, 04/01/11                                       1,946           2,136
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.5%
  Clear Channel Communications
   5.750%, 01/15/13                                         850             835

ALLEGIANT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================

--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
CONSUMER SERVICES -- CONTINUED
  Harrahs Operating 144A (A)
   5.625%, 06/01/15                                     $   900       $     908
                                                                      ---------
                                                                          1,743
-------------------------------------------------------------------------------
ENERGY -- 1.1%
  Kinder Morgan #
   5.150%, 03/01/15                                       1,545           1,555
  Nexen
   5.200%, 03/10/15                                       1,100           1,116
  Xcel Energy
   7.000%, 12/01/10                                       1,562           1,740
                                                                      ---------
                                                                          4,411
-------------------------------------------------------------------------------
FINANCIALS -- 6.6%
  American General Finance
   3.875%, 10/01/09                                       1,195           1,163
  Bank of America
   7.800%, 09/15/16                                       1,250           1,559
  Citigroup
   4.125%, 02/22/10                                       3,610           3,586
  General Electric Capital, Cl A
   6.000%, 06/15/12                                       2,630           2,865
  Goldman Sachs
   6.600%, 01/15/12                                       2,150           2,381
  Household Finance
   5.875%, 02/01/09                                       1,515           1,592
   4.125%, 11/16/09 #                                     1,480           1,462
  Inter-American Development Bank
   7.375%, 01/15/10                                       1,200           1,377
  International Lease Finance
   3.500%, 04/01/09                                       1,900           1,830
  MBNA
   6.125%, 03/01/13                                       2,015           2,150
  Morgan Stanley Dean Witter
   5.300%, 03/01/13                                       2,000           2,067
  SLM
   5.125%, 08/27/12                                       1,000           1,033
  W.R. Berkley
   6.150%, 08/15/19                                       1,085           1,131
  Wachovia
   4.375%, 06/01/10                                       1,200           1,205
                                                                      ---------
                                                                         25,401
-------------------------------------------------------------------------------
INDUSTRIALS -- 0.8%
  Systems 2001 Asset Trust
   6.664%, 09/15/13                                       1,366           1,495
  United Technologies
   4.875%, 05/01/15                                       1,380           1,406
                                                                      ---------
                                                                          2,901
-------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
  Pulte Homes
   6.375%, 05/15/33                                       1,050           1,050
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
  Equity Office Properties Trust #
   4.750%, 03/15/14                                     $ 1,075       $   1,052
  iStar Financial
   5.125%, 04/01/11                                       1,460           1,451
                                                                      ---------
                                                                          2,503
-------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 3.1%
  Aid-Israel
   5.500%, 04/26/24                                      10,975          12,151
-------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
  Compaq Computer
   7.650%, 08/01/05                                       2,000           2,013
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
  Deutsche Telecom
   8.500%, 06/15/10                                       1,405           1,639
  France Telecom (B)
   8.000%, 03/01/11                                         825             961
  GTE
   6.940%, 04/15/28                                       2,000           2,283
  Telecom Italia Capital
   5.250%, 11/15/13                                       1,000           1,014
                                                                      ---------
                                                                          5,897
-------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
  Ryder System
   4.625%, 04/01/10                                       1,155           1,154
  Union Pacific
   6.125%, 01/15/12                                       1,200           1,297
                                                                      ---------
                                                                          2,451
-------------------------------------------------------------------------------
UTILITIES -- 0.9%
  AEP Texas Central
   6.650%, 02/15/33                                       1,235           1,441
  Dominion Resources #
   6.750%, 12/15/32                                       1,700           1,928
                                                                      ---------
                                                                          3,369
-------------------------------------------------------------------------------

Total Corporate Bonds (Cost $68,778)                                     70,372
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.7%
U.S. TREASURY BONDS -- 4.2%
   6.250%, 08/15/23#                                     11,710          14,431
   5.375%, 02/15/31#                                      1,620           1,877
                                                                      ---------
                                                                         16,308
-------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 12.5%
   6.500%, 02/15/10#                                     18,495          20,668
   4.750%, 05/15/14#                                      1,840           1,945
   3.500%, 11/15/06#                                     22,745          22,748
   3.250%, 08/15/08#                                        260             257
   1.125%, 06/30/05#                                      2,815           2,812
                                                                      ---------
                                                                         48,430
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $63,681)                           64,738
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 9.2%
AUTOMOTIVE -- 4.8%
  AESOP Funding II LLC, Series 2002-1A, Cl A
   3.850%, 10/20/06                                     $ 6,633       $   6,644
  Daimler Chrysler Auto Trust, Series 2002-A,
   Cl A4
   4.490%, 10/06/08                                       6,558           6,581
  Household Automotive Trust, Series 2003-1,
   Cl A3
   1.730%, 12/17/07                                       5,081           5,057
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                         185             186
                                                                      ---------
                                                                         18,468
-------------------------------------------------------------------------------
CREDIT CARDS -- 2.3%
  Chase Credit Card Master Trust, Series 2001-6,
   Cl A (B)
   3.220%, 03/16/09                                       2,800           2,807
  Citibank Credit Card Issuance Trust,
   Series 2001-A2, Cl A2 (B)
   3.349%, 02/07/08                                       4,600           4,606
  MBNA Master Credit Card Trust, Series 2001-A,
   Cl A (B)
   3.240%, 07/15/08                                       1,350           1,352
                                                                      ---------
                                                                          8,765
-------------------------------------------------------------------------------
MORTGAGE RELATED -- 0.4%
  Bear Stearns, Series 1999-2, Cl AF2
   7.910%, 10/25/29                                         488             513
  Saxon Asset Securities Trust, Series 1999-3,
   Cl AF6
   7.525%, 06/25/14                                       1,048           1,046
                                                                      ---------
                                                                          1,559
-------------------------------------------------------------------------------
UTILITIES -- 1.7%
  Export Funding Trust, Series 1995-A, Cl A
   8.210%, 12/29/06                                         741             764
  PSE&G Transition Funding LLC, Series 2001-1,
   Cl A8
   6.890%, 12/15/17                                       5,050           6,014
                                                                      ---------
                                                                          6,778
-------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $34,603)                             35,570
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1
   6.350%, 09/15/07                                         802             801
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations
  (Cost $784)                                                               801
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 13.0%
  Barton Capital
   3.020%, 06/13/05                                       7,000           6,993


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
HBOS Treasury Services
 3.010%, 06/13/05                                       $ 7,000       $   6,993
Liberty Street Funding
 3.030%, 06/16/05                                         8,400           8,389
Lloyds Bank
 3.000%, 06/13/05                                         7,000           6,993
Old Line Funding
 3.020%, 06/10/05                                         7,000           6,995
Prudential Funding
 3.020%, 06/13/05                                         7,000           6,993
Yorktown Capital LLC
 3.020%, 06/10/05                                         7,000           6,995
-------------------------------------------------------------------------------

Total Commercial Paper (Cost $50,351)                                    50,351
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 4.3%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                                16,682,478       16,683
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund
  (Cost $16,683)                                                         16,683
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 130.6% (Cost $500,138)                                  505,293
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 37.7% COMMERCIAL PAPER++ -- 5.2%
Countrywide Home Loans
 3.110%, 06/01/05                                       $10,000           9,999
Four Winds Funding
 3.120%, 06/01/05                                        10,000           9,999
                                                                      ---------
                                                                         19,998
-------------------------------------------------------------------------------
MASTER NOTE -- 3.2%
  Bank of America
   3.143%, 07/01/05                                       5,000           5,000
  Bear Stearns
   3.213%, 06/01/05                                       7,500           7,500
                                                                      ---------
                                                                         12,500
-------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 8.4%
  Credit Suisse First Boston (B)
   3.133%, 08/17/05                                       5,000           5,002
  First Tennessee Bank (B)
   3.080%, 03/21/06                                      10,000          10,000
  Morgan Stanley (B)
   3.138%, 08/19/05                                      17,500          17,500
                                                                      ---------
                                                                         32,502
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 20.9%
  Bank of America
   3.110%, 06/01/05                                      25,059          25,059
  Bear Stearns
   3.183%, 06/01/05                                      10,000          10,000
  Dresdner Securities
   3.110%, 06/01/05                                       5,000           5,000

ALLEGIANT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-- CONTINUED REPURCHASE AGREEMENTS -- CONTINUED
Lehman Brothers
 3.133%, 06/01/05                                       $41,102       $  41,102
                                                                      ---------
                                                                         81,161
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral for Loaned
  Securities (Cost $146,161)++                                          146,161
-------------------------------------------------------------------------------

Total Investments--168.3%(Cost $646,299)*                               651,454
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (68.3)%
  Dividends Payable
   Class I                                                               (1,121)
   Class A                                                                  (11)
  Investment Advisory Fees Payable                                         (186)
  12b-1 Fees Payable
   Class I                                                                  (13)
   Class A                                                                   (1)
  Administration Fees Payable                                               (23)
  Custody Fees Payable                                                       (6)
  Trustee Fees Payable                                                      (18)
  Payable For Collateral For Loaned Securities                         (146,161)
  Payable For Investment Securities Purchased                          (129,746)
  Payable For Shares of Beneficial Interest Purchased                       (51)
  Other                                                                  12,911
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                       (264,426)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $387,028
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                       $ 404,893
Undistributed net investment income                                         360
Accumulated net realized loss on investments                            (23,380)
Net unrealized appreciation on investments and futures                    5,155
-------------------------------------------------------------------------------
Total Net Assets                                                      $ 387,028
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($374,907,358 / 36,677,061 outstanding shares of
  beneficial interest)                                                   $10.22
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($10,908,125 / 1,064,673 outstanding shares of
  beneficial interest)                                                   $10.25
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.25 / 95.50%)            $10.73
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($934,180 / 91,283 outstanding shares of beneficial interest)          $10.23
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($278,523 / 27,251 outstanding shares of beneficial interest)          $10.22
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $646,594.
     GROSS UNREALIZED APPRECIATION (000)                    $5,392
     GROSS UNREALIZED DEPRECIATION (000)                      (532)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $4,860
                                                            ======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $142,903.
+  SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(B) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.
CL -- CLASS
DN -- DISCOUNT NOTE
LLC -- LIMITED LIABILITY COMPANY
TBA -- TO BE ANNOUNCED

TOTAL RETURN SWAP AGREEMENT:

                                                                    UNREALIZED
                                                        NOTIONAL   APPRECIATION
                                           EXPIRATION    AMOUNT   (DEPRECIATION)
                                              DATE        (000)       (000)
-------------------------------------------------------------------------------
Agreement with Bank of America N.A. to
  receive quarterly total return on Bank
  of America CMBS AAA 10 year Index
  and pay quarterly a floating rate based
  on 3-month LIBOR minus 0.45%              11/30/05    $27,000        $ --

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF THE TOTAL RETURN SWAP AGREEMENT HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 97.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.5%
  12.250%, 08/01/15                                     $   149       $     167
   9.750%, 11/01/08 to 04/01/09                              63              68
   9.250%, 08/01/13                                           7               7
   9.000%, 04/01/06 to 09/01/20                             472             510
   8.750%, 06/01/16 to 05/01/17                              76              82
   8.500%, 03/01/06 to 01/01/22                             277             299
   8.000%, 04/01/07 to 03/01/22                             272             293
   7.500%, 05/15/22                                         156             157
   7.000%, 05/01/31                                         430             454
   6.000%, 10/01/32                                       2,033           2,093
                                                                      ---------
                                                                          4,130
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 83.3%
  12.500%, 05/01/15                                         187             213
  11.250%, 05/01/14                                          18              21
  10.000%, 06/01/21                                          27              31
   9.500%, 09/01/11                                          52              52
   9.000%, 06/01/09 to 10/01/19                              65              71
   8.500%, 11/01/21 to 09/01/23                              67              73
   8.000%, 12/01/17 to 03/01/23                             167             174
   7.500%, 09/01/22 to 05/01/32                           2,042           2,185
   7.000%, 12/01/15 to 10/01/32                           2,803           2,959
   6.500%, 12/01/12 to 05/01/33                           4,503           4,688
   6.500%, 06/01/35 TBA                                   4,000           4,156
   6.000%, 09/01/17                                       4,709           4,883
   6.000%, 06/01/35 TBA                                  46,000          47,279
   5.500%, 11/01/09 to 11/01/33                          11,937          12,191
   5.500%, 06/01/35 TBA                                  59,000          59,811
   5.000%, 08/01/19 to 10/01/19                           6,382           6,461
   5.000%, 06/01/35 TBA                                  46,400          46,371
   4.500%, 04/01/18 to 11/01/19                          13,413          13,384
   4.500%, 06/01/35 TBA                                  19,000          18,519
                                                                      ---------
                                                                        223,522
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.3%
  17.000%, 11/15/11                                          66              79
  16.000%, 11/15/11                                           3               3
  15.000%, 06/15/11 to 01/15/13                           1,117           1,305
  14.500%, 09/15/12 to 08/15/14                              12              13
  14.000%, 05/15/11 to 02/15/15                             476             551
  13.500%, 05/15/10 to 02/15/15                             469             537
  13.000%, 11/15/10 to 06/20/15                             561             638
  12.750%, 09/20/13 to 12/20/13                              42              48
  12.500%, 04/15/10 to 01/20/16                             957           1,073
  12.000%, 08/15/12 to 01/15/16                             440             504
  11.500%, 02/15/13 to 08/15/14                             119             132
   9.250%, 12/15/16 to 05/15/21                              75              83
   9.000%, 09/15/08 to 11/15/24                           1,074           1,155
   8.750%, 08/15/08 to 12/15/16                              84              89
   8.500%, 01/15/17 to 09/15/24                             546             600
   8.250%, 03/15/06 to 07/15/08                              33              34
   8.000%, 04/15/17 to 05/20/30                           1,825           1,974
   7.500%, 09/20/15 to 09/20/30                           3,501           3,765
   7.000%, 12/15/10 to 06/15/32                           6,679           7,072
   6.500%, 10/15/22 to 09/15/31                           3,971           4,180


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
   6.000%, 10/20/28 to 07/20/29                         $ 2,852       $   2,949
   5.500%, 01/15/33 to 07/15/33                           6,076           6,215
                                                                      ---------
                                                                         32,999
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $257,878)                                                       260,651
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 37.9%
FEDERAL HOME LOAN BANK -- 28.4%
   2.922%, 06/08/05 DN ++ #                              36,940          36,919
   2.880%, 06/13/05 DN ++ #                              39,250          39,212
                                                                      ---------
                                                                         76,131
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.5%
   2.930%, 06/07/05 DN ++ #                              25,550          25,538
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations
  (Cost $101,669)                                                       101,669
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
  Security Mortgage Acceptance Corporation II,
   Series B, Cl 4
   9.000%, 12/01/16                                         439             451
  Structured Mortgage Asset Residential Trust,
   Series 1992-2, Cl  I
   8.250%, 06/25/19                                         470             488
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $956)                       939
-------------------------------------------------------------------------------
COMMERCIAL PAPER++ -- 27.6%
  Barton Capital
   3.030%, 06/13/05                                       5,000           4,995
  CXC
   3.030%, 06/10/05                                       5,000           4,996
  HBOS Treasury Services
   3.020%, 06/13/05                                       5,000           4,995
  ING Funding
   3.010%, 06/13/05                                       7,000           6,993
  KFW International Funding
   2.970%, 06/13/05                                       4,200           4,196
  Kitty Hawk Funding
   3.030%, 06/10/05                                       7,000           6,995
  Lloyds Bank
   3.010%, 06/13/05                                       5,000           4,995
  Old Line Funding
   3.030%, 06/10/05                                       5,000           4,996
  Park Avenue Receivables
   3.030%, 06/10/05                                       7,000           6,995
  Pepsico
   2.970%, 06/13/05                                       7,000           6,993
  Prudential Funding
   3.030%, 06/13/05                                       5,000           4,995
  Three Rivers Funding
   3.020%, 06/13/05                                       4,960           4,955
  UBS Finance
   3.000%, 06/13/05                                       7,000           6,993
-------------------------------------------------------------------------------

Total Commercial Paper (Cost $74,092)                                    74,092
-------------------------------------------------------------------------------

ALLEGIANT GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 2.3%
  Allegiant Government Money Market Fund,
   Class I+                                           6,118,243       $   6,118
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $6,118)                          6,118
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 165.3% (Cost $440,713)                                  443,469
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES--38.6% COMMERCIAL PAPER++ -- 7.4%
  Countrywide Financial
   3.110%, 06/01/05                                     $10,000           9,999
  Four Winds Funding
   3.120%, 06/01/05                                      10,000           9,999
                                                                      ---------
                                                                         19,998
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 31.2%
  Bank of America
   3.110%, 06/01/05                                       8,728           8,728
  Bear Stearns
   3.145%, 06/01/05                                      65,000          65,000
  Lehman Brothers
   3.133%, 06/01/05                                      10,000          10,000
                                                                      ---------
                                                                         83,728
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $103,726)++                               103,726
-------------------------------------------------------------------------------

Total Investments--203.9%(Cost $544,439)*                               547,195
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (103.9)%
  Dividends Payable
   Class I                                                                 (901)
   Class A                                                                  (23)
   Class B                                                                   (4)
   Class C                                                                   (2)
  Investment Advisory Fees Payable                                          (94)
  12b-1 Fees Payable
   Class I                                                                   (8)
   Class A                                                                   (2)
   Class B                                                                   (2)
   Class C                                                                   (1)
  Administration Fees Payable                                               (19)
  Custody Fees Payable                                                       (5)
  Trustee Fees Payable                                                       (7)
  Payable For Collateral For Loaned Securities                         (103,726)
  Payable For Investment Securities Purchased                          (189,134)
  Payable For Shares of Beneficial Interest Purchased                      (123)
  Other                                                                  15,179
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                       (278,872)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $268,323
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                       $ 272,722
Distributions in excess of net investment income                           (111)
Accumulated net realized loss on investments                             (7,044)
Net unrealized appreciation on investments                                2,756
                                                                      ---------
Total Net Assets                                                       $268,323
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($239,724,117 / 25,677,600 outstanding shares of
  beneficial interest)                                                    $9.34
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($21,300,383 / 2,281,890 outstanding shares of
  beneficial interest)                                                    $9.33
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.33 / 95.50%)              $9.77
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($5,005,836 / 537,756 outstanding shares of beneficial interest)        $9.31
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($2,095,005 / 224,742 outstanding shares of beneficial interest)        $9.32
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($197,851 / 21,248 outstanding shares of beneficial interest)           $9.31
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $544,439.
     GROSS UNREALIZED APPRECIATION (000)                    $2,849
     GROSS UNREALIZED DEPRECIATION (000)                       (93)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $2,756
                                                            ======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $101,656.
+  SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
CL -- CLASS
DN -- DISCOUNT NOTE
TBA -- TO BE ANNOUNCED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                ALLEGIANT INTERMEDIATE BOND FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 29.0%
U.S. TREASURY NOTES
   6.500%, 02/15/10#                                    $22,510       $  25,155
   4.750%, 05/15/14#                                     18,380          19,430
   3.875%, 05/15/09#                                     13,645          13,731
   3.500%, 11/15/06#                                     48,780          48,786
   3.250%, 08/15/08#                                     30,260          29,899
   1.125%, 06/30/05                                       3,065           3,062
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $139,867)                         140,063
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.6%
FEDERAL HOME LOAN BANK -- 14.3%
   6.500%, 08/15/07                                       4,000           4,226
   3.875%, 09/14/07                                       6,685           6,694
   3.875%, 06/08/07#                                      5,245           5,246
   3.375%, 09/14/07                                       5,760           5,712
   3.250%, 08/11/06#                                     28,785          28,648
   2.888%, 06/13/05 DN ++ #                               9,100           9,091
   2.875%, 05/22/06                                       6,870           6,821
   2.625%, 10/16/06#                                      2,715           2,677
                                                                      ---------
                                                                         69,115
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
   2.927%, 06/07/05 DN ++ #                               5,900           5,897
   2.125%, 11/15/05                                          25              25
                                                                      ---------
                                                                          5,922
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.0%
   7.250%, 01/15/10                                       2,420           2,747
   5.250%, 04/15/07#                                      6,460           6,628
   4.375%, 09/15/12#                                      1,045           1,061
   2.930%, 06/13/05 DN ++ #                              15,739          15,724
   2.930%, 06/15/05 DN ++ #                               7,600           7,591
                                                                      ---------
                                                                         33,751
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $108,871)                108,788

-------------------------------------------------------------------------------
CORPORATE BONDS -- 22.5%
AEROSPACE -- 0.2%
  Boeing #
   6.100%, 03/01/11                                       1,100           1,191
-------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
  Ford Motor
   7.000%, 10/01/13                                       1,090           1,017
  General Motors
   6.875%, 09/15/11                                       1,240           1,083
                                                                      ---------
                                                                          2,100
-------------------------------------------------------------------------------
BASIC MATERIALS -- 0.5%
  Alcoa
   6.000%, 01/15/12                                       2,000           2,157
-------------------------------------------------------------------------------
CABLE -- 0.6%
  Comcast Cable Communications
   7.125%, 06/15/13                                       1,105           1,273


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
Cox Communications
 5.450%, 12/15/14                                       $ 1,475       $   1,497
                                                                      ---------
                                                                          2,770
-------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.4%
  Yum! Brands
   7.650%, 05/15/08                                       1,755           1,911
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.5%
  Kroger
   6.800%, 04/01/11                                       1,140           1,252
   6.750%, 04/15/12                                       1,025           1,135
                                                                      ---------
                                                                          2,387
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.5%
  Clear Channel Communications
   4.500%, 01/15/10                                       1,405           1,344
  Harrahs Operating 144A (A)
   5.625%, 06/01/15                                       1,000           1,008
                                                                      ---------
                                                                          2,352
-------------------------------------------------------------------------------
ENERGY -- 2.3%
  AEP Texas Central
   5.500%, 02/15/13                                       2,175           2,268
  Encana
   6.300%, 11/01/11                                       1,105           1,215
  Kinder Morgan
   6.500%, 09/01/12                                       2,050           2,247
  Nexen
   5.200%, 03/10/15                                       1,815           1,841
  Xcel Energy
   7.000%, 12/01/10                                       2,000           2,228
  XTO Energy
   4.900%, 02/01/14                                       1,160           1,145
                                                                      ---------
                                                                         10,944
-------------------------------------------------------------------------------
FINANCIALS -- 12.1%
  American General Finance
   3.875%, 10/01/09                                       1,415           1,377
  Bank of America
   7.400%, 01/15/11                                       4,125           4,720
  BB&T
   6.500%, 08/01/11                                       1,390           1,547
   4.875%, 01/15/13                                       1,635           1,673
   4.750%, 10/01/12                                         350             354
  Bear Stearns
   7.625%, 12/07/09                                       3,744           4,232
  Chase Manhattan
   7.125%, 06/15/09                                       3,473           3,829
  Citigroup
   7.250%, 10/01/10                                       2,650           3,002
   4.125%, 02/22/10                                       2,080           2,066
  Credit Suisse First Boston
   4.700%, 06/01/09                                       2,610           2,646
  General Electric Capital
   5.450%, 01/15/13                                         590             624

ALLEGIANT INTERMEDIATE BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  General Electric Capital, Cl A (MTN)
   6.000%, 06/15/12                                     $ 3,565       $   3,883
  Goldman Sachs
   6.600%, 01/15/12                                       3,500           3,877
  Household Finance
   5.875%, 02/01/09                                       3,565           3,747
   4.125%, 11/16/09                                         865             855
  International Lease Finance
   3.500%, 04/01/09                                       2,315           2,230
  JP Morgan Chase
   6.000%, 01/15/09                                       1,520           1,607
  Lehman Brothers Holdings #
   4.250%, 01/27/10                                       4,160           4,134
  MBNA (MTN)
   5.625%, 11/30/07                                       2,230           2,296
  Merrill Lynch
   6.000%, 02/17/09                                       1,000           1,059
   4.125%, 09/10/09 #                                     1,370           1,362
   3.700%, 04/21/08                                           2               2
  Morgan Stanley Dean Witter
   5.300%, 03/01/13                                       2,250           2,326
  SLM
   5.000%, 10/01/13                                       2,000           2,041
  Wachovia
   4.375%, 06/01/10                                       2,050           2,058
  Wells Fargo
   4.950%, 10/16/13                                       1,000           1,024
                                                                      ---------
                                                                         58,571
-------------------------------------------------------------------------------
INDUSTRIALS -- 0.7%
  International Paper
   6.750%, 09/01/11                                       1,000           1,098
  Systems 2001 Asset Trust
   6.664%, 09/15/13                                         585             641
  United Technologies
   4.875%, 05/01/15                                       1,650           1,681
                                                                      ---------
                                                                          3,420
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
  Colonial Properties Trust
   4.750%, 02/01/10                                       1,225           1,213
  Equity Office Properties Trust
   4.750%, 03/15/14                                       2,495           2,440
  Federal Realty Investors Trust (MTN)
   6.990%, 03/10/06                                       2,550           2,595
  iStar Financial
   5.125%, 04/01/11                                       1,710           1,700
                                                                      ---------
                                                                          7,948
-------------------------------------------------------------------------------
TECHNOLOGY -- 0.3%
  Compaq Computer
   7.650%, 08/01/05                                       1,420           1,430
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
  British Telecommunications
   8.375%, 12/15/10                                     $ 1,150       $   1,361
  Deutsche Telecom
   8.500%, 06/15/10                                       1,970           2,298
  France Telecom (B)
   8.000%, 03/01/11                                       1,025           1,194
  Sprint Capital
   8.375%, 03/15/12                                       1,150           1,381
  Telecom Italia Capital
   5.250%, 11/15/13                                       1,170           1,186
  Verizon Global Funding
   6.875%, 06/15/12                                       1,050           1,189
                                                                      ---------
                                                                          8,609
-------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
  Ryder System
   4.625%, 04/01/10                                       1,565           1,564
  Union Pacific
   6.125%, 01/15/12                                       1,295           1,399
                                                                      ---------
                                                                          2,963
-------------------------------------------------------------------------------

Total Corporate Bonds (Cost $107,607)                                   108,753
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 16.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.2%
   8.250%, 06/01/06                                           1               1
   7.570%, 05/25/28 (C)                                      10              10
   5.500%, 01/01/07                                         344             350
   4.000%, 09/15/19                                       5,700           5,379
   3.500%, 05/01/11                                       3,490           3,409
   3.500%, 01/15/18                                       1,465           1,405
                                                                      ---------
                                                                         10,554
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.0%
   6.000%, 08/01/34                                          49              51
   6.000%, 06/01/35 TBA                                  18,500          19,015
   5.500%, 10/01/09                                          15              16
   5.500%, 06/01/35 TBA                                  19,000          19,261
   5.000%, 06/01/34                                          85              85
   5.000%, 06/01/35 TBA                                  19,150          19,138
   4.000%, 09/01/13                                       4,932           4,910
                                                                      ---------
                                                                         62,476
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.4%
   9.000%, 09/15/08                                          15              16
   9.000%, 10/15/08                                          13              14
   9.000%, 11/15/08                                          15              15
   9.000%, 12/15/08                                          24              25
   9.000%, 02/15/09                                          21              23
   9.000%, 03/15/09                                           1               1
   9.000%, 04/15/09                                          43              46
   9.000%, 05/15/09                                          72              77
   9.000%, 07/15/09                                           7               7

================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
   9.000%, 05/15/16                                     $     3       $       3
   4.500%, 02/16/22                                       5,035           4,905
   4.000%, 01/16/30                                       1,736           1,717
                                                                      ---------
                                                                          6,849
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $79,041)                                                         79,879
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 9.4%
AUTOMOTIVE -- 4.1%
  AESOP Funding II LLC, Series 2002-1A, Cl A
   3.850%, 10/20/06                                       2,583           2,588
  Daimler Chrysler Auto Trust, Series 2002-A,
   Cl A4
   4.490%, 10/06/08                                       7,593           7,621
  Daimler Chrysler Auto Trust, Series 2004-A,
   Cl A3
   2.000%, 12/08/07                                       4,500           4,443
  Honda Automobile Receivables Owner Trust,
   Series 2005-1, Cl A3
   3.530%, 10/21/08                                       3,500           3,480
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                       1,451           1,453
                                                                      ---------
                                                                         19,585
-------------------------------------------------------------------------------
CREDIT CARDS -- 2.1%
  Chase Credit Card Master Trust, Series 2001-6,
   Cl A (B)
   3.220%, 03/16/09                                       3,300           3,308
  Citibank Credit Card Issuance Trust,
   Series 2001-A2, Cl A2 (B)
   3.349%, 02/07/08                                       5,400           5,407
  MBNA Master Credit Card Trust,
   Series 2001-A, Cl A (B)
   3.240%, 07/15/08                                       1,500           1,502
                                                                      ---------
                                                                         10,217
-------------------------------------------------------------------------------
MORTGAGE RELATED -- 1.0%
  Mellon Residential Funding, Series 2001-HEIL,
   Cl A4 (C)
   6.615%, 02/25/21                                       4,373           4,421
  Saxon Asset Securities Trust, Series 1999-3,
   Cl AF6
   8.005%, 02/25/30                                         160             160
   7.525%, 06/25/14                                           9              10
                                                                      ---------
                                                                          4,591
-------------------------------------------------------------------------------
UTILITIES -- 2.2%
  Pennsylvania Power & Light, Transition Bond,
   Series 1999-1, Cl A6
   6.960%, 12/26/07                                       3,645           3,683


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
  PSE&G Transition Funding LLC, Series 2001-1,
   Cl A8
   6.890%, 12/15/17                                     $ 6,000       $   7,146
                                                                      ---------
                                                                         10,829

-------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $45,044)                             45,222
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
  MBNA Credit Card Master Note,
   Series 2002-A1, Cl A1
   4.950%, 06/15/09                                       4,000           4,077
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1
   6.350%, 09/15/07                                         137             137
  Vendee Mortgage Trust, Series 1999-2, Cl ID
   6.500%, 12/15/24                                           7               7
  Wells Fargo Securities Trust, Series 2004-K,
   Cl 2A11 (B)
   4.736%, 07/25/34                                       5,530           5,483
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $9,594)                   9,704
-------------------------------------------------------------------------------
COMMERCIAL PAPER++ -- 3.9%
  Barton Capital
   3.029%, 06/13/05                                       9,000           8,991
  Citicorp
   3.020%, 06/13/05                                       5,000           4,995
  General Electric Capital
   3.020%, 06/13/05                                       5,000           4,995
-------------------------------------------------------------------------------

Total Commercial Paper (Cost $18,981)                                    18,981
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 3.3%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                             16,078,550          16,078
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $16,078)                        16,078
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 109.3% (Cost $525,083)                                  527,468
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 46.0% COMMERCIAL PAPER++ -- 6.2%
  Countrywide Financial
   3.130%, 06/01/05                                     $20,000          19,998
  Four Winds Funding
   3.120%, 06/01/05                                      10,000           9,999
                                                                      ---------
                                                                         29,997
-------------------------------------------------------------------------------
MASTER NOTES -- 6.2%
  Bank of America
   3.143%, 07/01/05                                      20,000          20,000
  Bear Stearns
   3.213%, 06/01/05                                      10,000          10,000
                                                                      ---------
                                                                         30,000
-------------------------------------------------------------------------------

ALLEGIANT INTERMEDIATE BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- CONTINUED MEDIUM TERM NOTES -- 6.7%
  Credit Suisse First Boston (B)
   3.132%, 08/17/05                                     $ 5,000       $   5,002
  First Tennessee Bank (B)
   3.080%, 03/21/06                                      10,000          10,000
  Morgan Stanley (B)
   3.138%, 08/19/05                                      17,500          17,500
                                                                      ---------
                                                                         32,502
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.9%
  Bank of America
   3.133%, 06/01/05                                      27,809          27,809
  Bear Stearns
   3.147%, 06/01/05                                      35,000          35,000
  Dresdner Securities
   3.110%, 06/01/05                                      20,000          20,000
  Lehman Brothers
   3.133%, 06/01/05                                      46,924          46,924
                                                                      ---------
                                                                        129,733
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $222,232)++                               222,232
-------------------------------------------------------------------------------

Total Investments--155.3% (Cost $747,315)*                              749,700
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (55.3)%
  Dividends Payable
   Class I                                                               (1,068)
   Class A                                                                   (7)
   Class B                                                                   (1)
  Investment Advisory Fees Payable                                         (167)
  12b-1 Fees Payable
   Class I                                                                  (16)
   Class A                                                                   (1)
   Class B                                                                   (2)
  Administration Fees Payable                                               (28)
  Custody Fees Payable                                                       (6)
  Trustee Fees Payable                                                      (20)
  Payable For Collateral For Loaned Securities                         (222,232)
  Payable For Investment Securities Purchased                           (64,133)
  Payable For Shares of Beneficial Interest Purchased                      (295)
  Other                                                                  20,917
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                       (267,059)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $482,641
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                       $ 483,158
Undistributed net investment income                                         412
Accumulated net realized loss on investments                             (3,314)
Net unrealized appreciation on investments                                2,385
-------------------------------------------------------------------------------
Total Net Assets                                                      $ 482,641
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($461,620,233 / 42,821,328 outstanding shares of
  beneficial interest)                                                   $10.78
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($14,108,022 / 1,306,753 outstanding shares of
  beneficial interest)                                                   $10.80
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.80 / 95.50%)            $11.31
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($6,470,436 / 598,907 outstanding shares of beneficial interest)       $10.80
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($441,877 / 40,822 outstanding shares of beneficial interest)          $10.82
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $748,426.
     GROSS UNREALIZED APPRECIATION (000)                    $2,786
     GROSS UNREALIZED DEPRECIATION (000)                    (1,512)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $1,274
                                                            ======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $214,675.
+  SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(B) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.
(C) STEPPED COUPON BOND
CL -- CLASS
DN -- DISCOUNT NOTE
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
TBA -- TO BE ANNOUNCED

TOTAL RETURN SWAP AGREEMENT:

                                                                    UNREALIZED
                                                        NOTIONAL   APPRECIATION
                                           EXPIRATION    AMOUNT   (DEPRECIATION)
                                              DATE        (000)       (000)
-------------------------------------------------------------------------------
Agreement with Bank of America, N.A. to
  receive quarterly total return on Bank
  of America CMBS AAA 10 year Index
  and pay quarterly a floating rate based
  on 3-month LIBOR minus 0.45%              11/30/05    $33,000       $ --

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF THE TOTAL RETURN SWAP AGREEMENT HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

                                            ALLEGIANT LIMITED MATURITY BOND FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR            VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 22.8%
AUTOMOTIVE -- 13.2%
  AESOP Funding II LLC, Series 2002-1A,
   Cl A
   3.850%, 10/20/06                                     $ 1,208        $  1,210
  Bank One Auto Securitization Trust,
   Series 2003-1, Cl A3
   1.820%, 09/20/07                                       3,909           3,879
  Capital Auto Receivables Asset Trust,
   Series 2003-3, Cl A3A
   2.960%, 01/15/08                                       5,000           4,942
  Chase Manhattan Auto Owner Trust,
   Series 2002-A, Cl A4
   4.240%, 09/15/08                                       2,415           2,423
  Ford Credit Automotive Owner Trust,
   Series 2003-B, Cl A4
   2.410%, 08/15/07                                       4,425           4,368
  Honda Auto Receivables Owner Trust,
   Series 2003-3, Cl A3
   2.140%, 04/23/07                                       5,017           4,989
  Morgan Stanley Auto Loan Trust, Series 2003,
   Cl HB1
   2.170%, 04/15/11                                       4,800           4,698
  USAA Auto Owner Trust, Series 2004-1, Cl A3
   2.060%, 04/15/08                                       1,000             988
  World Omni Auto Receivables Trust,
   Series 2001-B, Cl A4
   4.490%, 08/20/08                                       1,733           1,737
                                                                       --------
                                                                         29,234
-------------------------------------------------------------------------------
CREDIT CARDS -- 3.7%
  Citibank Credit Card Issuance Trust,
   Series 2004, Cl A1
   2.550%, 01/20/09                                       5,000           4,898
  MBNA Credit Card Master Note Trust,
   Series 2001-A1, Cl A1
   5.750%, 10/15/08                                       3,170           3,231
                                                                       --------
                                                                          8,129
-------------------------------------------------------------------------------
MORTGAGE RELATED -- 5.9%
  Bear Stearns, Series 1999-2, Cl AF2 (C)
   7.910%, 10/25/29                                         297             312
  Chase Funding Mortgage Loan Trust,
   Series 2002-2, Cl A4
   4.877%, 08/25/28                                       1,266           1,268
  Chase Funding Mortgage Loan Trust,
   Series 2003-2, Cl 1A3
   2.864%, 12/25/24                                       2,255           2,248
  CitiFinancial Mortgage Securities, Series 2003-1,
   Cl AF2 (C)
   2.948%, 01/25/33                                         144             144
  Countrywide Alternative Loan Trust,
   Series 2004-29CB, Cl A6
   4.000%, 01/25/35                                       1,841           1,826


--------------------------------------------------------------------------------
                                                          PAR            VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
  GE Capital Mortgage Services,
   Series 1999-HE1, Cl A7
   6.265%, 04/25/29                                     $   987        $  1,007
  Mellon Residential Funding,
   Series 2001-HEIL, Cl A4 (C)
   6.615%, 02/25/21                                       2,733           2,763
  Morgan Keegan & Associates (A)
   6.475%, 04/25/09                                          63              66
  Residential Asset Securities Trust,
   Series 2003-KS7, Cl AI3
   3.372%, 11/25/28                                       3,000           2,987
  Saxon Asset Securities Trust, Series 1999-3,
   Cl AF6
   8.005%, 02/25/30                                         479             479
                                                                       --------
                                                                         13,100
-------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $51,048)                             50,463
-------------------------------------------------------------------------------
CORPORATE BONDS -- 21.0%
AUTOMOTIVE -- 1.0%
  DaimlerChrysler NA Holdings (A)
   3.200%, 03/07/07                                         630             626
  Ford Motor
   7.600%, 08/01/05                                       1,475           1,483
                                                                       --------
                                                                          2,109
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 1.1%
  Kroger
   7.625%, 09/15/06                                       1,450           1,507
  Safeway
   2.500%, 11/01/05                                         960             954
                                                                       --------
                                                                          2,461
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.3%
  Time Warner
   7.750%, 06/15/05                                         600             601
-------------------------------------------------------------------------------
FINANCIALS -- 15.3%
  Allstate Life Global Funding Trusts (MTN)
   3.850%, 01/25/08                                       1,000             992
  Bank of America
   6.625%, 08/01/07                                       1,525           1,601
  Bear Stearns (A)
   3.340%, 04/29/08                                       1,650           1,651
  CIT Group
   3.650%, 11/23/07                                       1,170           1,154
  Citicorp
   7.000%, 07/01/07                                         970           1,030
  Citigroup (A)
   3.270%, 11/01/07                                       2,000           2,003
  Credit Suisse First Boston #
   5.875%, 08/01/06                                       1,000           1,022
  First Union
   7.125%, 10/15/06                                         250             261
  General Electric Capital
   5.000%, 06/15/07                                       2,500           2,548

ALLEGIANT LIMITED MATURITY BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR            VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Goldman Sachs Group
   2.850%, 10/27/06                                     $ 2,245        $  2,207
  Goldman Sachs Group 144A (B)
   7.200%, 11/01/06                                       1,000           1,044
  Household Finance
   7.200%, 07/15/06                                         500             517
   6.400%, 06/17/08                                       1,600           1,695
  International Lease Finance
   3.125%, 05/03/07                                       1,750           1,720
  John Deere Capital
   4.625%, 04/15/09                                       1,300           1,317
  JP Morgan Chase
   6.375%, 04/01/08                                       3,350           3,544
  KeyCorp
   2.750%, 02/27/07                                       1,025           1,002
  Lehman Brothers
   7.625%, 06/01/06                                         468             484
  MBNA
   6.250%, 01/17/07                                       1,750           1,803
  Morgan Stanley Dean Witter
   3.625%, 04/01/08                                       2,250           2,214
  SLM, Series A (MTN)
   3.500%, 09/30/06                                       1,635           1,623
  US Bancorp
   6.875%, 09/15/07                                         715             758
  Wachovia
   7.800%, 09/15/06                                       1,000           1,049
   6.875%, 09/15/05                                         710             717
                                                                       --------
                                                                         33,956
-------------------------------------------------------------------------------
HEALTHCARE -- 0.7%
  Anthem
   3.500%, 09/01/07                                       1,650           1,630
-------------------------------------------------------------------------------
INSURANCE -- 0.7%
  AEGON NV
   8.000%, 08/15/06                                       1,470           1,536
-------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
  EOP Operating LP
   8.375%, 03/15/06                                         635             657
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
  iStar Financial (A)
   3.300%, 03/03/08                                       1,000             988
-------------------------------------------------------------------------------
TECHNOLOGY -- 0.7%
  Compaq Computer
   7.650%, 08/01/05                                       1,550           1,560
-------------------------------------------------------------------------------
UTILITIES -- 0.5%
  Northern States Power
   2.875%, 08/01/06                                       1,030           1,018
-------------------------------------------------------------------------------

Total Corporate Bonds (Cost $46,944)                                     46,516
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR            VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.7%
  Bank of America Mortgage Securities,
   Series 2003-A, Cl 2A1 (A)
   3.983%, 02/25/33                                     $   748        $    743
  Bank of America Mortgage Securities,
   Series 2003-E, Cl 2A1 (A)
   4.033%, 06/25/33                                       1,569           1,558
  Chase Mortgage Finance, Series 2003-S4,
   Cl 2A2
   5.000%, 04/25/18                                       1,849           1,876
  Countrywide Home Loans, Series 2004-HYB4,
   Cl 3A (A)
   4.612%, 09/20/34                                       2,174           2,185
  Fannie Mae, Series 2003-17, Cl QL
   4.000%, 05/25/22                                       2,500           2,492
  Fannie Mae, Series 2003-36, Cl OL
   3.000%, 07/25/22                                       5,000           4,916
  Fannie Mae, Series 2003-54, Cl PB
   4.000%, 09/25/17                                       2,238           2,237
  Fannie Mae, Series 2003-67, Cl GC
   3.500%, 12/25/16                                       2,696           2,690
  Fannie Mae, Series 2003-109, Cl CX
   4.000%, 07/25/16                                       4,285           4,241
  Fannie Mae, Series 2003-119, Cl XB
   4.000%, 09/25/14                                       5,500           5,494
  Freddie Mac, Series 2492, Cl A
   5.250%, 05/15/29                                       1,480           1,493
  Golden National Mortgage, Series 1998-GN1,
   Cl A
   7.110%, 08/25/27                                           1               1
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1
   6.350%, 09/15/07                                         246             245
  Residential Accredit Loans, Series 2002-QS4,
   Cl A2
   6.250%, 03/25/17                                          74              75
  Residential Funding Mortgage Securities,
   Series 2003-S11, Cl A7
   3.500%, 06/25/18                                       2,640           2,595
  Structured Asset Securities Series, 2003-1,
   Cl 2A1
   6.000%, 02/25/18                                       2,773           2,839
  Vendee Mortgage Trust, Series 2003-2, Cl B
   5.000%, 02/15/19                                       1,595           1,599
  Washington Mutual, Series 2002-S8, Cl 2A1
   4.500%, 01/25/18                                         951             953
  Wells Fargo MBS Trust, Series 2003-11, Cl A1
   3.500%, 10/25/18                                       3,127           3,099
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $41,752)                 41,331
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 18.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.1%
   7.570%, 05/25/28 (C)                                      40              41
   5.500%, 01/01/07                                         383             389
   5.500%, 02/01/10                                         639             648

================================================================================


--------------------------------------------------------------------------------
                                                          PAR            VALUE
                                                         (000)           (000)
--------------------------------------------------------------------------------
   5.500%, 06/01/10                                     $   640        $    649
   5.000%, 10/01/09                                       1,484           1,503
   5.000%, 06/15/15                                       1,247           1,260
   4.500%, 03/15/11                                       3,705           3,726
   4.000%, 08/01/08                                       4,905           4,880
   3.500%, 09/01/08                                       2,716           2,652
                                                                       --------
                                                                         15,748
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.3%
   7.500%, 07/01/08                                          84              87
   5.500%, 10/01/09                                         613             623
   5.500%, 02/25/17                                       1,991           2,026
   5.500%, 09/01/17                                       2,384           2,451
   5.000%, 11/01/12                                       2,402           2,450
   4.945%, 07/01/34 (A)                                   4,166           4,202
   4.649%, 11/01/32 (A)                                   1,268           1,288
   4.374%, 10/01/33 (A)                                   2,244           2,251
   4.010%, 08/01/33 (A)                                   2,968           2,931
   4.000%, 09/01/13                                       4,552           4,533
                                                                       --------
                                                                         22,842
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   6.000%, 02/16/29                                         565             569
   4.500%, 12/16/29                                         866             869
   4.500%, 03/20/32                                         824             823
                                                                       --------
                                                                          2,261
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $41,101)                                                         40,851
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.2%
U.S. TREASURY NOTES -- 10.2%
   3.500%, 11/15/06#                                      1,595           1,595
   2.750%, 08/15/07#                                     18,550          18,220
   2.625%, 11/15/06#                                      2,930           2,894
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $22,990)                           22,709
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
FEDERAL HOME LOAN BANK -- 3.7%
   3.500%, 11/15/07#                                      8,230           8,177
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.7%
   5.250%, 04/15/07#                                      7,520           7,716
   3.250%, 11/15/07#                                        560             552
                                                                       --------
                                                                          8,268
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $16,587)                  16,445
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.0%
  First Union-Lehman Brothers-Bank of America,
   Series 1998-C2, Cl A1
   6.280%, 11/18/35                                          90              90
-------------------------------------------------------------------------------

Total Commercial Mortgage-Backed Securities (Cost $96)                       90
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   NUMBER OF SHARES/     VALUE
                                                       PAR (000)         (000)
--------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 1.6%
  Allegiant Money Market Fund, Class I+                 3,500,882      $  3,501
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $3,501)                          3,501
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 100.1% (Cost $224,019)                                  221,906
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 15.7%
MASTER NOTE -- 2.3%
  Bear Stearns
   3.213%, 06/01/05                                     $ 5,000           5,000
-------------------------------------------------------------------------------
MEDIUM TERM NOTE -- 2.3%
  First Tennessee Bank (A)
   3.080%, 03/21/06                                       5,000           5,000
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.1%
Bank of America
 3.110%, 06/01/05                                         7,779           7,779
Lehman Brothers
 3.133%, 06/01/05                                        17,034          17,034
                                                                       --------
                                                                         24,813
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral for Loaned
  Securities (Cost $34,813)++                                            34,813
-------------------------------------------------------------------------------

Total Investments--115.8% (Cost $258,832)*                              256,719

-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (15.8)%
  Dividends Payable
   Class I                                                                 (402)
   Class A                                                                   (6)
  Investment Advisory Fees Payable                                          (71)
  12b-1 Fees Payable
   Class I                                                                   (7)
   Class A                                                                   (1)
  Administration Fees Payable                                               (14)
  Custody Fees Payable                                                       (3)
  Trustee Fees Payable                                                      (12)
  Payable For Collateral For Loaned Securities                          (34,813)
  Payable For Shares of Beneficial Interest Purchased                    (1,111)
  Other                                                                   1,318
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                        (35,122)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $221,597
-------------------------------------------------------------------------------

ALLEGIANT LIMITED MATURITY BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                        $231,430
Undistributed net investment income                                          41
Accumulated net realized loss on investments                             (7,761)
Net unrealized depreciation on investments                               (2,113)

-------------------------------------------------------------------------------
Total Net Assets                                                       $221,597
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($212,573,068 / 21,579,127 outstanding shares of
  beneficial interest)                                                   $ 9.85
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($6,798,366 / 688,171 outstanding shares of beneficial interest)       $ 9.88
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.88 / 98.00%)             $10.08
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,187,119 / 120,161 outstanding shares of beneficial interest)       $ 9.88
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($869,592 / 88,051 outstanding shares of beneficial interest)          $ 9.88
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($169,080 / 17,109 outstanding shares of beneficial interest)          $ 9.88
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $258,887.
     GROSS UNREALIZED APPRECIATION (000)                   $   124
     GROSS UNREALIZED DEPRECIATION (000)                    (2,292)
                                                           -------
     NET UNREALIZED DEPRECIATION (000)                     $(2,168)
                                                           =======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN IS (000) $34,153.
+  SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(C) -- STEPPED COUPON BOND
CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE

SEE NOTES TO FINANCIAL STATEMENTS.

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 30.0%
U.S. TREASURY BONDS -- 12.2%
   6.250%, 08/15/23#                                    $31,100       $  38,326
   5.375%, 02/15/31#                                      1,165           1,349
                                                                      ---------
                                                                         39,675
-------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 17.8%
   6.500%, 02/15/10#                                     15,985          17,863
   4.750%, 05/15/14                                         325             344
   3.500%, 11/15/06#                                     23,260          23,263
   1.125%, 06/30/05#                                     16,605          16,590
                                                                      ---------
                                                                         58,060
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $95,329)                           97,735
-------------------------------------------------------------------------------
CORPORATE BONDS -- 23.6%
AUTOMOTIVE -- 0.7%
  Ford Motor
   7.000%, 10/01/13                                       1,000             933
  General Motors Acceptance Corporation
   8.000%, 11/01/31                                       1,290           1,081
   6.750%, 12/01/14                                         500             425
                                                                      ---------
                                                                          2,439
-------------------------------------------------------------------------------
BASIC MATERIALS -- 0.1%
  Terex
   9.250%, 07/15/11                                         390             423
-------------------------------------------------------------------------------
CABLE -- 0.6%
  Comcast Cable Communications #
   7.125%, 06/15/13                                         725             835
  Cox Communications
   5.450%, 12/15/14                                       1,000           1,015
                                                                      ---------
                                                                          1,850
-------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.4%
  Yum! Brands
   7.650%, 05/15/08                                       1,225           1,334
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 1.1%
  Bunge Limited
   5.875%, 05/15/13                                       1,000           1,070
  Dole Foods
   8.875%, 03/15/11                                          89              95
  ITT Industries
   7.375%, 11/15/15                                         660             729
  Kroger
   6.750%, 04/15/12                                       1,550           1,716
                                                                      ---------
                                                                          3,610
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.6%
  Clear Channel Communications
   5.750%, 01/15/13                                       1,235           1,214
  Harrahs Operating 144A (A)
   5.625%, 06/01/15                                       1,000           1,008


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Lin Television
   6.500%, 05/15/13                                     $   255       $     249
  Mandalay Resort Group
   6.500%, 07/31/09                                         250             256
   6.375%, 12/15/11                                         350             353
  MGM Mirage
   8.375%, 02/01/11                                         800             868
  Park Place Entertainment
   7.500%, 09/01/09                                         500             549
  Station Casinos
   6.500%, 02/01/14                                         800             814
                                                                      ---------
                                                                          5,311
-------------------------------------------------------------------------------
ENERGY -- 2.2%
  Kinder Morgan
   6.500%, 09/01/12                                       1,310           1,436
  Nexen
   5.200%, 03/10/15                                       1,100           1,116
  Sunoco Logistics Partners Operations
   7.250%, 02/15/12                                         800             915
  Xcel Energy
   7.000%, 12/01/10                                       1,750           1,949
  XTO Energy
   6.250%, 04/15/13                                         350             379
   4.900%, 02/01/14                                       1,530           1,510
                                                                      ---------
                                                                          7,305
-------------------------------------------------------------------------------
FINANCIALS -- 8.1%
  American General Finance
   3.875%, 10/01/09                                         805             784
  Bank of America
   7.800%, 09/15/16                                       1,125           1,403
  Bear Stearns
   7.625%, 12/07/09                                       2,459           2,780
  Citigroup
   7.250%, 10/01/10                                       1,185           1,342
   4.125%, 02/22/10                                         750             745
  General Electric Capital #
   6.750%, 03/15/32                                       2,300           2,825
  Goldman Sachs
   6.600%, 01/15/12                                       1,840           2,038
  Household Finance #
   4.125%, 11/16/09                                         750             741
  International Lease Finance
   3.500%, 04/01/09                                       1,810           1,743
  JP Morgan Chase Capital
   5.875%, 03/15/35                                       1,925           1,958
  Lehman Brothers Holdings
   6.625%, 02/15/08                                       1,000           1,062
   4.250%, 01/27/10 #                                     2,000           1,987
  MBIA
   5.700%, 12/01/34                                         985             984
  MBNA
   6.125%, 03/01/13                                       1,595           1,702
  Merrill Lynch
   6.000%, 02/17/09                                       1,725           1,827

ALLEGIANT TOTAL RETURN ADVANTAGE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Morgan Stanley Dean Witter
   5.300%, 03/01/13                                     $ 1,645       $   1,701
  W.R. Berkley
   6.150%, 08/15/19                                         835             870
                                                                      ---------
                                                                         26,492
-------------------------------------------------------------------------------
INDUSTRIALS -- 2.0%
  D.R. Horton
   9.375%, 03/15/11                                          50              54
   6.875%, 05/01/13                                         710             763
  Kennametal
   7.200%, 06/15/12                                         860             961
  Magellan Midstream Partners
   6.450%, 06/01/14                                         880             969
  Packaging Corp of America
   5.750%, 08/01/13                                       1,490           1,472
  Stone Container
   9.250%, 02/01/08                                         365             379
  Systems 2001 Asset Trust
   6.664%, 09/15/13                                         481             527
  United Technologies
   4.875%, 05/01/15                                       1,225           1,248
                                                                      ---------
                                                                          6,373
-------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
  Hovnanian Enterprises
   6.250%, 01/15/15                                         815             803
  KB Home & Broad Home
   6.375%, 08/15/11                                         810             838
  Pulte Homes
   6.375%, 05/15/33                                         860             860
                                                                      ---------
                                                                          2,501
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
  Equity Office Properties Trust #
   4.750%, 03/15/14                                       1,500           1,467
  Host Marriott
   7.125%, 11/01/13                                         400             414
  iStar Financial
   6.000%, 12/15/10                                         500             519
   5.700%, 03/01/14                                         819             826
                                                                      ---------
                                                                          3,226
-------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 0.1%
  Aid-Israel
   5.500%, 04/26/24                                         255             282
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.7%
  British Telecom
   8.875%, 12/15/30                                       1,000           1,397
  Deutsche Telecom
   8.500%, 06/15/10                                       1,475           1,721
  DIRECTV Group
   8.375%, 03/15/13                                         261             290


--------------------------------------------------------------------------------
                                                          PAR         VALUE
                                                         (000)        (000)
--------------------------------------------------------------------------------
  France Telecom
   7.750%, 03/01/11                                     $   715     $     833
  GTE
   6.940%, 04/15/28                                       2,000         2,283
  Sprint Capital
   8.375%, 03/15/12                                       1,285         1,543
  Telecom Italia Capital
   5.250%, 11/15/13                                         860           872
                                                                    ---------
                                                                        8,939
-------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
  FedEx
   6.720%, 01/15/22                                       1,421         1,615
  Ryder System
   4.625%, 04/01/10                                       1,075         1,075
  Union Pacific
   6.625%, 02/01/29                                         980         1,131
   3.625%, 06/01/10                                         645           619
                                                                    ---------
                                                                        4,440
-------------------------------------------------------------------------------
UTILITIES -- 0.8%
  AEP Texas Central
   6.650%, 02/15/33                                         965         1,126
  Dominion Resources
   6.750%, 12/15/32                                       1,258         1,427
                                                                    ---------
                                                                        2,553
-------------------------------------------------------------------------------

Total Corporate Bonds (Cost $74,591)                                   77,078
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.4%
FEDERAL HOME LOAN BANK -- 20.3%
   6.500%, 08/15/07                                       3,800         4,014
   3.375%, 09/14/07                                         705           699
   3.250%, 08/11/06#                                     22,565        22,458
   2.960%, 06/10/05 DN                                    9,700         9,693
   2.920%, 06/08/05#                                      3,180         3,178
   2.875%, 05/22/06                                       2,355         2,338
   2.625%, 10/16/06#                                     22,500        22,188
   2.000%, 02/13/06                                       1,670         1,653
                                                                    ---------
                                                                       66,221
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.1%
   7.250%, 01/15/10                                         310           352
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $66,852)                66,573
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 9.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.2%
   8.750%, 05/01/08                                          --(E)         --(E)
   7.500%, 12/01/10                                           4             4
   5.500%, 01/01/34                                       4,070         4,132
                                                                    ---------
                                                                        4,136
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.6%
   5.500%, 12/01/06                                     $   426       $     430
   5.500%, 09/01/17                                       6,170           6,344
   5.000%, 06/01/20 TBA                                   6,000           6,069
   5.000%, 06/01/35 TBA                                   5,400           5,397
   4.500%, 06/01/35 TBA                                  10,000           9,747
                                                                      ---------
                                                                         27,987
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $31,860)                                                         32,123
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
  Fannie Mae, Series 2003-69, Cl PM
   3.500%, 07/25/33                                       4,384           4,003
  First Horizon Mortgage Trust, Series 2004-4,
   Cl 2A3
   4.500%, 07/25/19                                       4,294           4,147
  Freddie Mac, Series 2699, Cl TC
   4.000%, 11/15/18                                       9,500           8,944
  Residential Funding Mortgage Securities,
   Series 2004-S6, Cl 3A2
   4.500%, 06/25/19                                       7,200           6,932
  Wells Fargo Securities Trust, Series 2004-K,
   Cl 2A11 (D)
   4.736%, 07/25/34                                       4,000           3,965
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $26,352)                 27,991
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 5.6%
AUTOMOTIVE -- 2.0%
  AESOP Funding II LLC, Series 2002-1A, Cl A
   3.850%, 10/20/06                                       1,667           1,669
  Daimler Chrysler Auto Trust, Series 2002-A,
   Cl A4
   4.490%, 10/06/08                                       4,832           4,850
                                                                      ---------
                                                                          6,519
-------------------------------------------------------------------------------
CREDIT CARDS -- 2.0%
  Chase Credit Card Master Trust, Series 2001-6,
   Cl A (D)
   3.220%, 03/16/09                                       2,200           2,205
  Citibank Credit Card Issuance Trust,
   Series 2001-A2, Cl A2 (D)
   3.349%, 02/07/08                                       3,500           3,504
  MBNA Master Credit Card Trust,
   Series 2001-A, Cl A (D)
   3.240%, 07/15/08                                       1,000           1,002
                                                                      ---------
                                                                          6,711
-------------------------------------------------------------------------------
MORTGAGE RELATED -- 0.0%
  Saxon Asset Securities Trust, Series 1999-3,
   Cl AF6
   7.525%, 06/25/14                                          38              38
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
OTHER -- 1.6%
  Atlantic City Electric Transition Funding LLC,
   Series 2002-1, Cl A4
   5.550%, 10/20/23                                     $ 3,175       $   3,441
  Railcar Leasing LLC, Series 1, Cl A1
   6.750%, 07/15/06                                       1,682           1,712
                                                                      ---------
                                                                          5,153
-------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $18,106)                             18,421
-------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 0.0%
  Thirty-Seventh FHA Insurance
   Project (B) (C)
   7.430%, 05/01/22                                         116             116
-------------------------------------------------------------------------------

Total Non-Agency Mortgage-Backed Securities (Cost $115)                     116
-------------------------------------------------------------------------------
COMMERCIAL PAPER++ -- 2.5%
  Liberty Street Funding
   3.040%, 06/16/05                                       6,000           5,992
  Lloyds Bank
   3.010%, 06/13/05                                       2,120           2,118
-------------------------------------------------------------------------------

Total Commercial Paper (Cost $8,110)                                      8,110
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 2.5%
  Allegiant Advantage Institutional Money
   Market Fund, Class I+                              8,066,875           8,067
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $8,067)                          8,067
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 103.0% (Cost $329,382)                                  336,214
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 46.8% COMMERCIAL PAPER++ -- 6.1%
  Countrywide Financial
  3.110%, 06/01/05                                      $10,000           9,999
  Four Winds Funding
  3.120%, 06/01/05                                       10,000           9,999
                                                                      ---------
                                                                         19,998
-------------------------------------------------------------------------------
MASTER NOTES -- 5.4%
  Bank of America
   3.143%, 07/01/05                                      10,000          10,000
  Bear Stearns
   3.213%, 06/01/05                                       7,500           7,500
                                                                      ---------
                                                                         17,500
-------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 8.4%
  Credit Suisse First Boston (D)
   3.132%, 08/17/05                                       5,000           5,002
  First Tennessee Bank (D)
   3.080%, 03/21/06                                      10,000          10,000
  Morgan Stanley (D)
   3.138%, 08/19/05                                      12,500          12,500
                                                                      ---------
                                                                         27,502
------------------------------------------------------------------------------

ALLEGIANT TOTAL RETURN ADVANTAGE FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- CONTINUED REPURCHASE AGREEMENTS -- 26.9%
  Bank of America
   3.110%, 06/01/05                                     $28,328       $  28,328
  Dresdner Securities
   3.110%, 06/01/05                                      10,000          10,000
  Lehman Brothers
   3.133%, 06/01/05                                      49,379          49,379
                                                                      ---------
                                                                         87,707
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $152,707)++                               152,707
-------------------------------------------------------------------------------

Total Investments--149.8%(Cost $482,089)*                               488,921
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (49.8)%
  Dividends Payable
   Class I                                                                 (691)
   Class A                                                                   (7)
   Class B                                                                   (1)
  Investment Advisory Fees Payable                                         (114)
  12b-1 Fees Payable
   Class I                                                                  (11)
  Administration Fees Payable                                               (19)
  Custody Fees Payable                                                       (4)
  Trustee Fees Payable                                                      (14)
  Payable For Collateral For Loaned Securities                         (152,707)
  Payable For Investment Securities Purchased                           (22,706)
  Payable For Shares of Beneficial Interest Purchased                    (1,518)
  Other                                                                  15,147
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                       (162,645)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $326,276
-------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                       $ 318,034
Distributions in excess of net investment income                           (251)
Undistributed net realized gain on investments                            1,661
Net unrealized appreciation on investments                                6,832
-------------------------------------------------------------------------------
Total Net Assets                                                       $326,276
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($319,802,064 / 30,595,916 outstanding shares of
  beneficial interest)                                                   $10.45
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($4,383,626 / 419,280 outstanding shares of beneficial interest)       $10.46
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.46 / 95.50%)            $10.95
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,180,127 / 112,521 outstanding shares of beneficial interest)       $10.49
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($352,468 / 33,662 outstanding shares of beneficial interest)          $10.47
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class R
  ($557,752 / 53,480 outstanding shares of beneficial interest)          $10.43
-------------------------------------------------------------------------------


* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $482,491.
     GROSS UNREALIZED APPRECIATION (000)                    $7,185
     GROSS UNREALIZED DEPRECIATION (000)                      (755)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $6,430
                                                            ======

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN
  IS (000) $148,927.
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(B) ILLIQUID SECURITY. TOTAL MARKET VALUE OF ILLIQUID SECURITIES IS $115,514 AND REPRESENTS LESS THAN 0.05% OF NET ASSETS AS OF MAY 31, 2005.
(C) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
(D) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.
(E) PAR AND VALUE ARE LESS THAN $500
CL -- CLASS
DN -- DISCOUNT NOTE
FHA -- FEDERAL HOUSING AUTHORITY
LLC -- LIMITED LIABILITY COMPANY
TBA -- TO BE ANNOUNCED

TOTAL RETURN SWAP AGREEMENT:

                                                                    UNREALIZED
                                                        NOTIONAL   APPRECIATION
                                           EXPIRATION    AMOUNT   (DEPRECIATION)
                                              DATE        (000)       (000)
-------------------------------------------------------------------------------
Agreement with Bank of America, N.A. to
  receive quarterly total return on Bank of
  America CMBS AAA 10 year Index
  and pay quarterly a floating rate based
  on 3-month LIBOR minus 0.45%              11/30/05    $23,000       $ --

ASSETS IN AN AMOUNT AT LEAST EQUAL TO THE NOTIONAL COST AMOUNT OF THE TOTAL RETURN SWAP AGREEMENT HAVE BEEN SEGREGATED BY THE FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                 ALLEGIANT ULTRA SHORT BOND FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 29.4%
AUTOMOTIVE -- 13.9%
  Bank One Auto Securitization Trust,
   Series 2003-1, Cl A3
   1.820%, 09/20/07                                      $3,843        $  3,813
  Capital Auto Receivables Asset Trust,
   Series 2003-1, Cl A3A
   2.750%, 04/16/07                                       3,067           3,053
  Chase Manhattan Automobile Owner Trust,
   Series 2001-B, Cl A4
   3.800%, 05/15/08                                         862             863
  Ford Credit Automotive Owner Trust,
   Series 2003-B, Cl A4
   2.410%, 08/15/07                                       2,750           2,714
  Honda Auto Receivables Owner Trust,
   Series 2003-5, CI A3
   2.300%, 10/18/07                                       4,100           4,062
  Morgan Stanley Auto Loan Trust,
   Series 2003-HB1, Cl A1
   1.460%, 07/15/07                                       2,365           2,349
  Nissan Auto Receivables Owner Trust,
   Series 2005-A, Cl A3
   3.540%, 10/15/08                                       4,750           4,723
  World Omni Auto Receivables Trust,
   Series 2002-A, Cl A4
   4.050%, 07/15/09                                       3,430           3,440
                                                                       --------
                                                                         25,017
-------------------------------------------------------------------------------
CREDIT CARDS -- 7.3%
  Bank One Issuance Trust, Series 2002-A4, Cl A4
   2.940%, 06/16/08                                       3,400           3,394
  Citibank Credit Card Issuance Trust,
   Series 2001-A6, Cl A
   5.650%, 06/16/08                                       2,500           2,548
  Citibank Credit Card Issuance Trust,
   Series 2003-A2, Cl A2
   2.700%, 01/15/08                                       3,500           3,482
  MBNA Credit Card Master Note Trust,
   Series 2001-A1, Cl A1
   5.750%, 10/15/08                                       3,700           3,771
                                                                       --------
                                                                         13,195
-------------------------------------------------------------------------------
MORTGAGE RELATED -- 5.6%
  Ameriquest Mortgage Securities, Series 2003-10,
   Cl AF3
   3.230%, 12/25/33                                       2,358           2,352
  CitiFinancial Mortgage Securities, Series 2003-1,
   Cl AF2 (C)
   2.948%, 01/25/33                                         103             103
  Countrywide Asset-Backed Certificates,
   Series 2003-5, Cl AF3
   3.613%, 04/25/30                                       2,857           2,849
  Mellon Residential Funding, Series 2001-HEIL,
   Cl A4 (C)
   6.615%, 02/25/21                                       1,093           1,105


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Residential Asset Mortgage Products,
   Series 2004-RS5, Cl AI1 (A)
   3.220%, 03/25/23                                      $1,736        $  1,737
  Residential Asset Securities, Series 2003-KS10,
   Cl AI2
   2.710%, 05/25/26                                       2,053           2,047
                                                                       --------
                                                                         10,193
-------------------------------------------------------------------------------
UTILITIES -- 2.6%
  Oncor Electric Delivery, Transition Bond,
   Series 2003-1, Cl A1
   2.260%, 02/15/09                                       2,328           2,299
  Pennsylvania Power & Light, Transition Bond,
   Series 1999-1, Cl A6
   6.960%, 12/26/07                                       2,377           2,402
                                                                       --------
                                                                          4,701
-------------------------------------------------------------------------------

Total Asset Backed Securities (Cost $53,443)                             53,106
-------------------------------------------------------------------------------
CORPORATE BONDS -- 18.9%
AEROSPACE -- 0.4%
  Boeing Capital
   4.290%, 06/20/05                                         800             801
-------------------------------------------------------------------------------
AUTOMOTIVE -- 0.7%
  DaimlerChrysler NA Holdings (A)
   3.200%, 03/07/07                                         550             547
  Ford Motor
   7.600%, 08/01/05                                         711             715
                                                                       --------
                                                                          1,262
-------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 0.5%
  Yum! Brands
   8.500%, 04/15/06                                         900             934
-------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.4%
  Time Warner
   7.750%, 06/15/05                                         700             701
-------------------------------------------------------------------------------
ENERGY -- 0.5%
  Consolidated Edison of New York
   6.625%, 12/15/05                                         875             889
-------------------------------------------------------------------------------
FINANCIALS -- 13.3%
  Bank of America
   6.500%, 03/15/06                                         500             510
  Bank One
   7.125%, 05/15/07                                       1,000           1,056
  Bear Stearns (A)
   3.340%, 04/29/08                                       1,280           1,280
  Chase Manhattan
   6.500%, 08/01/05                                         100             101
  CIT Group
   6.500%, 02/07/06                                       1,015           1,034
  Citigroup (A)
   3.270%, 11/01/07                                       2,160           2,163
  Heller Financial
   6.375%, 03/15/06                                       3,875           3,953

ALLEGIANT ULTRA SHORT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS --  CONTINUED
FINANCIALS -- CONTINUED
  Household Finance
   7.250%, 05/15/06                                      $  500        $    515
   3.375%, 02/21/06                                       1,225           1,222
  International Lease Finance
   5.750%, 10/15/06                                         675             690
   4.000%, 01/17/06                                         241             241
  John Deere Capital
   5.125%, 10/19/06                                       1,325           1,345
  JP Morgan Chase
   6.700%, 11/01/07                                       1,250           1,321
  KeyCorp
   2.750%, 02/27/07                                         815             796
  Lehman Brothers Holdings
   6.625%, 02/05/06                                         980             998
  MBNA
   7.750%, 09/15/05                                         750             758
  Mellon Funding
   7.500%, 06/15/05                                         695             696
  Morgan Stanley Dean Witter
   6.100%, 04/15/06                                       2,425           2,472
  SLM, Series A
   3.500%, 09/30/06                                         900             893
  Spears, Leads & Kellogg 144A (B)
   8.250%, 08/15/05                                       1,000           1,010
  US Bancorp
   6.875%, 09/15/07                                         245             260
  Wells Fargo
   6.750%, 10/01/06                                         650             675
                                                                       --------
                                                                         23,989
-------------------------------------------------------------------------------
INSURANCE -- 0.9%
  AEGON NV
   8.000%, 08/15/06                                       1,510           1,578
-------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
  EOP Operating LP
   8.375%, 03/15/06                                         580             600
-------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
  Hewlett-Packard
   7.150%, 06/15/05                                       1,500           1,502
  Rockwell
   6.625%, 06/01/05                                         470             470
                                                                       --------
                                                                          1,972
-------------------------------------------------------------------------------
TRANSPORTATION -- 0.4%
  CSX
   2.750%, 02/15/06                                         666             661
-------------------------------------------------------------------------------
UTILITIES -- 0.4%
  Northern States Power
   2.875%, 08/01/06                                         700             692
-------------------------------------------------------------------------------

Total Corporate Bonds (Cost $34,195)                                     34,079
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.6%
  Bank of America Mortgage Securities,
   Series 2003-A, Cl 1A1 (A)
   3.234%, 02/25/33                                      $  140        $    142
  Fannie Mae, Series 2002-74, Cl PU
   3.750%, 09/25/11                                         195             195
  Fannie Mae, Series 2003-13, Cl PA
   4.250%, 10/25/16                                         107             107
  Fannie Mae, Series 2003-16, Cl PA
   4.500%, 11/25/09                                         560             561
  Fannie Mae, Series 2003-16, Cl PG
   3.500%, 11/25/09                                       1,555           1,554
  Fannie Mae, Series 2003-24, Cl PH
   4.000%, 11/25/09                                         867             867
  Fannie Mae, Series 2003-35, Cl MB
   4.500%, 06/25/13                                       4,000           4,011
  Fannie Mae, Series 2003-41, Cl YN
   4.000%, 05/25/17                                       1,115           1,114
  Fannie Mae, Series 2003-54, Cl PB
   4.000%, 09/25/17                                       1,259           1,258
  Fannie Mae, Series 2003-67, Cl GC
   3.500%, 12/25/16                                       1,294           1,291
  Freddie Mac, Series 2513, Cl JC
   5.000%, 06/15/14                                       4,000           4,040
  Freddie Mac, Series 2660, Cl MH
   3.500%, 05/15/18                                       1,496           1,492
  Freddie Mac, Series 2701, Cl OJ
   2.750%, 01/15/11                                       1,547           1,540
  Freddie Mac, Series 2707, Cl OK
   3.500%, 05/15/10                                       1,911           1,912
  Freddie Mac, Series 2708, Cl DA
   3.500%, 04/15/19                                       1,879           1,872
  Freddie Mac, Series 2714 Cl CK
   4.000%, 06/15/24                                       2,017           2,011
  GNMA, Series 2003-33, Cl NJ
   3.500%, 02/16/26                                       1,769           1,764
  Vendee Mortgage Trust, Series 1999-2, Cl 1J
   6.500%, 01/15/06                                       1,589           1,597
  Washington Mutual, Series 2002-AR10,
   Cl A6 (A)
   4.816%, 10/25/32                                       2,538           2,560
-------------------------------------------------------------------------------

Total Collateralized Mortgage Obligations (Cost $30,049)                 29,888
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.1%
  U.S. Treasury Notes
   3.750%, 03/31/07 #                                    14,090          14,133
   2.500%, 09/30/06 #                                    15,125          14,931
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $29,012)                           29,064
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 10.2%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.0%
   5.500%, 12/01/11                                       4,128           4,255
   2.375%, 02/15/07 #                                    14,175          13,860
                                                                       --------
                                                                         18,115
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.2%
   4.500%, 12/16/29                                      $  276        $    277
-------------------------------------------------------------------------------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $18,442)                                                         18,392
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.1%
FEDERAL HOME LOAN BANK -- 6.1%
   3.250%, 08/11/06 #                                     9,235           9,191
   2.000%, 02/13/06                                       1,900           1,880
-------------------------------------------------------------------------------

Total U.S. Government Agency Obligations (Cost $11,099)                  11,071
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 2.1%
  Allegiant Money Market Fund, Class I+               3,716,759           3,717
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $3,717)                          3,717
-------------------------------------------------------------------------------

Total Investments Before Collateral For Loaned
  Securities -- 99.4% (Cost $179,957)                                   179,317
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES -- 27.4%
MASTER NOTES -- 5.6%
  Bank of America
   3.143%, 07/01/05                                      $7,500           7,500
  Bear Stearns
   3.213%, 06/01/05                                       2,500           2,500
                                                                       --------
                                                                         10,000
-------------------------------------------------------------------------------
MEDIUM TERM NOTE -- 2.7%
  Morgan Stanley (A)
   3.133%, 08/19/05                                       5,000           5,000
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.1%
  Bank of America
   3.183%, 06/01/05                                      26,775          26,775
  Bear Stearns
   3.110%, 06/01/05                                       2,500           2,500
  Lehman Brothers
   3.133%, 06/01/05                                       5,126           5,126
                                                                       --------
                                                                         34,401
-------------------------------------------------------------------------------

Total Short Term Investments Held As Collateral
  For Loaned Securities (Cost $49,401)++                                 49,401
-------------------------------------------------------------------------------

Total Investments -- 126.8% (Cost $229,358)*                            228,718
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (26.8)%
  Dividends Payable
   Class I                                                             $   (195)
  Investment Advisory Fees Payable                                          (32)
  12b-1 Fees Payable
   Class I                                                                   (2)
  Administration Fees Payable                                               (11)
  Custody Fees Payable                                                       (3)
  Trustee Fees Payable                                                       (9)
  Payable For Collateral For Loaned Securities                          (49,401)
  Payable For Shares of Beneficial Interest Purchased                       (36)
  Other                                                                   1,308
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                        (48,381)
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $180,337
-------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                        $182,795
Undistributed net investment income                                         236
Accumulated net realized loss on investments                             (2,054)
Net unrealized depreciation on investments                                 (640)
-------------------------------------------------------------------------------
Total Net Assets                                                       $180,337
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($178,674,512 / 18,021,753 outstanding shares of
  beneficial interest)                                                   $ 9.91
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($1,662,506 / 167,865 outstanding shares of beneficial interest)       $ 9.90
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($9.90 / 99.00%)             $10.00
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $229,384.
     GROSS UNREALIZED APPRECIATION (000)                     $ 143
     GROSS UNREALIZED DEPRECIATION (000)                      (809)
                                                             -----
     NET UNREALIZED DEPRECIATION (000)                       $(666)
                                                             =====

# SECURITY FULLY OR PARTIALLY ON LOAN. TOTAL MARKET VALUE OF SECURITIES ON LOAN
  IS (000) $48,407.
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
++ SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS
(A) VARIABLE RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(C) STEPPED COUPON BOND
CL -- CLASS

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.9%
ALASKA -- 0.9%
  Anchorage (GO) (MBIA)
   5.000%, 07/01/14                                      $1,100        $  1,218
-------------------------------------------------------------------------------
ARIZONA -- 2.0%
  Maricopa County Industrial Development
   Authority, Madera Pointe Apartments Project
   (RB) (FSA) Series A
   5.300%, 06/01/06                                       1,000           1,014
  Tucson Street & Highway User Authority
   (RB) (MBIA) Series A
   7.000%, 07/01/11                                       1,500           1,811
                                                                       --------
                                                                          2,825
-------------------------------------------------------------------------------
CALIFORNIA -- 0.2%
  Foothill/Eastern Corridor Capital Appreciation
   (RB) (ETM) (FSA) (A)
   4.894%, 01/01/29                                       1,000             334
-------------------------------------------------------------------------------
COLORADO -- 0.0%
  Colorado Water Resource Power Development
   Authority (RB) Series A
   6.300%, 09/01/14                                          35              35
-------------------------------------------------------------------------------
CONNECTICUT -- 3.3%
  Connecticut (GO) Series B
   5.500%, 03/15/11                                       1,000           1,119
  Connecticut Clean Water Fund (RB)
   6.375%, 06/01/05                                       1,770           1,770
  Connecticut State Transportation Infrastructure
   (RB)
   5.375%, 09/01/08                                       1,700           1,822
                                                                       --------
                                                                          4,711
-------------------------------------------------------------------------------
DELAWARE -- 0.9%
  Delaware State Transportation System Authority
   (RB) (AMBAC)
   6.000%, 07/01/06                                       1,250           1,292
-------------------------------------------------------------------------------
FLORIDA -- 4.3%
  Dade County School District (GO) (MBIA)
   6.500%, 02/15/06                                       1,630           1,672
  Florida Board of Education (GO) (ETM)
   9.125%, 06/01/14                                         135             182
  Florida Board of Education Capital Outlay
   (GO) Series D
   5.750%, 06/01/22                                       1,000           1,115
  Florida Department of Transportation,
   Right of Way Project (GO)
   6.000%, 07/01/07                                       1,000           1,064
  Gulf Breeze Capital Funding (RB) (MBIA)
   Series B (A)
   4.468%, 12/01/17                                       1,000           1,094
  Tampa Sports Authority, Stadium Project
   (RB) (MBIA)
   6.000%, 01/01/06                                       1,000           1,018
                                                                       --------
                                                                          6,145
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
GEORGIA -- 7.2%
  Atlanta Water & Waste Water Authority
   (RB) (FGIC) Series A
   5.500%, 11/01/13                                      $2,000        $  2,294
  Fulton County Development Authority,
   Georgia Tech Athletic Association
   (RB) (AMBAC)
   5.500%, 10/01/17                                       1,750           1,971
  Georgia Municipal Electric Authority
   (RB) (MBIA) Series X
   6.500%, 01/01/12                                       2,000           2,270
  Georgia State (GO) Series B
   6.650%, 03/01/09                                       1,000           1,130
  Georgia State (GO) Series C
   6.250%, 08/01/06                                       1,000           1,040
  Metropolitan Atlanta Rapid Transportation
   Authority Second Indenture Project
   (RB) (MBIA) Series A
   5.625%, 07/01/20                                       1,500           1,574
                                                                       --------
                                                                         10,279
-------------------------------------------------------------------------------
ILLINOIS -- 4.0%
  Chicago  (GO) (MBIA)
   5.500%, 01/01/14                                         260             289
  Chicago, Prerefunded 01/01/11 @ 101
   (GO) (MBIA)
   5.500%, 01/01/14                                         740             835
  Illinois Highway Toll Authority (RB) (FSA)
   Series A
   5.500%, 01/01/13                                       1,000           1,132
  Illinois Sales Tax Program (RB) Series Q
   6.000%, 06/15/12                                       1,000           1,144
  Illinois State (GO)
   5.500%, 02/01/16                                       1,000           1,117
  Lake County Community School District
   No. 50 (GO) (FGIC) Series A
   6.000%, 12/01/20                                       1,000           1,100
                                                                       --------
                                                                          5,617
-------------------------------------------------------------------------------
INDIANA -- 3.6%
  East Chicago Elementary School Building
   Corporation, First Mortgage (RB)
   6.250%, 01/05/16                                       1,750           2,033
  Fort Wayne South Side School Building
   Corporation, First Mortgage (RB) (FSA)
   4.750%, 07/15/11                                         500             519
  Hammond Multi-School Building Corporation,
   First Mortgage (RB) (ETM) Series B
   6.000%, 01/15/18                                       1,000           1,187
  Indianapolis Local Improvement Project
   (RB) (AMBAC) Series D
   5.375%, 02/01/17                                       1,250           1,352
                                                                       --------
                                                                          5,091
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
KENTUCKY -- 2.3%
  Kentucky Turnpike Authority, Economic
   Revitalization Projects (RB) (AMBAC)
   6.500%, 07/01/07                                      $3,000        $  3,219
-------------------------------------------------------------------------------
MASSACHUSETTS -- 5.6%
Lawrence (GO) (AMBAC)
 5.500%, 02/01/14                                         1,355           1,503
 5.500%, 02/01/17                                         1,765           1,947
Massachusetts (GO) (FGIC) Series A
 5.750%, 08/01/08                                         1,000           1,084
Massachusetts Bay Transportation Authority,
 General Transportation Systems Project (RB)
 Series A
 5.800%, 03/01/11                                         1,000           1,132
 5.750%, 03/01/18                                           655             672
Massachusetts Bay Transportation Authority,
 General Transportation Systems Project,
 Prerefunded 03/01/09 @ 101 (RB) (FGIC)
 Series A
 5.500%, 03/01/15                                         1,500           1,646
                                                                       --------
                                                                          7,984
-------------------------------------------------------------------------------
MICHIGAN -- 1.5%
  Michigan Municipal Bond Authority,
   Revolving Fund (RB)
   6.000%, 10/01/07                                       2,000           2,142
-------------------------------------------------------------------------------
MINNESOTA -- 0.7%
  Minnesota (GO)
   6.000%, 05/01/06                                       1,000           1,029
-------------------------------------------------------------------------------
MISSOURI -- 2.0%
  Missouri Environmental Improvement
   Authority, Revolving Fund Program (RB)
   Series A
   6.000%, 01/01/07                                       1,545           1,620
  Missouri Environmental Improvement
   Authority, Revolving Fund Program (RB)
   Series B
   5.500%, 07/01/16                                       1,000           1,171
                                                                       --------
                                                                          2,791
-------------------------------------------------------------------------------
NEVADA -- 3.9%
  Clark County School District (GO) (FSA)
   Series F
   5.500%, 06/15/17                                       1,000           1,132
  Clark County Transportation Authority (GO)
   Series B
   5.750%, 12/01/16                                       2,000           2,281
  Henderson (GO) (MBIA) Series A
   6.500%, 06/01/07                                       1,000           1,068
  Nevada (GO) Series A-1
   6.000%, 05/15/09                                       1,000           1,108
                                                                       --------
                                                                          5,589
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
NEW MEXICO -- 1.5%
  Albuquerque Joint Water & Sewer Systems
   Project (RB)
   6.000%, 07/01/05                                      $1,000        $  1,003
   6.000%, 07/01/07                                       1,000           1,062
                                                                       --------
                                                                          2,065
-------------------------------------------------------------------------------
NEW YORK -- 1.9%
  Buffalo Sewer Authority (RB) (FGIC) Series F
   6.000%, 07/01/13                                       1,300           1,534
  New York State Power Authority, Prerefunded
   01/01/10 @100
   7.000%, 01/01/18                                       1,000           1,169
                                                                       --------
                                                                          2,703
-------------------------------------------------------------------------------
NORTH CAROLINA -- 1.3%
  Charlotte Water and Sewer System (RB)
   5.500%, 06/01/14                                       1,675           1,873
-------------------------------------------------------------------------------
OHIO -- 16.1%
  Butler County Transportation Improvement
   (RB) (FSA) Series A
   6.000%, 04/01/10                                       1,000           1,099
   5.500%, 04/01/09                                       1,150           1,241
  Clermont County Water Works, Sewer District
   Project (RB) (AMBAC)
   5.250%, 08/01/15                                       1,830           2,049
  Cleveland Public Power Systems, First
   Mortgage (RB) (MBIA) Series 1
   6.000%, 11/15/10                                         995           1,130
  Cleveland Water Works, First Mortgage
   (RB) (MBIA) Series G
   5.500%, 01/01/09                                       1,000           1,085
  Delaware County Capital Facilities (GO)
   6.000%, 12/01/12                                         545             628
  Hamilton County (GO)
   5.200%, 12/01/14                                       1,545           1,645
  Hamilton County Hospital Facilities Authority,
   Children's Hospital Medical Center
   (RB) (MBIA) Series G
   5.375%, 05/15/13                                       1,100           1,187
  Lakota Local School District (GO) (FGIC)
   5.500%, 12/01/15                                       1,245           1,445
   5.500%, 12/01/16                                         500             585
  Massillon Parks & Recreation (GO) (AMBAC)
   5.500%, 12/01/18                                       1,405           1,577
  Miami University General Receipts
   (RB) (AMBAC)
   5.500%, 12/01/13                                       1,125           1,294
  Ohio Department of Administrative Services
   Office Project (COP) (AMBAC)
   5.000%, 12/15/12                                         710             755
  Ohio Housing Finance Agency, Single-Family
   Housing Mortgage, Prerefunded 01/15/13
   @ 81.88 (RB) (FGIC) (A)
   6.399%, 01/15/15                                       1,500             902

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio State Higher Education (GO) Series A
   5.375%, 08/01/18                                      $1,000        $  1,109
  Ohio State Higher Education (GO) Series B
   5.250%, 11/01/12                                       1,000           1,122
  Ohio Turnpike Commission Authority
   (RB) (FGIC) Series A
   5.500%, 02/15/17                                         500             582
   5.500%, 02/15/18                                       1,000           1,168
  Ohio Turnpike Commission Authority
   (RB) (FSA) Series B
   5.500%, 02/15/13                                       1,000           1,141
  Perrysburg Exempted Village School District
   (GO)
   5.350%, 12/01/25                                       1,000           1,078
                                                                       --------
                                                                         22,822
-------------------------------------------------------------------------------
OKLAHOMA -- 2.0%
  Grand River Dam Authority (RB) (AMBAC)
   6.250%, 06/01/11                                       2,500           2,906
-------------------------------------------------------------------------------
PENNSYLVANIA -- 4.7%
  Lackawanna County (GO) (FGIC) Series A
   4.800%, 01/01/13                                         500             523
  Pennsylvania Convention Center Authority
   (RB) (ETM) (FGIC) Series A
   6.000%, 09/01/19                                       1,000           1,211
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax, City of
   Philadelphia Funding Program (RB) (FGIC)
   5.250%, 06/15/12                                       1,000           1,078
  Pittsburgh School District, Prerefunded
   09/01/06 @100 (GO) (AMBAC) Series A
   5.500%, 09/01/12                                       3,050           3,151
  State Public School Building Authority,
   Montgomery County Community College
   Project (RB)
   4.600%, 05/01/12                                         160             173
  Westmoreland County Capital Appreciation
   (RB) (MBIA) Series A (A)
   5.041%, 08/15/23                                       1,345             589
                                                                       --------
                                                                          6,725
-------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.2%
  Charleston County Public Improvement (GO)
   6.000%, 09/01/09                                       1,000           1,118
  South Carolina Public Service Authority
   (RB) (FGIC) Series B
   5.875%, 01/01/23                                       2,000           2,075
                                                                       --------
                                                                          3,193
-------------------------------------------------------------------------------
TENNESSEE -- 2.7%
  Nashville & Davidson County Metropolitan
   Government (GO)
   6.000%, 12/01/10                                       1,500           1,712


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Shelby County (GO) Series B
   5.200%, 12/01/09                                      $2,000        $  2,090
                                                                       --------
                                                                          3,802
-------------------------------------------------------------------------------
TEXAS -- 9.7%
  Austin Water & Wastewater System
   (RB) (AMBAC) Series A
   5.500%, 11/15/14                                       1,000           1,151
  Comal Independent School District (GO)
   5.500%, 02/01/19                                         500             551
  Conroe Independent School District (GO)
   5.500%, 02/15/15                                         195             211
  Conroe Independent School District,
   Prerefunded 02/15/09 @ 100 (GO)
   5.500%, 02/15/05                                       2,305           2,507
  El Paso County Colonial Falcon School
   District #49 (GO) (FGIC)
   5.750%, 12/01/15                                       1,665           1,893
  Houston Water & Sewer System (RB) (FSA)
   Series A
   5.500%, 12/01/13                                         800             894
  Houston Water & Sewer System, Prerefunded
   12/01/11 @ 100 (RB) (FSA) Series A
   5.500%, 12/01/13                                         700             792
  Plano Independent School District (GO)
   6.000%, 02/15/06                                       1,000           1,022
  Robinson Independent School District (GO)
   5.750%, 08/15/12                                         575             635
  Texas State Water Financial Assistance (GO)
   5.500%, 08/01/17                                       1,125           1,247
  United Independent School District (GO)
   5.375%, 08/15/16                                       1,585           1,794
  Williamson County (GO) (FSA)
   5.500%, 02/15/16                                       1,000           1,134
                                                                       --------
                                                                         13,831
-------------------------------------------------------------------------------
UTAH -- 2.4%
  Intermountain Power Agency (RB) (FSA)
   Series E
   6.250%, 07/01/09                                       2,000           2,236
  Murray City Utah Electric (RB)
   5.750%, 06/01/21                                       1,000           1,122
                                                                       --------
                                                                          3,358
-------------------------------------------------------------------------------
VERMONT -- 4.0%
  Burlington Electric (RB) (MBIA)
   6.000%, 07/01/07                                       1,355           1,439
  Vermont Educational & Health Buildings
   Financing Authority, Middlebury College
   Project (RB)
   5.500%, 11/01/16                                       2,000           2,108
  Vermont Municipal Bond Bank (RB) (AMBAC)
   Series 2
   5.500%, 12/01/10                                       2,000           2,065
                                                                       --------
                                                                          5,612
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
WASHINGTON -- 2.7%
  Seattle Municipal Light & Power (RB)
   5.625%, 12/01/18                                      $3,500        $  3,854
-------------------------------------------------------------------------------
WISCONSIN -- 2.3%
  Fond du Lac School District (GO)
   5.750%, 04/01/17                                       1,000           1,119
  Milwaukee (GO)
   6.000%, 02/01/07                                       2,000           2,100
                                                                       --------
                                                                          3,219
-------------------------------------------------------------------------------
PUERTO RICO -- 2.0%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                         400             449
  Puerto Rico Electric Power Authority
   (RB) (MBIA) Series W
   6.500%, 07/01/05                                       1,250           1,253
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                                       1,000           1,068
                                                                       --------
                                                                          2,770
-------------------------------------------------------------------------------

Total Municipal Bonds (Cost $131,573)                                   139,034
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 1.0%
  Allegiant Tax-Exempt Money Market Fund,
   Class I+                                           1,408,956           1,409
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $1,409)                          1,409
-------------------------------------------------------------------------------

Total Investments -- 98.9% (Cost $ 132,982)*                            140,443
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.1%
  Dividends Payable
   Class I                                                             $   (428)
   Class A                                                                  (11)
   Class B                                                                   (1)
  Investment Advisory Fees Payable                                          (51)
  12b-1 Fees Payable
   Class I                                                                   (4)
   Class A                                                                   (1)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                       (2)
  Trustee Fees Payable                                                       (7)
  Payable For Shares of Beneficial Interest Purchased                      (589)
  Other                                                                   2,660
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                          1,557
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $142,000
-------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                        $134,944
Distributions in excess of net investment income                           (414)
Undistributed net realized gain on investments                                9
Net unrealized appreciation on investments                                7,461
-------------------------------------------------------------------------------
Total Net Assets                                                       $142,000
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($131,473,948 / 12,898,488 outstanding shares of
  beneficial interest)                                                   $10.19
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($9,944,839 / 972,626 outstanding shares of beneficial interest)       $10.22
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.22 / 97.00%)            $10.54
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($540,220 / 53,030 outstanding shares of beneficial interest)          $10.19
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($40,942 / 4,019 outstanding shares of beneficial interest)            $10.19
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $132,686.
     GROSS UNREALIZED APPRECIATION (000)                    $7,858
     GROSS UNREALIZED DEPRECIATION (000)                      (101)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $7,757
                                                            ======

+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
(A) ZERO COUPON BOND -- THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.8%
MICHIGAN -- 94.5%
  Anchor Bay School District (GO) (FGIC)
   Series II
   6.125%, 05/01/11                                      $  350        $    404
  Byron Center Public School (GO) (MBIA)
   8.250%, 05/01/08                                       1,380           1,580
   8.250%, 05/01/09                                       1,380           1,640
  Central Michigan University (RB) (FGIC)
   5.000%, 10/01/18                                       1,000           1,042
  Chippewa Valley School District (GO)
   5.500%, 05/01/16                                       1,000           1,138
  Detroit Distributable State Aid (GO) (AMBAC)
   5.250%, 05/01/08                                       2,000           2,130
  Detroit Downtown Development
   (GO) (AMBAC) Series A
   6.250%, 07/15/11                                       1,600           1,859
  Detroit School District (GO) (FGIC) Series B
   5.000%, 05/01/17                                       1,000           1,056
  Detroit Sewer Disposal System (RB) (MBIA)
   Series A
   6.000%, 07/01/07                                         500             532
  Detroit Sewer Disposal System (RB) (MBIA)
   Series B
   6.000%, 07/01/09                                       1,000           1,111
   6.000%, 07/01/10                                       1,380           1,559
  Detroit Water Supply System (RB) (FGIC)
   6.500%, 07/01/15                                       1,000           1,235
  Detroit Water Supply System (RB) (MBIA)
   Series A
   6.000%, 07/01/13                                       1,000           1,175
  Detroit Water Supply System (RB) (MBIA)
   Series B
   5.550%, 07/01/12                                       2,000           2,274
  East Lansing Michigan Schools (GO) (MBIA)
   Series B
   5.000%, 05/01/20                                       1,750           1,904
  Ecorse Public School District (GO) (FGIC)
   6.500%, 05/01/07                                       1,350           1,440
  Forest Hills Public Schools (GO)
   5.000%, 05/01/12                                       1,000           1,099
  Fraser Michigan Public School District
   (GO) (FSA)
   5.000%, 05/01/17                                       1,000           1,098
  Goodrich Area School District (GO) (FSA)
   Series A
   5.750%, 05/01/12                                       1,020           1,173
  Grand Haven Area Public Schools
   (GO) (MBIA)
   7.000%, 05/01/07                                       1,235           1,329
  Grand Ledge Public School District
   (GO) (MBIA)
   5.450%, 05/01/11                                       1,250           1,400
  Grand Rapids Building Authority (RB)
   5.000%, 04/01/15                                       1,570           1,745


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Grand Rapids Sanitation & Sewer Systems
   (RB) (FGIC) Series A
   5.375%, 01/01/16                                      $1,535        $  1,763
  Grand Valley Michigan State University
   (RB) (FGIC)
   5.750%, 12/01/14                                       1,405           1,590
  Greater Detroit Resource Recovery Authority
   (RB) (AMBAC) Series B
   6.250%, 12/13/08                                       1,500           1,662
  Hartland School District, Prerefunded 05/01/10
   @ 100 (GO) (FGIC)
   6.000%, 05/01/12                                       1,325           1,501
  Holt Public Schools (GO) (FGIC) Series A
   5.625%, 05/01/15                                       1,275           1,422
  Jenison Public Schools (GO) (FGIC)
   5.250%, 05/01/12                                       1,000           1,119
  Kalamazoo Hospital Finance Authority, Borgess
   Medical Center (RB) (ETM) (FGIC) Series A
   6.125%, 07/01/07                                       1,520           1,525
  Kalamazoo Public Library (GO) (MBIA)
   5.200%, 05/01/11                                       1,000           1,107
  Kent County Hospital Finance Authority,
   Butterworth Hospital Project (RB) Series A
   7.250%, 01/15/13                                       5,000           5,792
  Lansing (GO)
   6.000%, 01/01/07                                       1,335           1,398
  Michigan State Building Facilities Authority,
   Prefunded 10/15/07 @ 101 (RB) Series II
   5.000%, 10/15/14                                       1,000           1,057
  Michigan State Environmental Protection
   Program (GO)
   6.250%, 11/01/12                                       3,250           3,742
  Michigan State Hospital Finance Authority
   (RB) (ETM) (MBIA)
   5.375%, 08/15/14                                         285             304
  Michigan State Hospital Finance Authority,
   Genesys Health Systems, Prerefunded
   10/01/05 @ 102 (RB) Series A
   8.100%, 10/01/13                                       3,500           3,632
  Michigan State Hospital Finance Authority,
   Harper-Grace Hospitals (RB) (ETM)
   7.125%, 05/01/09                                         555             605
  Michigan State Hospital Finance Authority,
   Henry Ford Health System (RB) (AMBAC)
   6.000%, 09/01/11                                         500             573
   6.000%, 09/01/12                                       2,000           2,316
  Michigan State South Central Power Agency
   System (RB) (MBIA)
   5.800%, 11/01/05                                       1,940           1,964
  Michigan State South Central Power Agency
   System, Prerefunded 11/01/05 (RB) (MBIA)
   5.800%, 11/01/05                                          60              61
  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (FGIC)
   6.950%, 05/01/11                                       2,000           2,389

--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
  Michigan State Strategic Fund Limited
   Obligation, Detroit Edison Project
   (RB) (MBIA)
   7.000%, 07/15/08                                      $3,000        $  3,350
  Michigan State Strategic Fund Limited
   Obligation, Ford Motor Project (RB)
   Series A
   7.100%, 02/01/06                                       5,000           5,090
  Michigan State Trunk Line (RB) (MBIA)
   Series A
   5.250%, 11/01/15                                       2,000           2,286
  Mona Shores School District (GO) (FGIC)
   6.750%, 05/01/09                                       2,075           2,353
  Oakland County Economic Development
   Authority, Cranbrook Community Project (RB)
   5.000%, 11/01/17                                       5,000           5,260
  Paw Paw Public School District (GO) (FGIC)
   6.500%, 05/01/09                                       1,000           1,125
  Southgate Community School District
   (GO) (FGIC)
   5.750%, 05/01/11                                       1,665           1,834
  Tecumseh Public Schools (GO)
   5.450%, 05/01/18                                       1,165           1,290
  University of Michigan, Student Fee (RB)
   Series A
   6.000%, 04/01/06                                       1,315           1,349
  Wayne County Building Authority, Capital
   Improvements (GO) (MBIA) Series A
   6.000%, 06/01/07                                       2,000           2,101
  Western School District (GO) (MBIA)
   5.900%, 05/01/10                                       1,680           1,892
  Wyandotte Electric Authority (RB) (MBIA)
   6.250%, 10/01/08                                       2,470           2,604
  Ypsilanti School District (GO) (FGIC)
   6.500%, 05/01/06                                       1,175           1,214
                                                                       --------
                                                                         97,193
-------------------------------------------------------------------------------
PUERTO RICO -- 4.3%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                       1,000           1,122
   6.250%, 07/01/10                                       2,000           2,289
  Commonwealth of Puerto Rico, Public
   Buildings Authority (RB) (FSA) Series L
   5.500%, 07/01/07                                       1,000           1,054
                                                                       --------
                                                                          4,465
-------------------------------------------------------------------------------

Total Municipal Bonds (Cost $93,966)                                    101,658
-------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 1.0%
  Fidelity Michigan Municipal Money
   Market Fund                                           617,883            618
  JPMorgan Michigan Municipal Money
   Market Fund                                           400,000            400
-------------------------------------------------------------------------------

Total Money Market Funds (Cost $1,018)                                    1,018
-------------------------------------------------------------------------------

Total Investments -- 99.8% (Cost $ 94,984)*                             102,676
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.2%
  Dividends Payable
   Class I                                                             $   (297)
   Class A                                                                  (14)
   Class B                                                                   (2)
  Investment Advisory Fees Payable                                          (37)
  12b-1 Fees Payable
   Class I                                                                   (3)
   Class A                                                                   (1)
  Administration Fees Payable                                                (6)
  Custody Fees Payable                                                       (2)
  Trustee Fees Payable                                                       (6)
  Payable For Shares of Beneficial Interest Purchased                      (864)
  Other                                                                   1,417
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                            185
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $102,861
-------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                        $ 95,003
Undistributed net investment income                                           5
Undistributed net realized gain on investments                              161
Net unrealized appreciation on investments                                7,692

-------------------------------------------------------------------------------
Total Net Assets                                                       $102,861
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($88,583,168 / 8,203,187 outstanding shares of
  beneficial interest)                                                   $10.80
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,644,232 / 1,171,681 outstanding shares of
  beneficial interest)                                                   $10.79
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.79 / 97.00%)            $11.12
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($1,332,141 / 123,259 outstanding shares of
  beneficial interest)                                                   $10.81
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($301,074 / 27,838 outstanding shares of beneficial interest)          $10.82
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $94,984.
     GROSS UNREALIZED APPRECIATION (000)                   $7,692
     GROSS UNREALIZED DEPRECIATION (000)                       --
                                                           ------
     NET UNREALIZED APPRECIATION (000)                     $7,692
                                                           ======

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.1%
OHIO -- 95.3%
  Akron (GO)
   6.000%, 12/01/12                                      $1,000        $  1,159
  Akron Economic Development (RB) (MBIA)
   6.000%, 12/01/12                                         935           1,094
   5.750%, 12/01/09                                       1,680           1,824
  Akron Sewer System (RB) (MBIA)
   5.650%, 12/01/08                                         560             588
  Ashland City School District, Elementary
   Schools Facilities Project (COP) (AMBAC)
   5.100%, 12/01/09                                         245             266
   5.000%, 12/01/08                                         250             267
   4.950%, 12/01/07                                         345             362
  Avon Local School District (GO) (AMBAC)
   5.800%, 12/01/12                                       1,000           1,053
  Beavercreek Local School District (GO) (FGIC)
   5.250%, 12/01/07                                       1,130           1,180
  Belle Fontaine City School District
   (GO) (MBIA)
   5.750%, 12/01/18                                         505             566
  Bowling Green State University (RB) (FGIC)
   5.750%, 06/01/12                                       1,000           1,132
   5.750%, 06/01/14                                       1,040           1,177
  Brecksville-Broadview Heights City School
   District (GO) (FGIC)
   6.500%, 12/01/16                                       1,750           1,875
  Centerville Capital Facilities (GO) (MBIA)
   5.650%, 12/01/18                                          45              46
  Centerville Capital Facilities, Prerefunded
   12/01/05 @101 (GO) (MBIA)
   5.650%, 12/01/05                                         455             466
  Centerville City School District (GO) (FGIC)
   5.500%, 12/01/07                                         500             524
  Chesapeake-Union Exempted Village School
   District (GO) (AMBAC)
   6.250%, 12/01/22                                       1,000           1,148
  Cincinnati City School District (GO) (MBIA)
   5.375%, 12/01/16                                       1,000           1,107
  Cincinnati Water System (RB)
   5.500%, 12/01/10                                       2,000           2,237
  Clermont County Water Works, Sewer District
   Project (RB) (AMBAC)
   5.250%, 08/01/15                                       1,000           1,119
  Cleveland Waterworks, Refunding &
   Improvement Project (RB) (MBIA) Series H
   6.000%, 01/01/06                                       2,000           2,037
  Clevelend Waterworks, Refunding &
   Improvement Project (RB) (MBIA) Series H
   5.625%, 01/01/13                                          35              36
  Clevelend Waterworks, Refunding &
   Improvement Project, Prerefunded 01/01/06
   @ 102 (RB) (MBIA) Series H
   5.625%, 01/01/13                                       1,965           2,036
  Columbus (GO) Series 2
   5.000%, 06/15/16                                       1,000           1,069


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Copley Fairlawn City School District
   (GO) (TAN)
   4.150%, 12/01/05                                      $  675        $    679
  Cuyahoga County (GO)
   5.650%, 05/15/18                                         600             710
  Cuyahoga County Economic Development
   Authority (RB) (LOC - Key Bank)
   2.750%, 12/01/29                                       1,000             999
  Cuyahoga County Economic Development
   Authority, University School Project (RB)
   Series B (B)
   5.300%, 12/01/29                                       2,500           2,671
  Cuyahoga County Hospital Facilities Authority,
   University Hospital Systems Health Project
   (RB) (MBIA) Series A
   5.250%, 01/15/08                                       2,000           2,067
  Delaware County (GO)
   6.000%, 12/01/13                                         575             663
  Erie County Garbage & Refuse Landfill
   Improvement (GO)
   5.500%, 12/01/20                                       1,305           1,487
  Fairfield City School District Improvement
   (GO) (FGIC)
   5.500%, 12/01/15                                       1,000           1,119
  Field Local School District (GO) (RAN)
   2.900%, 06/23/05                                         700             700
  Forest Hills Local School District (GO) (MBIA)
   6.000%, 12/01/08                                       1,210           1,330
   6.000%, 12/01/09                                         830             929
  Franklin County Hospital Facilities Authority,
   Children's Hospital Project (RB) Series A
   6.000%, 11/01/06                                       1,035           1,075
  Greater Cleveland Regional Transportation
   Authority (GO) (MBIA) Series A
   5.000%, 12/01/18                                         570             608
   5.000%, 12/01/19                                         495             527
  Greene County Sewer System Limited Tax
   Authority (GO)
   2.000%, 12/01/05                                       1,000             994
  Groveport-Madison Local School District (GO)
   2.200%, 12/01/06                                       1,008             984
  Hamilton City School District (GO) Series A
   6.150%, 12/01/13                                       1,000           1,193
  Hamilton County Water System, West Phase
   Project (GO)
   5.500%, 12/01/07                                         240             248
  Indian Hill Exempted Village School District
   (GO)
   5.500%, 12/01/16                                       1,300           1,453
  Lakota Local School District (GO) (AMBAC)
   5.700%, 12/01/05                                         250             254
  Lakota Local School District (GO) (FGIC)
   5.500%, 12/01/16                                         880           1,030
   5.000%, 12/01/12                                       1,000           1,072
  Lebanon City School District (GO) (FSA)
   5.500%, 12/01/16                                       2,000           2,237

--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Licking County Joint Vocational School
   District (GO)
   5.375%, 12/01/17                                      $1,670        $  1,870
  Lima City School District (GO) (AMBAC)
   5.500%, 12/01/22                                       1,000           1,115
  Mad River Local School District (GO) (FGIC)
   5.750%, 12/01/14                                       1,060           1,247
   5.750%, 12/01/19                                       1,020           1,162
  Mansfield City School District (GO)
   6.250%, 12/01/07                                       1,000           1,080
   6.250%, 12/01/09                                       1,000           1,131
  Mason City School District (GO) (FGIC)
   5.200%, 12/01/08                                         865             876
  Mentor (GO)
   5.250%, 12/01/17                                       1,000           1,050
  Miami University General Receipts
   (RB) (AMBAC)
   5.500%, 12/01/13                                       1,000           1,150
  Middleberg Heights Hospital Authority,
   Southwest General Health Care Center
   Project (RB) (FSA)
   6.750%, 08/15/06                                       1,400           1,460
  Middletown (GO) (FGIC)
   5.750%, 12/01/12                                         650             722
   5.750%, 12/01/13                                         640             717
  Montgomery County (GO)
   5.500%, 12/01/20                                       1,515           1,682
   5.375%, 12/01/16                                       1,250           1,390
  Montgomery County Solid Waste Authority
   (RB) (MBIA)
   5.350%, 11/01/10                                         900             927
   5.300%, 11/01/07                                       1,000           1,030
   5.125%, 11/01/08                                         500             514
  Montgomery County Water Authority, Greater
   Moraine, Beavercreek Project (RB) (AMBAC)
   5.250%, 11/15/06                                         500             517
  Napoleon City School District (GO) (AMBAC)
   5.375%, 12/01/18                                       1,000           1,047
  North Canton City School District
   (GO) (AMBAC)
   5.750%, 12/01/06                                         250             256
  North Royalton City School District
   (GO) (MBIA)
   6.625%, 12/01/06                                       1,885           1,989
  Oak Hills Local School District (GO) (MBIA)
   5.650%, 12/01/07                                         350             373
  Ohio Building Authority, Adult Correctional
   Building Fund (RB) (AMBAC) Series A
   6.000%, 04/01/06                                       1,930           1,981
  Ohio Building Authority, Adult Correctional
   Building Fund, Prerefunded 04/01/07 @ 101
   (RB) (AMBAC) Series A
   5.500%, 04/01/14                                       1,500           1,585


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Ohio Building Authority, Arts Facility Project
   (RB) Series A
   5.500%, 04/01/16                                      $1,000        $  1,107
  Ohio Capital Corporation for Housing,
   Housing & Urban Development (RB) (FHA)
   Series D
   5.350%, 02/01/09                                         650             682
  Ohio Common School Capital Facility (GO)
   Series B
   5.500%, 09/15/13                                       2,640           3,027
  Ohio Conservation Projects (GO) Series A
   5.250%, 09/01/16                                       2,100           2,307
  Ohio Department of Administrative Services
   Office Project (COP) (AMBAC)
   5.000%, 12/15/12                                         500             532
  Ohio Housing Finance Agency, Single-Family
   Housing Mortgage (RB) Series A
   6.375%, 04/01/17                                          10              10
  Ohio Housing Finance Agency, Single-Family
   Housing Mortgage, Prerefunded 01/15/13
   @ 81.88 (RB) (FGIC) (C)
   5.529%, 01/15/15                                         420             253
  Ohio Infrastructure Improvement, Prerefunded
   02/01/10 @ 101 (GO) Series A
   5.750%, 02/01/12                                       1,000           1,122
  Ohio State Higher Education Facility Authority,
   University of Dayton (RB) (AMBAC)
   5.500%, 12/01/11                                       2,500           2,782
  Ohio State Higher Educational Capital Facility,
   Prerefunded 05/01/10 @ 100 (GO) Series B
   5.750%, 05/01/11                                       2,820           3,155
  Ohio State Higher Educational Facility
   Commission, Case Western University
   Project (RB) Series C
   5.000%, 10/01/10                                         905             956
  Ohio State Higher Educational Facility
   Commission, Oberlin College Project (RB)
   5.250%, 10/01/14                                       1,045           1,190
  Ohio State Higher Educational Facility
   Commission, Wittenberg University Project
   (RB)
   5.500%, 12/01/18                                       1,870           2,032
  Ohio State Higher Educational Facility
   Commission, Xavier University (RB) (MBIA)
   5.300%, 05/15/17                                       2,000           2,118
  Ohio State Higher Educational Facility, Kenyon
   College Project (RB) (A) (B)
   5.050%, 07/01/37                                       1,500           1,629
  Ohio State University General Receipts (RB)
   Series A
   5.750%, 12/01/13                                         615             687
  Ohio State, Prerefunded 08/01/05 @ 102 (GO)
   6.200%, 08/01/12                                         860             882
  Ohio Turnpike Commission Authority
   (RB) (FGIC) Series A
   5.500%, 02/15/17                                       1,500           1,747

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Ohio Turnpike Commission Authority,
   Prerefunded 02/15/06 @ 102 (RB) (FSA)
   Series A
   6.000%, 02/15/07                                      $2,600        $  2,709
  Ohio Water & Pollution Control Development
   Authority, Water Quality Loan Funding
   Project (RB) (MBIA)
   5.000%, 12/01/14                                       1,700           1,802
  Ohio Water Development Authority
   (RB) (AMBAC)
   6.000%, 12/01/06                                       1,075           1,124
  Ohio Water Development Authority, Fresh
   Water Project (RB) (ETM) (AMBAC)
   5.600%, 06/01/07                                       1,500           1,551
  Ohio Water Development Authority, Fresh
   Water Project (RB) (FSA) Series B
   5.500%, 12/01/20                                       1,835           2,169
  Ohio Water Development Authority, Pure
   Water Project (RB) (ETM) (AMBAC) Series I
   7.250%, 12/01/08                                         270             289
  Ohio Water Development Authority, Pure
   Water Project (RB) (MBIA)
   5.750%, 12/01/05                                          95              95
  Ohio Water Development Authority, Safe
   Water Project (RB) (AMBAC)
   6.000%, 06/01/07                                       1,715           1,819
  Olentangy Local School District (GO) (FSA)
   5.500%, 12/01/19                                       1,245           1,388
  Ottawa County (GO) (MBIA)
   5.400%, 09/01/11                                         500             544
  Parma City School District (GO)
   5.550%, 12/01/05                                         290             293
   5.550%, 12/01/06                                         305             314
  Perrysburg Exempted Village School District
   (GO) (FSA) Series B
   5.750%, 12/01/12                                       1,225           1,418
  Portage County Hospital Facility Authority,
   Robinson Memorial Hospital Project
   (RB) (MBIA)
   5.800%, 11/15/15                                         500             516
   5.625%, 11/15/07                                       1,000           1,023
  Richland County (GO) (AMBAC)
   5.200%, 12/01/08                                         515             531
  Sharonville (GO) (FGIC)
   5.250%, 06/01/13                                       1,000           1,129
  Southwest Licking Local School District
   (GO) (FGIC)
   5.750%, 12/01/15                                         550             650
   5.750%, 12/01/16                                         400             477
  Springboro Sewerage System (RB) (MBIA)
   5.700%, 06/01/18                                       1,260           1,338
  Stow City School District (GO)
   9.125%, 12/01/06                                         580             631
  Strongsville City School District (GO)
   5.900%, 12/01/15                                         175             186


--------------------------------------------------------------------------------
                                                          PAR           VALUE
                                                         (000)          (000)
--------------------------------------------------------------------------------
  Strongsville City School District (GO) (MBIA)
   5.200%, 12/01/09                                      $  670        $    729
   5.150%, 12/01/08                                       1,000           1,073
  Strongsville, Prerefunded 12/01/06 @ 102 (GO)
   5.900%, 12/01/15                                       1,400           1,490
  Summit County (GO) (FGIC)
   6.000%, 12/01/09                                         790             882
  Summit County, Prerefunded 12/01/10 @ 101
   (GO) (FGIC)
   6.250%, 12/01/11                                       1,235           1,439
  Teays Valley Local School District, Facilities
   Construction & Improvement (GO) (FGIC)
   5.375%, 12/01/20                                       1,000           1,087
  University of Akron General Receipts
   (RB) (AMBAC)
   6.000%, 01/01/07                                         800             838
  University of Cincinnati General Receipts (RB)
   Series T
   5.500%, 06/01/11                                       1,110           1,242
  Upper Arlington City School District
   (GO)(FSA)
   5.000%, 12/01/15                                       2,000           2,234
  Valley View Village Street Improvement
   (GO) (AMBAC)
   5.550%, 12/01/20                                         450             497
  Vandalia (GO)
   5.350%, 12/01/09                                         505             528
  Warrensville Height City School District
   (GO) (FGIC)
   5.625%, 12/01/20                                       1,400           1,564
  Washington County Hospital Facility
   Authority, Marietta Area Health Care Project
   (RB) (FSA)
   5.375%, 09/01/18                                       1,500           1,614
  West Chester Township (GO) (AMBAC)
   5.750%, 12/01/15                                       2,145           2,537
  West Clermont Local School District,
   Prerefunded 12/01/05 @ 100 (GO)
   (AMBAC)
   5.650%, 12/01/08                                       1,030           1,066
  West Geauga Local School District
   (GO) (AMBAC)
   8.250%, 11/01/12                                         710             931
  Westerville (GO)
   5.250%, 12/01/12                                       1,205           1,321
  Westlake City School District (GO) Series A
   6.200%, 12/01/06                                       1,635           1,715
  Wyoming City School District (GO) (FGIC)
   Series B
   5.750%, 12/01/13                                         135             158
   5.750%, 12/01/14                                         690             811
   5.750%, 12/01/15                                         740             875
   5.750%, 12/01/16                                         800             955
   5.750%, 12/01/17                                         400             479
                                                                       --------
                                                                        150,547
-------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------
                                                      PAR (000)/        VALUE
                                                   NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PUERTO RICO -- 1.8%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                      $1,600        $  1,796
  University of Puerto Rico (RB) (MBIA)
   Series N
   6.250%, 06/01/07                                       1,000           1,068
                                                                       --------
                                                                          2,864
-------------------------------------------------------------------------------

Total Municipal Bonds (Cost $146,246)                                   153,411
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 1.1%
  Allegiant Ohio Municipal Money
   Market Fund, Class I+                              1,743,001           1,743
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $1,743)                          1,743
-------------------------------------------------------------------------------

Total Investments -- 98.2% (Cost $147,989)*                             155,154
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.8%
  Dividends Payable
   Class I                                                                 (452)
   Class A                                                                   (6)
   Class C                                                                   (1)
  Investment Advisory Fees Payable                                          (55)
  12b-1 Fees Payable
   Class I                                                                   (5)
   Class A                                                                   (1)
  Administration Fees Payable                                                (9)
  Custody Fees Payable                                                       (2)
  Trustee Fees Payable                                                       (7)
  Other                                                                   3,442
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                          2,904
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $158,058
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                        $152,308
Distributions in excess of net investment income                            (11)
Accumulated net realized loss on investments                             (1,404)
Net unrealized appreciation on investments                                7,165
-------------------------------------------------------------------------------

Total Net Assets                                                       $158,058
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($144,333,906 / 12,844,956 outstanding shares of
  beneficial interest)                                                   $11.24
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($12,098,192 / 1,080,371 outstanding shares of
  beneficial interest)                                                   $11.20
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($11.20 / 97.00%)            $11.55
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class B
  ($973,869 / 87,142 outstanding shares of beneficial interest)          $11.18
-------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share -- Class C
  ($651,542 / 58,262 outstanding shares of beneficial interest)          $11.18
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $148,000.
     GROSS UNREALIZED APPRECIATION (000)                    $7,321
     GROSS UNREALIZED DEPRECIATION (000)                      (167)
                                                            ------
     NET UNREALIZED APPRECIATION (000)                      $7,154
                                                            ======

+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS
(A) FLOATING RATE SECURITY -- THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005, AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PUT & DEMAND FEATURE -- THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT
    THE NEXT RESET OR PUT DATE.
(C) ZERO COUPON BOND -- THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
LOC -- LETTER OF CREDIT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
TAN -- TAX ANTICIPATION NOTE

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                           PAR           VALUE
                                                          (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.1%
PENNSYLVANIA -- 91.3%
  Allegheny County Higher Education Authority,
   Duquesne University Project (RB) (AMBAC)
   6.500%, 03/01/10                                      $  380         $   435
  Allegheny County Higher Education Authority,
   Duquesne University Project (RB) (AMBAC)
   Series A
   5.000%, 04/01/19                                         500             530
  Allegheny County Port Authority (RB) (FGIC)
   5.500%, 03/01/13                                         500             558
  Allegheny County Port Authority, Prerefunded
   03/01/09 @ 101 (RB) (MBIA)
   6.250%, 03/01/17                                         685             770
  Allegheny County Sewer Sanitation Authority
   (RB) (MBIA)
   5.750%, 12/01/09                                         225             250
  Allegheny Valley School District (GO) (MBIA)
   Series A
   5.000%, 11/01/19                                       1,500           1,635
  Blair County (GO) (AMBAC) Series A
   5.000%, 08/01/12                                         500             552
  Blair County (GO) Series A
   5.375%, 08/01/13                                         270             307
  Blair County Hospital Authority, Altoona
   Hospital Project (RB) (AMBAC)
   5.250%, 07/01/09                                         500             537
  Bradford County School District (GO) (FGIC)
   5.250%, 10/01/07                                       1,000           1,008
  Bucks County (GO)
   5.250%, 12/01/17                                       1,200           1,259
  Bucks County Community College Authority,
   College Building (RB)
   5.300%, 06/15/10                                         100             104
  Chester County (GO)
   5.100%, 06/15/18                                       1,000           1,063
  Danville Area School District (GO) (FGIC)
   5.000%, 05/15/11                                         545             598
  Delaware County (GO)
   5.125%, 10/01/14                                         275             295
   5.125%, 11/15/16                                         425             447
  Delaware River Port Authority, Pennsylvania &
   New Jersey Bridges Project (RB) (ETM)
   6.000%, 01/15/10                                         340             367
  Delaware River Port Authority, Pennsylvania &
   New Jersey Bridges Project (RB) (FSA)
   5.500%, 01/01/10                                         500             553
  Delaware Valley Regional Finance Authority
   (RB) (AMBAC) Series A
   5.900%, 04/15/16                                       1,000           1,026
  Fairview School District (GO) (FGIC)
   6.000%, 02/15/07                                         605             636
  Garnet Valley School District (GO) (FGIC)
   5.375%, 04/01/13                                         500             561
  Gettysburg College Municipal Authority
   (RB) (MBIA)
   5.375%, 08/15/13                                       1,000           1,136


--------------------------------------------------------------------------------
                                                           PAR           VALUE
                                                          (000)          (000)
--------------------------------------------------------------------------------
  Indiana County Industrial Development
   Authority, New York State Electric & Gas
   (RB) (MBIA) Series A
   6.000%, 06/01/06                                      $1,000         $ 1,030
  Montgomery County Higher Education &
   Health Authority, Foulkeways at Gwynedd
   Project (RB)
   6.000%, 11/15/07                                         105             106
   5.900%, 11/15/06                                         190             192
  Moon Area School District (GO) (FGIC)
   Series A (A)
   5.202%, 11/15/11                                       1,520           1,195
  North Huntingdon Township (RB) (AMBAC)
   5.500%, 04/01/15                                       1,025           1,137
  North Wales Water Authority (RB) (FGIC)
   5.000%, 11/01/13                                         400             417
  Northampton County (GO)
   5.125%, 08/15/17                                         735             783
  Northampton County, General Purpose
   Authority (GO)
   5.250%, 10/01/15                                       1,000           1,142
  Oxford Area School District (GO) (FGIC)
   Series A
   5.500%, 02/15/13                                         690             778
  Parkland School District (GO) (FGIC)
   5.375%, 09/01/14                                       1,000           1,147
  Pennsylvania Convention Center Authority
   (RB) (ETM) (FGIC) Series A
   6.000%, 09/01/19                                       2,000           2,423
  Pennsylvania State (GO) Second Series
   5.000%, 08/01/15                                       1,000           1,071
  Pennsylvania State Higher Educational Facilities
   Authority, La Salle University Project
   (RB) (MBIA)
   5.625%, 05/01/17                                         500             517
  Pennsylvania State Higher Educational Facilities
   Authority, University of Pennsylvania Project
   (RB) Series A
   5.550%, 09/01/09                                       1,300           1,309
  Pennsylvania State Housing Finance Agency,
   Residential Development Section 8 Project
   (RB)
   2.950%, 07/01/05                                       1,000           1,000
  Pennsylvania State Industrial Development
   Authority, Economic Development Project
   (RB) (AMBAC)
   5.800%, 07/01/09                                         700             774
  Pennsylvania State Intergovernmental
   Cooperative Authority, Special Tax, City of
   Philadelphia Funding Program (RB) (FGIC)
   5.250%, 06/15/12                                         500             539
   5.250%, 06/15/14                                       1,100           1,182
   5.250%, 06/15/17                                         500             535
  Pennsylvania State University (GO)
   5.000%, 03/01/13                                       1,000           1,107

--------------------------------------------------------------------------------
                                                           PAR           VALUE
                                                          (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State University (RB)
   5.250%, 08/15/11                                      $  475         $   529
   5.250%, 08/15/13                                       1,000           1,130
  Pennsylvania State University (RB) Series A
   4.900%, 08/15/10                                         200             212
  Perkiomen Valley School District (GO) (FSA)
   5.000%, 02/01/17                                         100             104
  Philadelphia Hospital Authority, Graduate
   Hospital Project (RB) (ETM)
   7.000%, 07/01/10                                         235             257
  Philadelphia Hospital Authority, Thomas
   Jefferson University Hospital Project
   (RB) (ETM)
   7.000%, 07/01/08                                         130             138
  Philadelphia Parking Authority (RB) (AMBAC)
   5.125%, 02/01/09                                         250             268
  Philadelphia Redevelopment Authority,
   Neighborhood Tranformation Project
   (RB) (FGIC) Series A
   5.000%, 04/15/09                                         320             343
  Philadelphia Water & Waste Water Authority
   (RB) (MBIA)
   6.250%, 08/01/08                                         500             549
   6.250%, 08/01/11                                         200             233
   5.500%, 06/15/07                                       1,500           1,578
  Pittsburgh & Allegheny County Public
   Auditorium, Regional Asset District Sales Tax
   (RB) (AMBAC)
   5.250%, 02/01/14                                         500             542
  Pittsburgh Area School District (GO) (FSA)
   Series A
   5.250%, 09/01/12                                       2,000           2,241
  Pittsburgh Public Parking Authority
   (RB) (AMBAC)
   6.000%, 12/01/09                                         945           1,061
  Pittsburgh Water & Sewer Authority
   (RB) (AMBAC)
   5.000%, 12/01/14                                         185             202
  Pittsburgh Water & Sewer Authority
   (RB) (FGIC) Series A
   5.000%, 09/01/18                                         570             596
  Scranton-Lackawanna Health & Welfare
   Authority (RB) (ETM)
   6.625%, 07/01/09                                         275             293
  Southeastern Transportation Authority
   (RB) (FGIC) Series A
   5.250%, 03/01/17                                       1,070           1,145
  State Public School Building Authority,
   Delaware County Community College Project
   (RB) (MBIA)
   5.750%, 10/01/16                                         150             169
  Washington County Lease Authority, Special
   Sub-Series (RB) (ETM)
   7.875%, 12/15/18                                       1,000           1,402


--------------------------------------------------------------------------------
                                                        PAR (000)/       VALUE
                                                    NUMBER OF SHARES     (000)
--------------------------------------------------------------------------------
  West Mifflin Sewer Authority (RB) (MBIA)
   5.000%, 08/01/14                                      $  250         $   264
  West Whiteland Municipal Sewer Authority
   (RB) (ETM)
   6.400%, 09/15/13                                         240             277
                                                                        -------
                                                                         46,544
-------------------------------------------------------------------------------
PUERTO RICO -- 5.8%
  Commonwealth of Puerto Rico (GO) (MBIA)
   6.250%, 07/01/09                                       1,000           1,123
   6.250%, 07/01/12                                         500             592
  Commonwealth of Puerto Rico Aqueduct &
   Sewer Authority (RB) (MBIA)
   6.000%, 07/01/07                                       1,000           1,064
  Puerto Rico Housing Finance Authority,
   Multi-Family Housing Mortgage Project
   (RB) (FHA)
   7.400%, 04/01/07                                         100             100
   7.300%, 10/01/06                                          90              88
                                                                        -------
                                                                          2,967
-------------------------------------------------------------------------------

Total Municipal Bonds (Cost $47,112)                                     49,511
-------------------------------------------------------------------------------
AFFILIATED MONEY MARKET FUND -- 1.9%
  Allegiant Pennsylvania Tax-Exempt Money
   Market Fund, Class I+                                 958,513            958
-------------------------------------------------------------------------------

Total Affiliated Money Market Fund (Cost $958)                              958
-------------------------------------------------------------------------------

Total Investments -- 99.0% (Cost $48,070)*                               50,469
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.0%
  Dividends Payable
   Class I                                                                 (152)
   Class A                                                                   (2)
   Class C                                                                   (1)
  Investment Advisory Fees Payable                                          (18)
  12b-1 Fees Payable
   Class I                                                                   (2)
  Administration Fees Payable                                                (3)
  Custody Fees Payable                                                       (1)
  Trustee Fees Payable                                                       (2)
  Payable For Shares of Beneficial Interest Purchased                       (37)
  Other                                                                     752
-------------------------------------------------------------------------------

Total Other Assets & Liabilities                                            534
-------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                              $51,003
-------------------------------------------------------------------------------

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
MAY 31, 2005
================================================================================


--------------------------------------------------------------------------------
                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited authorization --
  no par value)                                                         $48,647
Accumulated net realized loss on investments                                (43)
Net unrealized appreciation on investments                                2,399

-------------------------------------------------------------------------------
Total Net Assets                                                        $51,003
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share --
  Class I ($49,028,284 / 4,644,557 outstanding shares of
  beneficial interest)                                                   $10.56
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class A
  ($1,169,515 / 110,590 outstanding shares of beneficial interest)       $10.58
-------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A ($10.58 / 97.00%)            $10.91
-------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share -- Class C
  ($805,268 / 76,200 outstanding shares of beneficial interest)          $10.57
-------------------------------------------------------------------------------
* AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS (000) $48,070.
     GROSS UNREALIZED APPRECIATION (000)                   $2,444
     GROSS UNREALIZED DEPRECIATION (000)                      (45)
                                                           ------
     NET UNREALIZED APPRECIATION (000)                     $2,399
                                                           ======

+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) ZERO COUPON BOND -- THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM -- ESCROWED TO MATURITY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING AUTHORITY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                 ALLEGIANT FIXED INCOME FUNDS
                                                                                               STATEMENTS OF OPERATIONS (000)
                                                                                                      YEAR ENDED MAY 31, 2005
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              GOVERNMENT
                                                                               BOND            MORTGAGE          INTERMEDIATE
                                                                               FUND              FUND              BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ................................................................    $19,055           $13,482              $18,561
Income from affiliate+ ..................................................        131                79                  147
Security lending income .................................................        139                45                  265
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income .................................................     19,325            13,606               18,973
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees ................................................      2,238             1,467                2,588
Administration fees .....................................................        285               187                  329
12b-1 fees:
   Class I Shares .......................................................        197               119                  224
   Class A Shares .......................................................          5                10                    7
   Class B Shares .......................................................          9                42                   52
   Class C Shares .......................................................          2                16                    4
   Class R Shares .......................................................         --                 1                   --
Shareholder services fees:
   Class A Shares .......................................................         28                50                   36
   Class B Shares .......................................................          3                14                   18
   Class C Shares .......................................................          1                 5                    1
Transfer agent fees .....................................................        123               115                  149
Custodian fees ..........................................................         71                62                   63
Professional fees .......................................................         34                37                   45
Pricing fees ............................................................         17               106                   17
Printing and shareholder reports ........................................         35                28                   42
Registration and filing fees ............................................         37                27                   40
Trustees' fees ..........................................................         16                 9                   20
Miscellaneous ...........................................................         21                 6                   24
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses ..........................................................      3,122             2,301                3,659
-----------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ......................................         --              (400)                (706)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses ............................................................      3,122             1,901                2,953
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................................................     16,203            11,705               16,020
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain(loss) on investments sold .............................      5,344             4,117                  (56)
Net realized gain on futures ............................................         52                --                   70
Net realized gain on swap agreements ....................................        305                --                  356
Net change in unrealized appreciation (depreciation) on investments .....      4,923              (180)               3,651
-----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments ..........................................     10,624             3,937                4,021
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ....................    $26,827           $15,642              $20,041
=============================================================================================================================

+SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
SEE NOTES TO FINANCIAL STATEMENTS

ALLEGIANT FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS (000)
YEAR ENDED MAY 31, 2005
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL RETURN
                                                                     LIMITED MATURITY         ADVANTAGE          ULTRA SHORT
                                                                         BOND FUND               FUND             BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ............................................................    $ 8,461                $14,125            $ 4,878
Income from affiliate+ ..............................................         37                    101                 43
Security lending income .............................................        106                    147                 73
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income .............................................      8,604                 14,373              4,994
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees ............................................      1,281                  1,808                754
Administration fees .................................................        199                    230                132
12b-1 fees:
   Class I Shares ...................................................        137                    161                 37
   Class A Shares ...................................................          4                      2                  1
   Class B Shares ...................................................         10                     10                 --
   Class C Shares ...................................................          8                      3                 --
   Class R Shares ...................................................          1                      3                 --
Shareholder services fees:
   Class A Shares ...................................................         20                     12                 10
   Class B Shares ...................................................          3                      3                 --
   Class C Shares ...................................................          3                      1                 --
Transfer agent fees .................................................         88                    182                 51
Custodian fees ......................................................         42                     47                 33
Professional fees ...................................................         26                     35                 23
Pricing fees ........................................................         14                     15                 11
Printing and shareholder reports ....................................         21                     31                 16
Registration and filing fees ........................................         23                     28                 16
Trustees' fees ......................................................         11                     14                  9
Miscellaneous .......................................................         14                     14                 10
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses ......................................................      1,905                  2,599              1,103
-----------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ..................................       (285)                  (493)              (377)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses ........................................................      1,620                  2,106                726
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...............................................      6,984                 12,267              4,268
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold ........................     (1,479)                 2,301             (1,255)
Net realized gain on futures ........................................         --                     59                 --
Net realized gain on swap agreements ................................         --                    237                 --
Net change in unrealized appreciation (depreciation) on investments .       (342)                 7,801                (99)
-----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments ......................................     (1,821)                10,398             (1,354)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ................    $ 5,163                $22,665            $ 2,914
=============================================================================================================================

+SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                ALLEGIANT TAX FREE BOND FUNDS
                                                                                               STATEMENTS OF OPERATIONS (000)
                                                                                                      YEAR ENDED MAY 31, 2005
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                MICHIGAN           OHIO         PENNSYLVANIA
                                                             INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
                                                              TAX EXEMPT        MUNICIPAL       TAX EXEMPT        MUNICIPAL
                                                               BOND FUND        BOND FUND        BOND FUND        BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ....................................................   $6,947           $6,270           $7,210           $2,208
Income from affiliate+ ......................................       25               --               29               13
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income .....................................    6,972            6,270            7,239            2,221
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees ....................................      858              692              911              305
Administration fees .........................................      109               88              116               39
12b-1 fees:
   Class I Shares ...........................................       73               55               77               27
   Class A Shares ...........................................        5                7                5                1
   Class B Shares ...........................................        5               11                7               --
   Class C Shares ...........................................       --                1                7                7
Shareholder services fees:
   Class A Shares ...........................................       24               35               27                3
   Class B Shares ...........................................        2                4                2               --
   Class C Shares ...........................................       --               --                2                2
Transfer agent fees .........................................       45               39               49               16
Custodian fees ..............................................       29               26               30               14
Professional fees ...........................................       17               15               18                9
Pricing fees ................................................       16               10               20               12
Printing and shareholder reports ............................       14               11               15                5
Registration and filing fees ................................       13               11               12                5
Trustees' fees ..............................................        6                5                7                2
Miscellaneous ...............................................        7                7                6                1
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses ..............................................    1,223            1,017            1,311              448
-----------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees ..........................     (234)            (188)            (248)             (83)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses ................................................      989              829            1,063              365
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income .......................................    5,983            5,441            6,176            1,856
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments sold .......................      457              196              336               14
Net change in unrealized appreciation (depreciation)
   on investments ...........................................      563           (1,443)             185              489
-----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments ..............................    1,020           (1,247)             521              503
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ........   $7,003           $4,194           $6,697           $2,359
=============================================================================================================================

+SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
SEE NOTES TO FINANCIAL STATEMENTS

ALLEGIANT FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------
                                                                                          BOND FUND
------------------------------------------------------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED
                                                                                ----------------------------
                                                                                MAY 31, 2005    MAY 31, 2004
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $  16,203       $  20,482
Net realized gain (loss) on investments sold, futures and swaps                       5,701          14,560
Net change in unrealized appreciation (depreciation) on investments                   4,923         (38,182)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      26,827          (3,140)
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (16,188)        (20,019)
   Class A                                                                             (430)           (474)
   Class B                                                                              (37)            (54)
   Class C                                                                              (10)             (9)
   Class H                                                                               --              (3)
   Class R                                                                               --              --
Distributions from net realized capital gains:
   Class I                                                                               --              --
   Class A                                                                               --              --
   Class B                                                                               --              --
   Class C                                                                               --              --
   Class H                                                                               --              --
   Class R                                                                               --              --
------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (16,665)        (20,559)
------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                           58,386          50,119
   Class A                                                                            3,242          17,849
   Class B                                                                               57             222
   Class C                                                                               54             319
   Class H                                                                               --              38
   Class R                                                                               --              --
Net asset value of shares issued from merger 1:
   Class I                                                                               --              --
   Class A                                                                               --              --
   Class B                                                                               --              --
   Class C                                                                               --              --
   Class H                                                                               --              --
Reinvestment of dividends and distributions:
   Class I                                                                            2,540           3,167
   Class A                                                                              294             314
   Class B                                                                               30              42
   Class C                                                                               10               8
   Class H                                                                               --               3
   Class R                                                                               --              --
------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                             64,613          72,081
------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (111,023)       (232,199)
   Class A                                                                           (4,091)        (21,302)
   Class B                                                                             (675)           (788)
   Class C                                                                             (120)           (386)
   Class H                                                                               --            (143)
   Class R                                                                               --              --
------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (115,909)       (254,818)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                           (51,296)       (182,737)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (41,134)       (206,436)
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                                428,162         634,598
------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $ 387,028       $ 428,162
============================================================================================================
*Including undistributed (distributions in excess of) net investment income       $     360       $     187
============================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                 GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------------------------------
                                                                                    FOR THE YEAR ENDED
                                                                                ----------------------------
                                                                                MAY 31, 2005    MAY 31, 2004
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $  11,705       $   9,966
Net realized gain (loss) on investments sold, futures and swaps                       4,117          (4,142)
Net change in unrealized appreciation (depreciation) on investments                    (180)         (4,585)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      15,642           1,239
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (11,516)         (9,641)
   Class A                                                                             (912)           (730)
   Class B                                                                             (216)           (235)
   Class C                                                                              (81)            (60)
   Class H                                                                               --             (14)
   Class R                                                                              (10)             (6)
Distributions from net realized capital gains:
   Class I                                                                               --              --
   Class A                                                                               --              --
   Class B                                                                               --              --
   Class C                                                                               --              --
   Class H                                                                               --              --
   Class R                                                                               --              --
------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (12,735)        (10,686)
------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                           55,563          31,849
   Class A                                                                            7,615           9,817
   Class B                                                                              459             370
   Class C                                                                              299           1,043
   Class H                                                                               --              25
   Class R                                                                              104             345
Net asset value of shares issued from merger 1:
   Class I                                                                           39,111         137,069
   Class A                                                                            2,342           3,027
   Class B                                                                               --           1,991
   Class C                                                                               --           1,817
   Class H                                                                               --             392
Reinvestment of dividends and distributions:
   Class I                                                                            1,393           1,144
   Class A                                                                              635             521
   Class B                                                                              159             180
   Class C                                                                               61              49
   Class H                                                                               --               8
   Class R                                                                               10               6
------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                            107,751         189,653
------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (103,373)       (107,938)
   Class A                                                                           (6,629)        (13,575)
   Class B                                                                           (2,415)         (2,876)
   Class C                                                                             (637)         (1,731)
   Class H                                                                               --            (848)
   Class R                                                                             (140)           (127)
------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (113,194)       (127,095)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                            (5,443)         62,558
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (2,536)         53,111
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                                270,859         217,748
------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $ 268,323       $ 270,859
============================================================================================================
*Including undistributed (distributions in excess of) net investment income         $  (111)      $    (222)
============================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                   INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED
                                                                                ----------------------------
                                                                                MAY 31, 2005    MAY 31, 2004
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $ 16,020        $ 15,090
Net realized gain (loss) on investments sold, futures and swaps                        370           7,291
Net change in unrealized appreciation (depreciation) on investments                  3,651         (23,565)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     20,041         (1,184)
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                         (15,499)        (14,589)
   Class A                                                                            (455)           (392)
   Class B                                                                            (175)           (152)
   Class C                                                                             (12)            (12)
   Class H                                                                              --              (4)
   Class R                                                                              --              --
Distributions from net realized capital gains:
   Class I                                                                              --              --
   Class A                                                                              --              --
   Class B                                                                              --              --
   Class C                                                                              --              --
   Class H                                                                              --              --
   Class R                                                                              --              --
------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                  (16,141)        (15,149)
------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                         107,166         111,517
   Class A                                                                           3,855           9,765
   Class B                                                                             481           4,485
   Class C                                                                              23             231
   Class H                                                                              --              10
   Class R                                                                              --              --
Net asset value of shares issued from merger 1:
   Class I                                                                              --              --
   Class A                                                                              --              --
   Class B                                                                              --              --
   Class C                                                                              --              --
   Class H                                                                              --              --
Reinvestment of dividends and distributions:
   Class I                                                                           3,582           3,374
   Class A                                                                             367             296
   Class B                                                                             159             137
   Class C                                                                               9               8
   Class H                                                                              --               3
   Class R                                                                              --              --
------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                           115,642         129,826
------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (92,213)        (78,874)
   Class A                                                                          (3,893)         (7,180)
   Class B                                                                          (1,611)         (1,263)
   Class C                                                                            (119)           (343)
   Class H                                                                              --            (232)
   Class R                                                                              --              --
------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (97,836)        (87,892)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                           17,806          41,934
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             21,706          25,601
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               460,935         435,334
------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $482,641        $460,935
============================================================================================================
*Including undistributed (distributions in excess of) net investment income       $    412        $     20
============================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED
                                                                                ----------------------------
                                                                                MAY 31, 2005    MAY 31, 2004
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                            $   6,984        $   8,688
Net realized gain (loss) on investments sold, futures and swaps                     (1,479)             266
Net change in unrealized appreciation (depreciation) on investments                   (342)          (7,195)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      5,163            1,759
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (7,756)          (8,947)
   Class A                                                                            (207)            (205)
   Class B                                                                             (26)             (30)
   Class C                                                                             (20)             (24)
   Class H                                                                              --              (14)
   Class R                                                                              (4)              (2)
Distributions from net realized capital gains:
   Class I                                                                              --               --
   Class A                                                                              --               --
   Class B                                                                              --               --
   Class C                                                                              --               --
   Class H                                                                              --               --
   Class R                                                                              --               --
------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (8,013)          (9,222)
------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                          55,233          124,776
   Class A                                                                           2,478           15,742
   Class B                                                                              91              407
   Class C                                                                             159            1,172
   Class H                                                                              --               75
   Class R                                                                             106              179
Net asset value of shares issued from merger 1:
   Class I                                                                              --               --
   Class A                                                                              --               --
   Class B                                                                              --               --
   Class C                                                                              --               --
   Class H                                                                              --               --
Reinvestment of dividends and distributions:
   Class I                                                                           2,247            2,350
   Class A                                                                             135              146
   Class B                                                                              22               26
   Class C                                                                              16               17
   Class H                                                                              --               12
   Class R                                                                               4                1
------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                            60,491          144,903
------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                        (149,084)        (121,999)
   Class A                                                                          (3,536)         (19,268)
   Class B                                                                            (390)            (640)
   Class C                                                                            (723)          (1,298)
   Class H                                                                              --           (1,127)
   Class R                                                                             (80)             (38)
------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                    (153,813)        (144,370)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                          (93,322)             533
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (96,172)          (6,930)
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               317,769          324,699
------------------------------------------------------------------------------------------------------------
   End of year*                                                                  $ 221,597        $ 317,769
============================================================================================================
*Including undistributed (distributions in excess of) net investment income        $    41        $      13
============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL RETURN ADVANTAGE FUND
---------------------------------------------------------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED
                                                                                ----------------------------
                                                                                MAY 31, 2005    MAY 31, 2004
---------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $ 12,267        $ 11,021
Net realized gain (loss) on investments sold, futures and swaps                      2,597           5,384
Net change in unrealized appreciation (depreciation) on investments                  7,801         (20,288)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     22,665          (3,883)
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                         (12,110)        (10,844)
   Class A                                                                            (162)           (158)
   Class B                                                                             (36)            (33)
   Class C                                                                             (10)            (10)
   Class H                                                                              --              (2)
   Class R                                                                             (15)             (6)
Distributions from net realized capital gains:
   Class I                                                                          (2,926)         (6,105)
   Class A                                                                             (40)           (106)
   Class B                                                                             (12)            (28)
   Class C                                                                              (3)             (7)
   Class H                                                                              --              (2)
   Class R                                                                              (4)             (7)
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                  (15,318)        (17,308)
---------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                          65,728         152,387
   Class A                                                                           1,406           2,756
   Class B                                                                             189             638
   Class C                                                                              50             242
   Class H                                                                              --              39
   Class R                                                                             400             411
Net asset value of shares issued from merger 1:
   Class I                                                                              --              --
   Class A                                                                              --              --
   Class B                                                                              --              --
   Class C                                                                              --              --
   Class H                                                                              --              --
Reinvestment of dividends and distributions:
   Class I                                                                           5,435           8,172
   Class A                                                                             100             173
   Class B                                                                              37              51
   Class C                                                                              13              16
   Class H                                                                              --               2
   Class R                                                                              18              12
---------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested                            73,376         164,899
---------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (72,835)        (66,926)
   Class A                                                                          (1,578)         (2,391)
   Class B                                                                            (293)           (289)
   Class C                                                                             (81)           (210)
   Class H                                                                              --             (89)
   Class R                                                                            (195)            (86)
---------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (74,982)        (69,991)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                           (1,606)         94,908
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              5,741          73,717
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               320,535         246,818
---------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $326,276        $320,535
===============================================================================================================
*Including undistributed (distributions in excess of) net investment income       $   (251)       $ (1,326)
===============================================================================================================

1 SEE NOTE 9 IN NOTES TO FINANCIAL STATEMENTS.
SEE NOTES TO FINANCIAL STATEMENTS


72 & 73

ALLEGIANT FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            ULTRA SHORT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE YEAR ENDED
                                                                                ---------------------------------------------
                                                                                MAY 31, 2005                     MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                            $   4,268                         $  2,442
Net realized gain (loss) on investments sold                                        (1,255)                            (248)
Net change in unrealized appreciation (depreciation) on investments                    (99)                            (828)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      2,914                            1,366
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (4,431)                          (2,707)
   Class A                                                                             (85)                             (27)
   Class B                                                                              --                               --
   Class C                                                                              --                               --
   Class H                                                                              --                               --
Distributions from net realized capital gains:
   Class I                                                                              --                               --
   Class A                                                                              --                               --
   Class B                                                                              --                               --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (4,516)                          (2,734)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                         130,357                          130,614
   Class A                                                                           3,017                            4,325
   Class B                                                                              --                               --
   Class C                                                                              --                               --
   Class H                                                                              --                               --
Reinvestment of dividends and distributions:
   Class I                                                                           2,191                              481
   Class A                                                                              81                               24
   Class B                                                                              --                               --
   Class C                                                                              --                               --
   Class H                                                                              --                               --
-------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued and reinvested                                   135,646                          135,444
-------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                        (128,586)                         (83,062)
   Class A                                                                          (4,579)                          (1,264)
   Class B                                                                              --                               --
   Class C                                                                              --                               --
   Class H                                                                              --                               --
-------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                    (133,165)                         (84,326)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                            2,481                           51,118
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                879                           49,750
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               179,458                          129,708
-------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                  $ 180,337                         $179,458
===============================================================================================================================
*Including undistributed (distributions in excess of) net investment income      $     236                         $      3
===============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERMEDIATE TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE YEAR ENDED
                                                                                --------------------------------------------
                                                                                MAY 31, 2005                    MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $  5,983                        $  6,796
Net realized gain (loss) on investments sold                                           457                             138
Net change in unrealized appreciation (depreciation) on investments                    563                          (7,876)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      7,003                            (942)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (5,623)                         (6,867)
   Class A                                                                            (340)                           (172)
   Class B                                                                             (19)                            (25)
   Class C                                                                              (1)                             (2)
   Class H                                                                              --                              (1)
Distributions from net realized capital gains:
   Class I                                                                              --                              --
   Class A                                                                              --                              --
   Class B                                                                              --                              --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (5,983)                         (7,067)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                          16,543                          32,280
   Class A                                                                           7,442                           8,375
   Class B                                                                              70                              30
   Class C                                                                               5                             133
   Class H                                                                              --                              50
Reinvestment of dividends and distributions:
   Class I                                                                             206                             231
   Class A                                                                             193                              79
   Class B                                                                               8                              11
   Class C                                                                               1                               2
   Class H                                                                              --                               1
-------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued and reinvested                                    24,468                          41,192
-------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (48,281)                        (38,189)
   Class A                                                                          (6,019)                         (4,370)
   Class B                                                                            (323)                            (54)
   Class C                                                                             (50)                           (137)
   Class H                                                                              --                             (56)
-------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (54,673)                        (42,806)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                          (30,205)                         (1,614)
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (29,185)                         (9,623)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               171,185                         180,808
-------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $142,000                        $171,185
===============================================================================================================================
*Including undistributed (distributions in excess of) net investment income       $   (414)                       $   (232)
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               FOR THE YEAR ENDED
                                                                                --------------------------------------------
                                                                                MAY 31, 2005                    MAY 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                             $  5,441                        $  6,289
Net realized gain (loss) on investments sold                                           196                             307
Net change in unrealized appreciation (depreciation) on investments                 (1,443)                         (7,148)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      4,194                            (552)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                                          (4,805)                         (5,829)
   Class A                                                                            (581)                           (546)
   Class B                                                                             (49)                            (55)
   Class C                                                                              (6)                             (4)
   Class H                                                                              --                              --
Distributions from net realized capital gains:
   Class I                                                                            (184)                             --
   Class A                                                                             (24)                             --
   Class B                                                                              (3)                             --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   (5,652)                         (6,434)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                                           6,859                          21,278
   Class A                                                                           5,195                           1,693
   Class B                                                                              41                              68
   Class C                                                                             242                               1
   Class H                                                                              --                              --
Reinvestment of dividends and distributions:
   Class I                                                                             717                             773
   Class A                                                                             425                             404
   Class B                                                                              31                              34
   Class C                                                                               2                               2
   Class H                                                                              --                              --
-------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued and reinvested                                    13,512                          24,253
-------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                                         (41,368)                        (39,499)
   Class A                                                                          (5,695)                         (2,659)
   Class B                                                                            (217)                           (514)
   Class C                                                                             (11)                           (245)
   Class H                                                                              --                              --
-------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                                     (47,291)                        (42,917)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                          (33,779)                        (18,664)
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (35,237)                        (25,650)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                               138,098                         163,748
-------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                                   $102,861                        $138,098
===============================================================================================================================
*Including undistributed (distributions in excess of) net investment income       $      5                        $   (190)
===============================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT TAX FREE BOND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                       OHIO INTERMEDIATE               PENNSYLVANIA INTERMEDIATE
                                                                     TAX EXEMPT BOND FUND                  MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                                ------------------------------       ------------------------------
                                                                MAY 31, 2005      MAY 31, 2004       MAY 31, 2005      MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                             $  6,176          $  6,560           $  1,856           $ 1,949
Net realized gain on investments sold                                  336               153                 14                38
Net change in unrealized appreciation (depreciation)
   on investments                                                      185            (7,993)               489            (2,624)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      6,697            (1,280)             2,359              (637)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                          (5,749)           (6,095)            (1,796)           (1,941)
   Class A                                                            (375)             (418)               (39)              (44)
   Class B                                                             (26)              (21)                --                --
   Class C                                                             (26)              (28)               (21)              (23)
   Class H                                                              --                (3)                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   (6,176)           (6,565)            (1,856)           (2,008)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from shares issued:
   Class I                                                          22,502            35,264             11,539            10,906
   Class A                                                           3,315             2,870                174               543
   Class B                                                             138               258                 --                --
   Class C                                                               2               189                 11               147
   Class H                                                              --                --                 --                20
Reinvestment of dividends and distributions:
   Class I                                                             190               326                 29                40
   Class A                                                             304               335                 18                20
   Class B                                                              22                17                 --                --
   Class C                                                              17                22                 11                12
   Class H                                                              --                 1                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued and reinvested                    26,490            39,282             11,782            11,688
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                         (42,399)          (32,718)           (17,699)           (9,231)
   Class A                                                          (1,161)           (7,909)              (333)             (320)
   Class B                                                             (70)              (65)              (111)               --
   Class C                                                            (446)             (177)                --              (139)
   Class H                                                              --              (147)                --               (20)
------------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                     (44,076)          (41,016)           (18,143)           (9,710)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions          (17,586)           (1,734)            (6,361)            1,978
------------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (17,065)           (9,579)            (5,858)             (667)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                               175,123           184,702             56,861            57,528
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                                                   $158,058          $175,123           $ 51,003           $56,861
====================================================================================================================================
*Including distributions in excess of net investment income       $    (11)         $    (11)          $     --           $   (44)
====================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                  ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    MAY 31, 2005
================================================================================

1.  FUND ORGANIZATION

Allegiant Funds (the "Trust"), formerly Armada Funds, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2005, the Trust offered for sale shares of 29 Funds. Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Free Bond Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class B, Class C and Class R Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective March 3, 2004, Class C Shares were issued in exchange for Class H Shares of the respective Funds, and Class H Shares were no longer offered.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS
International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund;

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund;

FIXED INCOME FUNDS
Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

MONEY MARKET FUNDS
Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund. The financial statements presented herein are those of the Fixed Income and Tax Free Bond Funds. The financial statements of the Equity and Asset Allocation Funds, and the Money Market Funds are not presented herein, but are presented separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Free Bond Funds.

INVESTMENT VALUATION

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National Markets system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
================================================================================

that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Board of Trustees has approved fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or if available, do not reflect the impact of certain market events. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. As of May 31, 2005, only one investment, Thirty-Seventh FHA Insurance Project, held by Allegiant Total Return Advantage Fund, was fair valued.

Futures contracts are valued at the daily quoted settlement prices.

The investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

FUTURES CONTRACTS

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss) and realized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

================================================================================

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

For the purpose of enhancing the Fund's yield, Bond, Government Mortgage, Intermediate Bond and Total Return Advantage Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage securities referred to as TBA's or To Be Announced) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such transactions as purchases and sales at the commitment date and maintain liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

SWAP AGREEMENTS

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized monthly, quarterly and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian and/or counterparty's broker in compliance with swap contracts. Risks may exceed amounts recognized in the Statements of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Funds' Statements of Net Assets.

3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

Fees paid by the Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the "Adviser"), formerly, National City Investment Management Company, an indirect wholly-owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2005.

     -------------------------------------------------------------------
                                                       ANNUAL     FEE
                                                        RATE     WAIVER
     -------------------------------------------------------------------
     Bond Fund                                          0.55%       --
     -------------------------------------------------------------------
     Government Mortgage Fund                           0.55%     0.15%
     -------------------------------------------------------------------
     Intermediate Bond Fund                             0.55%     0.15%
     -------------------------------------------------------------------
     Limited Maturity Bond Fund                         0.45%     0.10%
     -------------------------------------------------------------------
     Total Return Advantage Fund                        0.55%     0.15%
     -------------------------------------------------------------------
     Ultra Short Bond Fund                              0.40%     0.20%
     -------------------------------------------------------------------
     Intermediate Tax Exempt Bond Fund                  0.55%     0.15%
     -------------------------------------------------------------------
     Michigan Intermediate Municipal Bond Fund          0.55%     0.15%
     -------------------------------------------------------------------
     Ohio Intermediate Tax Exempt Bond Fund             0.55%     0.15%
     -------------------------------------------------------------------
     Pennsylvania Intermediate Municipal Bond Fund      0.55%     0.15%
     -------------------------------------------------------------------

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
================================================================================


SHAREHOLDER SERVICES FEES

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of 0.25% on an annual basis, based on each Class' average daily net assets.

CUSTODIAN FEES

National City Bank ("NCB"), an affiliate of the Adviser, serves as the Trust's Custodian. For its services as the Custodian, NCB received fees at the following rates (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million from each Fund, respectively. NCB also received a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses. Effective July 1, 2005, NCB's fees for the provision of custody services were lowered to the following rates (i) 0.007% of the first $5 billion of the Trust's average daily gross assets; (ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and (iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. Other transaction based charges apply.

DISTRIBUTION/12B-1 FEES

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor") are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares. The table below shows the rates at which the Funds were accruing on May 31, 2005 for Class I and Class A Shares:

     ----------------------------------------------------------------------
                                                            ANNUAL RATE
                                                         CLASS I   CLASS A
     ----------------------------------------------------------------------
     Bond Fund                                            0.05%     0.05%
     ----------------------------------------------------------------------
     Government Mortgage Fund                             0.05%     0.05%
     ----------------------------------------------------------------------
     Intermediate Bond Fund                               0.05%     0.05%
     ----------------------------------------------------------------------
     Limited Maturity Bond Fund                           0.05%     0.05%
     ----------------------------------------------------------------------
     Total Return Advantage Fund                          0.05%     0.05%
     ----------------------------------------------------------------------
     Ultra Short Bond Fund                                0.02%     0.02%
     ----------------------------------------------------------------------
     Intermediate Tax Exempt Bond Fund                    0.05%     0.05%
     ----------------------------------------------------------------------
     Michigan Intermediate Municipal Bond Fund            0.05%     0.05%
     ----------------------------------------------------------------------
     Ohio Intermediate Tax Exempt Bond Fund               0.05%     0.05%
     ----------------------------------------------------------------------
     Pennsylvania Intermediate Municipal Bond Fund        0.05%     0.05%
     ----------------------------------------------------------------------

Effective June 1, 2005, 12b-1 accruals for Class I and Class A Shares will be increased by 0.01% per annum of the average daily net assets for all Funds. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares. In addition, the Trust has adopted a plan under Rule 12b-1 for Class R Shares pursuant to which the Funds compensate the Distributor in an amount up to 0.60% per annum of average daily net assets of the Funds' Class R Shares.

TRUSTEE FEES

The Trustees are paid for services rendered to all of the Funds and Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, and are allocated among the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $25,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The

================================================================================


Chairman of the Audit Committee receives an additional fee of $4,000 per annum and the Chairman of the Board receives an additional fee of $21,000 per annum for services in such capacity. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

ADMINISTRATION FEES

The Trust, PFPC Inc. ("PFPC") and National City Bank ("NCB") are parties to a Co-Administration and Accounting Services Agreement, under which PFPC and NCB provide administration and accounting services in exchange for fees at the annual rate of 0.07% based on average daily net assets of the Trust's Funds, of which 0.0325% was allocated to PFPC and 0.0375% was allocated to NCB. The Co-Administrators may use their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust. For the year ended May 31, 2005, PFPC contributed 0.0094% of average daily net assets to support the Funds. Effective June 1, 2005, the fees for providing administration and accounting services were reduced to the annual rate of 0.06% based on average daily net assets of the Trust's Funds, of which approximately 0.0225% will be allocated to PFPC and approximately 0.0375% will be allocated to NCB. In addition, PFPC will no longer use its own resources to pay advertising, marketing and other expenses for support of the Funds.

LEGAL FEES

Expenses paid by the Trust for the year ended May 31, 2005, include legal fees of $628,656 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

AFFILIATED MONEY MARKET FUNDS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Allegiant Money Market Funds or Allegiant Advantage Institutional Money Market Fund, provided that investments in such Money Market Funds do not exceed 25% of the investing Fund's total assets. Dividends received from such investments are reported as "Income from affiliate" in the Statements of Operations.

4.  INVESTMENTS

During the year ended May 31, 2005, aggregate purchases and sales of securities, other than short-term investments or U.S. government obligation were:

     ---------------------------------------------------------------------
                                                     PURCHASES    SALES
                                                        (000)      (000)
     ---------------------------------------------------------------------
     Bond Fund                                        $103,370   $134,501
     ---------------------------------------------------------------------
     Intermediate Bond Fund                            173,626    191,059
     ---------------------------------------------------------------------
     Limited Maturity Bond Fund                         80,198     81,990
     ---------------------------------------------------------------------
     Total Return Advantage Fund                       113,500    152,165
     ---------------------------------------------------------------------
     Ultra Short Bond Fund                             100,477     56,179
     ---------------------------------------------------------------------
     Intermediate Tax Exempt Bond Fund                  13,113     36,661
     ---------------------------------------------------------------------
     Michigan Intermediate Municipal Bond Fund           8,921     33,846
     ---------------------------------------------------------------------
     Ohio Intermediate Tax Exempt Bond Fund             17,098     30,364
     ---------------------------------------------------------------------
     Pennsylvania Intermediate Municipal Bond Fund       7,792     11,793
     ---------------------------------------------------------------------

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
================================================================================

Purchases and sales of long-term U.S. government obligations were:

     -------------------------------------------------------------
                                           PURCHASES      SALES
                                             (000)        (000)
     -------------------------------------------------------------
     Bond Fund                            $1,926,337   $1,922,657
     -------------------------------------------------------------
     Government Mortgage Fund              1,964,212    1,978,501
     -------------------------------------------------------------
     Intermediate Bond Fund                1,124,247    1,080,234
     -------------------------------------------------------------
     Limited Maturity Bond Fund              285,944      317,084
     -------------------------------------------------------------
     Total Return Advantage Fund             553,793      528,802
     -------------------------------------------------------------
     Ultra Short Bond Fund                   357,114      351,883
     -------------------------------------------------------------

5.  FEDERAL INCOME TAXES

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These differences can be either temporary or permanent in nature and are primarily due to wash sales, paydowns, market discount, swap agreements and dividends deemed paid upon shareholder redemptions of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and net realized capital gains might also differ from the year that were recorded by the Fund. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts for the year ended May 31, 2005:

-------------------------------------------------------------------------------------------------
                                              UNDISTRIBUTED NET   ACCUMULATED
                                                 INVESTMENT       NET REALIZED
                                                   INCOME            GAINS       PAID-IN CAPITAL
                                                   (000)             (000)            (000)
-------------------------------------------------------------------------------------------------
Bond Fund                                         $  635            $  (635)        $    --
-------------------------------------------------------------------------------------------------
Government Mortgage Fund                           1,141             (1,141)             --
-------------------------------------------------------------------------------------------------
Intermediate Bond Fund                               513               (513)             --
-------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                         1,057                116          (1,173)
-------------------------------------------------------------------------------------------------
Total Return Advantage Fund                        1,141             (2,243)          1,102
-------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                481               (481)             --
-------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                   (182)               190              (8)
-------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                         195               (158)            (37)
-------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund         44                (44)             --
-------------------------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended May 31, 2005 and May 31, 2004 were as follows:

---------------------------------------------------------------------------------------------------
                                                    TAX-EXEMPT   ORDINARY   LONG-TERM
                                                      INCOME      INCOME   CAPITAL GAIN     TOTAL
                                                      (000)       (000)        (000)        (000)
---------------------------------------------------------------------------------------------------
Bond Fund
  2005 ............................................   $  --      $16,665      $   --       $16,665
  2004 ............................................      --       20,559          --        20,559
---------------------------------------------------------------------------------------------------
Government Mortgage Fund
  2005 ............................................      --       12,735          --        12,735
  2004 ............................................      --       10,686          --        10,686
---------------------------------------------------------------------------------------------------
Intermediate Bond Fund
  2005 ............................................      --       16,141          --        16,141
  2004 ............................................      --       15,149          --        15,149
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    TAX-EXEMPT   ORDINARY   LONG-TERM
                                                      INCOME      INCOME   CAPITAL GAIN     TOTAL
                                                      (000)       (000)        (000)        (000)
---------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund
  2005 ............................................   $  --      $ 8,013      $   --       $ 8,013
  2004 ............................................      --        9,222          --         9,222
---------------------------------------------------------------------------------------------------
Total Return Advantage Fund
  2005 ............................................      --       13,227       2,091        15,318
  2004 ............................................      --       13,110       4,198        17,308
---------------------------------------------------------------------------------------------------
Ultra Short Bond Fund
  2005 ............................................      --        4,516          --         4,516
  2004 ............................................      --        2,734          --         2,734
---------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund
  2005 ............................................   5,936           47          --         5,983
  2004 ............................................   7,046           21          --         7,067
---------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund
  2005 ............................................   5,441           --         211         5,652
  2004 ............................................   6,420           14          --         6,434
---------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund
  2005 ............................................   6,176           --          --         6,176
  2004 ............................................   6,564            1          --         6,565
---------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund
  2005 ............................................   1,856           --          --         1,856
  2004 ............................................   2,008           --          --         2,008
---------------------------------------------------------------------------------------------------

As of May 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

----------------------------------------------------------------------------------------------------------------------------


                                                  UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL       POST-
                                                    ORDINARY       TAX-EXEMPT       LONG-TERM         LOSS        OCTOBER
                                                     INCOME          INCOME       CAPITAL GAIN    CARRYFORWARD    LOSSES
                                                      (000)           (000)           (000)           (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Bond Fund                                            $1,493           $ --           $   --         $(23,085)     $    --
----------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                                818             --               --           (6,322)        (722)
----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                1,488             --               --           (2,203)          --
----------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                               --             --               --           (5,968)      (1,738)
----------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                             447             --            2,063               --           --
----------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                   432             --               --             (996)      (1,033)
----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                        --             26               --             (287)          --
----------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund                --            144              161               --           --
----------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                   --            445               --           (1,404)          --
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund            --             93               --              (43)          --
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                    TOTAL
                                                                                 DISTRIBUTABLE
                                                    UNREALIZED        OTHER        EARNINGS
                                                   APPRECIATION     TEMPORARY    (ACCUMULATED
                                                  (DEPRECIATION)    DIFFERENCES     LOSSES)
                                                       (000)           (000)         (000)
------------------------------------------------------------------------------------------------
Bond Fund                                             $ 4,860        $(1,133)      $(17,865)
------------------------------------------------------------------------------------------------
Government Mortgage Fund                                2,756           (929)        (4,399)
------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                  1,274         (1,076)          (517)
------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                             (2,168)             41        (9,833)
------------------------------------------------------------------------------------------------
Total Return Advantage Fund                             6,430           (698)         8,242
------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                                    (666)          (195)        (2,458)
------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                       7,757           (440)         7,056
------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund               7,692           (139)         7,858
------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                  7,154           (445)         5,750
------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund           2,399            (93)         2,356
------------------------------------------------------------------------------------------------

Post-October losses represent losses realized on investment transactions from November 1, 2004 through May 31, 2005 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. At May 31, 2005, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

------------------------------------------------------------------------------------------------------------------------
                                                                               EXPIRING MAY 31,
                                                  ----------------------------------------------------------------------
                                                  2006    2008        2009       2010       2012      2013
        FUND                                      (000)   (000)       (000)      (000)      (000)     (000)    TOTAL
------------------------------------------------------------------------------------------------------------------------
Bond Fund                                         $ --     $   --    $11,132    $11,953    $   --     $ --    $23,085
------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                            --      1,987      2,228         --     2,107       --      6,322
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                              --         --      1,034      1,169        --       --      2,203
------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                         724      1,834        755      1,650       232      773      5,968
------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                               --         --         --         --       315      681        996
------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                   --         --        287         --        --       --        287
------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund              --         --      1,404         --        --       --      1,404
------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund       --         40         --         --         3       --         43
------------------------------------------------------------------------------------------------------------------------

During the year ended May 31, 2005, Limited Maturity Bond Fund had capital loss carry-forwards of $1,140,337 that expired.

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
================================================================================

During the year ended May 31, 2005, capital loss carry-forwards that were utilized to offset capital gains were as follows:

     -----------------------------------------------------------
                                                         (000)
     -----------------------------------------------------------
     Bond Fund                                          $5,177
     -----------------------------------------------------------
     Government Mortgage Fund                              354
     -----------------------------------------------------------
     Intermediate Bond Fund                                325
     -----------------------------------------------------------
     Intermediate Tax Exempt Bond Fund                     583
     -----------------------------------------------------------
     Ohio Intermediate Tax Exempt Fund                     347
     -----------------------------------------------------------
     Pennsylvania Intermediate Municipal Bond Fund          14
     -----------------------------------------------------------

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I              CLASS A               CLASS B               CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                                             Year       Year       Year       Year       Year       Year       Year       Year
                                             Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
                                            5/31/05    5/31/04    5/31/05    5/31/04    5/31/05    5/31/04    5/31/05    5/31/04
----------------------------------------------------------------------------------------------------------------------------------
BOND FUND
Shares issued                                 5,752      4,903      319       1,712         6         22          5         31
Share reinvested                                250        311       29          31         3          4          1          1
Shares redeemed                             (10,923)   (22,723)    (402)     (2,056)      (67)       (77)       (12)       (38)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (4,921)   (17,509)     (54)       (313)      (58)       (51)        (6)        (6)
==================================================================================================================================
GOVERNMENT MORTGAGE FUND
Shares issued                                 5,951      3,385      814       1,039        50         39         32        110
Share reinvested                                149        122       68          55        17         19          7          5
Merger shares                                 4,166     14,509      249         320        --        211         --        193
Shares redeemed                             (11,066)   (11,452)    (711)     (1,439)     (260)      (306)       (68)      (184)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (800)     6,564      420         (25)     (193)       (37)       (29)       124
==================================================================================================================================
INTERMEDIATE BOND FUND
Shares issued                                 9,930     10,259      356         891        44        410          2         21
Share reinvested                                332        310       34          27        15         13          1          1
Shares redeemed                              (8,558)    (7,237)    (360)       (654)     (149)      (116)       (11)       (32)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       1,704      3,332       30         264       (90)       307         (8)       (10)
==================================================================================================================================
LIMITED MATURITY BOND FUND
Shares issued                                 5,569     12,357      249       1,547         9         40         16        116
Share reinvested                                227        233       14          14         2          2          2          2
Shares redeemed                             (15,056)   (12,119)    (357)     (1,893)      (39)       (63)       (73)      (129)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (9,260)       471      (94)       (332)      (28)       (21)       (55)       (11)
==================================================================================================================================
TOTAL RETURN ADVANTAGE FUND
Shares issued                                 6,348     14,355      135         261        18         59          5         23
Share reinvested                                523        775       10          16         4          5          1          1
Shares redeemed                              (7,019)    (6,318)    (152)       (225)      (28)       (27)        (7)       (20)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (148)     8,812       (7)         52        (6)        37         (1)         4
==================================================================================================================================

                                                        (000)
--------------------------------------------------------------------------
                                            CLASS H*         CLASS R
--------------------------------------------------------------------------
                                             Year       Year      Period
                                             Ended      Ended      Ended
                                            5/31/04    5/31/05    5/31/04
--------------------------------------------------------------------------
BOND FUND
Shares issued                                   4         --         --
Share reinvested                               --         --         --
Shares redeemed                               (14)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                       (10)                   --
==========================================================================
GOVERNMENT MORTGAGE FUND
Shares issued                                   2         11         37
Share reinvested                                1          1          1
Merger shares                                  42         --         --
Shares redeemed                               (90)       (15)       (14)
--------------------------------------------------------------------------
Net increase (decrease)                       (45)        (3)        24
==========================================================================
INTERMEDIATE BOND FUND
Shares issued                                   1         --         --
Share reinvested                               --         --         --
Shares redeemed                               (21)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                       (20)        --         --
==========================================================================
LIMITED MATURITY BOND FUND
Shares issued                                   7         11         18
Share reinvested                                1         --         --
Shares redeemed                              (111)        (8)        (4)
--------------------------------------------------------------------------
Net increase (decrease)                      (103)         3         14
==========================================================================
TOTAL RETURN ADVANTAGE FUND
Shares issued                                   4         38         39
Share reinvested                               --          2          1
Shares redeemed                                (8)       (19)        (8)
--------------------------------------------------------------------------
Net increase (decrease)                        (4)        21         32
==========================================================================

                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I              CLASS A               CLASS B               CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                                             Year       Year       Year       Year       Year       Year       Year       Year
                                             Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
                                            5/31/05    5/31/04    5/31/05    5/31/04    5/31/05    5/31/04    5/31/05    5/31/04
----------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
Shares issued                                13,108     12,999      303         431        --         --         --         --
Share reinvested                                221         48        8           2        --         --         --         --
Shares redeemed                             (12,941)    (8,271)    (461)       (126)       --         --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         388      4,776     (150)        307        --         --         --         --
==================================================================================================================================
INTERMEDIATE TAX EXEMPT BOND FUND
Shares issued                                 1,615      3,103      727         811         7          3          1         13
Share reinvested                                 20         22       19           8         1          1         --         --
Shares redeemed                              (4,726)    (3,672)    (589)       (420)      (32)        (5)        (5)       (13)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (3,091)      (547)     157         399       (24)        (1)        (4)        --
==================================================================================================================================
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Shares issued                                   627      1,891      474         151         4          6         22         --
Share reinvested                                 66         69       39          36         3          3         --         --
Shares redeemed                              (3,801)    (3,518)    (524)       (238)      (20)       (46)        (1)       (22)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (3,108)    (1,558)     (11)        (51)      (13)       (37)        21        (22)
==================================================================================================================================
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Shares issued                                 1,992      3,070      295         250        12         23         --         16
Share reinvested                                 17         28       27          29         2          1          2          2
Shares redeemed                              (3,761)    (2,856)    (103)       (693)       (6)        (6)       (40)       (16)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (1,752)       242      219        (414)        8         18        (38)         2
==================================================================================================================================
PENNSYLVANIA INTERMEDIATE
   MUNICIPAL BOND FUND
Shares issued                                 1,089      1,014       17          50        --         --          1         14
Share reinvested                                  3          4        2           2        --         --          1          1
Shares redeemed                              (1,672)      (858)     (32)        (30)       --         --        (11)       (13)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (580)       160      (13)         22        --         --         (9)         2
==================================================================================================================================

                                                        (000)
--------------------------------------------------------------------------
                                            CLASS H*         CLASS R
--------------------------------------------------------------------------
                                             Year       Year      Period
                                             Ended      Ended      Ended
                                            5/31/04    5/31/05    5/31/04
--------------------------------------------------------------------------
ULTRA SHORT BOND FUND
Shares issued                                  --         --         --
Share reinvested                               --         --         --
Shares redeemed                                --         --         --
--------------------------------------------------------------------------
Net increase (decrease)                        --         --         --
==========================================================================
INTERMEDIATE TAX EXEMPT BOND FUND
Shares issued                                   5         --         --
Share reinvested                               --         --         --
Shares redeemed                                (5)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                        --         --         --
==========================================================================
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Shares issued                                  --         --         --
Share reinvested                               --         --         --
Shares redeemed                                (7)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                        (7)        --         --
==========================================================================
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Shares issued                                  --         --         --
Share reinvested                               --         --         --
Shares redeemed                               (13)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                       (13)        --         --
==========================================================================
PENNSYLVANIA INTERMEDIATE
   MUNICIPAL BOND FUND
Shares issued                                   2         --         --
Share reinvested                               --         --         --
Shares redeemed                                (2)        --         --
--------------------------------------------------------------------------
Net increase (decrease)                        --         --         --
==========================================================================

*SEE NOTE 1 ON PAGE 77.

7.  MARKET AND CREDIT RISK

Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
================================================================================

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statements of Net Assets.

The rating of long-term debt as a percentage of total value of investments at May 31, 2005, is as follows:

--------------------------------------------------------------------------------
                     INTERMEDIATE      MICHIGAN         OHIO       PENNSYLVANIA
                          TAX        INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
STANDARD & POOR'S/      EXEMPT         MUNICIPAL     TAX EXEMPT      MUNICIPAL
  MOODY'S RATINGS        BOND            BOND           BOND           BOND
--------------------------------------------------------------------------------
      AAA/Aaa            74.1%          77.6%           69.8%          75.3%
       AA/Aa             20.5           17.4            24.6           23.1
        A/A               5.4             --             3.9            0.4
      BBB/Baa              --            5.0             1.3            0.6
        NR                 --             --             0.4            0.6
                        ------         ------          ------         ------
                        100.0%         100.0%          100.0%         100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8.  SECURITIES LENDING

To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with Union Bank of California ("UBOC"), the securities lending agent. The Funds may lend up to 50% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

Effective November 1, 2004, the Funds' share of the interest received on the collateral net of any expenses incurred by UBOC increased from 60% to 70%. Prior to November 1, 2004, PFPC Inc., served in the capacity of the Record Administrator under the terms of the Security Lending Record Administration Agreement with UBOC. PFPC was paid 10% of the interest earned by UBOC in consideration of services rendered pursuant to this agreement. The Record Administrator used a portion of such income to pay advertising and marketing expenses for the benefit of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as shown in the Statements of Net Assets

9.  FUND MERGERS/REORGANIZATIONS

Effective October 11, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of the Provident Riverfront US Government Fund were transferred in a tax-free exchange into the Allegiant Government Mortgage Fund as follows:

-------------------------------------------------------------------------------------------------------------------------------
                      PROVIDENT RIVERFRONT FUND                                             ALLEGIANT FUND
-------------------------------------------------------------------------------------------------------------------------------
                         Shares     Net Assets on    Unrealized                                  Net Assets on     Aggregate
Acquired Fund          Exchanged      10/10/04      Appreciation     Acquiring Fund                10/10/04        Net Assets
-------------------------------------------------------------------------------------------------------------------------------
US Government Fund     4,414,771     $41,452,663       $87,277       Government Mortgage Fund    $261,542,465     $302,995,128
-------------------------------------------------------------------------------------------------------------------------------

Effective November 21, 2003, under the Agreement and Plan of Reorganization approved on November 18, 2003 by shareholders of Armada GNMA Fund, all of the assets and liabilities of Armada GNMA Fund were transferred in a tax-free exchange into Allegiant (formerly, Armada) Government Mortgage Fund as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                              Accumulated
                  Shares    Net Assets on     Unrealized     Net Realized                               Net Assets on    Aggregate
Acquired Fund   Exchanged      11/20/03      Appreciation       Losses        Acquiring Fund               11/20/03      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund      15,274,880   $144,295,749      $2,750,253       $(789,834)     Government Mortgage Fund   $173,925,556   $318,221,305
------------------------------------------------------------------------------------------------------------------------------------

10. INDEMNIFICATIONS

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

ALLEGIANT FIXED INCOME AND TAX FREE BOND FUNDS
NOTICE TO SHAREHOLDERS
(UNAUDITED)
================================================================================


The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report dividends/distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2005 income tax purposes will be sent to them in early 2006. Please consult your tax advisor for proper treatment of this information.

TAX INFORMATION

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):


         ------------------------------------------------------------
         NAME OF FUND
         ------------------------------------------------------------
         Total Return Advantage Fund                        $2,344
         ------------------------------------------------------------
         Michigan Intermediate Municipal Bond Fund             246
         ------------------------------------------------------------

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

         ------------------------------------------------------------
         NAME OF FUND
         ------------------------------------------------------------
         Intermediate Tax Exempt Bond Fund                   99.20%
         ------------------------------------------------------------
         Michigan Intermediate Municipal Bond Fund          100.00%
         ------------------------------------------------------------
         Ohio Intermediate Tax Exempt Bond Fund             100.00%
         ------------------------------------------------------------
         Pennsylvania Intermediate Municipal Bond Fund      100.00%
         ------------------------------------------------------------

A portion of this income may be subject to alternative minimum tax.

--------------------------------------------------------------------------------
FORM N-PX
(UNAUDITED)

The Securities and Exchange Commission ("SEC") adopted a requirement that all Funds file their complete proxy voting record with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year. A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, 2005, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at www.allegiantfunds.com, or on the SEC's website at http://www.sec.gov.

FORM N-Q
(UNAUDITED)

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust's website at www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996


                                     (LOGO)
                                  ALLEGIANT(SM)
                             www.allegiantfunds.com
                                [GRAPHIC OMITTED]

        (LOGO)
     ALLEGIANT(SM)
         FUNDS
www.allegiantfunds.com
   [GRAPHIC OMITTED]


760 MOORE ROAD
KING OF PRUSSIA, PA 19406
INVESTMENT ADVISER

Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, OH 44114

                                                                 ALL-AR-003-0605

                                  ANNUAL REPORT
                                   MAY 31, 2005

                                    [GRAPHIC]

                               Money Market Funds

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)

                                                    THE DISCIPLINE OF INVESTING,
                                                         A COMMITMENT TO RESULTS

ALLEGIANT FUNDS
ANNUAL REPORT

(FORMERLY ARMADA FUNDS)

MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

EQUITY FUNDS
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

                                TABLE OF CONTENTS

Chairman's and President's Message ........................................    1

Message from the Investment Adviser .......................................    2

Economic and Market Overview ..............................................    3

Summary of Portfolio Holdings .............................................    6

Explanation of Expense Table ..............................................    7

Expense Table .............................................................    8

Trustees and Officers of the Trust ........................................    9

Report of Independent Registered Public Accounting Firm ...................   11

Financial Highlights ......................................................   12

Statements of Net Assets ..................................................   15

Statements of Operations ..................................................   34

Statements of Changes in Net Assets .......................................   36

Notes to Financial Statements .............................................   38

Notice to Shareholders ....................................................   44

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Money Market Funds (the "Funds") carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional or calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

Allegiant Asset Management Company ("AAM") serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC ("PFD"), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                                    ALLEGIANT MONEY MARKET FUNDS
                                              CHAIRMAN'S AND PRESIDENT'S MESSAGE

JULY 2005

Dear Shareholder:

This first annual report under our new name, Allegiant Funds, contains important information about your investments, the financial markets, and the events shaping global markets. During the year ended May 31, 2005, total assets of the Allegiant Funds decreased by $2.7 billion or 19.5% to $11.5 billion, primarily as a result of net shareholder redemptions from the Allegiant Money Market Funds, which amounted to $2.2 billion.

We also are pleased to present a message from your investment adviser, Allegiant Asset Management Company, which underlines the firm's ongoing commitment to provide you with superior fund offerings by adding new talent to its portfolio management teams and strengthening all facets of the Allegiant Asset Management Company organization to meet your current and emerging investment needs.

The Board of Trustees is committed to ensuring that shareholders' interests are paramount in all aspects of the Allegiant Funds' management. During the past year, we have added resources to strengthen our compliance program and will continue to enhance this program to meet evolving industry challenges.

More information about the Allegiant Funds is available on our new website at www.allegiantfunds.com. You also can speak with your investment professional or call an Allegiant Fund representative at 1-800-622-FUND (3863). We encourage you to review the audited financial information to stay informed about your investments.

We thank you for making the Allegiant Funds part of your investment portfolio. We look forward to helping you achieve your financial goals in the year ahead.

Sincerely,


/s/ ROBERT D. NEARY                      /s/ HERBERT R. MARTENS

Robert D. Neary                          Herbert R. Martens, Jr.
Chairman                                 President

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)

ALLEGIANT MONEY MARKET FUNDS
MESSAGE FROM THE INVESTMENT ADVISER

JULY 2005

Dear Investor:

I am excited as I reflect on this past year. Our new name -- Allegiant -- is a visible symbol of our commitment to be an industry leader and your fund family of choice. Allegiant represents the attributes we value -- strength, unity, quality, talent and leadership. We are focused on delivering competitive investment performance and a quality service which exceeds investors' expectations each and every day.

Allegiant looks at every opportunity to build shareholder value while offering you the best investment solutions in the marketplace. Over the past year, we took many steps to realign and improve our investment styles. We have built a formidable investment management team by retaining the organization's most talented managers and attracting investment professionals who bring strong industry experience and competitive track records. We will continue to invest in resources to enable our portfolio managers to focus on what they do best -- manage money.

Allegiant Asset Management Company recognizes that you have placed your trust in us as your provider of choice and is committed to delivering the best investment choices to you. We have several exciting initiatives underway and look forward to keeping you informed of our progress in the year ahead.

Thank you for your business and continued confidence in us.

Sincerely,


/s/ Ted M. Parker

Ted M. Parker
Chairman
Allegiant Asset Management Company

[LOGO]
ALLEGIANT(SM)

                                                    ALLEGIANT MONEY MARKET FUNDS
                                                    ECONOMIC AND MARKET OVERVIEW

JULY 2005

Despite high oil prices, geopolitical unrest, and a number of other headwinds, the U.S. economy continued to show its resilience during the reporting period. Real gross domestic product (GDP) rose an annualized 3.8% during the fourth quarter of 2004 as well as the first quarter of 2005. The rate of corporate profit growth in the first half of 2005 couldn't match the heady 20% gain witnessed in 2004, but the S&P 500(R) put up respectable numbers all the same. Earnings grew at a rate of 7.1% during the first quarter of 2005, with Thomson/First Call forecasting a 6.8% increase for the second quarter.

After reducing the federal funds rate to a 45-year low of 1% in June 2003, the Federal Reserve (the "Fed") reversed course in June 2004 with the first of nine quarter-point hikes. These hikes moved the Fed from the accommodative position that helped revive the economy toward a neutral position. Inflation appeared to remain under control during the period. The Consumer Price Index fell 0.1% in May 2005, while the core rate (excluding volatile food and energy prices) rose only 0.1%. Meanwhile, the Producer Price Index fell 0.6% in May 2005, the largest drop in two years, with the core rate rising a mere 0.1%.

On the employment front, the U.S. economy created an average of 165,000 jobs monthly over the past 12 months. Although this figure does not capture the self-employed, household workers, reservists, or contract employees, we still expected to see higher numbers in the wake of strong overall economic growth. It is becoming increasingly clear that a new employment paradigm is taking hold in the United States. Given ongoing corporate productivity gains, the rise of global outsourcing, and other fundamental shifts in our economy, it may no longer be realistic to expect job creation to exceed current levels even in a recovery.

EQUITIES ENJOY A SECOND STRAIGHT YEAR OF SOLID RETURNS

Equity investors spent the period leading up to November's Presidential election largely on the sidelines. With the race decided, prices soared during the fourth quarter of 2004 and helped lift the broad indices to solid returns. A Bush reelection coupled with a Republican-controlled Congress allayed fears for many that tax rates on dividends and capital gains would return to higher levels.

For the 12 months ended May 31, 2005, the Russell 1000(R) Index of large-cap companies returned 9.42%, while the Russell 2000(R) Index (a leading small cap indicator) returned 9.82%. Energy-related sectors led all others with returns in excess of 30%. Rising domestic and Asian demand, coupled with fear of a long-term secular decline in worldwide production, pushed the price of light sweet crude past $50 a barrel for much of the period. (Oil would subsequently hit the $60 mark on June 23, 2005.)

"ON THE EMPLOYMENT FRONT, THE U.S. ECONOMY CREATED AN AVERAGE OF 165,000 JOBS MONTHLY OVER THE PAST 12 MONTHS."

COMMENTARY PROVIDED BY ALLEGIANT ASSET MANAGEMENT COMPANY

ALLEGIANT MONEY MARKET FUNDS
ECONOMIC AND MARKET OVERVIEW

"GLOBAL PENSION FUND REFORM, DEMOGRAPHICS, AND HEAVY BUYING BY FOREIGN CENTRAL BANKS ARE JUST THREE FACTORS DRIVING THE DEMAND FOR LONG-DATED BONDS."

Early cycle and value-oriented sectors such as industrials and materials were also among the top performers during the reporting period and helped value indices soundly outperform their growth counterparts. For example, the Russell 1000(R) Value Index returned 15.49% versus only 3.33% for the Russell 1000(R) Growth Index for the 12 months ended May 31, 2005. This disparity was mirrored in both the small cap and mid cap universes. Although financials fell far short of double-digit returns, this sector showed surprising durability. Banking stocks benefited in part from the persistence of low long-term rates, which prolonged a mortgage refinancing cycle that had already appeared long in the tooth. Meanwhile, rising real estate prices supported the rich valuations of real estate investment trusts, commonly known as REITs.

For international equity investors, the past year proved even more rewarding. As the reporting period got underway, investor concerns over a potential slowing in China's economic expansion began to recede. China's GDP continued to grow at a 9% clip, and it showed few signs of quenching a deep thirst for oil and the other building blocks of infrastructure. Despite the mild recession that plagued Japan, it benefited from its position as the largest exporter to China.

The euro zone's own anemic 1% growth rate notwithstanding, the combination of attractive valuations and strong corporate profit growth fueled a market rally that gathered steam in the fall. As a result, the Morgan Stanley MSCI EAFE(R) (Europe, Australasia, Far East) Index returned 17.6% in U.S. dollars for the 12 months ended May 31, 2005. A weak dollar certainly contributed to its strong performance, but the EAFE Index still managed a 13.9% return in local terms.

U.S. FIXED INCOME MARKET SHOWS SURPRISING RESILIENCE

Given the general strength of the economy and the Fed's tightening campaign, most observers anticipated a challenging fixed-income market over the past 12 months. Instead, the Lehman U.S. Aggregate Bond Index (a broad measure of the bond market) returned a healthy 6.82% for the 12 months ended May 31, 2005. An expected sustained rise in interest rates (with an attendant drop in bond prices) simply never materialized beyond short-dated securities. Indeed, the yield on the U.S. 10-year Treasury note actually finished the reporting period at a lower level than when it began. From 4.65% on May 31, 2004, the benchmark fell to 3.98% 12 months later. Similarly, yields on the 30-year bond dropped from 5.35% to 4.32%. Fed Chairman Greenspan has called this scenario a "conundrum," although in hindsight the persistence of low yields is perhaps not all that surprising. Global pension fund reform, demographics, and heavy buying by foreign central banks are just three factors driving the demand for long-dated bonds.

According to the U.S. Pension Benefit Guaranty Corporation, the underfunding of U.S. corporate pension plans ballooned to a record $450 billion in 2004. A similar crisis has been unfolding across Western Europe. Pension fund managers have begun to respond to this problem by increasing the fixed-income allocations in their portfolios. In their pursuit of ultra-safe Treasuries, pension funds appear to be trading the potential for higher returns from equities for the ability to match liabilities to assets more accurately. Indeed, the demand for securities that offer a guaranteed--albeit low--rate of return over several decades led both the French and U.K. treasuries to begin offering investors 50-year bonds recently. As for demographics, the first wave of baby boomers now edges closer to retirement. In preparation, this generation born immediately after World War II (Baby Boomers) continues to move more of its assets into fixed income, taking advantage of its lower relative volatility compared to stocks.

Meanwhile, net foreign purchases of U.S. Treasury securities rose to $75.5 billion during the first quarter of 2005, a nearly fivefold increase over the preceding quarter. With the U.S. current account deficit climbing to $195.1 billion for the first three months of 2005, several large trading partners are recycling at least part of their surplus into the perceived safety of U.S. Treasuries. China, which accounts for more than 20% of the U.S. trade deficit on its own, has become perhaps the most visible buyer. However, Saudi Arabia and other OPEC members awash with dollars have been active as well.

ALL EYES REMAIN ON CHINA

As we look to the latter half of 2005, some signs point to moderating growth for the U.S. economy. In May, the Conference Board's closely watched composite index of leading economic indicators fell 0.5%, while the Institute for Supply Management's business index declined. Still, the rate of corporate profit growth should remain steady, with any relief in oil prices providing an extra lift to the bottom line.

The outlook for corporate profits, combined with low bond yields and strong corporate balance sheets, augurs well for U.S. equity prices in the coming year. Low long-term rates tend to support high price-to-earnings ratios, and extra cash should lead to a rise in share repurchases, dividend increases, and other shareholder-friendly actions.

Richard Fisher, president of the Federal Reserve Bank of Dallas, recently noted that the Fed is "in the eighth inning" of its current cycle of fed funds rate increases. Although he didn't rule out extra innings, the Fed is approaching the end of the tightening campaign. We see no threat of rising labor costs, the single-largest driver of inflation. Global outsourcing gives the U.S. economy a ready pool of educated, inexpensive workers for many jobs in a labor shortage, and that should keep costs under control.

Along with the United States, all eyes remain fixed on China to provide a continued boost to the global economy. The euro zone's prospects remain muted; in fact, many observers are waiting to see whether the European Central Bank follows a surprise move by Sweden and cuts its own short-term interest rate. As for Japan, we remain cautiously optimistic. Its economy appears to have turned a corner as wages have stabilized and consumer spending has finally begun to rise.

"...THIS GENERATION BORN IMMEDIATELY AFTER WORLD WAR II (BABY BOOMERS) CONTINUES TO MOVE MORE OF ITS ASSETS INTO FIXED INCOME, TAKING ADVANTAGE OF ITS LOWER RELATIVE VOLATILITY COMPARED TO STOCKS."

ALLEGIANT MONEY MARKET FUNDS
SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as a percentage of total investments for each Allegiant Money Market Fund as of May 31, 2005.

--------------------------------------------------------------------------------
                          GOVERNMENT MONEY MARKET FUND

Repurchase Agreements                                                      36.6%
Federal Home Loan Bank                                                     21.0
Federal National Mortgage Association                                      17.9
Federal Home Loan Mortgage Corporation                                     14.5
Federal Farm Credit Bank                                                    9.6
Money Market Fund                                                           0.4
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND

Commercial Paper                                                           47.7%
Repurchase Agreements                                                      16.3
U.S. Government Agency Obligations                                         16.1
Corporate Bonds                                                            11.9
Certificates of Deposit                                                     6.9
Municipal Securities                                                        1.0
Money Market Fund                                                           0.1
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OHIO MUNICIPAL MONEY MARKET FUND

Education Revenue Bonds                                                    30.6%
General Obligation Bonds                                                   13.6
Pollution Control Revenue Bonds                                            11.3
Anticipation Notes                                                          9.0
Hospital/Nursing Homes Revenue Bonds                                        8.3
Water/Sewer Revenue Bonds                                                   8.1
Industrial Development Revenue Bonds                                        7.6
Transportation Revenue Bonds                                                3.5
Tax Exempt Commercial Paper                                                 3.2
Other Revenue Bonds                                                         2.4
Retirement Community Revenue Bonds                                          1.6
Public Facilities Revenue Bonds                                             0.5
Money Market Funds                                                          0.3
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

Education Revenue Bonds                                                    25.5%
Hospital/Nursing Home Revenue Bonds                                        19.2
Industrial Development Revenue Bonds                                       17.3
Public Purpose Revenue Bonds                                               14.0
Tax Exempt Commercial Paper                                                 8.3
Pollution Control Revenue Bonds                                             6.7
General Obligation Bonds                                                    4.7
Retirement Community Revenue Bonds                                          3.0
Water/Sewer Revenue Bonds                                                   0.8
Money Market Funds                                                          0.5
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          TAX EXEMPT MONEY MARKET FUND

Education Revenue Bonds                                                    30.8%
Hospital/Nursing Home Revenue Bonds                                        12.8
Industrial Development Revenue Bonds                                       12.8
Tax Exempt Commercial Paper                                                 8.6
Public Facilities Revenue Bonds                                             6.3
Anticipation Notes                                                          6.2
General Obligation Bonds                                                    6.2
Pollution Control Revenue Bonds                                             5.1
Public Purpose Revenue Bonds                                                4.9
Water/Sewer Revenue Bonds                                                   3.3
Transportation Revenue Bonds                                                1.5
Retirement Community Revenue Bonds                                          1.1
Money Market Funds                                                          0.4
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           TREASURY MONEY MARKET FUND

U.S. Treasury Bills                                                        99.2%
Money Market Funds                                                          0.8
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------

                                                    ALLEGIANT MONEY MARKET FUNDS
                                                    EXPLANATION OF EXPENSE TABLE

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table provided on the following page is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2004 to May 31, 2005).

The Expense Table illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund's actual return - the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

THE EXPENSES SHOWN IN THE EXPENSE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS ONLY AND DO NOT REFLECT ANY TRANSACTIONAL COSTS, SUCH AS CONTINGENT DEFERRED SALES CHARGES WHICH MAY APPLY TO REDEMPTIONS OF CLASS B SHARES AND CLASS C SHARES OF THE MONEY MARKET FUND AND WHICH ARE DESCRIBED IN THE PROSPECTUS. THEREFORE, THE INFORMATION IN THE SECTION LABELED "HYPOTHETICAL" IS USEFUL IN COMPARING ONGOING COSTS ONLY, AND WILL NOT HELP YOU DETERMINE THE RELATIVE TOTAL COSTS OF OWNING OTHER FUNDS. IF THESE TRANSACTIONAL COSTS WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. THE "ANNUALIZED EXPENSE RATIO" REFLECTS THE ACTUAL EXPENSES FOR THE PERIOD (DECEMBER 1, 2004 TO MAY 31, 2005), AND MAY BE DIFFERENT FROM THE EXPENSE RATIO IN THE FINANCIAL HIGHLIGHTS WHICH IS FOR THE YEAR ENDED MAY 31, 2005.

ALLEGIANT MONEY MARKET FUNDS
EXPENSE TABLE

------------------------------------------------------------------------------------------------------------------
                                                   EXPENSE TABLE
------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING       ENDING
                                                       ACCOUNT VALUE  ACCOUNT VALUE   ANNUALIZED    EXPENSES PAID
ACTUAL                                                    12/1/04        5/31/05    EXPENSE RATIO   DURING PERIOD+
------------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class I                   $1,000.00      $1,010.50       0.43%           $2.16
------------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class A                    1,000.00       1,009.20       0.68%           $3.41
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class I                               1,000.00       1,010.70       0.41%           $2.06
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class A                               1,000.00       1,009.50       0.66%           $3.31
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class B                               1,000.00       1,005.90       1.38%           $6.90
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class C                               1,000.00       1,005.80       1.38%           $6.90
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund - Class I                1,000.00       1,008.70       0.33%           $1.65
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund - Class A                1,000.00       1,007.50       0.58%           $2.90
------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund - Class I       1,000.00       1,008.70       0.33%           $1.65
------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund - Class A       1,000.00       1,007.40       0.58%           $2.90
------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund - Class I                    1,000.00       1,008.50       0.32%           $1.60
------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund - Class A                    1,000.00       1,007.30       0.57%           $2.85
------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund - Class I                      1,000.00       1,009.70       0.41%           $2.05
------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund - Class A                      1,000.00       1,008.40       0.66%           $3.30
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL++
------------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class I                    1,000.00       1,022.86       0.43%           $2.17
------------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class A                    1,000.00       1,021.61       0.68%           $3.43
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class I                               1,000.00       1,022.96       0.41%           $2.07
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class A                               1,000.00       1,021.71       0.66%           $3.33
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class B                               1,000.00       1,018.12       1.38%           $6.94
------------------------------------------------------------------------------------------------------------------
Money Market Fund - Class C                               1,000.00       1,018.12       1.38%           $6.94
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund - Class I                1,000.00       1,023.35       0.33%           $1.66
------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund - Class A                1,000.00       1,022.11       0.58%           $2.92
------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund - Class I       1,000.00       1,023.35       0.33%           $1.66
------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund - Class A       1,000.00       1,022.11       0.58%           $2.92
------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund - Class I                    1,000.00       1,023.40       0.32%           $1.61
------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund - Class A                    1,000.00       1,022.16       0.57%           $2.87
------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund - Class I                      1,000.00       1,022.96       0.41%           $2.07
------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund - Class A                      1,000.00       1,021.71       0.66%           $3.33
------------------------------------------------------------------------------------------------------------------

 + Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

++    Assumes annual return of 5% before expenses.

                                                    ALLEGIANT MONEY MARKET FUNDS
                                              TRUSTEES AND OFFICERS OF THE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NUMBER OF
                                                             PRINCIPAL                                                 PORTFOLIOS
                                                             OCCUPATION(S)                                               IN THE
                                POSITION(S)        LENGTH    DURING PAST 5 YEARS/                                     FUND COMPLEX
NAME, ADDRESS(1)               HELD WITH THE      OF TIME    OTHER DIRECTORSHIPS(3)                                     OVERSEEN
AGE                                TRUST         SERVED(2)   HELD BY BOARD MEMBER                                     BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary               Chairman of the      Since     Retired; Co-Chairman of Ernst & Young, April 1984 to          30
71                               Board and        February   September 1993; Director, Strategic Distribution, Inc.,
                                  Trustee           1996     since January 1999; Director, Commercial Metals
                                                             Company since March 2001.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                   Trustee          Since     President and CEO, Kittle's Home Furnishings Center,          30
61                                                November   Inc., since January 2002; President and Chief Operating
                                                    1993     Officer, Kittle's Home Furnishings Center, Inc., from
                                                             January 1982 through January 2002; Partner, Kittle's
                                                             Bloomington Properties LLC, from January 1981
                                                             through 2003; partner, KK&D LLC, from January 1989
                                                             through 2003; partner, KK&D II LLC, from February
                                                             1998 through 2003 (affiliated real estate companies of
                                                             Kittle's Home Furnishings Center, Inc.).
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                 Trustee          Since     Retired; Chairman, President and CEO, Centerior               30
68                                                November   Energy (electric utility), March 1992 to October 1997.
                                                    1997
-----------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                  Trustee          Since     Dean Emeritus, Gatton College of Business and                 30
66                                               June 1990   Economics, University of Kentucky, since June 2003;
                                                             Garvice D. Kincaid Professor of Finance, since 1981;
                                                             Dean, Gatton College of Business and Economics,
                                                             University of Kentucky, 1981-2003.
-----------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                Trustee          Since     Retired; Executive Vice President and General Counsel,        30
67                                               July 1997   Eaton Corporation (global manufacturing), 1991 to
                                                             March 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Dale C. LaPorte                   Trustee          Since     Partner, Calfee, Halter & Griswold LLP (law firm),            30
63                                               April 2005  since January 1974; Chairman of Executive Committee of Calfee, Halter & Griswold LLP, from January 2000
                                                             through December 2004.
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                 Trustee          Since     Chairman and CEO, Edward Howard & Co. (public                 30
46                                                 August    relations agency), since 2001; CEO, Edward Howard
                                                    2002     & Co., 2000-2001; Vice President/Senior Vice
                                                             President, Edward Howard & Co., 1992-2000.
-----------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                 Trustee          Since     Retired; President and CEO, Whayne Supply Co.                 30
66                                                May 1993   (engine and heavy equipment distribution), 1986 to
                                                             February 2005.
-----------------------------------------------------------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUNDS
TRUSTEES AND OFFICERS OF THE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NUMBER OF
                                                             PRINCIPAL                                                 PORTFOLIOS
                                                             OCCUPATION(S)                                               IN THE
                                POSITION(S)        LENGTH    DURING PAST 5 YEARS/                                     FUND COMPLEX
NAME, ADDRESS(1)               HELD WITH THE      OF TIME    OTHER DIRECTORSHIPS(3)                                     OVERSEEN
AGE                                TRUST         SERVED(2)   HELD BY BOARD MEMBER                                     BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
John G. Breen (5)                  Trustee          Since    Retired; Chairman and CEO, The Sherwin Williams               30
71                                                 August    Co., until May 2000; Director, Goodyear Tire &
                                                    2002     Rubber Co.; Director, The Stanley Works.
-----------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr. (5)    President, Chief     Since    Executive Vice President, National City Corporation           30
52                            Legal Officer and   November   (bank holding company), since July 1997; Chairman,
                                   Trustee          1997     NatCity Investments, Inc. (investment banking), since
                                                             July 1995; President and CEO, National City Bank,
                                                             Florida, since September 2004.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr (6)             Senior Vice        Since    Senior Vice President (formerly Vice President),              N/A
200 Public Square, 5th Floor   President, Chief   February   National City Bank, and Managing Director, Allegiant
Cleveland, OH 44114             Administrative      2003     Asset Management Group (formerly, Armada Funds
50                            Officer and Chief              Group), since June 1999; Managing Director, Allegiant
                                  Compliance                 Asset Management Company (formerly, National City
                                   Officer                   Investment Management Company), since May 1996.
-----------------------------------------------------------------------------------------------------------------------------------
Audrey C. Talley (6)              Secretary         Since    Partner, Drinker Biddle & Reath LLP, Philadelphia,            N/A
One Logan Square                                  February   Pennsylvania (law firm).
18th and Cherry Streets                             2005
Philadelphia, PA 19103-6996
51
-----------------------------------------------------------------------------------------------------------------------------------
Dennis J. Westley (6)             Treasurer         Since    Senior Vice President and Managing Director,                  N/A
103 Bellevue Parkway                              May 2003   Accounting and Administration, PFPC Inc., since July
Wilmington, DE 19809                                         2001; Vice President and Accounting Director, PFPC
46                                                           Inc., 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------------------
John Kernan (6)                   Assistant         Since    Vice President, National City Bank, and Managing              N/A
200 Public Square, 5th Floor      Treasurer       February   Director of Fund Administration, Allegiant Asset
Cleveland, OH 44114                                 2005     Management Group (formerly, Armada Funds Group),
39                                                           since July 2004; Vice President and Senior Director of
                                                             Fund Administration, State Street Bank and Trust
                                                             Company, 1998 to 2004.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee can be contacted by writing to Allegiant Funds, c/o John Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(3) Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

(4) The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its affiliates serves as investment adviser including Allegiant Funds ("Allegiant") and Allegiant Advantage Fund ("Advantage"). In addition to Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the Trustees includes 29 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

(5) Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of Allegiant because
      (1) he is Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, (3) he is the Chairman of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser, and (4) he is the President and CEO of National City Bank, Florida, an affiliate of the Adviser.

(6) Ms. Barr, Ms. Talley, Mr. Westley and Mr. Kernan also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 until February 2003.
--------------------------------------------------------------------------------

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

                                                    ALLEGIANT MONEY MARKET FUNDS
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ALLEGIANT FUNDS

We have audited the accompanying statements of net assets of Allegiant Government Money Market Fund, Allegiant Money Market Fund, Allegiant Ohio
Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund, Allegiant Tax Exempt Money Market Fund, and Allegiant Treasury Money Market Fund (the "Funds") (each a portfolio of Allegiant Funds, formerly Armada Funds) and the statement of assets and liabilities of Allegiant Treasury Money Market Fund as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania

July 22, 2005

ALLEGIANT MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS

                                              SELECTED PER SHARE DATA AND RATIOS
                          FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RATIO OF NET
                                                                                                                        INVESTMENT
                                                                                                            RATIO OF      INCOME
                                   DIVIDENDS                                                RATIO OF NET    EXPENSES      (LOSS)
            NET ASSET                FROM      NET ASSET                         RATIO OF    INVESTMENT    TO AVERAGE   TO AVERAGE
              VALUE,      NET         NET        VALUE,           NET ASSETS   EXPENSES TO     INCOME      NET ASSETS   NET ASSETS
            BEGINNING  INVESTMENT  INVESTMENT     END     TOTAL   END OF YEAR    AVERAGE     TO AVERAGE   (BEFORE FEE  (BEFORE FEE
             OF YEAR     INCOME      INCOME     OF YEAR   RETURN     (000)      NET ASSETS   NET ASSETS     WAIVERS)     WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.02+      $(0.02)     $1.00     1.58%  $  724,656       0.44%        1.43%         0.54%        1.33%
2004           1.00       0.01+      (0.01)       1.00     0.65    1,554,598       0.42         0.65          0.52         0.55
2003           1.00       0.01+      (0.01)       1.00     1.15    1,966,487       0.41         1.16          0.51         1.06
2002           1.00       0.02+      (0.02)       1.00     2.43    2,195,174       0.39         2.31          0.49         2.21
2001           1.00       0.06       (0.06)       1.00     5.88    1,557,596       0.37         5.62          0.52         5.47

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.33%  $  441,606       0.69%        1.18%         0.79%        1.08%
2004           1.00       0.00*+     (0.00)*      1.00     0.40      388,023       0.67         0.40          0.77         0.30
2003           1.00       0.01+      (0.01)       1.00     0.89      593,867       0.66         0.91          0.76         0.81
2002           1.00       0.02+      (0.02)       1.00     2.17      782,102       0.64         2.06          0.74         1.96
2001           1.00       0.06       (0.06)       1.00     5.67      650,803       0.57         5.42          0.72         5.27

-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND(1)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.02+      $(0.02)     $1.00     1.62%  $2,373,840       0.42%        1.57%         0.52%        1.47%
2004           1.00       0.01+      (0.01)       1.00     0.67    2,920,107       0.43         0.68          0.53         0.58
2003           1.00       0.01+      (0.01)       1.00     1.19    3,646,585       0.40         1.19          0.50         1.09
2002           1.00       0.02+      (0.02)       1.00     2.41    3,533,294       0.40         2.33          0.50         2.23
2001           1.00       0.06       (0.06)       1.00     5.96    3,342,689       0.38         5.78          0.53         5.63

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.37%  $  734,047       0.67%        1.32%         0.77%        1.22%
2004           1.00       0.00*+     (0.00)*      1.00     0.43      902,676       0.68         0.43          0.78         0.33
2003           1.00       0.01+      (0.01)       1.00     0.94    1,097,776       0.65         0.94          0.75         0.84
2002           1.00       0.02+      (0.02)       1.00     2.16    1,763,870       0.65         2.08          0.75         1.98
2001           1.00       0.06       (0.06)       1.00     5.74    2,030,360       0.58         5.58          0.73         5.43

CLASS B
2005          $1.00      $0.01+      $(0.01)     $1.00     0.94%  $    1,126       1.09%        0.90%         1.49%        0.50%
2004           1.00       0.00*+     (0.00)*      1.00     0.43        1,129       0.68         0.43          1.48        (0.37)
2003           1.00       0.01+      (0.01)       1.00     0.60        1,789       0.95         0.64          1.46         0.13
2002           1.00       0.02+      (0.02)       1.00     1.44        1,332       1.36         1.37          1.46         1.27
2001           1.00       0.05       (0.05)       1.00     4.96          970       1.33         4.83          1.43         4.73

CLASS C
2005          $1.00      $0.01+      $(0.01)     $1.00     0.94%  $      685       1.09%        0.90%         1.49%        0.50%
2004           1.00       0.00*+     (0.00)*      1.00     0.42          671       0.68         0.43          1.48        (0.37)
2003           1.00       0.01+      (0.01)       1.00     0.60        1,283       0.95         0.64          1.46         0.13
2002           1.00       0.02+      (0.02)       1.00     1.45          218       1.36         1.37          1.46         1.27
2001(2)        1.00       0.02       (0.02)       1.00     2.43           39       1.33         4.62          1.43         4.52

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(1) THE CAPITAL INFUSIONS DESCRIBED IN NOTE 8 IN NOTES TO FINANCIAL STATEMENTS RESULTED IN A $0.001, $0.003, $0.001 AND $0.000 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS I, CLASS A, CLASS B AND CLASS C, RESPECTIVELY. THE CAPITAL INFUSIONS WERE PROVIDED IN ORDER TO ELIMINATE THE POTENTIAL DEVIATION IN THE FUND'S NET ASSET VALUE OF $1.00 PER SHARE CAUSED BY ACCUMULATED NET REALIZED LOSSES. THIS CONTRIBUTION HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

(2) MONEY MARKET FUND CLASS C COMMENCED OPERATIONS ON NOVEMBER 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RATIO OF NET
                                                                                                                        INVESTMENT
                                                                                                            RATIO OF      INCOME
                                   DIVIDENDS                                                RATIO OF NET    EXPENSES      (LOSS)
            NET ASSET                FROM      NET ASSET                         RATIO OF    INVESTMENT    TO AVERAGE   TO AVERAGE
              VALUE,      NET         NET        VALUE,           NET ASSETS   EXPENSES TO     INCOME      NET ASSETS   NET ASSETS
            BEGINNING  INVESTMENT  INVESTMENT     END     TOTAL   END OF YEAR    AVERAGE     TO AVERAGE   (BEFORE FEE  (BEFORE FEE
             OF YEAR     INCOME      INCOME     OF YEAR   RETURN     (000)      NET ASSETS   NET ASSETS     WAIVERS)     WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.01+      $(0.01)     $1.00     1.38%  $  304,362       0.33%        1.40%         0.53%        1.20%
2004           1.00       0.01+      (0.01)       1.00     0.70      238,433       0.34         0.70          0.54         0.50
2003           1.00       0.01+      (0.01)       1.00     1.06      262,692       0.32         1.05          0.52         0.85
2002           1.00       0.02+      (0.02)       1.00     1.77      185,180       0.31         1.72          0.51         1.52
2001           1.00       0.04       (0.04)       1.00     3.71      176,937       0.33         3.62          0.58         3.37

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.12%  $   55,348       0.58%        1.15%         0.78%        0.95%
2004           1.00       0.00*+     (0.00)*      1.00     0.45       48,535       0.59         0.45          0.79         0.25
2003           1.00       0.01+      (0.01)       1.00     0.81       52,040       0.57         0.80          0.77         0.60
2002           1.00       0.02+      (0.02)       1.00     1.55       57,544       0.53         1.50          0.73         1.30
2001           1.00       0.03       (0.03)       1.00     3.55       48,771       0.48         3.47          0.73         3.22

-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.01+      $(0.01)     $1.00     1.35%  $   93,325       0.34%        1.33%         0.59%        1.08%
2004           1.00       0.01+      (0.01)       1.00     0.69       97,248       0.34         0.69          0.59         0.44
2003           1.00       0.01+      (0.01)       1.00     1.07      100,585       0.30         1.06          0.55         0.81
2002           1.00       0.02+      (0.02)       1.00     1.76      112,169       0.34         1.69          0.59         1.44
2001           1.00       0.04       (0.04)       1.00     3.65       99,711       0.35         3.61          0.65         3.31

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.10%  $   39,357       0.59%        1.08%         0.84%        0.83%
2004           1.00       0.00*+     (0.00)*      1.00     0.43      104,046       0.59         0.44          0.84         0.19
2003           1.00       0.01+      (0.01)       1.00     0.82       88,615       0.55         0.81          0.80         0.56
2002           1.00       0.02+      (0.02)       1.00     1.54       61,754       0.56         1.47          0.81         1.22
2001           1.00       0.03       (0.03)       1.00     3.49       63,372       0.50         3.46          0.80         3.16

-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.01+      $(0.01)     $1.00     1.36%  $  436,206       0.33%        1.35%         0.53%        1.15%
2004           1.00       0.01+      (0.01)       1.00     0.68      426,256       0.33         0.68          0.53         0.48
2003           1.00       0.01+      (0.01)       1.00     1.04      545,100       0.31         1.03          0.51         0.83
2002           1.00       0.02+      (0.02)       1.00     1.74      539,093       0.30         1.70          0.50         1.50
2001           1.00       0.04       (0.04)       1.00     3.67      565,973       0.28         3.61          0.53         3.36

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.10%  $  137,814       0.58%        1.10%         0.78%        0.90%
2004           1.00       0.00*+     (0.00)*      1.00     0.43      222,193       0.58         0.43          0.78         0.23
2003           1.00       0.01+      (0.01)       1.00     0.79      267,874       0.56         0.78          0.76         0.58
2002           1.00       0.02+      (0.02)       1.00     1.52      289,510       0.52         1.48          0.72         1.28
2001           1.00       0.03       (0.03)       1.00     3.52      252,955       0.43         3.46          0.68         3.21

ALLEGIANT MONEY MARKET FUNDS                  SELECTED PER SHARE DATA AND RATIOS
FINANCIAL HIGHLIGHTS                                  FOR THE YEARS ENDED MAY 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RATIO OF NET
                                                                                                                        INVESTMENT
                                                                                                            RATIO OF      INCOME
                                   DIVIDENDS                                                RATIO OF NET    EXPENSES      (LOSS)
            NET ASSET                FROM      NET ASSET                         RATIO OF    INVESTMENT    TO AVERAGE   TO AVERAGE
              VALUE,      NET         NET        VALUE,           NET ASSETS   EXPENSES TO     INCOME      NET ASSETS   NET ASSETS
            BEGINNING  INVESTMENT  INVESTMENT     END     TOTAL   END OF YEAR    AVERAGE     TO AVERAGE   (BEFORE FEE  (BEFORE FEE
             OF YEAR     INCOME      INCOME     OF YEAR   RETURN     (000)      NET ASSETS   NET ASSETS     WAIVERS)     WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2005          $1.00      $0.01+      $(0.01)     $1.00     1.43%  $  196,930       0.43%        1.17%         0.48%        1.12%
2004           1.00       0.01+      (0.01)       1.00     0.54      578,023       0.43         0.54          0.48         0.49
2003           1.00       0.01+      (0.01)       1.00     1.07      636,837       0.41         1.04          0.46         0.99
2002           1.00       0.02+      (0.02)       1.00     2.23      468,283       0.40         2.12          0.45         2.07
2001           1.00       0.05       (0.05)       1.00     5.39      365,605       0.43         5.24          0.53         5.14

CLASS A
2005          $1.00      $0.01+      $(0.01)     $1.00     1.17%  $   16,649       0.68%        0.92%         0.73%        0.87%
2004           1.00       0.00*+     (0.00)*      1.00     0.29       24,611       0.68         0.29          0.73         0.24
2003           1.00       0.01+      (0.01)       1.00     0.82       14,890       0.66         0.79          0.71         0.74
2002           1.00       0.02+      (0.02)       1.00     1.98       17,270       0.65         1.87          0.70         1.82
2001           1.00       0.05       (0.05)       1.00     5.17       62,598       0.63         5.04          0.73         4.94

--------------------------------------------------------------------------------
*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                          ALLEGIANT GOVERNMENT MONEY MARKET FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005

-------------------------------------------------------------------------------------
                                                                PAR          VALUE
                                                               (000)         (000)
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 62.9%
FEDERAL FARM CREDIT BANK -- 9.6%
   Federal Farm Credit Bank (FRN)
      2.981%, 06/01/05                                      $   25,000   $    25,000
      3.020%, 06/10/05                                          25,000        25,000
      2.980%, 06/15/05                                          25,000        25,000
      2.990%, 10/20/05                                          20,000        19,998
      3.010%, 09/29/06                                          15,000        14,994
      2.999%, 10/04/06                                           2,000         1,999
                                                                         -----------
                                                                             111,991
-------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 20.9%
   Federal Home Loan Bank (FRN)
      2.875%, 09/12/05                                           1,100         1,100
      2.990%, 09/16/05                                          10,000         9,999
      2.985%, 10/05/05                                          15,000        14,998
      3.148%, 05/16/06                                          26,000        25,983
   Federal Home Loan Bank (MTN)
      1.625%, 06/15/05                                          16,950        16,943
      1.520%, 07/14/05                                           7,100         7,088
      1.450%, 07/22/05                                           8,000         7,984
      4.875%, 08/15/05                                           4,650         4,665
      3.250%, 08/15/05                                          25,000        25,005
      3.000%, 08/15/05                                          47,765        47,754
      5.590%, 09/09/05                                           9,325         9,383
      2.375%, 09/29/05                                          14,090        14,046
      5.450%, 10/19/05                                           2,000         2,016
      2.500%, 11/02/05                                          13,300        13,248
      2.500%, 11/15/05                                           5,535         5,513
      2.125%, 11/15/05                                           7,150         7,110
      2.500%, 12/15/05                                          16,590        16,511
      1.700%, 12/30/05                                          15,030        14,877
                                                                         -----------
                                                                             244,223
-------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.5%
   Federal Home Loan Mortgage Corporation
      (DN)+
      2.710%, 06/17/05                                          15,000        14,982
      2.905%, 06/30/05                                          27,868        27,803
      2.930%, 07/06/05                                          26,700        26,625
      3.135%, 09/06/05                                          10,000         9,916
      3.140%, 09/13/05                                          15,000        14,864
   Federal Home Loan Mortgage Corporation
      (FRN)
      2.925%, 09/09/05                                          20,000        20,002
   Federal Home Loan Mortgage Corporation
      (MTN)
      7.000%, 07/15/05                                          30,000        30,138
      1.500%, 08/15/05                                           5,000         4,982
      2.875%, 09/15/05                                          10,000         9,989
      2.125%, 11/15/05                                           9,476         9,422
                                                                         -----------
                                                                             168,723
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                            PAR (000)/
                                                              NUMBER         VALUE
                                                             OF SHARES       (000)
-------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
   Federal National Mortgage Association (DN)+
      2.702%, 06/01/05                                      $   11,800   $    11,800
      2.680%, 06/02/05                                          10,000         9,999
      2.837%, 06/08/05                                          15,000        14,992
      2.790%, 07/13/05                                          20,000        19,935
      3.145%, 08/17/05                                          10,000         9,933
      3.140%, 08/24/05                                          12,831        12,737
   Federal National Mortgage Association (FRN)
      2.990%, 08/17/05                                          15,000        14,999
      2.983%, 08/29/05                                          15,000        14,998
      2.820%, 09/06/05                                          15,000        14,996
      2.990%, 10/03/05                                          25,000        24,995
      3.179%, 05/22/06                                          10,000         9,996
      2.825%, 09/07/06                                          15,000        14,990
   Federal National Mortgage Association (MTN)
      7.000%, 07/15/05                                          10,000        10,046
      1.875%, 09/15/05                                          10,000         9,960
      6.000%, 12/15/05                                          14,000        14,187
                                                                         -----------
                                                                             208,563
-------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $733,500)                                                           733,500
-------------------------------------------------------------------------------------
MONEY MARKET FUND -- 0.4%
   Goldman Sachs Financial Square
      Government Money Market Fund                           4,369,248         4,369
-------------------------------------------------------------------------------------
Total Money Market Fund (Cost $4,369)                                          4,369
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 36.6%
   Bank of America
      3.070% (dated 05/31/05, due 06/01/05,
      repurchase price $193,016,459, collateralized
      by Federal National Mortgage Association
      Bonds, 6.000% due 04/01/35: total market
      value $196,860,001)                                   $  193,000       193,000
   Greenwich Capital
      3.070% (dated 05/31/05, due 06/01/05,
      repurchase price $184,015,691, collateralized
      by Federal Home Loan Mortgage
      Corporation Bonds and Federal National
      Mortgage Association Bonds, 3.567% to
      5.376% due 11/01/27 to 06/01/35: total
      market value $187,681,847)                               184,000       184,000
   Morgan Stanley
      3.060% (dated 05/31/05, due 06/01/05,
      repurchase price $50,004,250, collateralized
      by various Federal National Mortgage
      Association Bonds, 4.500% to 6.500%
      due 09/01/14 to 05/01/35: total market
      value $51,243,510)                                        50,000        50,000
-------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $427,000)                                  427,000
-------------------------------------------------------------------------------------
Total Investments -- 99.9% (Cost $1,164,869)*                              1,164,869
-------------------------------------------------------------------------------------

ALLEGIANT GOVERNMENT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-------------------------------------------------------------------------------------
                                                                            VALUE
                                                                            (000)
-------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.1%
   Dividends Payable
      Class I                                                            $    (1,588)
      Class A                                                                   (667)
   Investment Advisory Fees Payable                                             (252)
   12b-1 Fees Payable
      Class I                                                                     (5)
      Class A                                                                    (38)
   Administration Fees Payable                                                   (67)
   Custody Fees Payable                                                          (10)
   Trustee Fees Payable                                                          (55)
   Other                                                                       4,075
-------------------------------------------------------------------------------------

Total Other Assets & Liabilities                                               1,393
-------------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                               $ 1,166,262
-------------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                        $ 1,166,289
Accumulated net realized loss on investments                                     (27)
-------------------------------------------------------------------------------------

Total Net Assets                                                         $ 1,166,262
-------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($724,656,186 / 724,631,590
   outstanding shares of beneficial interest)                            $      1.00
-------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($441,606,128 / 441,636,606
   outstanding shares of beneficial interest)                            $      1.00
-------------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

+     THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

DN  -- DISCOUNT NOTE

FRN -- FLOATING RATE NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005,
       AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE. THE RATE FLOATS BASED ON A PREDETERMINED INDEX.

MTN -- MEDIUM TERM NOTE

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     ALLEGIANT MONEY MARKET FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005

-----------------------------------------------------------------------------------------
                                                                    PAR          VALUE
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER+ -- 47.8%
BANKS -- 9.2%
   ANZ Inc.
      2.740%, 06/08/05                                          $   30,000   $    29,984
      3.010%, 07/06/05                                              30,000        29,912
   Danske Bank
      2.740%, 06/06/05                                              30,000        29,989
      3.110%, 08/02/05                                              15,000        14,920
   Lloyds Bank PLC
      3.160%, 09/06/05                                              33,000        32,719
   Rabobank USA Financial
      2.945%, 06/21/05                                              30,000        29,951
   Royal Bank of Scotland
      3.030%, 07/05/05                                              30,000        29,914
   Societe Generale North America
      3.100%, 07/25/05                                              30,000        29,860
   Svenska Handelsbanken
      2.785%, 06/17/05                                              30,000        29,963
      3.045%, 07/20/05                                              30,000        29,876
                                                                             -----------
                                                                                 287,088
-----------------------------------------------------------------------------------------
FINANCE-AUTOMOTIVE -- 1.0%
   FCAR Owners Trust
      2.750%, 06/03/05                                              12,000        11,998
      2.860%, 06/06/05                                              18,000        17,993
                                                                             -----------
                                                                                  29,991
-----------------------------------------------------------------------------------------
FINANCIAL CONDUITS -- 19.4%
   Amstel Funding
      2.860%, 06/07/05                                              14,000        13,993
      2.850%, 06/17/05                                              17,719        17,696
      3.110%, 07/25/05                                              10,367        10,319
      3.380%, 11/23/05                                              18,000        17,704
   Atlantis One Funding
      3.050%, 07/20/05                                              14,035        13,977
      3.120%, 08/04/05                                              15,000        14,917
   Edison Asset Securitization LLC
      2.930%, 06/13/05                                              30,000        29,971
   Fountain Square Funding
      3.160%, 08/15/05                                               5,685         5,648
      3.200%, 08/23/05                                              25,000        24,815
   Galaxy Funding
      3.020%, 07/06/05                                              18,000        17,947
      3.050%, 07/11/05                                              14,000        13,952
   Gemini Securitization
      2.840%, 06/03/05                                              30,000        29,995
      3.120%, 07/29/05                                              33,000        32,834
   Giro Funding
      3.110%, 07/15/05                                              30,000        29,886
   Liberty Street Funding
      3.170%, 08/15/05                                               4,700         4,669
   Market Street Funding
      3.070%, 07/11/05                                              30,000        29,898
   Mont Blanc Capital
      3.220%, 08/25/05                                              10,620        10,539
   Old Line Funding
      3.000%, 06/02/05                                               8,000         7,999

-----------------------------------------------------------------------------------------
                                                                    PAR          VALUE
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
   Park Avenue
      3.020%, 06/20/05                                          $   30,000   $    29,952
   Perry Global Funding LLC
      2.980%, 06/20/05                                              25,000        24,961
      3.150%, 08/10/05                                              20,000        19,877
   Preferred Receivables Funding
      3.180%, 08/22/05                                              20,000        19,855
      3.230%, 08/29/05                                              10,000         9,920
   Public Square Funding
      3.150%, 07/26/05                                              16,000        15,923
   Three Pillars Funding
      3.030%, 06/02/05                                              15,000        14,999
      3.030%, 06/14/05                                              10,057        10,046
   Three Rivers Funding
      3.030%, 06/15/05                                              30,000        29,965
      3.030%, 06/28/05                                               7,200         7,184
      3.050%, 07/05/05                                              11,779        11,745
   Variable Funding Capital
      3.080%, 07/20/05                                              30,000        29,874
      3.120%, 07/25/05                                              30,000        29,860
   Yorktown Capital LLC
      3.050%, 06/03/05                                              13,085        13,083
      2.960%, 06/17/05                                              10,979        10,965
                                                                             -----------
                                                                                 604,968
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.3%
   Abbey National Treasury Services
      3.155%, 08/19/05                                              30,000        29,792
   Allianz Finance
      2.930%, 06/03/05                                              30,000        29,995
      2.870%, 06/07/05                                              32,500        32,484
   American Express
      3.150%, 08/08/05                                              30,000        29,822
   Citigroup
      3.080%, 07/15/05                                              20,000        19,925
   Dexia Delaware LLC
      2.870%, 06/08/05                                              30,000        29,983
      3.120%, 08/04/05                                              30,000        29,834
   HBOS Treasury Services
      3.230%, 07/29/05                                              25,000        25,003
   ING Funding LLC
      2.970%, 06/20/05                                              10,000         9,984
      3.060%, 08/04/05                                              16,000        15,913
      3.170%, 08/08/05                                              14,000        13,916
   KFW International Finance
      3.060%, 07/22/05                                              24,255        24,150
      3.170%, 09/06/05                                               6,000         5,949
      3.190%, 09/07/05                                              19,000        18,835
   National Rural Utilities Cooperative
      Finance
      3.010%, 06/06/05                                              30,000        29,988
   UBS Finance
      2.990%, 07/14/05                                              30,000        29,893
      3.190%, 09/06/05                                               7,300         7,237
                                                                             -----------
                                                                                 382,703
-----------------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-----------------------------------------------------------------------------------------
                                                                    PAR          VALUE
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.0%
   Nestle Capital
      3.180%, 09/09/05                                          $   30,000   $    29,735
-----------------------------------------------------------------------------------------
FOREIGN INDUSTRIAL -- 1.9%
   Siemens Capital
      3.040%, 07/01/05                                              30,000        29,924
      2.990%, 07/01/05                                              30,000        29,925
                                                                             -----------
                                                                                  59,849
-----------------------------------------------------------------------------------------
INDUSTRIAL -- 2.0%
   Illinois Tool Works
      3.000%, 06/20/05                                              31,000        30,951
   PACCAR Financial
      3.110%, 08/04/05                                              16,700        16,608
      3.150%, 08/18/05                                              14,000        13,904
                                                                             -----------
                                                                                  61,463
-----------------------------------------------------------------------------------------
RETAIL -- 1.0%
   Wal-Mart Funding
      3.010%, 06/21/05                                              30,000        29,950
-----------------------------------------------------------------------------------------

Total Commercial Paper (Cost $1,485,747)                                       1,485,747
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.1%
FEDERAL FARM CREDIT BANK -- 0.6%
   Federal Farm Credit Bank (FRN)
      3.010%, 09/29/06                                              19,000        18,993
-----------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 2.6%
   Federal Home Loan Bank (DN)+
      3.180%, 09/23/05                                              15,400        15,245
   Federal Home Loan Bank (FRN)
      3.115%, 05/10/06                                              19,300        19,293
      3.148%, 05/16/06                                              25,000        24,982
   Federal Home Loan Bank (MTN)
      3.000%, 08/15/05                                              21,200        21,203
                                                                             -----------
                                                                                  80,723
-----------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 6.5%
   Federal Home Loan Mortgage Corporation (DN)+
      2.800%, 06/01/05                                              20,000        20,000
      2.665%, 06/06/05                                              21,274        21,266
      2.710%, 06/17/05                                              20,000        19,976
      2.970%, 06/28/05                                              30,000        29,933
      2.720%, 06/30/05                                              23,000        22,950
      2.960%, 07/06/05                                              14,008        13,968
      3.060%, 08/01/05                                              27,500        27,357
      3.135%, 09/06/05                                              30,000        29,747
   Federal Home Loan Mortgage Corporation
      (MTN)
      7.000%, 07/15/05                                              16,578        16,655
                                                                             -----------
                                                                                 201,852
-----------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.4%
   Federal National Mortgage Association (DN)+
      2.810%, 06/01/05                                              20,000        20,000

-----------------------------------------------------------------------------------------
                                                                    PAR          VALUE
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
      2.660%, 06/01/05                                          $   25,000   $    25,000
      2.955%, 06/22/05                                              30,000        29,948
      3.054%, 08/03/05                                              19,782        19,676
      3.120%, 08/24/05                                              25,000        24,818
      3.130%, 08/31/05                                              30,000        29,763
   Federal National Mortgage Association
      (FRN)
      2.990%, 10/03/05                                              20,000        19,996
      2.825%, 09/07/06                                              30,000        29,981
                                                                             -----------
                                                                                 199,182
-----------------------------------------------------------------------------------------

Total U.S. Government Agency Obligations
   (Cost $500,750)                                                               500,750
-----------------------------------------------------------------------------------------
CORPORATE BONDS -- 12.0%
BANKS -- 5.3%
   Bank of Nova Scotia (FRN)
      3.020%, 06/24/05                                              31,300        31,300
   Barclays Bank PLC (FRN)
      3.031%, 10/31/05                                              30,000        29,996
   Bayerische Landesbank (FRN)
      3.130%, 07/25/05                                              25,000        25,004
   Fifth Third Bank (FRN)
      3.073%, 07/26/05                                              25,000        25,000
   Royal Bank of Canada (FRN)
      3.020%, 06/27/05                                              25,000        24,999
      3.165%, 08/23/05                                              30,000        29,781
                                                                             -----------
                                                                                 166,080
-----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.0%
   General Electric (FRN)
      3.211%, 10/24/05                                              30,000        30,011
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.2%
   Bear Stearns (FRN)
      3.070%, 06/02/05                                              20,000        20,000
   Greenwich Capital (FRN)
      3.050%, 06/07/05                                              30,000        30,000
   Morgan Stanley (FRN)
      3.210%, 08/15/05                                              30,000        30,013
   UBS Finance (FRN)
      3.030%, 07/05/05                                              20,000        19,999
   Wells Fargo (FRN)
      3.030%, 03/03/06                                              30,000        30,032
                                                                             -----------
                                                                                 130,044
-----------------------------------------------------------------------------------------
FUNDING AGREEMENT -- 1.3%
   Travelers Life & Annuity Funding
      Agreement (FRN) (A)
      3.120%, 09/16/05                                              40,000        40,000
-----------------------------------------------------------------------------------------
INSURANCE -- 0.2%
   ASIF Global (FRN)
      3.110%, 09/02/05                                               6,000         6,003
-----------------------------------------------------------------------------------------

Total Corporate Bonds (Cost $372,138)                                            372,138
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                PAR (000)/
                                                                  NUMBER        VALUE
                                                                 OF SHARES      (000)
-----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.9%
   American Express
      3.020%, 06/10/05                                          $   30,000   $    30,000
   BNP Paribas (FRN)
      3.160%, 08/09/05                                              34,000        34,001
   Credit Suisse First Boston (FRN)
      3.100%, 07/11/05                                              30,000        30,000
   HSBC Bank
      3.160%, 08/09/05                                              30,000        30,001
   Societe Generale (FRN)
      3.055%, 09/20/05                                              31,000        30,983
   SunTrust Bank (FRN)
      3.330%, 10/25/05                                              30,000        30,000
   Toronto Dominion Bank (FRN)
      3.045%, 07/12/05                                              30,000        30,000
-----------------------------------------------------------------------------------------

Total Certificates of Deposit (Cost $214,985)                                    214,985
-----------------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.9%
COLORADO -- 0.4%
   Denver City & County School District (RB)
      (LOC - JP Morgan Chase) Series A
      3.050%, 12/15/18                                               6,200         6,200
   Denver City & County School District (RB)
      (LOC - JP Morgan Chase) Series B
      3.050%, 12/15/18                                               6,200         6,200
                                                                             -----------
                                                                                  12,400
-----------------------------------------------------------------------------------------
GEORGIA -- 0.5%
   Aquarium Parking Deck (RB)
      (LOC - SunTrust Bank) (VRDN)
      3.060%, 04/01/20                                               9,800         9,800
   Savannah College of Art & Design (RB)
      (LOC - Bank of America) (VRDN)
      3.090%, 04/01/24                                               7,700         7,700
                                                                             -----------
                                                                                  17,500
-----------------------------------------------------------------------------------------

Total Municipal Securities (Cost $29,900)                                         29,900
-----------------------------------------------------------------------------------------
MONEY MARKET FUND -- 0.1%
   Goldman Sachs Financial Square
      Prime Obligation Money Market Fund                         2,796,314         2,796
-----------------------------------------------------------------------------------------

Total Money Market Fund (Cost $2,796)                                              2,796
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 16.3%
   Bank of America
      3.070% (dated 05/31/05, due 06/01/05,
      repurchase price $282,024,048, collateralized
      by Federal National Mortgage Association
      Bond, 5.000% due 04/01/35: total market
      value $287,640,001)                                       $  282,000       282,000

-----------------------------------------------------------------------------------------
                                                                    PAR          VALUE
                                                                   (000)         (000)
-----------------------------------------------------------------------------------------
   Goldman Sachs
      3.080% (dated 05/31/05, due 06/01/05,
      repurchase price $100,008,556, collateralized
      by Federal Home Loan Mortgage
      Corporation Bonds, and Federal National
      Mortgage Association Bonds, 5.020% to
      5.500% due 03/22/12 to 12/25/31: total
      market value $102,000,161)                                $  100,000   $   100,000
   Morgan Stanley
      3.060% (dated 05/31/05, due 06/01/05,
      repurchase price $125,010,625,
      collateralized by Federal National Mortgage
      Association Bonds, 4.900% to 5.000% due
      05/01/34 to 12/01/40: total market value
      $127,776,759)                                                125,000       125,000
-----------------------------------------------------------------------------------------

Total Repurchase Agreements (Cost $507,000)                                      507,000
-----------------------------------------------------------------------------------------

Total Investments -- 100.1% (Cost $3,113,316)*                                 3,113,316
-----------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (0.1)%
   Dividends Payable
      Class I                                                                     (5,040)
      Class A                                                                     (1,016)
   Investment Advisory Fees Payable                                                 (700)
   12b-1 Fees Payable
      Class I                                                                        (69)
      Class A                                                                        (66)
   Administration Fees Payable                                                      (189)
   Custody Fees Payable                                                              (24)
   Trustee Fees Payable                                                             (157)
   Other                                                                           3,643
-----------------------------------------------------------------------------------------

Total Other Assets & Liabilities                                                  (3,618)
-----------------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                                   $ 3,109,698
-----------------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-----------------------------------------------------------------------------------------
                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                            $ 3,111,446
Distributions in excess of net investment income                                      (1)
Accumulated net realized loss on investments                                      (1,747)
-----------------------------------------------------------------------------------------

Total Net Assets                                                             $ 3,109,698
-----------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($2,373,839,931 / 2,375,022,712
   outstanding shares of beneficial interest)                                $      1.00
-----------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($734,046,611 / 734,601,647
   outstanding shares of beneficial interest)                                $      1.00
-----------------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class B ($1,126,284 / 1,126,285
   outstanding shares of beneficial interest)                                $      1.00
-----------------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C ($685,243 / 684,913
   outstanding shares of beneficial interest)                                $      1.00
-----------------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

+     THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

(A) THIS AGREEMENT WAS ACQUIRED AS AN INVESTMENT, NOT WITH THE INTENTION TO SELL, AT A COST OF PAR AND WAS DEEMED ILLIQUID FOR THE PURPOSES OF THE INVESTMENT COMPANY ACT OF 1940. ON MAY 31, 2005, THE VALUE OF THIS AGREEMENT AT AMORTIZED COST AMOUNTED TO APPROXIMATELY $40,000,000 REPRESENTING 1.3% OF THE NET ASSETS OF THE FUND.

DN -- DISCOUNT NOTE

FRN -- FLOATING RATE NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON MAY 31, 2005,
       AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE. THE RATE FLOATS ON A PREDETERMINED INDEX.

LLC -- LIMITED LIABILITY COMPANY

LOC -- LETTER OF CREDIT

MTN -- MEDIUM TERM NOTE

PLC -- PUBLIC LIABILITY COMPANY

RB -- REVENUE BOND

VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON
        MAY 31, 2005, AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                      ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.2%
OHIO -- 99.2%
   Akron (BAN) (GO)
      2.750%, 11/03/05                                     $  3,500   $   3,512
   Allen County (BAN) (GO)
      1.950%, 09/07/05                                        1,300       1,301
   Allen County Health Care Facilities,
      Mennonite Memorial Home Project (RB)
      (LOC - Wells Fargo Bank) (VRDN)
      2.970%, 02/01/18                                        2,675       2,675
   Blue Ash, Reed Hartman Highway Project
      (BAN) (GO)
      2.350%, 11/15/05                                        1,000       1,000
   Butler County (BAN) (GO)
      3.000%, 06/30/05                                        2,400       2,402
   Butler County (BAN) (GO) Series D
      2.750%, 09/22/05                                        1,000       1,003
   Butler County (BAN) (GO) Series F
      2.250%, 09/22/05                                        1,700       1,702
   Clark County (BAN) (GO)
      3.000%, 03/30/06                                        1,360       1,363
   Cleveland Waterworks (RB) Series L (FGIC)
      (VRDN)
      2.980%, 01/01/33                                        7,625       7,625
   Columbus (GO)
      5.000%, 09/01/05                                        1,000       1,007
   Columbus (GO) Series 1 (VRDN)
      2.950%, 06/01/16                                        2,600       2,600
   Columbus Sewer & Water Improvement
      Authority (RB) (VRDN)
      2.980%, 06/01/11                                        7,500       7,500
   Coshocton County Hospital Facilities
      Authority, Memorial Hospital Project (RB)
      (LOC - JP Morgan Chase) (VRDN)
      2.960%, 03/01/19                                        1,100       1,100
   Cuyahoga County (TECP)
      2.900%, 07/21/05                                        5,000       5,000
   Cuyahoga County Civic Facility, Oriana
      Services Project (RB) (LOC - JP Morgan
      Chase) (VRDN)
      3.060%, 04/01/16                                        1,735       1,735
   Cuyahoga County Economic Development
      Authority, Cleveland Animal League Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      2.980%, 10/01/22                                        1,870       1,870
   Cuyahoga County Economic Development
      Authority, Gilmour Academy Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      2.980%, 02/01/22                                        2,100       2,100
   Cuyahoga County Economic Development
      Authority, Magnificat High School Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      2.960%, 06/01/30                                        1,890       1,890
   Cuyahoga County Economic Development
      Authority, Positive Education Program (RB)
      (LOC - Key Bank) (VRDN)
      3.030%, 08/01/20                                        2,670       2,670

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Cuyahoga County Port Authority, Euclid
      Garage Office Project (RB) (LOC - Fifth
      Third Bank) (VRDN)
      2.980%, 01/01/34                                     $  7,410   $   7,410
   Cuyahoga County Port Authority, Laurel
      School Project (RB) (LOC - Key Bank)
      (VRDN)
      3.030%, 06/01/24                                        4,500       4,500
   Dublin City School District (BAN) (GO)
      2.120%, 10/13/05                                        2,000       2,002
      3.500%, 12/15/05                                        3,000       3,014
   Fairfield Township Road Improvement (GO)
      2.250%, 07/14/05                                        1,500       1,501
   Franklin County Health Care Facility,
      Creekside At The Village Project (RB)
      (LOC - Key Bank) (VRDN)
      2.980%, 05/01/34                                        2,435       2,435
   Franklin County Health Care Facility,
      Friendship Village of Dublin Project (RB)
      Series B (LOC - LaSalle Bank) (VRDN)
      2.970%, 11/01/34                                        7,120       7,120
   Franklin County Hospital Authority, Holy
      Cross Health Systems Project (RB) (VRDN)
      2.990%, 06/01/16                                        2,895       2,895
   Franklin County Industrial Development
      Revenue Authority, Bricker & Eckler Project
      (RB) (LOC - Bank One) (VRDN)
      2.750%, 11/01/14                                        1,800       1,800
   Franklin County, Trinity Health Credit Group
      Project (RB) Series F (VRDN)
      2.990%, 12/01/30                                        3,350       3,350
   Gates Mills (BAN) (GO)
      2.250%, 06/16/05                                        2,000       2,000
   Geauga County (BAN) (GO)
      3.000%, 08/30/05                                        2,400       2,405
      2.500%, 12/08/05                                        1,800       1,803
   Geauga County Health Care Facilities,
      Montefiore Housing Corporation Project
      (RB) (LOC - Key Bank) (VRDN)
      3.030%, 01/01/26                                        1,940       1,940
   Greene County (BAN) (GO) Series B
      2.900%, 11/17/05                                        1,929       1,929
   Hamilton County Economic Development
      Authority, Cincinnati Arts Association
      Project (RB) (LOC - Fifth Third Bank)
      (VRDN)
      2.980%, 11/01/23                                        1,000       1,000
   Hamilton County Economic Development
      Authority, Cincinnati-Hamilton Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      2.980%, 09/01/25                                          835         835
   Hamilton County Economic Development
      Authority, Jordon Complex Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      2.980%, 12/01/24                                        1,000       1,000

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Hamilton County Economic Development
      Authority, Saint Xavier High School Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      2.960%, 04/01/28                                     $  4,000   $   4,000
   Hamilton County Economic Development
      Authority, Taft Museum Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      2.980%, 05/01/27                                        4,745       4,745
   Hamilton County Health Care Facilities
      Authority, Twin Towers & Twin Lakes
      Project (RB) (LOC - U.S. Bank) (VRDN)
      2.990%, 07/01/23                                        3,000       3,000
   Hunting Valley (BAN) (GO)
      2.250%, 10/06/05                                        1,000       1,002
   Lakewood City School District (BAN) (GO)
      2.000%, 09/14/05                                        5,000       5,005
   Licking Heights Local School District (BAN)
      (GO)
      3.000%, 08/30/05                                        2,250       2,255
   Lima Hospital Facilities Authority, Lima
      Memorial Hospital Project (RB)
      (LOC - Bank One) (VRDN)
      3.030%, 12/01/10                                        1,115       1,115
      3.060%, 06/01/33                                        2,300       2,300
   Madison County, Jefferson Local School
      District (BAN) (GO)
      2.590%, 11/29/05                                        2,300       2,305
   Ohio State (GO) (VRDN)
      2.950%, 02/01/19                                        4,700       4,700
   Ohio State (GO) Series B (VRDN)
      2.950%, 08/01/17                                        4,015       4,015
      2.960%, 03/15/25                                        3,000       3,000
   Ohio State Air Quality Development
      Authority, Ohio Edison Project (RB)
      Series A (LOC - Wachovia Bank) (VRDN)
      2.950%, 02/01/14                                        8,100       8,100
   Ohio State Air Quality Pollution Control
      Development Authority, Sohio Air Project
      (RB) (VRDN)
      2.970%, 05/01/22                                        8,200       8,200
   Ohio State Air Quality Pollution Control
      Development Authority, Sohio Water Project
      (RB) (VRDN)
      2.990%, 05/01/22                                        2,110       2,110
   Ohio State Air Quality Pollution Control
      Development Authority, Timken Company
      Project (RB) (LOC - Key Bank) (VRDN)
      2.950%, 06/01/33                                        6,000       6,000
   Ohio State Air Quality Pollution Control
      Development Authority, Toledo Edison
      Project (RB) Series A (LOC - Wachovia
      Bank) (VRDN)
      2.980%, 06/01/23                                       15,000      15,000

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Ohio State Economic Development Authority,
      YMCA Greater Cincinnati Project (RB)
      (LOC - Bank One) (VRDN)
      2.960%, 11/01/21                                     $ 4,600    $   4,600
   Ohio State Higher Educational Facilities
      Authority, Ashland University Project (RB)
      (LOC - Key Bank) (VRDN)
      3.010%, 09/01/24                                        4,800       4,800
   Ohio State Higher Educational Facilities
      Authority, Case Western Reserve University
      Project (RB) Series A (VRDN)
      2.980%, 10/01/31                                       11,450      11,450
      2.950%, 10/01/31                                       13,550      13,550
   Ohio State Higher Educational Facilities
      Authority, Kenyon College Project (RB)
      Series K (LOC - Bank One) (VRDN)
      3.030%, 08/01/33                                        1,100       1,100
   Ohio State Higher Educational Facilities
      Authority, Pooled Financing Program (RB)
      Series A (LOC - Fifth Third Bank) (VRDN)
      2.960%, 09/01/24                                        3,760       3,760
      3.010%, 09/01/26                                        4,515       4,515
      2.960%, 09/01/27                                          490         490
   Ohio State Higher Educational Facilities
      Authority, Xavier University Project (RB)
      (LOC - U.S. Bank) (VRDN)
      2.920%, 05/01/15                                        5,100       5,100
   Ohio State Higher Educational Facilities
      Authority, Xavier University Project (RB)
      Series B (LOC - U.S. Bank) (VRDN)
      2.920%, 11/01/30                                       11,100      11,100
   Ohio State Higher Educational Facility
      Commission, Case Western Reserve
      University (TECP)
      2.480%, 10/11/05                                        5,000       5,000
   Ohio State Infrastructure (GO) Series A
      2.950%, 02/01/23                                        8,200       8,200
   Ohio State University (TECP)
      2.050%, 06/09/05                                        2,000       2,000
   Ohio State University General Receipts (RB) (FSA)
      (VRDN)
      2.960%, 12/01/26                                        1,000       1,000
   Ohio State University General Receipts (RB)
      (VRDN)
      2.960%, 12/01/21                                        2,000       2,000
      3.030%, 12/01/27                                        6,775       6,775
      2.960%, 12/01/31                                        3,745       3,745
   Ohio State University General Receipts (RB)
      Series B
      2.000%, 06/01/05                                        1,140       1,140
   Ohio State University General Receipts
      (TECP) Series F
      2.350%, 06/02/05                                        4,500       4,500
   Ohio State Water Development Authority
      (RB) (AMBAC)
      5.000%, 12/01/05                                        1,000       1,013

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Ohio State Water Development Authority,
      Pollution Control Facilities, Cleveland
      Electric Illuminating Project (RB) Series B
      (LOC - Barclays Bank) (VRDN)
      2.980%, 08/01/20                                     $  6,900   $   6,900
   Ohio State Water Development Authority,
      Pollution Control Facilities, Water Control
      Quality Project (RB) (MBIA)
      5.250%, 06/01/05                                        1,025       1,025
   Ohio State Water Development Authority,
      Timken Company Project (RB) (LOC -
      Northern Trust Company) (VRDN)
      2.950%, 11/01/25                                        2,000       2,000
   Ohio State Water Development Authority,
      Timken Company Project (RB) (LOC -
      Wachovia Bank) (VRDN)
      2.980%, 05/01/07                                        3,900       3,900
   Ottawa County (BAN) (GO)
      3.000%, 10/19/05                                        1,250       1,252
   Portage County Health Care Facility, Hattie
      Larham Project (RB) (LOC - Bank One)
      (VRDN)
      3.120%, 02/01/17                                        2,185       2,185
   Rocky River, Lutheran West High School
      Project (RB) (LOC - Fifth Third Bank)
      (VRDN)
      2.980%, 12/01/22                                        2,500       2,500
   Scioto County Hospital Facilities Authority,
      Central Capital Asset Project (RB) Series C
      (AMBAC) (VRDN)
      2.960%, 12/01/25                                        1,550       1,550
   Scioto County Hospital Facilities Authority,
      Central Capital Asset Project (RB) Series E
      (AMBAC) (VRDN)
      2.960%, 12/01/25                                        1,065       1,065
   Scioto County Hospital Facilities Authority,
      VHA Central Capital Asset Financing
      Program (RB) Series 1985 (VRDN)
      2.960%, 12/01/25                                          650         650
   Scioto County Hospital Facilities Authority,
      VHA Central Capital Asset Financing
      Program (RB) Series G (AMBAC) (VRDN)
      2.960%, 12/01/25                                        1,175       1,175
   Sharonville Industrial Development Authority,
      Edgecomb Metals Project (RB) (LOC - Wells
      Fargo Bank) (VRDN)
      2.970%, 11/01/09                                        2,760       2,760
   Sidney City School District (BAN) (GO)
      2.920%, 12/14/05                                          794         796
      2.670%, 12/14/05                                        1,500       1,503
   Solon (BAN) (GO)
      2.750%, 12/01/05                                        2,325       2,333
   Toledo City Services Special Assessment
      Notes (RB) (LOC - Bank One) (VRDN)
      2.980%, 12/01/05                                        4,000       4,000

--------------------------------------------------------------------------------
                                                          PAR (000)/
                                                            NUMBER      VALUE
                                                          OF SHARES     (000)
--------------------------------------------------------------------------------
   Toledo-Lucas County Port Authority (RB)
      Series C (LOC - Sovereign Bank) (VRDN)
      2.960%, 05/15/38                                     $  5,000   $   5,000
   Troy City School District (BAN) (GO)
      2.750%, 06/28/05                                        2,800       2,802
   University of Cincinnati General Receipts
      (BAN) Series C
      4.000%, 03/28/06                                        1,645       1,662
   University of Toledo General Receipts (RB)
      (FGIC) (VRDN)
      2.970%, 06/01/32                                       19,040      19,040
   Upper Valley Joint Vocational School District
      (BAN) (GO)
      2.620%, 11/29/05                                        2,000       2,003
   Walnut Hills High School Alumni Foundation,
      School Improvements Fund (RB) (LOC -
      Fifth Third Bank) (VRDN)
      3.030%, 12/01/06                                        1,530       1,530
   Warren County Healthcare Facilities Authority,
      Otterbein Homes Project (RB) Series A
      (LOC-Fifth Third Bank) (VRDN)
      2.940%, 07/01/21                                        3,020       3,020
   Warren County Healthcare Facilities Authority,
      Otterbein Homes Project (RB) Series B
      (LOC - Fifth Third Bank) (VRDN)
      3.060%, 07/01/23                                        3,028       3,028
   Warren County Industrial Development
      Authority, Cincinnati Electric Illuminating
      Project (RB) (LOC - Bank of Nova Scotia)
      (VRDN)
      3.170%, 09/01/15                                        4,690       4,690
   Warren County Industrial Development
      Authority, Liquid Container Project (RB)
      (LOC - Bank of America) (VRDN)
      2.990%, 03/01/15                                        1,670       1,670
   Wooster Industrial Development Authority,
      Allen Group Project (RB) (LOC - Wachovia
      Bank ) (VRDN)
      2.970%, 12/01/10                                        5,200       5,200
--------------------------------------------------------------------------------

Total Municipal Securities (Cost $356,923)                              356,923
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.3%
   BlackRock Ohio Municipal Money Market
      Portfolio                                             162,111         162
   Fidelity Ohio Money Market Fund                          898,464         898
--------------------------------------------------------------------------------

Total Money Market Funds (Cost $1,060)                                    1,060
--------------------------------------------------------------------------------

Total Investments -- 99.5% (Cost $357,983)*                             357,983
--------------------------------------------------------------------------------

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.5%
   Dividends Payable
      Class I                                                         $    (565)
      Class A                                                                (2)
   Investment Advisory Fees Payable                                         (45)
   12b-1 Fees Payable
      Class I                                                               (10)
      Class A                                                                (3)
   Administration Fees Payable                                              (20)
   Custody Fees Payable                                                      (4)
   Trustee Fees Payable                                                     (13)
   Other                                                                  2,389
--------------------------------------------------------------------------------

Total Other Assets & Liabilities                                          1,727
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 359,710
--------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                     $ 359,710
--------------------------------------------------------------------------------

Total Net Assets                                                      $ 359,710
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($304,362,232 / 304,366,788
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($55,347,960 / 55,344,259
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

BAN -- BOND ANTICIPATION NOTE

FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION

FSA -- FEDERAL SECURITY ASSURANCE

GO -- GENERAL OBLIGATION

LOC -- LETTER OF CREDIT

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

RB -- REVENUE BOND

TECP -- TAX EXEMPT COMMERCIAL PAPER

VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON MAY
        31, 2005, AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.

SEE NOTES TO FINANCIAL STATEMENTS.

                             ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                                                         STATEMENT OF NET ASSETS
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.2%
PENNSYLVANIA -- 99.2%
   Allegheny County Higher Education Building
      Authority, Carnegie Mellon University Project
      (RB) (VRDN)
      2.900%, 12/01/33                                     $  4,500   $   4,500
   Allegheny County Hospital Development
      Authority, Health Care Dialysis Clinic (RB)
      (LOC - Bank of America) (VRDN)
      2.960%, 12/01/19                                        3,000       3,000
   Allegheny County Industrial Development
      Authority, Carnegie Museums of Pittsburgh
      (RB) (LOC - Citizens Bank) (VRDN)
      3.000%, 08/01/32                                        2,000       2,000
   Beaver County Industrial Development
      Authority, Atlantic Richfield (RB) (VRDN)
      2.980%, 12/01/20                                        4,300       4,300
   Beaver County Industrial Development
      Authority, Toledo Edison Company Project
      (RB) (LOC - Barclays Bank PLC) (VRDN)
      2.960%, 06/01/30                                        6,000       6,000
   Central Bucks County School District (GO)
      Series A (VRDN)
      3.010%, 02/01/20                                        1,700       1,700
   Delaware County Industrial Development
      Authority (TECP)
      2.850%, 07/13/05                                        4,000       4,000
   Delaware County Industrial Development
      Authority, BP Oil Project (RB) (VRDN)
      2.970%, 12/01/09                                        1,800       1,800
      2.970%, 10/01/19                                          800         800
   Delaware County Industrial Development
      Authority, Resource Recovery, General
      Electric Capital Corporation (RB) Series G
      (VRDN)
      2.940%, 12/01/31                                        1,500       1,500
   Delaware County Industrial Exelm Energy
      Project Development Authority (TECP)
      2.400%, 07/25/05                                        3,000       3,000
   Geisinger Health System Authority, Geisinger
      Health System (RB) (VRDN)
      2.970%, 11/15/32                                        1,000       1,000
   Hanover School District (GO) (FSA) (VRDN)
      2.980%, 06/01/25                                        4,000       4,000
   Harrisburg Authority, Haverford School
      District (RB) Sub-Series A (FSA) (VRDN)
      3.010%, 03/01/34                                        2,110       2,110
   Lancaster County Hospital Authority, Lancaster
      General Hospital Project (RB) (LOC - Fulton
      Bank) (VRDN)
      3.110%, 06/01/18                                        5,200       5,200
   Lancaster Industrial Development Authority,
      Student Lodging Incorporated (RB) (LOC -
      Fulton Bank) (VRDN)
      3.110%, 12/01/26                                        2,410       2,410

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Lebanon County Health Facilities, ECC
      Retirement Village Project (RB) (LOC -
      Northern Trust Company) (VRDN)
      3.010%, 10/15/25                                     $  3,900   $   3,900
   Montgomery County Industrial Development
      Authority (TECP)
      2.680%, 08/04/05                                        1,995       1,995
      2.750%, 08/11/05                                        2,000       2,000
   Montgomery County Industrial Development
      Authority, Friends Central School Project
      (RB) (LOC - Wachovia Bank) (VRDN)
      3.010%, 03/01/32                                        1,130       1,130
   Montgomery County Industrial Development
      Authority, PECO Exelon Project (TECP)
      2.000%, 07/06/05                                        2,000       2,000
   New Castle Hospital Authority, Jameson
      Memorial Hospital Project (RB) (FSA)
      (VRDN)
      3.030%, 07/01/26                                        2,000       2,000
   New Garden General Authority, Municipal
      Pooled Financing Program (RB) Series I
      (AMBAC) (VRDN)
      3.030%, 11/01/29                                        4,900       4,900
   New Garden General Authority, Municipal
      Pooled Financing Program (RB) Series II
      (FSA) (VRDN)
      3.030%, 12/01/33                                        3,150       3,150
   Northampton County Higher Education
      Authority, Lafayette College Project (RB)
      Series B (VRDN)
      2.920%, 11/01/28                                        2,000       2,000
   Pennsylvania Infrastructure Investment
      Authority, Pennvest Lane Pool Program (RB)
      (MBIA)
      6.000%, 09/01/05                                        1,050       1,060
   Pennsylvania Intergovernmental Cooperation
      Authority, Philadelphia Funding Program,
      (FGIC)
      6.750%, 06/15/21                                        1,500       1,503
   Pennsylvania State (GO)
      5.000%, 07/01/05                                        2,500       2,506
      5.125%, 09/15/05                                        2,000       2,019
   Pennsylvania State Higher Education Facilities
      Authority (RB) Series X (AMBAC)
      6.000%, 06/15/05                                        2,000       2,003
   Pennsylvania State Higher Education Facilities
      Authority (RB) Series Z (MBIA)
      4.000%, 06/15/05                                        1,500       1,501
   Pennsylvania State Higher Education Facilities
      Authority, Carnegie Mellon University (RB)
      Series B (VRDN)
      2.970%, 11/01/27                                        1,800       1,800

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                              PAR       VALUE
                                                             (000)      (000)
--------------------------------------------------------------------------------
   Pennsylvania State Higher Education Facilities
      Authority, Council Independent Colleges
      Project (RB) Series A-8 (LOC - PNC Bank)
      (VRDN)
      2.750%, 04/01/17                                     $  2,000   $   2,000
   Pennsylvania State Higher Education Facilities
      Authority, University of Pennsylvania (RB)
      Series B
      7.000%, 09/01/05                                        2,000       2,025
   Pennsylvania State Public School Building
      Authority, Parkland School District (RB)
      Series D (VRDN)
      3.010%, 03/01/19                                        1,135       1,135
   Pennsylvania State Turnpike Commission (RB)
      Series Q (VRDN)
      2.900%, 06/01/27                                        3,900       3,900
      2.900%, 06/01/28                                        3,100       3,100
   Philadelphia Hospital & Higher Education
      Facilities Authority, Childrens Hospital
      Project (RB) (VRDN)
      2.980%, 02/15/21                                        1,700       1,700
   Philadelphia Hospital & Higher Education
      Facilities Authority, Childrens Hospital
      Project (RB) Series B (VRDN)
      2.980%, 07/01/25                                        6,100       6,100
   Philadelphia Hospital & Higher Education
      Facilities Authority, Childrens Hospital
      Project (RB) Series C (VRDN)
      2.980%, 07/01/31                                        1,100       1,100
   Philadelphia Industrial Development Authority,
      1100 Walnut Associates Project (RB) (LOC -
      PNC Bank) (VRDN)
      2.650%, 12/01/14                                        3,400       3,400
   Philadelphia Industrial Development Authority,
      Newcourtland Elder Services Project (RB)
      (LOC - PNC Bank) (VRDN)
      2.900%, 03/01/27                                        2,000       2,000
   Philadelphia Industrial Development Authority,
      Pennsylvania School for the Deaf (RB)
      (LOC - Citizens Bank) (VRDN)
      3.010%, 11/01/32                                        4,400       4,400
   Sayre Health Care Facilities Authority, Capital
      Funding Project (RB) Series I (VRDN)
      (AMBAC)
      2.980%, 12/01/20                                        2,750       2,750
   Sayre Health Care Facilities Authority, Capital
      Funding Project (RB) Series K (VRDN)
      (AMBAC)
      2.980%, 12/01/20                                        3,000       3,000
   Scranton-Lackawanna Health & Welfare
      Authority, University of Scranton Project
      (RB) (LOC - PNC Bank)
      2.700%, 05/01/18                                        1,205       1,205

--------------------------------------------------------------------------------
                                                          PAR (000)/
                                                            NUMBER      VALUE
                                                           OF SHARES    (000)
--------------------------------------------------------------------------------
   University of Pittsburgh, Commonwealth
      Systems of Higher Education (GO)
      3.000%, 10/14/05                                     $  3,000   $   3,003
   University of Pittsburgh, University Capital
      Project (RB) Series A (VRDN)
      2.960%, 09/15/29                                        1,100       1,100
   University of Pittsburgh, University Capital
      Project (RB) Series C (VRDN)
      2.960%, 09/15/24                                        2,900       2,900
   Washington County Authority, University of
      Pennsylvania Project (RB) (VRDN)
      2.910%, 07/01/34                                        2,000       2,000
   York County (TRAN) (GO)
      2.750%, 06/30/05                                        2,000       2,001
--------------------------------------------------------------------------------

Total Municipal Securities (Cost $131,606)                              131,606
--------------------------------------------------------------------------------

MONEY MARKET FUNDS -- 0.5%
   BlackRock Pennsylvania Municipal Money
      Market Portfolio                                        9,726          10
   Fidelity Pennsylvania Municipal Money
      Market Fund                                           698,846         699
--------------------------------------------------------------------------------

Total Money Market Funds (Cost $709)                                        709
--------------------------------------------------------------------------------

Total Investments -- 99.7% (Cost $132,315)*                             132,315
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.3%
   Dividends Payable
      Class I                                                              (186)
      Class A                                                               (40)
   Investment Advisory Fees Payable                                         (17)
   12b-1 Fees Payable
      Class I                                                                (3)
      Class A                                                                (3)
   Administration Fees Payable                                               (5)
   Custody Fees Payable                                                      (2)
   Trustee Fees Payable                                                      (7)
   Other                                                                    630
--------------------------------------------------------------------------------

Total Other Assets & Liabilities                                            367
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                            $ 132,682
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                     $ 132,732
Accumulated net realized loss on investments                                (50)
--------------------------------------------------------------------------------

Total Net Assets                                                      $ 132,682
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($93,324,594 / 93,435,735
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($39,357,035 / 39,299,443
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION

FSA -- FEDERAL SECURITY ASSURANCE

GO -- GENERAL OBLIGATION

LOC -- LETTER OF CREDIT

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

PLC -- PUBLIC LIABILITY COMPANY

RB -- REVENUE BOND

TECP -- TAX EXEMPT COMMERCIAL PAPER

TRAN -- TAX AND REVENUE ANTICIPATION NOTE

VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON MAY
        31, 2005, AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.3%
DELAWARE -- 0.4%
   Delaware Economic Development Authority,
      Andrews School Project (RB) (VRDN)
      2.960%, 09/01/32                                      $    2,450   $   2,450
-----------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.7%
   District of Columbia, Field School Project (RB)
      Series B (LOC - Wachovia Bank) (VRDN)
      3.020%, 07/01/31                                           3,860       3,860
-----------------------------------------------------------------------------------
FLORIDA -- 1.7%
   Gainesville Utilities System (TECP)
      2.740%, 09/08/05                                           9,659       9,659
-----------------------------------------------------------------------------------
GEORGIA -- 1.7%
   Burke County Pollution Control Development
      Authority, Oglethorpe Power Vogtle Project
      (TECP)
      2.020%, 07/05/05                                           4,600       4,600
   Gainesville Redevelopment Authority, Riverside
      Military Project (RB) (LOC - SunTrust Bank)
      (VRDN)
      2.970%, 12/01/25                                           5,000       5,000
                                                                         ---------
                                                                             9,600
-----------------------------------------------------------------------------------
ILLINOIS -- 6.8%
   Illinois State (GO)
      3.000%, 06/03/05                                           5,000       5,000
   Illinois State Development Finance Authority,
      Jewish Federation Project (RB) (AMBAC)
      (VRDN)
      2.980%, 09/01/24                                           1,360       1,360
   Illinois State Development Finance Authority,
      Loyola Academy Project (RB) Series A
      (LOC - Northern Trust Company) (VRDN)
      3.000%, 10/01/27                                           5,000       5,000
   Illinois State Educational Facilities Authority,
      Chicago Historical Society Project (RB)
      (VRDN)
      2.980%, 12/01/25                                           6,100       6,100
   Illinois State Educational Facilities Authority,
      Lake Forest Open Lands Project (RB)
      (LOC - Northern Trust Company) (VRDN)
      2.980%, 08/01/33                                           6,100       6,100
   Illinois State Educational Facilities Authority,
      Xavier University Project (RB) Series A
      (LOC - LaSalle Bank) (VRDN)
      2.970%, 10/01/32                                           6,700       6,700
   Illinois State Finance Authority, Northwestern
      Memorial Hospital Project (RB) Series B
      (VRDN)
      2.980%, 08/15/38                                           1,500       1,500
   Illinois State Health Facilities Authority,
      University of Chicago Hospitals (RB) (MBIA)
      (VRDN)
      2.980%, 08/01/26                                           3,000       3,000

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   Naperville, Dupage Children's Museum (RB)
      (LOC - American National Bank & Trust)
      (VRDN)
      2.980%, 06/01/30                                      $    2,500   $   2,500
   Normal County (GO) (VRDN)
      2.980%, 06/01/23                                           1,750       1,750
                                                                         ---------
                                                                            39,010
-----------------------------------------------------------------------------------
INDIANA -- 6.0%
   Evansville Industrial Economic Development
      Authority, Ball Corporation Project (RB)
      (LOC - Bank One) (VRDN)
      2.980%, 12/01/08                                           2,500       2,500
   Indiana State Development Finance Authority,
      Eitteljorg Museum Project (TECP) (LOC -
      JP Morgan Chase)
      2.980%, 02/01/24                                           4,100       4,100
   Indiana State Development Finance Authority,
      University High School Project (RB) (LOC -
      Key Bank) (VRDN)
      3.060%, 10/01/30                                           4,500       4,500
   Indiana State Educational Facilities Authority,
      University of Indianapolis Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.020%, 10/01/30                                          10,000      10,000
   Indiana State Educational Facilities Authority,
      Wesleyan University Project (RB) (LOC -
      Bank of America) (VRDN)
      2.960%, 12/01/15                                           1,620       1,620
   Indiana State Health Facilities Authority,
      Capital Access Program (RB) (LOC -
      Comerica Bank) (VRDN)
      2.980%, 01/01/12                                             550         550
   Marion Industrial Economic Development
      Authority, Wesleyan University Project (RB)
      (LOC - Bank One) (VRDN)
      2.960%, 06/01/30                                           3,400       3,400
   Sullivan Hoosier Energy (TECP)
      2.320%, 06/06/05                                           4,700       4,700
      2.320%, 06/06/05                                           3,000       3,000
                                                                         ---------
                                                                            34,370
-----------------------------------------------------------------------------------
IOWA -- 0.7%
   Iowa State (TRAN)
      3.000%, 06/30/05                                           4,000       4,004
-----------------------------------------------------------------------------------
KANSAS -- 1.2%
   Burlington County Pollution Control, Kansas
      Electric Project (TECP)
      2.770%, 07/07/05                                           6,800       6,800
-----------------------------------------------------------------------------------
LOUISIANA -- 2.4%
   Plaquemines Port Harbor & Terminal District
      Facilities, Chevron Pipe Line Project (RB)
      (VRDN)
      1.600%, 09/01/08                                           6,000       6,000

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   St. James Parish Pollution Control, Texaco
      Project (RB) Series A (VRDN)
      2.890%, 08/09/05                                      $    8,000   $   8,000
                                                                         ---------
                                                                            14,000
-----------------------------------------------------------------------------------
MICHIGAN -- 4.0%
   Michigan State Building Authority (RB)
      (TECP)
      2.680%, 07/21/05                                          15,000      15,000
   Woodhaven Brownstown School District,
      School Building & Site Project (GO) Series B
      (VRDN)
      2.960%, 05/01/34                                           8,000       8,000
                                                                         ---------
                                                                            23,000
-----------------------------------------------------------------------------------
MINNESOTA -- 0.4%
   Minneapolis Revenue Authority, University
      Gateway Project (RB) Series B (VRDN)
      2.870%, 12/01/27                                           2,050       2,050
-----------------------------------------------------------------------------------
MISSISSIPPI -- 2.6%
   Jackson County Water System (GO) (VRDN)
      2.150%, 08/01/05                                           4,400       4,400
   Mississippi Development Bank Special
      Obligation, Municipal Gas Authority (RB)
      (VRDN)
      2.950%, 07/01/15                                          10,480      10,480
                                                                         ---------
                                                                            14,880
-----------------------------------------------------------------------------------
MISSOURI -- 0.2%
   Missouri Health and Education Facilities
      Authority, Washington University Project
      (RB) Series D (VRDN)
      2.980%, 09/01/30                                           1,400       1,400
-----------------------------------------------------------------------------------
NEVADA -- 2.0%
   Las Vegas Valley Water District (TECP)
      2.100%, 07/20/05                                           6,000       6,000
      2.850%, 08/17/05                                           3,600       3,600
      2.820%, 08/17/05                                           2,000       2,000
                                                                         ---------
                                                                            11,600
-----------------------------------------------------------------------------------
NEW HAMPSHIRE -- 0.7%
   New Hampshire Higher Educational & Health
      Facilities Authority, New England
      Incorporated Project (RB) Series B (AMBAC)
      (VRDN)
      3.000%, 12/01/25                                           4,300       4,300
-----------------------------------------------------------------------------------
NORTH CAROLINA -- 7.8%
   Charlotte Water and Sewer System (BAN)
      (GO)
      2.120%, 08/15/05                                          10,000      10,000
   Guilford County Recreational Facilities
      Authority, YMCA Project (RB) (LOC -
      Branch Banking & Trust) (VRDN)
      3.000%, 02/01/23                                           2,300       2,300

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   Mecklenburg County (GO) Series C (VRDN)
      2.980%, 02/01/21                                      $    7,400   $   7,400
      2.980%, 02/01/22                                           1,500       1,500
   Mecklenburg County (GO) Series E (VRDN)
      2.980%, 04/01/18                                           8,200       8,200
   North Carolina Capital Facilities Financing
      Authority, Greensboro Day School Project
      (RB) (LOC - Bank of America) (VRDN)
      2.960%, 07/01/21                                           5,675       5,675
   North Carolina Capital Facilities Financing
      Authority, Mars Hill College Project (RB)
      (LOC - Branch Banking & Trust) (VRDN)
      3.000%, 07/01/21                                           3,450       3,450
   North Carolina Educational Facilities Finance
      Agency, Belmont Abbey College Project (RB)
      (LOC - Wachovia Bank) (VRDN)
      2.970%, 06/01/18                                           1,000       1,000
   North Carolina Medical Care Commission,
      Rutherford Hospital Project (RB) (LOC -
      Branch Banking & Trust) (VRDN)
      3.000%, 09/01/21                                           1,900       1,900
   University of North Carolina, Chapel Hill
      Hospital Project (RB) Series B (VRDN)
      2.980%, 02/15/31                                           3,105       3,105
                                                                         ---------
                                                                            44,530
-----------------------------------------------------------------------------------
OHIO -- 14.0%
   Cuyahoga County Port Authority, Euclid
      Garage Office Project (RB) (LOC-Fifth
      Third Bank) (VRDN)
      2.980%, 01/01/34                                           5,000       5,000
   Franklin County Hospital Authority, Holy
      Cross Health Systems Project (RB) (VRDN)
      2.990%, 06/01/16                                           2,100       2,100
   Hunting Valley (BAN) (GO)
      1.750%, 10/06/05                                           3,750       3,757
   Ohio State (GO) Series B (VRDN)
      2.950%, 08/01/17                                          11,500      11,500
   Ohio State Air Quality Pollution Control
      Development Authority, Sohio Air Project
      (RB) (VRDN)
      2.970%, 05/01/22                                           1,500       1,500
   Ohio State Air Quality Pollution Control
      Development Authority, Toledo Edison
      Project (RB) Series A (LOC - Wachovia
      Bank) (VRDN)
      2.980%, 06/01/23                                           4,500       4,500
   Ohio State Higher Educational Facilities
      Authority, Case Western Reserve University
      Project (RB) Series A (VRDN)
      2.980%, 10/01/31                                           4,000       4,000
      2.950%, 10/01/31                                          12,550      12,550
   Ohio State Higher Educational Facilities
      Authority, Pooled Financing Program (RB)
      Series A (LOC - Fifth Third Bank) (VRDN)
      2.960%, 09/01/24                                             505         505

ALLEGIANT TAX EXEMPT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
OHIO -- CONTINUED
   Ohio State University General Receipts
      (TECP)
      2.350%, 07/12/05                                      $   10,000   $  10,000
   Ohio State University General Receipts (TECP)
      Series F
      2.350%, 06/02/05                                           7,500       7,500
   Toledo-Lucas County Port Authority (RB)
      Series C (LOC - Sovereign Bank) (VRDN)
      2.960%, 05/15/38                                           3,500       3,500
   University of Toledo General Receipts (RB)
      (FGIC) (VRDN)
      2.970%, 06/01/32                                           8,275       8,275
   Washington County Hospital, Marietta Area
      Health Facilities (RB) (LOC - Fifth Third
      Bank) (VRDN)
      2.980%, 12/01/26                                           1,690       1,690
      2.980%, 06/01/27                                           4,005       4,005
                                                                         ---------
                                                                            80,382
-----------------------------------------------------------------------------------
PENNSYLVANIA -- 21.6%
   Allegheny County Higher Education Building
      Authority, Carnegie Mellon University Project
      (RB) (VRDN)
      2.900%, 12/01/33                                           4,000       4,000
   Berks County Industrial Development
      Authority, Kutztown Resource Recovery
      Management Project (RB) (LOC - Wachovia
      Bank) (VRDN)
      3.070%, 12/01/30                                           4,120       4,120
   Chester County Industrial Development
      Authority, Archdiocese of Philadelphia (RB)
      (LOC - Wachovia Bank) (VRDN)
      2.900%, 07/01/31                                             770         770
   Dallastown Area School District (GO) (FGIC)
      (VRDN)
      3.010%, 02/01/18                                           3,905       3,905
      3.010%, 05/01/20                                           2,925       2,925
   Delaware County Industrial Development
      Authority, BP Oil Project (RB) (VRDN)
      2.970%, 12/01/09                                           2,100       2,100
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series A (VRDN)
      2.980%, 12/01/18                                           3,800       3,800
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series B (VRDN)
      2.980%, 12/01/18                                           5,000       5,000
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series C (VRDN)
      2.980%, 12/01/18                                           2,000       2,000
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series D (VRDN)
      2.980%, 12/01/18                                           4,000       4,000

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   Delaware County Industrial Development
      Authority, Sunoco Project (RB) (LOC -
      Bank of America) (VRDN)
      2.980%, 11/01/33                                      $    4,000   $   4,000
   Delaware County Industrial Exelm Energy
      Project Development Authority (TECP)
      2.400%, 07/25/05                                           3,925       3,925
   Gettysburg Area Industrial Development
      Authority, Brethren Home Community
      Project (RB) Series A (LOC - Wachovia
      Bank) (VRDN)
      2.970%, 06/01/24                                           2,590       2,590
   Harrisburg Authority, Cumberland Valley
      School District Project (RB) Sub-Series B
      (FSA) (VRDN)
      3.010%, 03/01/34                                           8,900       8,900
   Harrisburg Authority, West Brandywine (RB)
      Sub-Series D (FSA) (VRDN)
      3.010%, 03/01/34                                           2,900       2,900
   Harrisburg Water Authority (RB) (FGIC)
      (VRDN)
      3.010%, 07/15/29                                           2,650       2,650
   Manheim Township School District (GO)
      (FSA) (VRDN)
      3.010%, 06/01/16                                           2,000       2,000
   Montgomery County Higher Educational
      Facilities Authority, William Penn Charter
      School Project (RB) (LOC - PNC Bank)
      (VRDN)
      3.010%, 09/15/31                                           4,900       4,900
   New Castle Hospital Authority, Jameson
      Memorial Hospital Project (RB) (FSA)
      (VRDN)
      3.030%, 07/01/26                                           3,790       3,790
   New Garden General Authority, Municipal
      Pooled Financing Program (RB) Series II
      (FSA) (VRDN)
      3.030%, 12/01/33                                           5,000       5,000
   Pennsylvania State Higher Education Facilities
      Authority, Association of Independent
      Colleges & Universities (RB) Series J-2
      (LOC - PNC Bank) (VRDN)
      2.990%, 05/01/27                                           2,200       2,200
   Pennsylvania State Turnpike Commission (RB)
      Series A-3 (VRDN)
      2.960%, 12/01/30                                           6,000       6,000
   Pennsylvania State Turnpike Commission (RB)
      Series Q (VRDN)
      2.900%, 06/01/27                                           1,650       1,650
      2.900%, 06/01/28                                           1,300       1,300
   Pennsylvania State University (RB) Series A
      (VRDN)
      2.940%, 04/01/31                                           4,000       4,000

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   Philadelphia Hospital & Higher Education
      Facilities Authority, Childrens Hospital
      Project (RB) (VRDN)
      2.960%, 07/01/22                                      $      600   $     600
   Philadelphia Hospital & Higher Education
      Facilities Authority, Childrens Hospital
      Project (RB) Series B (VRDN)
      2.980%, 07/01/25                                           8,900       8,900
   Philadelphia Industrial Development Authorty,
      Girard Estate Facilities Project (RB) (LOC -
      Morgan Guaranty Trust) (VRDN)
      2.940%, 11/01/31                                          17,600      17,600
   Quakertown Hospital Authority, Hospital
      Group Pooled Financing Project (RB)
      (LOC - PNC Bank) (VRDN)
      2.950%, 07/01/05                                             100         100
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series A (AMBAC)
      (VRDN)
      3.000%, 12/01/20                                           4,500       4,500
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series M (AMBAC)
      (VRDN)
      3.000%, 12/01/20                                           4,000       4,000
                                                                         ---------
                                                                           124,125
-----------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.4%
   South Carolina State Public Service (TECP)
      2.070%, 06/16/05                                           5,000       5,000
      2.800%, 07/19/05                                           8,591       8,591
                                                                         ---------
                                                                            13,591
-----------------------------------------------------------------------------------
TENNESSEE -- 3.8%
   Blount County Health, Educational and
      Housing Facilities Authority, Presbyterian
      Homes Project (RB) (LOC - SunTrust Bank)
      (VRDN)
      2.970%, 01/01/19                                           6,575       6,575
   Tennessee State (TECP)
      2.010%, 06/08/05                                           5,000       5,000
      2.850%, 07/14/05                                           7,900       7,900
   Tennessee State School Board (TECP)
      2.350%, 07/26/05                                           2,600       2,600
                                                                         ---------
                                                                            22,075
-----------------------------------------------------------------------------------
TEXAS -- 10.7%
   Brownsville Utilities System, Subordinate Lien
      Project (RB) Series A (TECP) (MBIA)
      2.050%, 06/21/05                                           4,200       4,200
   Denton Independent School District (GO)
      (VRDN)
      1.550%, 08/15/21                                           4,700       4,700
   Gulf Coast Industrial Development Authority,
      Amoco Oil Project (RB) (VRDN)
      2.100%, 06/01/05                                           4,000       4,000

-----------------------------------------------------------------------------------
                                                                PAR        VALUE
                                                               (000)       (000)
-----------------------------------------------------------------------------------
   Harris County (TECP)
      2.780%, 07/14/05                                      $    3,150   $   3,150
      2.260%, 08/19/05                                           4,298       4,298
   San Antonio Health Facilities Authority,
      Clinical Foundation Project (RB) (LOC -
      Wells Fargo Bank) (VRDN)
      2.970%, 06/01/20                                           2,000       2,000
   San Antonio Higher Education Authority,
      Trinity University Project (RB) (LOC -
      Bank of America) (VRDN)
      2.980%, 06/01/33                                           1,300       1,300
   Texas A&M University (TECP)
      3.020%, 06/15/05                                          10,000      10,000
   Texas State (TRAN)
      3.000%, 08/31/05                                          17,500      17,557
   University of Texas (TECP) Series A
      3.500%, 10/05/05                                          10,000      10,049
                                                                         ---------
                                                                            61,254
-----------------------------------------------------------------------------------
UTAH -- 2.9%
   Eagle Mountain Gas & Electric (RB) (LOC -
      BNP Paribas) (VRDN)
      2.980%, 12/01/25                                           3,300       3,300
   Intermountain Power Agency (TECP)
      2.200%, 09/15/05                                           7,250       7,250
   Intermountain Power Agency, Power Supply
      (RB) Series F (VRDN)
      2.020%, 06/01/05                                           6,000       6,000
                                                                         ---------
                                                                            16,550
-----------------------------------------------------------------------------------
VERMONT -- 1.3%
   Vermont Education and Health Building
      Finance Agency, Middlebury College Project
      (RB) Series A (VRDN)
      1.960%, 11/01/27                                           7,520       7,520
-----------------------------------------------------------------------------------
VIRGINIA -- 1.9%
   Lynchburg Industrial Development Authority,
      Mid Atlantic Hospital (RB) Series C
      (AMBAC) (VRDN)
      3.000%, 12/01/25                                           2,100       2,100
   Lynchburg Industrial Development Authority,
      Mid Atlantic Hospital (RB) Series F
      (AMBAC) (VRDN)
      3.000%, 12/01/25                                           9,100       9,100
                                                                         ---------
                                                                            11,200
-----------------------------------------------------------------------------------
WASHINGTON -- 0.9%
   Washington Health Care Facilities Authority,
      National Healthcare Research & Educational
      Project (RB) (LOC - BNP Paribas) (VRDN)
      2.980%, 01/01/32                                           4,900       4,900
-----------------------------------------------------------------------------------

ALLEGIANT TAX EXEMPT MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

-----------------------------------------------------------------------------------
                                                            PAR (000)/
                                                              NUMBER        VALUE
                                                             OF SHARES      (000)
-----------------------------------------------------------------------------------
WISCONSIN -- 0.5%
   Wisconsin Health & Educational Facilities
      Authority, Divine Savior Healthcare (RB)
      Series B (LOC - Bank One) (VRDN)
      3.000%, 05/01/32                                      $    2,900   $   2,900
-----------------------------------------------------------------------------------

Total Municipal Securities (Cost $570,010)                                 570,010
-----------------------------------------------------------------------------------

MONEY MARKET FUNDS -- 0.4%
   AIM Tax-Free Investments Trust
      Cash Reserve Portfolio                                 2,088,841       2,089
   Goldman Sachs Financial Square
      Tax-Exempt Money Market Fund                             327,305         327
-----------------------------------------------------------------------------------

Total Money Market Funds (Cost $2,416)                                       2,416
-----------------------------------------------------------------------------------

Total Investments -- 99.7% (Cost $572,426)*                                572,426
-----------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES -- 0.3%
   Dividends Payable
      Class I                                                                 (874)
      Class A                                                                  (17)
   Investment Advisory Fees Payable                                            (78)
   12b-1 Fees Payable
      Class I                                                                  (13)
      Class A                                                                  (14)
   Administration Fees Payable                                                 (35)
   Custody Fees Payable                                                         (6)
   Trustee Fees Payable                                                        (28)
   Other                                                                     2,659
-----------------------------------------------------------------------------------

Total Other Assets & Liabilities                                             1,594
-----------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                               $ 574,020
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                           VALUE
                                                                           (000)
-----------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                        $ 574,069
Accumulated net realized loss on investments                                   (49)
-----------------------------------------------------------------------------------

Total Net Assets                                                         $ 574,020
-----------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($436,205,765 / 436,244,836
   outstanding shares of beneficial interest)                            $    1.00
-----------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($137,813,854 / 137,816,762
   outstanding shares of beneficial interest)                            $    1.00
-----------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

BAN -- BOND ANTICIPATION NOTE

FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION

FSA -- FEDERAL SECURITY ASSURANCE

GO -- GENERAL OBLIGATION

LOC -- LETTER OF CREDIT

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

RB -- REVENUE BOND

TECP -- TAX EXEMPT COMMERCIAL PAPER

TRAN -- TAX AND REVENUE ANTICIPATION NOTE

VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE SHOWN IS THE RATE IN EFFECT ON MAY
        31, 2005, AND THE DATE SHOWN IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.

SEE NOTES TO FINANCIAL STATEMENTS.

ALLEGIANT TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS
MAY 31, 2005

--------------------------------------------------------------------------------
                                                         PAR (000)/
                                                           NUMBER         VALUE
                                                         OF SHARES        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.0%
U.S. TREASURY BILLS+ -- 98.0%
      2.605%, 06/02/05                                   $   12,000     $ 11,999
      2.431%, 06/09/05                                       11,000       10,994
      2.885%, 06/15/05                                       15,000       14,983
      2.618%, 06/16/05                                       37,000       36,960
      2.723%, 06/23/05                                       24,000       23,960
      2.649%, 06/30/05                                       25,000       24,947
      2.693%, 07/07/05                                       17,000       16,954
      2.613%, 07/14/05                                       11,000       10,966
      2.745%, 07/28/05                                        6,000        5,974
      2.826%, 08/11/05                                        7,000        6,961
      2.803%, 08/18/05                                       10,000        9,939
      2.875%, 08/25/05                                        4,000        3,973
      2.973%, 09/08/05                                       12,000       11,902
      3.030%, 09/15/05                                       13,000       12,884
      3.002%, 11/03/05                                        6,000        5,922
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations (Cost $209,318)                          209,318
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.8%
   Federated U.S. Treasury Cash Reserve
      Money Market Fund                                     184,973          185
   Goldman Sachs Financial Square Treasury
      Money Market Fund                                   1,552,915        1,553
--------------------------------------------------------------------------------

Total Money Market Funds (Cost $1,738)                                     1,738
--------------------------------------------------------------------------------

Total Investments -- 98.8% (Cost $211,056)*                              211,056
--------------------------------------------------------------------------------

Other Assets and Liabilities -- 1.2%                                       2,523
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                              $213,579
--------------------------------------------------------------------------------

*     ALSO COST FOR FEDERAL INCOME TAX PURPOSES.

+     THE RATE SHOWN IS THE EFFECTIVE YIELD AT PURCHASE DATE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    STATEMENT OF
                                                          ASSETS AND LIABILITIES
                                                                    MAY 31, 2005

--------------------------------------------------------------------------------
                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
ASSETS
   Investments, at value (Cost $211,056)                              $ 211,056
   Receivable for investment securities sold                             17,999
   Interest receivable                                                       15
   Prepaid expenses                                                          36
                                                                      ---------
      Total Assets                                                      229,106
                                                                      ---------
LIABILITIES
   Payable for investment securities purchased                           14,983
   Dividends payable
      Class I                                                               426
      Class A                                                                 6
   Advisory fees payable                                                     51
   12b-1 fees payable
      Class I                                                                12
      Class A                                                                 1
   Administration fees payable                                               13
   Custody fees payable                                                       3
   Trustee fees payable                                                      15
   Other liabilities                                                         17
                                                                      ---------
       Total Liabilities                                                 15,527
                                                                      ---------
TOTAL NET ASSETS                                                      $ 213,579
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
   authorization -- no par value)                                     $ 213,594
Undistributed net investment income                                           2
Accumulated net realized loss on investments                                (17)
--------------------------------------------------------------------------------

Total Net Assets                                                      $ 213,579
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ($196,929,597 / 196,960,976
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($16,648,953 / 16,641,376
   outstanding shares of beneficial interest)                         $    1.00
--------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2005

--------------------------------------------------------------------------------
                                                       GOVERNMENT
                                                      MONEY MARKET  MONEY MARKET
                                                          FUND          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                $ 29,230      $ 70,427
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                   5,350        12,327
Administration fees                                        1,070         2,465
12b-1 fees:
   Class I                                                   402           962
   Class A                                                   143           282
   Class B                                                    --             9
   Class C                                                    --             6
Shareholder services fees:
   Class A                                                 1,039         2,002
   Class B                                                    --             3
   Class C                                                    --             2
Transfer agent fees                                          502           931
Custodian fees                                               151           310
Professional fees                                            151           274
Pricing fees                                                   1             2
Printing and shareholder reports                             166           228
Registration and filing fees                                 127           315
Trustees' fees                                                46           141
Miscellaneous                                                 98           175
--------------------------------------------------------------------------------
Total Expenses                                             9,246        20,434
--------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees                        (1,529)       (3,521)
Waiver of 12b-1 fees:
   Class B                                                    --            (4)
   Class C                                                    --            (3)
--------------------------------------------------------------------------------
   Net Expenses                                            7,717        16,906
--------------------------------------------------------------------------------
Net Investment Income                                     21,513        53,521
--------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold                  (7)            2
--------------------------------------------------------------------------------
Net increase from payments by affiliate(1)                    --         6,100
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations    $ 21,506      $ 59,623
================================================================================

(1)   SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------
                                                                           PENNSYLVANIA
                                                         OHIO MUNICIPAL     TAX EXEMPT       TAX EXEMPT        TREASURY
                                                          MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                              FUND             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                    $  5,596         $  2,348         $ 10,500         $  6,457
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                       1,132              566            2,200            1,204
Administration fees                                              227               99              440              281
12b-1 fees:
   Class I                                                        94               33              161              145
   Class A                                                        18               17               60                7
   Class B                                                        --               --               --               --
   Class C                                                        --               --               --               --
Shareholder services fees:
   Class A                                                       129              122              418               50
   Class B                                                        --               --               --               --
   Class C                                                        --               --               --               --
Transfer agent fees                                               80               38              164              128
Custodian fees                                                    47               28               77               53
Professional fees                                                 33               16               56               24
Pricing fees                                                       1                1                3                1
Printing and shareholder reports                                  27               14               49               23
Registration and filing fees                                      27               13               59               28
Trustees' fees                                                    15                6               28               10
Miscellaneous                                                     17                7               32               16
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,847              960            3,747            1,970
-------------------------------------------------------------------------------------------------------------------------
LESS:
Waiver of investment advisory fees                              (647)            (353)          (1,257)            (201)
Waiver of 12b-1 fees:
   Class B                                                        --               --               --               --
   Class C                                                        --               --               --               --
-------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                1,200              607            2,490            1,769
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          4,396            1,741            8,010            4,688
-------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold                      --               --               --              (17)
-------------------------------------------------------------------------------------------------------------------------
Net increase from payments by affiliate(1)                        --               --               --               --
-------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations        $  4,396         $  1,741         $  8,010         $  4,671
=========================================================================================================================

ALLEGIANT MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------------------------
                                                                         GOVERNMENT
                                                                     MONEY MARKET FUND                     MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              -------------------------------       -------------------------------
                                                              MAY 31, 2005       MAY 31, 2004       MAY 31, 2005       MAY 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                         $     21,513       $     14,258       $     53,521       $     26,804
Net realized gain (loss) on investments sold                            (7)                 5                  2                 45
Net increase from payments by affiliate(1)                              --                 --              6,100                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                21,506             14,263             59,623             26,849
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (15,957)           (12,205)           (42,753)           (22,619)
   Class A                                                          (5,556)            (2,052)           (10,750)            (4,174)
   Class B                                                              --                 --                (12)                (7)
   Class C                                                              --                 --                 (6)                (4)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                    (21,513)           (14,257)           (53,521)           (26,804)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                       2,585,277          3,308,807          5,336,701          5,275,852
   Class A                                                       2,253,574          2,562,752          4,533,758          3,922,976
   Class B                                                              --                 --                789                778
   Class C                                                              --                 --              3,951              9,512
   Class H                                                              --                 --                 --                 35
Net asset value of shares issued from merger(2):
   Class I                                                         195,005                 --                 --                 --
Reinvestment of dividends:
   Class I                                                             340                 57              2,352                761
   Class A                                                           1,163                291              3,605              1,342
   Class B                                                              --                 --                 11                  5
   Class C                                                              --                 --                  6                  4
------------------------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested         5,035,359          5,871,907          9,881,173          9,211,265
------------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                      (3,610,560)        (3,720,757)        (5,889,208)        (6,003,125)
   Class A                                                      (2,201,151)        (2,768,889)        (4,708,205)        (4,119,429)
   Class B                                                              --                 --               (804)            (1,444)
   Class C                                                              --                 --             (3,943)           (10,127)
   Class H                                                              --                 --                 --               (117)
------------------------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                  (5,811,711)        (6,489,646)       (10,602,160)       (10,134,242)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions         (776,352)          (617,739)          (720,987)          (922,977)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (776,359)          (617,733)          (714,885)          (922,932)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                             1,942,621          2,560,354          3,824,583          4,747,515
------------------------------------------------------------------------------------------------------------------------------------
   End of year*                                               $  1,166,262       $  1,942,621       $  3,109,698       $  3,824,583
====================================================================================================================================
*Including undistributed (distributions in excess of)
 net investment income                                        $         --       $         --       $         (1)      $         (1)
====================================================================================================================================

(1)   SEE NOTE 8 IN NOTES TO FINANCIAL STATEMENTS.

(2)   SEE NOTE 7 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------
                                                                   OHIO MUNICIPAL           PENNSYLVANIA TAX EXEMPT
                                                                 MONEY MARKET FUND             MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                            ---------------------------   ---------------------------
                                                            MAY 31, 2005   MAY 31, 2004   MAY 31, 2005   MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                       $     4,396    $     1,796    $     1,741    $     1,075
Net realized gain (loss) on investments sold                         --             --             --             --
Net increase from payments by affiliate(1)                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              4,396          1,796          1,741          1,075
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                       (3,806)        (1,576)        (1,230)          (717)
   Class A                                                         (590)          (220)          (511)          (358)
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                                  (4,396)        (1,796)        (1,741)        (1,075)
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                      607,879        432,388        228,237        223,093
   Class A                                                      167,552        102,619        238,736        538,396
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
   Class H                                                           --             --             --             --
Net asset value of shares issued from merger(2):
   Class I                                                           --             --             --             --
Reinvestment of dividends:
   Class I                                                          363            226              4              7
   Class A                                                          578            215            246             95
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested        776,372        535,448        467,223        761,591
---------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                     (542,312)      (456,873)      (232,164)      (226,354)
   Class A                                                     (161,318)      (106,339)      (303,671)      (523,143)
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
   Class H                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                                 (703,630)      (563,212)      (535,835)      (749,497)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions        72,742        (27,764)       (68,612)        12,094
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          72,742        (27,764)       (68,612)        12,094
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                            286,968        314,732        201,294        189,200
---------------------------------------------------------------------------------------------------------------------
   End of year*                                             $   359,710    $   286,968    $   132,682    $   201,294
=====================================================================================================================
*Including undistributed (distributions in excess of)
 net investment income                                      $        --    $        --    $        --    $        --
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                     TAX EXEMPT                     TREASURY
                                                                 MONEY MARKET FUND             MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                            ---------------------------   ---------------------------
                                                            MAY 31, 2005   MAY 31, 2004   MAY 31, 2005   MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                       $     8,010    $     4,211    $     4,688    $     3,184
Net realized gain (loss) on investments sold                         --             --            (17)             3
Net increase from payments by affiliate(1)                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              8,010          4,211          4,671          3,187
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                       (6,250)        (3,227)        (4,466)        (3,139)
   Class A                                                       (1,760)          (987)          (222)           (52)
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                                  (8,010)        (4,214)        (4,688)        (3,191)
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                      812,093        595,476        661,628      1,001,486
   Class A                                                      534,757        961,139         86,895         91,909
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
   Class H                                                           --             --             --             --
Net asset value of shares issued from merger(2):
   Class I                                                           --             --             --             --
Reinvestment of dividends:
   Class I                                                           60             41              4              1
   Class A                                                        1,546            681            178             40
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested      1,348,456      1,557,337        748,705      1,093,436
---------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                     (802,202)      (714,360)    (1,042,708)    (1,060,294)
   Class A                                                     (620,683)    (1,007,499)       (95,035)       (82,231)
   Class B                                                           --             --             --             --
   Class C                                                           --             --             --             --
   Class H                                                           --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total value of shares redeemed                               (1,422,885)    (1,721,859)    (1,137,743)    (1,142,525)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions       (74,429)      (164,522)      (389,038)       (49,089)
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (74,429)      (164,525)      (389,055)       (49,093)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                            648,449        812,974        602,634        651,727
---------------------------------------------------------------------------------------------------------------------
   End of year*                                             $   574,020    $   648,449    $   213,579    $   602,634
=====================================================================================================================
*Including undistributed (distributions in excess of)
 net investment income                                      $        --    $        --    $         2    $        --
=====================================================================================================================

ALLEGIANT MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

1. FUND ORGANIZATION

Allegiant Funds (the "Trust"), formerly Armada Funds, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2005, the Trust offered for sale shares of 29 Funds. Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, Class I and Class A Shares are sold without a sales charge; Class B and Class C Shares of the Money Market Fund are available through exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund;

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund;

FIXED INCOME FUNDS

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

MONEY MARKET FUNDS

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity and Asset Allocation Funds, and the Fixed Income and Tax Free Bond Funds are not presented herein, but are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

INVESTMENT VALUATION

The investments of the Money Market Funds are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. No investments held at May 31, 2005 were valued at other than amortized cost.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

Fees paid by the Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the "Adviser"), formerly, National City Investment Management Company, an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2005.

--------------------------------------------------------------------------------
                                                       ANNUAL RATE    FEE WAIVER
--------------------------------------------------------------------------------
Government Money Market Fund                              0.35%          0.10%
--------------------------------------------------------------------------------
Money Market Fund                                         0.35%          0.10%
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                          0.35%          0.20%
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund                 0.40%          0.25%
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                              0.35%          0.20%
--------------------------------------------------------------------------------
Treasury Money Market Fund                                0.30%          0.05%
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES FEES

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment, listed in the table below, based on each Class' average daily net assets.

--------------------------------------------------------------------------------
                                                             ANNUAL RATE
                                                    CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------------
Government Money Market Fund                         0.25%       N/A       N/A
--------------------------------------------------------------------------------
Money Market Fund                                    0.25%      0.25%     0.25%
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                     0.25%       N/A       N/A
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund            0.25%       N/A       N/A
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                         0.25%       N/A       N/A
--------------------------------------------------------------------------------
Treasury Money Market Fund                           0.25%       N/A       N/A
--------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

CUSTODIAN FEES

National City Bank ("NCB"), an affiliate of the Adviser, serves as the Trust's Custodian. For its services as the Custodian, NCB received fees at the following rates (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million from each Fund, respectively. NCB also received a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses. Effective July 1, 2005, NCB's fees for the provision of custody services were lowered to the following rates: i) 0.007% of the first $5 billion of the Trust's average daily gross assets; ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. Other transaction based charges apply.

DISTRIBUTION/12B-1 FEES

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor") are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares. The Money Market Funds currently charge 0.03% per annum of the average daily net assets of Class I and Class A Shares, reduced from 0.05% per annum of the average daily net assets effective September 1, 2004. Effective June 1, 2005, Class I and Class A Shares will increase 12b-1 accruals to 0.04% per annum of the average daily net assets. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares. With respect to Class B and Class C Shares of the Money Market Fund, the Distributor had voluntarily agreed to waive 0.70% beginning November 18, 2002. This waiver was voluntary and was terminated effective November 1, 2004.

TRUSTEE FEES

The Trustees are paid for services rendered to all of the Funds and Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, and are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $25,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Audit Committee receives an additional fee of $4,000 per annum and the Chairman of the Board receives an additional fee of $21,000 per annum for services in such capacity. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

ADMINISTRATION FEES

The Trust, PFPC Inc. ("PFPC") and National City Bank ("NCB") are parties to a Co-Administration and Accounting Services Agreement, under which PFPC and NCB provide administration and accounting services in exchange for fees at the annual rate of 0.07% based on average daily net assets of the Trust's Funds, of which 0.0325% was allocated to PFPC and 0.0375% was allocated to NCB. The Co-Administrators may use their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust. For the year ended May 31, 2005, PFPC contributed 0.0094% of average daily net assets to support the Funds. Effective June 1, 2005, the fees for providing administration and accounting services were reduced to the annual rate of 0.06% based on average daily net assets of the

Trust's Funds, of which approximately 0.0225% will be allocated to PFPC and approximately 0.0375% will be allocated to NCB. In addition, PFPC will no longer use its own resources to pay advertising, marketing and other expenses for support of the Funds.

LEGAL FEES

Expenses paid by the Trust for the year ended May 31, 2005, include legal fees of $628,656 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

4. FEDERAL INCOME TAXES

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts:

--------------------------------------------------------------------------------
                             UNDISTRIBUTED NET   ACCUMULATED
                                INVESTMENT      NET REALIZED
                                  INCOME           LOSSES        PAID-IN CAPITAL
                                   (000)            (000)             (000)
--------------------------------------------------------------------------------
Money Market Fund                 $   --          $  6,100          $ (6,100)
Treasury Money Market Fund             2                (3)                1
--------------------------------------------------------------------------------

The tax character of dividends paid during the years ended May 31, 2005 and May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                              TAX-EXEMPT    ORDINARY
                                                INCOME       INCOME       TOTAL
                                                 (000)        (000)       (000)
--------------------------------------------------------------------------------
Government Money Market Fund
   2005 ...................................     $   --      $ 21,513    $ 21,513
   2004 ...................................         --        14,257      14,257
--------------------------------------------------------------------------------
Money Market Fund
   2005 ...................................         --        53,521      53,521
   2004 ...................................         --        26,804      26,804
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund
   2005 ...................................      4,396            --       4,396
   2004 ...................................      1,796            --       1,796
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund
   2005 ...................................      1,741            --       1,741
   2004 ...................................      1,075            --       1,075
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund
   2005 ...................................      8,010            --       8,010
   2004 ...................................      4,214            --       4,214
--------------------------------------------------------------------------------
Treasury Money Market Fund
   2005 ...................................         --         4,688       4,688
   2004 ...................................         --         3,191       3,191
--------------------------------------------------------------------------------

ALLEGIANT MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

As of May 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                     UNDISTRIBUTED   UNDISTRIBUTED       CAPITAL          POST           OTHER              TOTAL
                                       TAX EXEMPT      ORDINARY           LOSS          OCTOBER        TEMPORARY       DISTRIBUTABLE
                                         INCOME         INCOME        CARRYFORWARD       LOSSES       DIFFERENCES         EARNINGS
                                          (000)          (000)            (000)          (000)           (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund              $ --          $2,255          $   (20)          $(7)          $(2,255)          $   (27)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                           --           6,055           (1,747)           --            (6,056)           (1,748)
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund           567              --               --            --              (567)               --
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money
   Market Fund                             226              --              (50)           --              (226)              (50)
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund               891              --              (49)           --              (891)              (49)
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                  --             434              (10)           (7)             (432)              (15)
------------------------------------------------------------------------------------------------------------------------------------

Post-October losses represent losses realized on investment transactions from November 1, 2004 through May 31, 2005 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At May 31, 2005, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

--------------------------------------------------------------------------------------------------
                                                         EXPIRING MAY 31,
--------------------------------------------------------------------------------------------------
                                  2006     2007       2010      2011     2012     2013       TOTAL
                                  (000)    (000)      (000)     (000)    (000)    (000)      (000)
--------------------------------------------------------------------------------------------------
Government Money Market Fund       $--      $--      $   --      $18      $ 2      $--      $   20
--------------------------------------------------------------------------------------------------
Money Market Fund                   --       --       1,747       --       --       --       1,747
--------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money
   Market Fund                      10       --          40       --       --       --          50
--------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund         7       19          --       23       --       --          49
--------------------------------------------------------------------------------------------------
Treasury Money Market Fund          --       --          --       --       --       10          10
--------------------------------------------------------------------------------------------------

During the year ended May 31, 2005, capital loss carryforwards that were utilized to offset capital gains were as follows:

--------------------------------------------------------------------------------
                                                                EXPIRING MAY 31,
--------------------------------------------------------------------------------
                                                                     2010
                                                                     (000)
--------------------------------------------------------------------------------
Money Market Fund                                                    $6,102
--------------------------------------------------------------------------------

5. MARKET AND CREDIT RISK

Each Fund may invest up to 10% of net assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds.

6. FUND LIQUIDATION

Effective May 12, 2005, Armada Treasury Plus Money Market Fund was liquidated pursuant to a Plan of Liquidation approved by the Board of Trustees on February 11, 2005.

7. FUND MERGER/REORGANIZATION

Effective October 12, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of the Provident Riverfront Government Securities Money Market Fund were transferred in a tax-free exchange into Allegiant Government Money Market Fund as follows:

---------------------------------------------------------------------------------------------------------------------------------
                        PROVIDENT RIVERFRONT FUND                                               ALLEGIANT FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                            ACCUMULATED
                            SHARES        NET ASSETS ON    NET REALIZED                          NET ASSETS ON        AGGREGATE
ACQUIRED FUND             EXCHANGED          10/12/04         LOSSES      ACQUIRING FUND            10/12/04         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Government Securities                                                     Government
   Money Market Fund     195,005,374      $  195,005,374      $   --         Money Market Fund   $1,602,897,167    $1,797,902,541
---------------------------------------------------------------------------------------------------------------------------------

8. CAPITAL INFUSIONS

On June 17, 2004 and July 1, 2004, National City Corporation, parent of the Trust's Adviser and Custodian, provided capital infusions of $1 million and $5.1 million, respectively, to Allegiant Money Market Fund. The Fund had been diluted by $7.8 million in capital loss carryovers from 2002, resulting from losses on the sale of commercial paper issued by Pacific Gas and Southern California Edison.

9. INDEMNIFICATIONS

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

ALLEGIANT MONEY MARKET FUNDS
NOTICE TO SHAREHOLDERS
(UNAUDITED)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2005 income tax purposes will be sent to them in early 2006. Please consult your tax advisor for proper treatment of this information.

TAX INFORMATION

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular federal income tax purposes.

--------------------------------------------------------------------------------
NAME OF FUND
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                                            100%
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund                                   100%
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                                                100%
--------------------------------------------------------------------------------

A portion of this income may be subject to alternative minimum tax.

--------------------------------------------------------------------------------
FORM N-PX
(UNAUDITED)

The Securities and Exchange Commission ("SEC") adopted a requirement that all Funds file their complete proxy voting record with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year. A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to its portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, 2005, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at www.allegiantfunds.com, or on the SEC's website at http://www.sec.gov

--------------------------------------------------------------------------------
FORM N-Q
(UNAUDITED)

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust's website at www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                  DISTRIBUTOR
                      Professional Funds Distributor, LLC
                                 760 Moore Road
                      King of Prussia, Pennsylvania 19406

                                 LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                                                                          [LOGO]
                                                                   ALLEGIANT(SM)
                                                          www.allegiantfunds.com

[LOGO]
ALLEGIANT(SM)
www.allegiantfunds.com

760 MOORE ROAD
KING OF PRUSSIA, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, OH 44114

                                                                 ALL-AR-002-0605


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There has been no amendment, during the period covered by this report, to any provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item..


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that John F. Durkott, Richard W. Furst and Robert Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent," as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant's board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $639,110 for 2004 and $626,200 for 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2004 and $5,500 in regards to tax compliance for 2005.

          Tax service was tax compliance and excise tax reviews for certain Armada funds. All pre-approved and again disclosed in the July 22 Audit Committee meeting.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

    (e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows

     The Audit Committee shall:

     1. Determine the firm to be employed as the Funds' independent auditors and the terms of their engagement for the Funds' audit and non-audit services.

          (a) The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

          (b) The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

     2. Review and approve in advance with the independent auditors each non-audit engagement involving the Funds' independent auditor and the Funds' investment adviser and any entity controlling, controlled by or under common control with the adviser ("control affiliates") where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

           (a) The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds' independent auditor by the Funds' investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds' Audit Committee; (ii) such services were not recognized by the Funds' adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and
                (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $367,800 for 2004 and $612,980 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

A shareholder may submit a nomination for an independent trustee of the registrant by sending the nomination to the registrant's Secretary. The Secretary will submit all such nominations to the Nominating Committee of the registrant's Board of Trustees. The Nominating Committee assesses shareholder nominees in the same manner it reviews its own nominations.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)), are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on August 6, 2005 (Accession No. 0000935069-04-001038).

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Allegiant Funds
            -----------------------------------------------------------

By (Signature and Title)*  /s/ Herbert Martens
                         ----------------------------------------------
                           Herbert Martens, President & Trustee
                           (principal executive officer)

Date              July 27, 2005
    -------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Herbert Martens
                         ----------------------------------------------
                           Herbert Martens, President & Trustee
                           (principal executive officer)

Date              July 27, 2005
    -------------------------------------------------------------------


By (Signature and Title)*  /s/ Dennis J. Westley
                         ----------------------------------------------
                           Dennis J. Westley, Treasurer
                           (principal financial officer)

Date              July 21, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.